UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2016

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	36
Investment Advisory Agreement Approval	37
Privacy Notice	39
Trustee and Officer Information	42

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,077.00	$1,023.00	$2.08	$2.02	0.40	%***
Core Plus Fixed Income Portfolio Class A	1,000.00	1,074.40	1,021.25	3.89	3.79	0.75	***
Core Plus Fixed Income Portfolio Class L	1,000.00	1,073.70	1,020.00	5.18	5.05	1.00	***
Core Plus Fixed Income Portfolio Class C	1,000.00	1,071.30	1,017.50	7.77	7.57	1.50	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.80%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Index (the "Index"), which returned 5.19%.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 7.08% for Class I Shares as of September 30, 2016. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Factors Affecting Performance

•  The rise in risk premia and increase in correlations across asset classes that began when China devalued its currency in the third quarter of 2015 continued to dominate asset prices over the 12-month period. The devaluation of the Chinese currency and ensuing fall in Chinese equity prices was followed by a substantial move lower in oil prices, which continued through February 2016. Oil prices were at the epicenter of market volatility, with investor concerns about Chinese economic performance and a broader emerging markets slowdown reflected in lower commodity prices. Weaker expectations for oil demand, combined with fears of new supply coming on line, pushed oil prices down to levels not seen in a decade. Volatility in the energy market put pressure on all the major risk markets, and correlations between crude oil prices and equities, credit, inflation expectations and even government bond yields were extremely high. The market has since been calmed by a stabilization in oil prices and continued global central bank policy coordination, which has led to a recovery in risk asset prices and the start of a rise in global government bond yields, mainly at the back-end (that is, the longer maturity range) of yield curves.

•  Global government bond yields fell over the period, boosting prices (as bond yields and prices move in opposite directions). Yields on the 10-year U.S. Treasury fell to as low as 1.36% during the period and returned 5.6% over the full period.(1) Ten-year Japanese government bonds returned 4.9%, German 10-year bunds returned 8.5%, and U.K. 10-year gilts returned 12.4%.(1)

•  While yield spreads on non-agency residential mortgage-backed securities (RMBS) did widen in early 2016, the sector was relatively resilient and the spread widening was largely a result of a rise in global risk premium rather than increased credit risks in the U.S. housing and mortgage markets. Non-agency RMBS spreads are now at their tightest levels since 2014 for most securities. As of the end of the period, non-agency mortgage-backed securities (MBS) offered spreads of 150 to 225 basis points (bps) above Treasuries for investment grade bonds, and 250 to 300 bps for senior non-investment grade bonds on a loss-adjusted basis.(2)

•  Commercial mortgage-backed securities (CMBS) credit spreads were mixed during the period; widening for the bulk of the period, then recovering in the last few months. Year-to-date through September 30, 2016 CMBS performance has sharply diverged based on position in the capital structure, with AAA-rated CMBS 25 to 30 bps tighter, while BBB-rated issues were 40 to 75 bps wider.(3) Issuance in 2016 remains lighter than initially anticipated with roughly $47 billion issued through the first nine months of the year. We are on pace for $60-70 billion in issuance in 2016, which would be about 60% of the issuance that was initially anticipated for the year.(4) Fundamentally, CMBS performance remains on solid ground. While price volatility and supply-demand dynamics for CMBS continue to cause some concerns, the fundamental real estate market conditions underlying CMBS market appear to be stable.

(1)  Source: Bloomberg L.P. Data as of September 30, 2016.

(2)  Source: Morgan Stanley Investment Management. Data as of September 30, 2016.

(3)  Source: Bloomberg Barclays Capital

(4)  Source: Deutsche Bank

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  Emerging market debt experienced broad-based weakness in the fourth quarter of 2015 and the start of 2016, as the potential for rising U.S. interest rates, the direction of commodity prices, and the uncertain path of Chinese economic growth, currency and monetary policy were risk factors weighing on emerging market asset prices. Emerging market assets have since recovered along with other risk assets.

Management Strategies

•  Throughout the period, the Portfolio was positioned with exposure to the investment grade credit sector, primarily focused on financials, and to the high yield credit sector, as we believe valuations relative to fundamentals have been attractive in these segments. These positions added to performance during the period.

•  Given the attractive yield advantages, improving fundamentals and shrinking net supply, we remain overweight the non-agency MBS sector. This positioning benefited relative performance.

•  Within CMBS, we favor more seasoned issues, which have benefited from recent property price appreciation, over newly originated deals, which may have somewhat inflated property valuations as part of their underwriting. Despite improvement in the sector toward the end of the period, positioning here detracted from performance overall.

•  With regard to interest rate strategy, the Portfolio is positioned using futures and interest rate swaps to be underweight duration at the intermediate and long parts of the yield curve. This positioning added to relative performance.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Performance Compared to the Bloomberg Barclays U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	14.80%	6.64%	4.43%	7.47%
Portfolio — Class A Shares w/o sales charges(5)	14.31	6.29	4.13	5.05
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	9.47	5.37	3.68	4.82
Portfolio — Class L Shares w/o sales charges(6)	14.10	—	—	5.63
Portfolio — Class C Shares w/o sales charges(7)	13.52	—	—	7.78
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	12.52	—	—	7.78
Bloomberg Barclays U.S. Aggregate Index	5.19	3.08	4.79	7.28
Lipper Core Plus Bond Funds Index	6.13	4.23	5.34	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  Commenced operations on April 27, 2012.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (92.5%)
Agency Adjustable Rate Mortgage (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool:
2.55%, 7/1/45	$243	$251
Agency Fixed Rate Mortgages (19.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44 - 2/1/45	2,409	2,564
4.00%, 6/1/44 - 10/1/44	1,294	1,390
5.41%, 7/1/37 - 8/1/37	33	38
5.44%, 1/1/37 - 6/1/38	122	135
5.46%, 5/1/37 - 4/1/38	127	143
5.48%, 8/1/37 - 10/1/37	74	83
5.50%, 8/1/37 - 4/1/38	134	151
5.52%, 9/1/37 - 1/1/38	29	33
5.62%, 12/1/36 - 12/1/37	92	104
6.00%, 10/1/36 - 8/1/38	299	344
6.50%, 12/1/25 - 8/1/33	187	218
7.00%, 6/1/28 - 11/1/31	56	60
Federal National Mortgage Association,
Conventional Pools:
3.00%, 5/1/30 - 4/1/45	1,723	1,805
3.50%, 4/1/29 - 8/1/45	1,365	1,449
4.00%, 11/1/41 - 1/1/46	5,842	6,308
4.50%, 3/1/41 - 11/1/44	2,486	2,774
5.00%, 3/1/41	359	399
5.50%, 6/1/35 - 1/1/37	112	128
5.62%, 12/1/36	35	37
6.50%, 4/1/24 - 1/1/34	1,535	1,774
7.00%, 11/1/17 - 1/1/34	285	308
9.50%, 4/1/30	211	248
October TBA:
2.50%, 10/1/31 (a)	1,050	1,088
3.00%, 10/1/31 - 10/1/46 (a)	7,258	7,550
3.50%, 10/1/46 (a)	5,899	6,225
4.00%, 10/1/46 (a)	2,870	3,083
Government National Mortgage Association,
Various Pools:
3.50%, 11/20/40 - 7/20/46	4,576	4,876
4.00%, 8/20/41 - 3/20/43	920	991
5.48%, 9/20/37	9	10
		44,316
Asset-Backed Securities (5.5%)
American Homes 4 Rent,
6.07%, 10/17/45 (b)	500	550
Bayview Opportunity Master Fund IIIb Trust,
3.47%, 7/28/18 (b)	526	527
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25	25	20
CVS Pass-Through Trust,
6.04%, 12/10/28	397	461
	Face Amount (000)		Value (000)
Green Tree Agency Advance Funding Trust I,
2.38%, 10/15/48 (b)	$800		$800
Invitation Homes Trust,
4.53%, 9/17/31 (b)(c)	1,000		1,001
5.28%, 8/17/32 (b)(c)	997		1,010
Mid-State Trust IV,
8.33%, 4/1/30	8		8
Nationstar HECM Loan Trust,
4.36%, 2/25/26 (b)	650		650
5.68%, 8/25/26 (b)	475		478
6.54%, 6/25/26 (b)	450		459
OnDeck Asset Securitization Trust II LLC,
4.21%, 5/17/20 (b)	450		454
PRPM LLC,
4.00%, 9/27/21 (b)	500		501
RMAT LLC,
4.83%, 6/25/35 (b)	657		647
Silver Bay Realty Trust,
4.08%, 9/17/31 (b)(c)	700		683
Skopos Auto Receivables Trust,
3.10%, 12/15/23 (b)	126		126
3.55%, 2/15/20 (b)	108		108
U-Haul S Fleet LLC,
4.90%, 10/25/23 (b)	680		688
VOLT NPL X LLC,
4.75%, 10/26/54 (b)	493		484
VOLT XIX LLC,
3.88%, 4/25/55 (b)	410		412
5.00%, 4/25/55 (b)	300		295
VOLT XXII LLC,
4.25%, 2/25/55 (b)	299		291
VOLT XXX LLC,
4.75%, 10/25/57 (b)	399		391
VOLT XXXI LLC,
4.50%, 2/25/55 (b)	399		390
VOLT XXXIII LLC,
4.25%, 3/25/55 (b)	694		673
			12,107
Collateralized Mortgage Obligations — Agency Collateral Series (2.3%)
Federal Home Loan Mortgage Corporation,
3.72%, 6/25/48 (b)(c)	483		415
4.09%, 10/25/48 (b)(c)	750		649
5.50%, 7/25/23	437		437
5.77%, 7/25/26 (b)(c)	286		289
IO REMIC
5.48%, 11/15/43 (c)	1,774		303
5.53%, 4/15/39 (c)	1,691		166
IO STRIPS
7.50%, 12/1/29	44		12
PAC REMIC
9.50%, 4/15/20	—	@	—	@

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
Federal National Mortgage Association,
IO
5.86%, 9/25/20 (c)	$3,721		$563
IO PAC REMIC
8.00%, 9/18/27	176		40
IO REMIC
6.00%, 7/25/33	113		22
IO STRIPS
6.50%, 9/25/29 - 12/25/29	672		128
8.00%, 4/25/24	167		29
8.50%, 10/25/25	59		14
9.00%, 11/25/26	54		12
REMIC
7.00%, 9/25/32	314		363
61.27%, 9/25/20 (d)	—	@	—	@
Government National Mortgage Association,
IO
3.50%, 5/20/43	1,834		343
5.00%, 2/16/41	384		66
5.52%, 11/16/40 (c)	2,336		419
5.57%, 7/16/33 (c)	2,626		194
5.70%, 3/20/43 (c)	874		132
5.97%, 5/20/40 (c)	1,059		169
IO PAC
5.62%, 10/20/41 (c)	3,129		327
			5,092
Commercial Mortgage-Backed Securities (6.7%)
Citigroup Commercial Mortgage Trust,
3.47%, 9/15/27 (b)(c)	800		733
IO
1.06%, 11/10/48 (c)	2,827		160
1.13%, 9/10/58 (c)	9,829		649
COMM Mortgage Trust,
5.07%, 4/10/47 (b)(c)	883		785
5.21%, 8/10/46 (b)(c)	800		775
IO
0.27%, 7/10/45 (c)	15,205		119
1.14%, 10/10/47 (c)	4,644		215
1.43%, 7/15/47 (c)	4,194		253
Commercial Mortgage Pass-Through Certificates,
4.75%, 2/10/47 (b)(c)	575		514
CSMC Trust,
4.67%, 3/15/17 (b)(c)	200		196
GS Mortgage Securities Trust,
4.93%, 8/10/46 (b)(c)	500		463
IO
1.00%, 9/10/47 (c)	5,883		286
1.29%, 10/10/49 (c)	8,184		738
1.53%, 10/10/48 (c)	5,415		491
HILT Mortgage Trust,
4.27%, 7/15/29 (b)(c)	600		567
	Face Amount (000)	Value (000)
JP Morgan Chase Commercial Mortgage Securities Trust,
4.72%, 7/15/47 (b)(c)	$1,135	$907
5.46%, 12/12/43	600	601
IO
0.72%, 4/15/46 (c)	6,956	221
1.29%, 7/15/47 (c)	10,549	536
JPMBB Commercial Mortgage Securities Trust,
4.83%, 4/15/47 (b)(c)	775	676
IO
1.25%, 8/15/47 (c)	4,523	287
LB-UBS Commercial Mortgage Trust,
6.45%, 9/15/45 (c)	550	554
Wells Fargo Commercial Mortgage Trust,
1.81%, 11/15/49	6,981	775
3.94%, 8/15/50 (b)	945	775
4.65%, 9/15/58 (b)(c)	471	378
WF-RBS Commercial Mortgage Trust,
3.80%, 11/15/47 (b)(c)	950	694
3.99%, 5/15/47 (b)	580	445
4.27%, 5/15/45 (b)(c)	425	392
5.15%, 9/15/46 (b)(c)	805	794
		14,979
Corporate Bonds (31.4%)
Finance (13.3%)
ABN Amro Bank N.V.,
4.25%, 2/2/17 (b)	600	606
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
3.75%, 5/15/19	380	389
Alexandria Real Estate Equities, Inc.,
3.95%, 1/15/27	175	184
Ally Financial, Inc.,
3.25%, 2/13/18	10	10
American Campus Communities Operating Partnership LP,
3.75%, 4/15/23	250	262
American International Group, Inc.,
4.88%, 6/1/22	275	310
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	375	376
Bank of America Corp.,
MTN
4.00%, 1/22/25	830	862
4.20%, 8/26/24	225	239
4.25%, 10/22/26	313	333
5.00%, 1/21/44	180	213
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	400	434

The accompanying notes are an integral part of the financial statements.
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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
BNP Paribas SA,
4.38%, 5/12/26 (b)	$200	$207
5.00%, 1/15/21	175	196
Boston Properties LP,
3.80%, 2/1/24	175	187
BPCE SA,
5.15%, 7/21/24 (b)	600	632
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	235	240
Capital One Bank USA NA,
3.38%, 2/15/23	500	514
Capital One Financial Corp.,
2.45%, 4/24/19	150	153
Citigroup, Inc.,
5.50%, 9/13/25	525	600
6.68%, 9/13/43	120	158
8.13%, 7/15/39	175	276
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	255
Cooperatieve Rabobank UA,
3.95%, 11/9/22	650	682
Credit Agricole SA,
3.88%, 4/15/24 (b)	500	546
7.88%, 1/23/24 (b)(c)(e)	200	201
Credit Suisse Group Funding Guernsey Ltd.,
4.55%, 4/17/26 (b)	325	342
Discover Bank,
7.00%, 4/15/20	250	285
Discover Financial Services,
3.95%, 11/6/24	300	308
Extra Space Storage LP,
3.13%, 10/1/35 (b)(f)	250	270
Federal Realty Investment Trust,
3.63%, 8/1/46	250	245
Five Corners Funding Trust,
4.42%, 11/15/23 (b)	500	541
GE Capital International Funding Co.,
4.42%, 11/15/35	215	242
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37	490	626
MTN
4.80%, 7/8/44	175	198
Goodman Funding Pty Ltd.,
6.38%, 4/15/21 (b)	425	498
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	295	329
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	813	871
Healthcare Trust of America Holdings LP,
3.70%, 4/15/23 (f)	350	363
	Face Amount (000)	Value (000)
HSBC Finance Corp.,
6.68%, 1/15/21	$820	$944
HSBC Holdings PLC,
4.25%, 3/14/24	200	207
HSBC USA, Inc.,
3.50%, 6/23/24	225	234
ING Bank N.V.,
5.80%, 9/25/23 (b)	520	582
ING Groep N.V.,
6.00%, 4/16/20 (c)(e)(f)	200	195
Intesa Sanpaolo SpA,
5.25%, 1/12/24 (f)	410	443
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
7.38%, 4/1/20 (b)	380	372
JPMorgan Chase & Co.,
3.13%, 1/23/25	950	972
3.20%, 6/15/26	275	283
4.13%, 12/15/26	300	321
MTN
2.30%, 8/15/21	250	251
LeasePlan Corp. N.V.,
2.88%, 1/22/19 (b)(f)	475	480
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (b)	150	157
Macquarie Bank Ltd.,
6.63%, 4/7/21 (b)(f)	490	565
MetLife, Inc.,
5.70%, 6/15/35	175	212
Mizuho Financial Group, Inc.,
2.63%, 4/12/21 (b)	600	608
Nationwide Building Society,
3.90%, 7/21/25 (b)	200	216
6.25%, 2/25/20 (b)	645	733
New York Life Global Funding,
1.70%, 9/14/21 (b)(f)	600	597
PNC Financial Services Group, Inc. (The),
3.90%, 4/29/24	210	225
Realty Income Corp.,
3.25%, 10/15/22	400	414
Royal Bank of Scotland Group PLC,
3.88%, 9/12/23	650	641
Santander UK Group Holdings PLC,
2.88%, 10/16/20	375	379
3.13%, 1/8/21	350	357
Skandinaviska Enskilda Banken AB,
2.63%, 11/17/20 (b)	500	515
Standard Chartered PLC,
3.05%, 1/15/21 (b)(f)	325	335
TD Ameritrade Holding Corp.,
3.63%, 4/1/25	500	537
Toronto-Dominion Bank (The),
3.63%, 9/15/31 (c)(f)	425	427

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Travelers Cos., Inc. (The),
3.75%, 5/15/46	$175	$185
UBS Group Funding Co.,
2.95%, 9/24/20 (b)	525	538
UnitedHealth Group, Inc.,
2.88%, 3/15/23	800	835
3.75%, 7/15/25	375	412
WEA Finance LLC/Westfield UK & Europe Finance PLC,
3.25%, 10/5/20 (b)	450	469
Wells Fargo & Co.,
MTN
4.10%, 6/3/26	750	797
		29,621
Industrials (17.1%)
21st Century Fox America, Inc.,
4.75%, 9/15/44	275	302
AbbVie, Inc.,
3.20%, 5/14/26	325	330
Air Liquide Finance SA,
1.75%, 9/27/21 (b)	250	250
Albea Beauty Holdings SA,
8.38%, 11/1/19 (b)	250	262
Altria Group, Inc.,
5.38%, 1/31/44	285	360
Amazon.com, Inc.,
3.80%, 12/5/24	475	527
Anadarko Petroleum Corp.,
5.55%, 3/15/26 (f)	375	425
6.45%, 9/15/36	250	293
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24	250	271
4.90%, 2/1/46	425	508
Apple, Inc.,
2.45%, 8/4/26	350	351
4.45%, 5/6/44	300	337
Aramark Services, Inc.,
4.75%, 6/1/26 (b)	375	378
AT&T, Inc.,
4.50%, 3/9/48 (b)	750	757
Barrick Gold Corp.,
4.10%, 5/1/23 (f)	255	275
Baxalta, Inc.,
4.00%, 6/23/25	625	668
BHP Billiton Finance USA Ltd.,
5.00%, 9/30/43	150	178
Boston Scientific Corp.,
3.85%, 5/15/25	425	453
BP Capital Markets PLC,
3.12%, 5/4/26	500	512
3.25%, 5/6/22	275	290
	Face Amount (000)	Value (000)
CBS Corp.,
4.60%, 1/15/45	$175	$180
Celgene Corp.,
3.88%, 8/15/25 (f)	375	402
CEVA Group PLC,
7.00%, 3/1/21 (b)	370	302
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25 (b)	550	608
6.48%, 10/23/45 (b)	300	364
Citrix Systems, Inc.,
0.50%, 4/15/19	200	227
CNH Industrial Capital LLC,
4.38%, 11/6/20 (f)	300	314
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	547
Coca-Cola Co.,
3.20%, 11/1/23	375	404
Comcast Corp.,
4.60%, 8/15/45	230	266
DCP Midstream LLC,
5.35%, 3/15/20 (b)	169	174
Dollar General Corp.,
3.25%, 4/15/23	400	414
Eldorado Gold Corp.,
6.13%, 12/15/20 (b)	380	385
Enable Midstream Partners LP,
3.90%, 5/15/24	200	187
Ensco PLC,
5.75%, 10/1/44	225	139
Experian Finance PLC,
2.38%, 6/15/17 (b)	635	638
Express Scripts Holding Co.,
4.50%, 2/25/26	275	302
Exxon Mobil Corp.,
4.11%, 3/1/46	300	336
Ford Motor Credit Co., LLC,
3.20%, 1/15/21	400	411
General Motors Co.,
6.60%, 4/1/36	450	543
Goldcorp, Inc.,
3.70%, 3/15/23	293	304
Hanesbrands, Inc.,
4.63%, 5/15/24 (b)	187	193
4.88%, 5/15/26 (b)	288	296
HCA, Inc.,
4.75%, 5/1/23	445	465
Heathrow Funding Ltd.,
4.88%, 7/15/21 (b)	525	574
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.75%, 10/1/25 (b)	315	315
Home Depot, Inc.,
5.88%, 12/16/36	225	309

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Illumina, Inc.,
0.00%, 6/15/19 (f)	$328	$341
Intel Corp.,
2.95%, 12/15/35	356	492
International Paper Co.,
3.00%, 2/15/27	500	501
Kinder Morgan, Inc.,
4.30%, 6/1/25 (f)	400	416
Kraft Heinz Foods Co.,
4.38%, 6/1/46	325	345
Lockheed Martin Corp.,
3.10%, 1/15/23	725	766
LyondellBasell Industries N.V.,
4.63%, 2/26/55	300	299
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC,
5.50%, 4/15/25 (b)	500	477
MasTec, Inc.,
4.88%, 3/15/23	415	412
McDonald's Corp.,
MTN
4.60%, 5/26/45	325	366
Medtronic, Inc.,
4.63%, 3/15/45	325	383
Microsoft Corp.,
4.45%, 11/3/45	200	228
Mylan N.V.,
3.95%, 6/15/26 (b)	575	580
NBC Universal Media LLC,
5.95%, 4/1/41	150	202
NetApp, Inc.,
2.00%, 12/15/17	200	200
Netflix, Inc.,
5.50%, 2/15/22	255	276
Noble Energy, Inc.,
3.90%, 11/15/24	225	230
5.05%, 11/15/44	200	198
NOVA Chemicals Corp.,
5.25%, 8/1/23 (b)	463	475
Novartis Capital Corp.,
4.40%, 5/6/44	250	296
Nuance Communications, Inc.,
2.75%, 11/1/31	286	288
Numericable-SFR SA,
7.38%, 5/1/26 (b)	200	205
Occidental Petroleum Corp.,
4.40%, 4/15/46	275	304
Omnicom Group, Inc.,
3.65%, 11/1/24	230	245
ON Semiconductor Corp.,
Series B
2.63%, 12/15/26	290	347
	Face Amount (000)	Value (000)
Ooredoo International Finance Ltd.,
3.25%, 2/21/23 (b)	$450	$462
Oracle Corp.,
2.95%, 5/15/25	131	135
PepsiCo, Inc.,
3.60%, 3/1/24	475	521
Philip Morris International, Inc.,
2.50%, 8/22/22	495	509
Phillips 66 Partners LP,
4.68%, 2/15/45	150	143
Priceline Group, Inc. (The),
0.90%, 9/15/21	275	296
Rowan Cos., Inc.,
5.85%, 1/15/44	100	70
Shell International Finance BV,
3.25%, 5/11/25	400	422
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (b)	550	544
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (b)	200	202
Southern Copper Corp.,
5.25%, 11/8/42 (f)	300	285
Spectra Energy Capital LLC,
3.30%, 3/15/23	475	471
Telstra Corp., Ltd.,
3.13%, 4/7/25 (b)	240	252
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21	485	484
Thermo Fisher Scientific, Inc.,
2.95%, 9/19/26	325	323
Total Capital International SA,
2.88%, 2/17/22	500	525
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (b)	350	353
Tyco International Finance SA,
3.90%, 2/14/26	350	382
Tyson Foods, Inc.,
4.88%, 8/15/34	225	250
United Airlines Pass-Through Trust,
Series A
4.00%, 4/11/26	636	683
United Technologies Corp.,
4.50%, 6/1/42	165	192
Verizon Communications, Inc.,
4.67%, 3/15/55	675	713
Visa, Inc.,
3.15%, 12/14/25	425	449
Volkswagen Group of America Finance LLC,
2.40%, 5/22/20 (b)	525	529
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	440	585
Whole Foods Market, Inc.,
5.20%, 12/3/25 (b)	475	517

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Williams Partners LP/ACMP Finance Corp.,
4.88%, 5/15/23		$175	$177
Woodside Finance Ltd.,
3.70%, 9/15/26 (b)		525	529
Yahoo!, Inc.,
0.00%, 12/1/18		300	309
ZF North America Capital, Inc.,
4.50%, 4/29/22 (b)		475	505
			38,015
Utilities (1.0%)
Duke Energy Corp.,
2.65%, 9/1/26		525	516
Entergy Louisiana LLC,
3.05%, 6/1/31		400	411
Exelon Generation Co., LLC,
6.25%, 10/1/39		445	497
Jersey Central Power & Light Co.,
4.70%, 4/1/24 (b)		700	768
			2,192
			69,828
Mortgages — Other (8.2%)
Alternative Loan Trust,
0.71%, 5/25/47 (c)		191	164
Banc of America Alternative Loan Trust,
1.18%, 7/25/46 (c)		315	227
5.50%, 10/25/35		1,370	1,345
5.86%, 10/25/36		725	459
6.00%, 4/25/36		183	186
Banc of America Funding Trust,
5.25%, 7/25/37		425	436
ChaseFlex Trust,
6.00%, 2/25/37		1,112	903
Eurosail PLC,
1.33%, 6/13/45 (c)	GBP	350	408
Fannie Mae Connecticut Avenue Securities,
4.53%, 5/25/25 (c)		$671	699
5.43%, 11/25/24 (c)		698	755
5.53%, 7/25/25 (c)		500	534
Farringdon Mortgages No. 2 PLC,
2.03%, 7/15/47 (c)	GBP	297	364
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36		$572	447
Freddie Mac Structured Agency Credit Risk Debt Notes,
3.83%, 10/25/27 (c)		400	416
4.28%, 9/25/24 (c)		602	624
4.53%, 8/25/24 (c)		312	327
4.78%, 11/25/23 (c)		700	742
5.08%, 10/25/24 (c)		948	1,007
	Face Amount (000)		Value (000)
Freddie Mac Whole Loan Securities Trust,
3.00%, 7/25/46		$286	$293
3.50%, 5/25/45 - 7/25/46		1,548	1,600
3.87%, 5/25/45 (b)(c)		249	225
4.00%, 5/25/45		131	137
Grifonas Finance PLC,
0.09%, 8/28/39 (c)	EUR	544	457
HarborView Mortgage Loan Trust,
0.72%, 1/19/38 (c)		$275	238
IM Pastor 3 FTH,
0.00%, 3/22/43 (c)	EUR	554	498
Impac CMB Trust,
1.26%, 4/25/35 (c)		$276	217
JP Morgan Mortgage Trust,
3.13%, 6/25/37 (c)		255	236
6.00%, 6/25/37		185	181
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36		1,113	1,047
6.50%, 9/25/37		1,342	1,025
Oncilla Mortgage Funding PLC,
1.78%, 12/12/43 (c)	GBP	384	499
Paragon Mortgages No. 13 PLC,
0.93%, 1/15/39 (c)		300	335
RALI Trust,
5.50%, 12/25/34		$878	863
6.00%, 11/25/36		320	256
			18,150
Municipal Bonds (1.2%)
City of Chicago, IL, O'Hare International Airport Revenue
6.40%, 1/1/40		255	370
City of New York, NY, Series G-1
5.97%, 3/1/36		270	368
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34		477	640
Municipal Electric Authority of Georgia,
6.64%, 4/1/57		283	385
6.66%, 4/1/57		320	430
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue
5.27%, 5/1/27		320	398
			2,591
Sovereign (5.1%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	5,400	1,587
Cyprus Government International Bond,
3.88%, 5/6/22	EUR	1,525	1,789
Guatemala Government Bond,
4.50%, 5/3/26 (b)		$375	392
Hungary Government International Bond,
5.75%, 11/22/23		1,348	1,590

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Indonesia Government International Bond,
5.88%, 1/15/24		$1,150	$1,359
Mexico Government International Bond,
3.60%, 1/30/25 (f)		500	520
Peruvian Government International Bond,
7.35%, 7/21/25 (f)		1,300	1,804
Petroleos de Venezuela SA,
6.00%, 11/15/26		550	232
Petroleos Mexicanos,
6.38%, 1/23/45		225	216
6.88%, 8/4/26 (b)		150	170
Poland Government Bond,
3.25%, 7/25/25	PLN	5,280	1,425
Provincia de Cordoba,
7.13%, 6/10/21 (b)		$200	211
			11,295
U.S. Agency Security (0.9%)
Federal Home Loan Bank,
0.88%, 10/1/18		2,070	2,070
U.S. Treasury Securities (11.2%)
U.S. Treasury Bonds,
3.13%, 2/15/42		275	320
3.75%, 8/15/41		2,000	2,570
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		5,075	5,172
U.S. Treasury Notes,
1.00%, 8/31/19		2,600	2,609
1.13%, 2/28/21		1,000	1,001
1.38%, 6/30/18		2,100	2,122
1.50%, 5/31/19		10,000	10,169
1.63%, 5/15/26		1,000	1,002
			24,965
Total Fixed Income Securities (Cost $202,001)			205,644
	Shares
Short-Term Investments (16.4%)
Securities held as Collateral on Loaned Securities (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,209)		3,209,388	3,209
Investment Company (11.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $25,383)		25,382,828	25,383
	Face Amount (000)	Value (000)
U.S. Treasury Securities (2.5%)
U.S. Treasury Bill 0.34%, 10/20/16 (g)	$1,488	$1,488
U.S. Treasury Note 0.88%, 4/30/17	4,000	4,008
		5,496
Certificates of Deposit (0.9%)
International Bank (0.9%)
Bank of Montreal,
1.23%, 5/3/17	2,010	2,011
Commercial Paper (0.2%)
International Bank (0.2%)
Credit Agricole SA,
1.25%, 2/9/17 (h)	475	473
Total Short-Term Investments (Cost $36,571)		36,572
Total Investments (108.9%) (Cost $238,572) Including $6,604 of Securities Loaned (i)(j)		242,216
Liabilities in Excess of Other Assets (–8.9%)		(19,800)
Net Assets (100.0%)		$222,416

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2016.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2016.

(f)  All or a portion of this security was on loan at September 30, 2016.

(g)  Rate shown is the yield to maturity at September 30, 2016.

(h)  The rates shown are the effective yields at the date of purchase.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(j)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $238,681,000. The aggregate gross unrealized appreciation is approximately $7,244,000 and the aggregate gross unrealized depreciation is approximately $3,709,000 resulting in net unrealized appreciation of approximately $3,535,000.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	23		$18	10/5/16	$	(—	@)
Australia and New Zealand Banking Group	CAD	1,337		$1,030	10/5/16		11
Australia and New Zealand Banking Group	EUR	1,719	NZD	2,650	10/5/16		(1)
Australia and New Zealand Banking Group	NZD	2,650	EUR	1,707	10/5/16		(12)
Australia and New Zealand Banking Group	NZD	2,673		$1,947	10/5/16		1
Australia and New Zealand Banking Group	PLN	2,783		$731	10/5/16		4
Australia and New Zealand Banking Group	TRY	60		$20	10/5/16		—	@
Australia and New Zealand Banking Group		$16	EUR	14	10/5/16		(—	@)
Australia and New Zealand Banking Group		$25	GBP	19	10/5/16		(—	@)
Australia and New Zealand Banking Group		$11	JPY	1,109	10/5/16		(—	@)
Australia and New Zealand Banking Group		$1,932	NZD	2,673	10/5/16		15
Australia and New Zealand Banking Group		$20	TRY	60	10/5/16		—	@
Australia and New Zealand Banking Group		$47	ZAR	667	10/5/16		2
Citibank NA	NOK	8,640		$1,082	10/5/16		1
Citibank NA		$1,021	CAD	1,337	10/5/16		(2)
Citibank NA		$4,544	EUR	4,044	10/5/16		(1)
HSBC Bank PLC	EUR	9		$11	10/5/16		(—	@)
HSBC Bank PLC	GBP	1,196		$1,575	10/5/16		24
HSBC Bank PLC		$1,532	GBP	1,177	10/5/16		(6)
HSBC Bank PLC		$2	SEK	15	10/5/16		(—	@)
JPMorgan Chase Bank NA	RUB	59,802		$908	10/5/16		(44)
JPMorgan Chase Bank NA	SEK	15		$2	10/5/16		—	@
JPMorgan Chase Bank NA		$785	BRL	2,549	10/5/16		(2)
JPMorgan Chase Bank NA		$1,549	BRL	5,051	10/5/16		3
JPMorgan Chase Bank NA		$15	HUF	4,011	10/5/16		—	@
JPMorgan Chase Bank NA		$1,044	NOK	8,640	10/5/16		37
JPMorgan Chase Bank NA		$1,440	PLN	5,512	10/5/16		2
JPMorgan Chase Bank NA		$915	RUB	59,802	10/5/16		37
JPMorgan Chase Bank NA	ZAR	667		$49	10/5/16		(—	@)
UBS AG	BRL	7,600		$2,331	10/5/16		(5)
UBS AG	EUR	4,048		$4,553	10/5/16		5
UBS AG	HUF	4,011		$15	10/5/16		(—	@)
UBS AG	JPY	1,109		$11	10/5/16		—	@
UBS AG	MXN	46,382		$2,494	10/5/16		102
UBS AG	PLN	2,728		$708	10/5/16		(5)
UBS AG	PLN	4,630		$1,199	10/5/16		(12)
UBS AG	RON	354		$89	10/5/16		(—	@)
UBS AG		$17	AUD	23	10/5/16		—	@
UBS AG		$2,482	MXN	46,382	10/5/16		(91)
UBS AG		$1,182	PLN	4,630	10/5/16		29
UBS AG		$89	RON	354	10/5/16		—	@
Australia and New Zealand Banking Group	NZD	2,650	EUR	1,714	11/4/16		1
Australia and New Zealand Banking Group	TRY	60		$20	11/4/16		(—	@)
Australia and New Zealand Banking Group		$18	AUD	23	11/4/16		—	@
Australia and New Zealand Banking Group		$1,945	NZD	2,673	11/4/16		(1)
Citibank NA	CAD	1,337		$1,021	11/4/16		2
Citibank NA	EUR	4,044		$4,551	11/4/16		1
Citibank NA		$1,082	NOK	8,640	11/4/16		(1)
HSBC Bank PLC	GBP	1,177		$1,533	11/4/16		6
HSBC Bank PLC	SEK	15		$2	11/4/16		—	@
JPMorgan Chase Bank NA	BRL	5,051		$1,536	11/4/16		(4)
JPMorgan Chase Bank NA	PLN	5,512		$1,439	11/4/16		(1)
JPMorgan Chase Bank NA		$48	ZAR	667	11/4/16		—	@
UBS AG		$15	HUF	4,011	11/4/16		—	@
UBS AG		$11	JPY	1,109	11/4/16		(—	@)
UBS AG		$90	RON	354	11/4/16		—	@
							$95

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	87	$19,007	Dec-16	$1
U.S. Treasury 5 yr. Note	124	15,068	Dec-16	13
U.S. Treasury Long Bond	16	2,691	Dec-16	(37)
U.S. Treasury Ultra Bond	61	11,216	Dec-16	(198)
Short:
U.S. Treasury 10 yr. Note	4	(525)	Dec-16	1
German Euro Bund	15	(2,792)	Dec-16	(6)
U.S. Treasury 10 yr. Ultra Long Bond	99	(14,271)	Dec-16	23
				$(203)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$995	1.00%	3/20/19	$19	$(39)	$(20)	BBB+
Deutsche Bank AG CMBX.NA.BB.60	Sell	515	5.00	5/11/63	4	(94)	(90)	NR
		$1,510			$23	$(133)	$(110)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

NR  Not Rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

SEK  —  Swedish Krona

TRY  —  Turkish Lira

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	18.5%
Industrials	15.9
Short-Term Investments	14.0
Finance	12.4
U.S. Treasury Securities	10.4
Other**	9.8
Mortgages — Other	7.6
Commercial Mortgage-Backed Securities	6.3
Asset-Backed Securities	5.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $65,570,000 with net unrealized depreciation of approximately $203,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $95,000 and does not include open swap agreements with total unrealized depreciation of approximately $133,000.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $209,980)	$213,624
Investment in Security of Affiliated Issuer, at Value (Cost $28,592)	28,592
Total Investments in Securities, at Value (Cost $238,572)	242,216
Receivable for Investments Sold	6,748
Interest and Paydown Receivable	1,385
Receivable for Portfolio Shares Sold	385
Receivable for Variation Margin on Futures Contracts	347
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	283
Premium Paid on Open Swap Agreements	23
Receivable from Affiliate	6
Tax Reclaim Receivable	—	@
Other Assets	63
Total Assets	251,456
Liabilities:
Payable for Investments Purchased	24,650
Collateral on Securities Loaned, at Value	3,209
Payable for Advisory Fees	311
Payable for Portfolio Shares Redeemed	288
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	188
Payable for Trustees' Fees and Expenses	138
Unrealized Depreciation on Swap Agreements	133
Payable for Sub Transfer Agency Fees — Class I	18
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Professional Fees	16
Payable for Administration Fees	14
Payable for Custodian Fees	13
Payable for Shareholder Services Fees — Class A	5
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	3
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Other Liabilities	47
Total Liabilities	29,040
Net Assets	$222,416
Net Assets Consist Of:
Paid-in-Capital	$662,691
Accumulated Undistributed Net Investment Income	2,646
Accumulated Net Realized Loss	(446,318)
Unrealized Appreciation (Depreciation) on:
Investments	3,644
Futures Contracts	(203)
Swap Agreements	(133)
Foreign Currency Forward Exchange Contracts	95
Foreign Currency Translations	(6)
Net Assets	$222,416

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$193,976
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	17,289,438
Net Asset Value, Offering and Redemption Price Per Share	$11.22
CLASS A:
Net Assets	$24,071
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,143,149
Net Asset Value, Redemption Price Per Share	$11.23
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$11.73
CLASS L:
Net Assets	$841
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	74,903
Net Asset Value, Offering and Redemption Price Per Share	$11.23
CLASS C:
Net Assets	$3,528
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	315,960
Net Asset Value, Offering and Redemption Price Per Share	$11.17
(1) Including: Securities on Loan, at Value:	$6,604

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$7,146
Dividends from Security of Affiliated Issuer (Note G)	56
Income from Securities Loaned — Net	22
Total Investment Income	7,224
Expenses:
Advisory Fees (Note B)	726
Sub Transfer Agency Fees — Class I	215
Sub Transfer Agency Fees — Class A	13
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	155
Professional Fees	101
Registration Fees	62
Pricing Fees	53
Custodian Fees (Note F)	47
Shareholder Reporting Fees	41
Shareholder Services Fees — Class A (Note D)	25
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	12
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Trustees' Fees and Expenses	6
Other Expenses	25
Total Expenses	1,498
Reimbursement of Class Specific Expenses — Class I (Note B)	(221)
Reimbursement of Class Specific Expenses — Class A (Note B)	(6)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Waiver of Advisory Fees (Note B)	(93)
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Reimbursement of Custodian Fees (Note F)	(260)
Net Expenses	890
Net Investment Income	6,334
Realized Gain (Loss):
Investments Sold	14,318
Foreign Currency Forward Exchange Contracts	(655)
Foreign Currency Transactions	32
Futures Contracts	767
Swap Agreements	(284)
Net Realized Gain	14,178
Change in Unrealized Appreciation (Depreciation):
Investments	4,941
Foreign Currency Forward Exchange Contracts	35
Foreign Currency Translations	(5)
Futures Contracts	(124)
Swap Agreements	235
Net Change in Unrealized Appreciation (Depreciation)	5,082
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	19,260
Net Increase in Net Assets Resulting from Operations	$25,594

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,334	$6,672
Net Realized Gain	14,178	2,949
Net Change in Unrealized Appreciation (Depreciation)	5,082	(7,292)
Net Increase in Net Assets Resulting from Operations	25,594	2,329
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,381)	(6,016)
Class A:
Net Investment Income	(245)	(96)
Class L:
Net Investment Income	(12)	(7)
Class C:
Net Investment Income	(25)	(—	@)*
Total Distributions	(7,663)	(6,119)
Capital Share Transactions:(1)
Class I:
Subscribed	49,744	41,541
Distributions Reinvested	7,372	6,008
Redeemed	(76,546)	(39,648)
Class A:
Subscribed	26,992	2,479
Distributions Reinvested	245	96
Redeemed	(8,071)	(1,892)
Class L:
Exchanged	517	—
Subscribed	—	225
Distributions Reinvested	11	6
Redeemed	(70)	—
Class C:
Subscribed	3,299	50	*
Distributions Reinvested	24	—	@*
Redeemed	(24)	(—	@)*
Net Increase in Net Assets Resulting from Capital Share Transactions	3,493	8,865
Total Increase in Net Assets	21,424	5,075
Net Assets:
Beginning of Period	200,992	195,917
End of Period (Including Accumulated Undistributed Net Investment Income of $2,646 and $4,482)	$222,416	$200,992
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,712	4,007
Shares Issued on Distributions Reinvested	721	583
Shares Redeemed	(7,510)	(3,848)
Net Increase (Decrease) in Class I Shares Outstanding	(2,077)	742
Class A:
Shares Subscribed	2,520	239
Shares Issued on Distributions Reinvested	23	9
Shares Redeemed	(749)	(183)
Net Increase in Class A Shares Outstanding	1,794	65
Class L:
Shares Exchanged	48	—
Shares Subscribed	—	21
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(7)	—
Net Increase in Class L Shares Outstanding	42	22
Class C:
Shares Subscribed	311	5	*
Shares Issued on Distributions Reinvested	2	—	@@*
Shares Redeemed	(2)	(—	@@)*
Net Increase in Class C Shares Outstanding	311	5

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$10.18		$10.36		$9.91	$10.48	$9.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.33		0.31	0.32	0.39
Net Realized and Unrealized Gain (Loss)	1.11		(0.20)		0.45	(0.36)	0.63
Total from Investment Operations	1.45		0.13		0.76	(0.04)	1.02
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.31)		(0.31)	(0.53)	(0.46)
Net Asset Value, End of Period	$11.22		$10.18		$10.36	$9.91	$10.48
Total Return++	14.80	%**	1.15%		7.82%	(0.42)%	10.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$193,976		$197,057		$192,868	$187,014	$227,331
Ratio of Expenses to Average Net Assets (1)	0.43	%+^^^	0.51	%+^^	0.61%+	0.71%+^	0.62%+
Ratio of Net Investment Income to Average Net Assets (1)	3.31	%+^^^	3.24	%+^^	3.02%+	3.14%+^	3.88%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%	0.01%	0.01%
Portfolio Turnover Rate	262%		348%		296%	226%	189%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.74%		0.73%		0.81%	0.73%	N/A
Net Investment Income to Average Net Assets	3.00%		3.02%		2.82%	3.12%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 7.72% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 7.08%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.42% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.52% for Class I shares.

^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.52% for Class I shares. Prior to October 6, 2014, the maximum ratio was 0.62% for Class I shares.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class I shares.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††		2015		2014	2013	2012
Net Asset Value, Beginning of Period	$10.19		$10.37		$9.93	$10.50	$9.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.30		0.27	0.29	0.37
Net Realized and Unrealized Gain (Loss)	1.12		(0.21)		0.45	(0.36)	0.62
Total from Investment Operations	1.42		0.09		0.72	(0.07)	0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.27)		(0.28)	(0.50)	(0.43)
Net Asset Value, End of Period	$11.23		$10.19		$10.37	$9.93	$10.50
Total Return++	14.31	%**	0.90%		7.35%	(0.68)%	10.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,071		$3,553		$2,941	$3,152	$3,673
Ratio of Expenses to Average Net Assets (1)	0.76	%+^^^	0.86	%+^^	0.96%+	0.96%+^	0.87%+
Ratio of Net Investment Income to Average Net Assets (1)	2.82	%+^^^	2.87	%+^^	2.67%+	2.89%+^	3.63%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%	0.01%	0.01%
Portfolio Turnover Rate	262%		348%		296%	226%	189%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.15%		1.07%		1.11%	0.98%	N/A
Net Investment Income to Average Net Assets	2.43%		2.66%		2.52%	2.87%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 6.55%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.77% for Class A shares. Prior to January 4, 2016, the maximum ratio was 0.87% for Class A shares.

^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class A shares. Prior to October 6, 2014, the maximum ratio was 0.97% for Class A shares.

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class A shares.
The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,							Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2016††		2015		2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$10.18		$10.37		$9.92	$10.49		$10.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.27		0.25	0.27		0.11
Net Realized and Unrealized Gain (Loss)	1.12		(0.21)		0.45	(0.36)		0.35
Total from Investment Operations	1.40		0.06		0.70	(0.09)		0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.25)		(0.25)	(0.48)		(0.11)
Net Asset Value, End of Period	$11.23		$10.18		$10.37	$9.92		$10.49
Total Return++	14.10	%**	0.59%		7.19%	(0.95)%		4.59	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$841		$333		$108	$88		$130
Ratio of Expenses to Average Net Assets (1)	1.03	%+^^^^	1.11	%+^^^	1.21%+	1.21	%+^^	1.16	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.65	%+^^^^	2.65	%+^^^	2.42%+	2.64	%+^^	2.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.01%	0.01%		0.01	%*
Portfolio Turnover Rate	262%		348%		296%	226%		189	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%		1.76%		3.10%	1.27%		N/A
Net Investment Income to Average Net Assets	1.86%		2.00%		0.53%	2.58%		N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 7.76% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 6.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.02% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.12% for Class L shares.

^^^  Effective October 6, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.12% for Class L shares. Prior to October 6, 2014, the maximum ratio was 1.22% for Class L shares.

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.22% for Class L shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††		Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.16		$10.44
Income (Loss) from Investment Operations:
Net Investment Income†	0.22		0.10
Net Realized and Unrealized Gain (Loss)	1.12		(0.31)
Total from Investment Operations	1.34		(0.21)
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.07)
Net Asset Value, End of Period	$11.17		$10.16
Total Return++	13.52	%**	(2.02	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,528		$49
Ratio of Expenses to Average Net Assets (1)	1.51	%+^^	1.61	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.04	%+^^	2.23	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01	%*
Portfolio Turnover Rate	262%		348	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.00%		14.06	%*
Net Investment Income (Loss) to Average Net Assets	1.55%		(10.22	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 7.75% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 5.77%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.62% for Class C shares.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio suspended offering Class L shares to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances which

Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular

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Notes to Financial Statements (cont'd)

and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$251	$—	$251
Agency Fixed Rate Mortgages	—	44,316	—	44,316
Asset-Backed Securities	—	12,107	—	12,107
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,092	—	5,092
Commercial Mortgage-Backed Securities	—	14,979	—	14,979
Corporate Bonds	—	69,828	—	69,828
Mortgages — Other	—	18,150	—	18,150
Municipal Bonds	—	2,591	—	2,591
Sovereign	—	11,295	—	11,295
U.S. Agency Security	—	2,070	—	2,070
U.S. Treasury Securities	—	24,965	—	24,965
Total Fixed Income Securities	—	205,644	—	205,644

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Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$28,592	$—	$—	$28,592
U.S. Treasury Securities	—	5,496	—	5,496
Certificates of Deposit	—	2,011	—	2,011
Commercial Paper	—	473	—	473
Total Short-Term Investments	28,592	7,980	—	36,572
Foreign Currency Forward Exchange Contracts	—	283	—	283
Futures Contracts	38	—	—	38
Total Assets	28,630	213,907	—	242,537
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(188)	—	(188)
Futures Contracts	(241)	—	—	(241)
Credit Default Swap Agreements	—	(133)	—	(133)
Total Liabilities	(241)	(321)	—	(562)
Total	$28,389	$213,586	$—	$241,975

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the

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Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If

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Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$283
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	38	(a)
Total			$321
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(188)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(241	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(133)
Total			$(562)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(655)
Interest Rate Risk	Futures Contracts	767
Credit Risk	Swap Agreements	64
Interest Rate Risk	Swap Agreements	(348)
	Total	$(172)

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$35
Interest Rate Risk	Futures Contracts	(124)
Credit Risk	Swap Agreements	(118)
Interest Rate Risk	Swap Agreements	353
	Total	$146

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$283	$(188)
Swap Agreements	—	(133)
Total	$283	$(321)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$34	$(14)	$—	$20
Citibank NA	4	(4)	—	0
HSBC Bank PLC	30	(6)	—	24
JPMorgan Chase Bank NA	79	(51)	—	28
UBS AG	136	(113)	—	23
Total	$283	$(188)	$—	$95
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$14	$(14)	$—	$0
Barclays Bank PLC	39	—	—	39
Citibank NA	4	(4)	—	0
Deutsche Bank AG	94	—	—	94
HSBC Bank PLC	6	(6)	—	0
JPMorgan Chase Bank NA	51	(51)	—	0
UBS AG	113	(113)	—	0
Total	$321	$(188)	$—	$133

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$31,583,000
Futures Contracts:
Average monthly original value	$74,858,000
Swap Agreements:
Average monthly notional amount	$2,998,000

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the

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Morgan Stanley Institutional Fund Trust

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Notes to Financial Statements (cont'd)

fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,604	(d)	$—	$(6,604	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $3,209,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $3,552,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$1,772	$—	$—	$—	$1,772
Sovereign	1,437	—	—	—	1,437
Total	$3,209	$—	$—	$—	$3,209
Total Borrowings	$3,209	$—	$—	$—	$3,209
Gross amount of recognized liabilities for securities lending transactions					$3,209

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Portfolio's past holdings of approximately $13,333,000, the impact of which on the Portfolio's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.31% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes,

interest and other extraordinary expenses (including litigation), will not exceed 0.52% for Class I shares, 0.87% for Class A shares, 1.12% for Class L shares and 1.62% for Class C shares. Effective January 4, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares and 1.52% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $93,000 of advisory fees were waived and approximately $230,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced investment advisory fee waivers during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $43,802,000 and $52,806,000, respectively. For the year ended September 30, 2016, purchases and sales of long-term U.S. Government securities were approximately $445,145,000 and $435,052,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $25,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$25,450	$136,973	$133,831	$56	$28,592

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From: Ordinary Income (000)	2015 Distributions Paid From: Ordinary Income (000)
$7,663	$6,119

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions and paydown adjustments,

resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(507)	$507	$—

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,731	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$244,990	September 30, 2017
201,462	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $14,610,000.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 69.7%.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Plus Fixed Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's performance (i) was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

46

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
1627522EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Investment Advisory Agreement Approval	33
Privacy Notice	35
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Corporate Bond Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,086.90	$1,021.55	$3.60	$3.49	0.69	%***
Corporate Bond Portfolio Class A	1,000.00	1,084.50	1,020.10	5.11	4.95	0.98	***
Corporate Bond Portfolio Class L	1,000.00	1,082.70	1,018.25	7.03	6.81	1.35	***
Corporate Bond Portfolio Class C	1,000.00	1,080.50	1,016.05	9.31	9.02	1.79	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Corporate Bond Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 17.79%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 8.56%.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 8.78% for Class I Shares as of September 30, 2016. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Factors Affecting Performance

•  Concerns about global growth, monetary policy, the U.K. referendum, and commodities kept markets volatile during the period. The market traded well in the fourth quarter of 2015; however, asset prices suffered in the first quarter of 2016, as risk premia rose on commodity concerns. A rally over the last two quarters of 2016 has erased much of the rise in yields (as bond prices move inversely to yields).

•  June marked the occurrence of a risk event that captured market attention, as the unexpected outcome of the U.K. referendum vote resulted in high volatility in the days following its conclusion. Asset prices quickly recovered, however, as strong demand for credit mitigated the potential negatives of the referendum outcome on the credit markets.

•  The third quarter saw a return to focus on central bank policy, as Federal Open Market Committee (FOMC) members' median expectations projected one hike for 2016 at their September meeting. This suggests that a move in December is likely. The September meeting also confirmed that rate hikes will likely occur at a slow pace, which should mitigate potential market volatility. This return to the pre-Brexit market pattern led to strong performance by most financial assets during the third quarter 2016.

•  Over the 12-month reporting period, the Treasury yields fell and the yield curve flattened. With lower growth globally as well as diminished expectations for economic growth and inflation, intermediate and long rates rallied over the period. Specifically, the 5-, 10- and 30-year Treasury yields ended 24, 44 and 54 basis points lower, respectively.1 U.S. 2-year Treasury yields ended the period higher, up 13 basis points.

•  While quite volatile intra-period, credit spreads ended the period tighter. The corporate sector as a whole was 31 basis points tighter over the 12-month period.2 In aggregate, BBB corporate spreads contracted 47 basis points, while single A corporate spreads were 20 basis points tighter.2 Non-financials outperformed financials, with industrials spreads narrowing 44 basis points and financials tightening 8 basis points.2

•  Another driver of credit spreads is the technical balance between supply and demand. Supply volume has been elevated across many of the credit markets. This has been most apparent in the U.S. investment grade market, where a combination of increased merger and acquisition activity and the fear that an interest rate tightening cycle could increase the future cost of long-term debt financing has caused corporate treasurers to turn to the bond markets. As a result, year-to-date new issue volumes have been running at record pace. This is to a lesser extent also true in the U.S. high yield and European investment grade markets. High supply volume has been met with high demand as global interest rates remain low and investors reach for yield.

•  The Portfolio's investment grade exposure was overall a positive contributor to the Portfolio's returns. Strength in the credit market over the period resulted in tighter spreads across all major segments of the investment grade market. The Portfolio's emphasis on financial institutions, specifically the banking sector, was particularly

1  Source for U.S. Treasury yields: Bloomberg L.P.

2  Source for credit spread data: Barclays

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

advantageous for performance over the reporting period. The Portfolio has an underweight to industrials, attributable to deteriorating fundamentals and less favorable relative value within the industrials segment of the market. The industrials underweight contributed positively to performance over the period; however, most of this performance was realized by an overweight to the communications and consumer cyclical sectors.

•  The Portfolio's positioning within the investment grade sectors of capital goods, energy, and basic industry detracted somewhat from overall investment grade performance, due to market volatility in these sub-sectors. Additionally, the Portfolio's utility sector positioning had a negative impact on overall performance within the investment grade segment of the credit market.

•  An opportunistic allocation to below investment grade (or high yield) credits also contributed to the Portfolio's performance. As with the investment grade market, despite volatility over the period, the high yield market benefited from spread tightening and yield advantages that led to positive returns.

•  During the year, the Portfolio's overweight to credit was favorable for performance as yields tightened during the period. Duration exposure was managed with futures.

Management Strategies

•  Accommodative policy and low global yields remain supportive of global credit, particularly U.S. credit, and we continue to believe the strong technical environment in global credit markets suggests modest tightening into year-end. We remain cautious, however, as we enter the last quarter of 2016 and continue to observe potential risk factors that may derail the positive momentum and technical support in credit. Challenges in the financial system, weakening credit fundamentals, commodity volatility, and the potential for less central bank support are risks we remain cognizant of. While we continue to monitor these potential risks, we believe the robust technical environment, particularly in the U.S., will continue to dominate the price-action in global credit into year-end.

•  Despite our favorable outlook on investment grade corporates, we remain cognizant that the business cycle is maturing. Company behavior in later-cycle environments is often tilted in favor of equity holders at the expense of bond holders. As a result, we remain reliant upon our active, value-oriented approach and bottom-up credit research process to help identify the best value opportunities, while avoiding those companies where we believe there is limited scope to earn attractive returns.

•  Given this outlook, we continue to position the Portfolio to be overweight credit risk, particularly in the financial sector, where we believe that the fundamental story remains one of secular de-risking as banks look to shore up their balance sheets, increase liquidity and reduce their risky activities. In the non-financial segment of the investment grade market, the Portfolio is underweight, due to deteriorating fundamentals and stretched valuations.

•  The Portfolio continues to hold small allocations to high yield bonds, as we believe that both fundamentals and valuations may well compensate investors for bearing risk.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	17.79%	7.11%	4.99%	6.68%
Portfolio — Class A Shares w/o sales charges(5)	17.41	6.84	4.78	4.81
Portfolio — Class A Shares with maximum 4.25% sales charges(5)	12.42	5.91	4.33	4.49
Portfolio — Class L Shares w/o sales charges(6)	17.06	6.51	—	5.55
Portfolio — Class C Shares w/o sales charges(7)	16.47	—	—	8.66
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(7)	15.47	—	—	8.66
Bloomberg Barclays U.S. Corporate Index	8.56	5.14	5.91	7.13
Lipper Corporate Debt Funds BBB-Rated Index	9.26	5.18	5.68	6.72

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on June 16, 2008.

(7)  Commenced operations on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.5%)
Asset-Backed Securities (0.7%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$106	$123
8.35%, 7/10/31 (a)	125	168
		291
Corporate Bonds (92.2%)
Finance (35.6%)
ABN Amro Bank N.V.
4.75%, 7/28/25 (a)	200	211
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 5/15/19	150	154
Air Lease Corp.
3.38%, 6/1/21	75	78
Alexandria Real Estate Equities, Inc.
3.95%, 1/15/27	75	79
Ally Financial, Inc.
4.25%, 4/15/21	75	77
American Campus Communities Operating Partnership LP
3.75%, 4/15/23	100	105
American Express Credit Corp.,
MTN
2.38%, 5/26/20	200	205
American International Group, Inc.
4.88%, 6/1/22	175	197
AvalonBay Communities, Inc.,
Series G
2.95%, 5/11/26	100	100
Bank of America Corp.,
MTN
4.00%, 4/1/24 - 1/22/25	350	370
4.25%, 10/22/26	166	176
4.75%, 4/21/45	50	54
5.00%, 1/21/44	125	148
Bank of New York Mellon Corp. (The),
MTN
3.65%, 2/4/24	60	65
BBVA Bancomer SA
6.50%, 3/10/21 (a)	150	164
BNP Paribas SA,
4.38%, 5/12/26 (a)	200	207
5.00%, 1/15/21	95	106
Boston Properties LP,
3.65%, 2/1/26	100	106
3.80%, 2/1/24	25	27
BPCE SA
5.15%, 7/21/24 (a)	200	211
Brixmor Operating Partnership LP
4.13%, 6/15/26	150	156
Brookfield Finance, Inc.
4.25%, 6/2/26	150	155
	Face Amount (000)	Value (000)
Capital One Bank USA NA
3.38%, 2/15/23	$342	$352
Capital One Financial Corp.
2.45%, 4/24/19	50	51
Chubb INA Holdings, Inc.
3.35%, 5/15/24	125	133
Citigroup, Inc.,
5.50%, 9/13/25	250	286
6.68%, 9/13/43	50	66
8.13%, 7/15/39	100	158
Citizens Bank NA,
MTN
2.55%, 5/13/21	250	255
CNA Financial Corp.
5.75%, 8/15/21	75	87
Cooperatieve Rabobank UA
3.95%, 11/9/22	250	262
Credit Suisse AG,
MTN
3.63%, 9/9/24	250	261
6.00%, 2/15/18	61	64
CubeSmart LP
3.13%, 9/1/26	50	50
Discover Bank
2.00%, 2/21/18	250	251
Discover Financial Services
3.95%, 11/6/24	75	77
Federal Realty Investment Trust
3.63%, 8/1/46	75	74
Five Corners Funding Trust
4.42%, 11/15/23 (a)	200	216
GE Capital International Funding Co.,
2.34%, 11/15/20	200	206
4.42%, 11/15/35	211	237
Goldman Sachs Group, Inc. (The),
2.35%, 11/15/21	175	175
MTN
4.80%, 7/8/44	125	141
6.25%, 2/1/41	75	98
6.75%, 10/1/37	230	294
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	293
Hartford Financial Services Group, Inc. (The)
5.50%, 3/30/20	275	307
Healthcare Trust of America Holdings LP
3.70%, 4/15/23 (b)	100	104
Hospitality Properties Trust
5.25%, 2/15/26	85	90
HSBC Finance Corp.
6.68%, 1/15/21	235	271
HSBC Holdings PLC,
2.65%, 1/5/22 (c)	200	199
6.50%, 5/2/36	100	127

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HSBC USA, Inc.
3.50%, 6/23/24	$100	$104
ING Bank N.V.
5.80%, 9/25/23 (a)	100	112
JPMorgan Chase & Co.,
MTN
2.30%, 8/15/21	100	100
3.20%, 6/15/26	275	283
4.13%, 12/15/26	275	294
KeyBank NA
1.60%, 8/22/19	250	250
LeasePlan Corp. N.V.
2.88%, 1/22/19 (a)(b)	200	202
Liberty Mutual Group, Inc.
4.85%, 8/1/44 (a)	50	52
Lincoln National Corp.
7.00%, 6/15/40	75	97
Lloyds Banking Group PLC
3.10%, 7/6/21 (b)	200	205
Massachusetts Mutual Life Insurance Co.
4.50%, 4/15/65 (a)	50	49
Metropolitan Life Global Funding I
2.00%, 4/14/20 (a)	200	202
Mizuho Financial Group, Inc.
2.63%, 4/12/21 (a)	225	228
Nationwide Building Society
6.25%, 2/25/20 (a)	260	295
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	167
PNC Financial Services Group, Inc. (The)
3.90%, 4/29/24	80	86
Prudential Financial, Inc.,
MTN
4.60%, 5/15/44	75	80
5.63%, 6/15/43 (d)	170	184
Realty Income Corp.
3.25%, 10/15/22	150	155
Royal Bank of Scotland Group PLC
3.88%, 9/12/23	200	197
Santander UK Group Holdings PLC
3.13%, 1/8/21	125	127
Santander UK PLC
5.00%, 11/7/23 (a)	200	209
Simon Property Group LP
2.50%, 7/15/21	125	128
Skandinaviska Enskilda Banken AB
2.63%, 11/17/20 (a)	200	206
Standard Chartered PLC
2.10%, 8/19/19 (a)	225	225
State Street Corp.
1.95%, 5/19/21	175	176
	Face Amount (000)	Value (000)
TD Ameritrade Holding Corp.
3.63%, 4/1/25	$100	$107
Toronto-Dominion Bank (The),
Series G
1.45%, 9/6/18	200	200
3.63%, 9/15/31 (b)(d)	175	176
Travelers Cos., Inc. (The)
3.75%, 5/15/46	50	53
UnitedHealth Group, Inc.,
2.75%, 2/15/23	55	57
2.88%, 3/15/23	255	266
3.75%, 7/15/25	150	165
Weingarten Realty Investors
3.38%, 10/15/22	150	155
Wells Fargo & Co.,
2.15%, 1/15/19	60	61
MTN
4.10%, 6/3/26	425	451
Westpac Banking Corp.
2.85%, 5/13/26 (b)	150	152
		14,592
Industrials (48.3%)
21st Century Fox America, Inc.
4.75%, 9/15/44	125	137
ABB Treasury Center USA, Inc.
4.00%, 6/15/21 (a)	50	55
AbbVie, Inc.,
3.20%, 5/14/26	100	101
4.70%, 5/14/45	75	81
Actavis Funding SCS,
4.75%, 3/15/45	130	143
4.85%, 6/15/44	50	55
Air Liquide Finance SA
2.25%, 9/27/23 (a)	200	201
Alfa SAB de CV
5.25%, 3/25/24 (a)	200	213
Alibaba Group Holding Ltd.
2.50%, 11/28/19	200	204
Altria Group, Inc.
5.38%, 1/31/44	55	70
Amazon.com, Inc.,
3.80%, 12/5/24	75	83
4.95%, 12/5/44	50	61
American Airlines Pass-Through Trust
4.00%, 7/15/25	170	181
Amgen, Inc.
4.66%, 6/15/51 (a)	109	117
Anadarko Petroleum Corp.,
5.55%, 3/15/26 (b)	25	28
6.45%, 9/15/36	125	146

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Anheuser-Busch InBev Finance, Inc.,
3.65%, 2/1/26	$125	$135
3.70%, 2/1/24	200	216
4.90%, 2/1/46	175	209
Apple, Inc.,
2.45%, 8/4/26	150	150
3.85%, 5/4/43	50	51
4.50%, 2/23/36	125	143
APT Pipelines Ltd.
4.20%, 3/23/25 (a)(b)	200	207
Aramark Services, Inc.
4.75%, 6/1/26 (a)	100	101
AstraZeneca PLC
6.45%, 9/15/37	125	175
AT&T, Inc.,
4.50%, 3/9/48 (a)	287	290
4.55%, 3/9/49 (a)	125	126
5.15%, 3/15/42	75	82
Automatic Data Processing, Inc.
3.38%, 9/15/25	50	55
Baidu, Inc.
3.25%, 8/6/18	200	205
Barrick Gold Corp.
4.10%, 5/1/23 (b)	100	108
Baxalta, Inc.
5.25%, 6/23/45	100	119
BHP Billiton Finance USA Ltd.,
3.85%, 9/30/23 (b)	50	55
5.00%, 9/30/43	75	89
Boston Scientific Corp.
3.85%, 5/15/25	100	107
BP Capital Markets PLC,
3.02%, 1/16/27	100	102
3.12%, 5/4/26	125	128
Brambles USA, Inc.
4.13%, 10/23/25 (a)	150	160
British Airways Pass-Through Trust
4.63%, 6/20/24 (a)	158	169
Buckeye Partners LP
4.15%, 7/1/23	175	179
Burlington Northern Santa Fe LLC,
4.40%, 3/15/42 (b)	75	84
4.55%, 9/1/44	50	58
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23 (b)	100	99
Caterpillar, Inc.
3.80%, 8/15/42	50	51
CBS Corp.,
4.60%, 1/15/45	25	26
4.90%, 8/15/44	50	53
Celgene Corp.
3.88%, 8/15/25 (b)	125	134
	Face Amount (000)	Value (000)
CEVA Group PLC
7.00%, 3/1/21 (a)	$75	$61
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.91%, 7/23/25 (a)	75	83
6.48%, 10/23/45 (a)	150	182
Cimarex Energy Co.
5.88%, 5/1/22	150	157
Cisco Systems, Inc.
1.85%, 9/20/21	275	277
Coca-Cola Co.
1.38%, 5/30/19	175	175
ConocoPhillips Co.
2.20%, 5/15/20 (b)	100	101
Crown Castle International Corp.,
3.40%, 2/15/21	100	105
4.45%, 2/15/26	75	83
CVS Health Corp.
2.13%, 6/1/21 (b)	75	76
Daimler Finance North America LLC
8.50%, 1/18/31	161	262
DCP Midstream LLC
5.35%, 3/15/20 (a)	38	39
Delphi Automotive PLC
3.15%, 11/19/20	125	130
Deutsche Telekom International Finance BV
8.75%, 6/15/30	75	117
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
8.10%, 7/15/36 (a)	75	88
Dollar General Corp.
3.25%, 4/15/23	125	129
Eastman Chemical Co.
3.80%, 3/15/25	100	106
eBay, Inc.
2.50%, 3/9/18	100	101
Eldorado Gold Corp.
6.13%, 12/15/20 (a)	105	106
Enable Midstream Partners LP
3.90%, 5/15/24	125	117
Endeavor Energy Resources LP/EER Finance, Inc.
7.00%, 8/15/21 (a)	75	77
Energy Transfer Partners LP
6.50%, 2/1/42	125	131
Ensco PLC
5.75%, 10/1/44	50	31
Enterprise Products Operating LLC
4.45%, 2/15/43	175	172
Express Scripts Holding Co.
4.50%, 2/25/26	100	110
Exxon Mobil Corp.
4.11%, 3/1/46	75	84

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
FedEx Corp.
3.20%, 2/1/25	$100	$105
Ford Motor Credit Co., LLC,
3.10%, 5/4/23	200	202
5.88%, 8/2/21	200	229
General Motors Co.
6.60%, 4/1/36	125	151
General Motors Financial Co., Inc.,
4.30%, 7/13/25	55	57
4.38%, 9/25/21	125	134
Gilead Sciences, Inc.,
3.65%, 3/1/26	25	27
4.50%, 2/1/45	25	27
4.80%, 4/1/44	50	56
GlaxoSmithKline Capital, Inc.
6.38%, 5/15/38	75	108
Goldcorp, Inc.
5.45%, 6/9/44	50	54
Hanesbrands, Inc.,
4.63%, 5/15/24 (a)	40	41
4.88%, 5/15/26 (a)	60	62
Harris Corp.
4.85%, 4/27/35	50	55
HCA, Inc.
4.75%, 5/1/23	130	136
Heathrow Funding Ltd.
4.88%, 7/15/21 (a)	190	208
Hess Corp.
6.00%, 1/15/40	40	41
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/1/25 (a)	55	55
Home Depot, Inc.,
2.13%, 9/15/26	50	49
3.35%, 9/15/25	25	27
5.88%, 12/16/36	109	150
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	200	200
International Paper Co.
3.00%, 2/15/27	150	150
John Deere Capital Corp.,
MTN
1.25%, 10/9/19	225	224
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.25%, 6/1/26 (a)	100	106
Kinder Morgan Energy Partners LP
4.15%, 2/1/24	150	153
Kinder Morgan, Inc.,
4.30%, 6/1/25	50	52
5.55%, 6/1/45	50	51
Kraft Heinz Foods Co.
4.38%, 6/1/46	175	186
	Face Amount (000)	Value (000)
Kroger Co. (The)
6.90%, 4/15/38	$80	$112
Lam Research Corp.
3.90%, 6/15/26 (b)	100	104
Lockheed Martin Corp.
3.55%, 1/15/26	125	135
Lowe's Cos., Inc.
2.50%, 4/15/26	175	176
LyondellBasell Industries N.V.
4.63%, 2/26/55	75	75
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	100	95
MasTec, Inc.
4.88%, 3/15/23	90	89
McDonald's Corp.,
MTN
4.60%, 5/26/45	100	113
Mead Johnson Nutrition Co.
3.00%, 11/15/20	75	78
Medtronic, Inc.
4.63%, 3/15/45	200	236
Merck & Co., Inc.
2.80%, 5/18/23	125	131
Microsoft Corp.,
1.55%, 8/8/21	175	174
4.45%, 11/3/45	125	142
MPLX LP
4.00%, 2/15/25	100	99
Mylan N.V.
3.95%, 6/15/26 (a)	150	151
NBC Universal Media LLC
5.95%, 4/1/41	275	370
NetApp, Inc.
2.00%, 12/15/17	100	100
Netflix, Inc.
5.50%, 2/15/22	95	103
Newell Brands, Inc.
3.85%, 4/1/23	175	187
Nissan Motor Acceptance Corp.
2.55%, 3/8/21 (a)(b)	150	154
Noble Energy, Inc.
5.05%, 11/15/44	50	50
NOVA Chemicals Corp.
5.25%, 8/1/23 (a)	120	123
Novartis Capital Corp.
4.40%, 5/6/44	75	89
Omnicom Group, Inc.,
3.60%, 4/15/26	50	53
3.63%, 5/1/22	95	102
3.65%, 11/1/24	23	24
Ooredoo International Finance Ltd.
3.25%, 2/21/23 (a)	225	231

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Oracle Corp.
4.50%, 7/8/44	$150	$165
Orange SA
9.00%, 3/1/31	50	80
PepsiCo, Inc.
3.60%, 3/1/24	100	110
Philip Morris International, Inc.
4.50%, 3/20/42	150	170
Phillips 66
5.88%, 5/1/42	25	31
Phillips 66 Partners LP
4.68%, 2/15/45	25	24
Rowan Cos., Inc.
5.85%, 1/15/44	40	28
RR Donnelley & Sons Co.
7.88%, 3/15/21 (b)	10	11
Ryder System, Inc.,
MTN
2.65%, 3/2/20	50	51
Shell International Finance BV
1.38%, 9/12/19	175	175
Southern Copper Corp.
7.50%, 7/27/35	100	118
Spectra Energy Capital LLC
7.50%, 9/15/38	100	125
Telefonica Europe BV
8.25%, 9/15/30	84	123
Telstra Corp., Ltd.
3.13%, 4/7/25 (a)	65	68
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	100	101
Thermo Fisher Scientific, Inc.
2.95%, 9/19/26	125	124
Time Warner, Inc.
7.70%, 5/1/32	91	130
TransCanada PipeLines Ltd.
7.63%, 1/15/39	75	111
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (a)	75	76
4.13%, 2/2/26 (a)	95	102
Tyco International Finance SA
3.90%, 2/14/26	75	82
Tyson Foods, Inc.
4.88%, 8/15/34	50	55
Under Armour, Inc.
3.25%, 6/15/26	100	101
United Airlines Pass-Through Trust,
Class A
4.30%, 8/15/25	203	222
Vale Overseas Ltd.
6.88%, 11/21/36	75	73
	Face Amount (000)	Value (000)
Verizon Communications, Inc.,
4.67%, 3/15/55	$278	$294
5.01%, 8/21/54	210	233
Viacom, Inc.
5.85%, 9/1/43	50	57
Visa, Inc.
4.30%, 12/14/45	125	145
Vodafone Group PLC
4.38%, 2/19/43	50	50
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	200	201
Wal-Mart Stores, Inc.,
3.30%, 4/22/24 (b)	150	164
5.25%, 9/1/35	75	100
Walgreens Boots Alliance, Inc.,
3.45%, 6/1/26	50	52
3.80%, 11/18/24	25	27
Whole Foods Market, Inc.
5.20%, 12/3/25 (a)	100	109
Williams Partners LP/ACMP Finance Corp.
4.88%, 5/15/23	125	127
WM Wrigley Jr. Co.
2.90%, 10/21/19 (a)	230	238
Woodside Finance Ltd.
3.70%, 9/15/26 (a)	150	151
		19,838
Utilities (8.3%)
Alabama Power Co.
3.75%, 3/1/45	125	130
Baltimore Gas & Electric Co.
2.40%, 8/15/26	75	75
Black Hills Corp.
3.15%, 1/15/27	75	76
Boston Gas Co.
4.49%, 2/15/42 (a)	125	139
CenterPoint Energy Houston Electric LLC
1.85%, 6/1/21	150	150
CMS Energy Corp.
6.25%, 2/1/20	200	228
DTE Energy Co.
1.50%, 10/1/19 (c)	100	100
Duke Energy Carolinas LLC
3.75%, 6/1/45	75	78
Duke Energy Corp.
2.65%, 9/1/26	150	148
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	121
Entergy Arkansas, Inc.
3.50%, 4/1/26	75	81
Entergy Louisiana LLC
3.05%, 6/1/31	75	77

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
Exelon Generation Co., LLC
6.25%, 10/1/39	$145	$162
Fortis, Inc.
2.10%, 10/4/21 (a)	100	100
Jersey Central Power & Light Co.
4.70%, 4/1/24 (a)	200	219
Nevada Power Co., Series N
6.65%, 4/1/36	150	210
NextEra Energy Capital Holdings, Inc.
1.65%, 9/1/18	125	126
Oncor Electric Delivery Co., LLC
2.95%, 4/1/25	75	78
Public Service Electric & Gas Co.,
MTN
2.25%, 9/15/26	150	150
Sempra Energy
6.00%, 10/15/39	125	160
South Carolina Electric & Gas Co.
4.50%, 6/1/64	75	79
TransAlta Corp.
4.50%, 11/15/22 (b)	235	232
Virginia Electric & Power Co.
2.95%, 1/15/22 (b)	325	341
WEC Energy Group, Inc.
3.55%, 6/15/25	75	81
Xcel Energy, Inc.
3.30%, 6/1/25	75	79
		3,420
		37,850
Sovereign (0.5%)
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 4/28/20 (a)	200	204
U.S. Treasury Security (0.9%)
U.S. Treasury Inflation Indexed Bond
0.25%, 1/15/25	381	388
Variable Rate Senior Loan Interest (0.2%)
Industrial (0.2%)
FMG Resources August 2006 Pty Ltd.,
Term B
3.75%, 6/30/19	89	89
Total Fixed Income Securities (Cost $36,928)		38,822
	Shares	Value (000)
Short-Term Investments (8.4%)
Securities held as Collateral on Loaned Securities (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,182)	1,181,730	$1,182
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,884)	1,883,859	1,884
	Face Amount (000)
U.S. Treasury Security (0.9%)
U.S. Treasury Bill
0.41%, 3/23/17 (b)(e)(f) (Cost $359)	$360	359
Total Short-Term Investments (Cost $3,425)		3,425
Total Investments (102.9%) (Cost $40,353) Including $2,414 of Securities Loaned (g)(h)		42,247
Liabilities in Excess of Other Assets (–2.9%)		(1,181)
Net Assets (100.0%)		$41,066

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2016.

(c)  When-issued security.

(d)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(e)  Rate shown is the yield to maturity at September 30, 2016.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

(g)  Securities are available for collateral in connection with open futures contracts and swap agreements.

(h)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $40,353,000. The aggregate gross unrealized appreciation is approximately $2,017,000 and the aggregate gross unrealized depreciation is approximately $123,000 resulting in net unrealized appreciation of approximately $1,894,000.

MTN  Medium Term Note.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	21	$4,588	Dec-16	$— @
U.S. Treasury 5 yr. Note	3	364	Dec-16	(— @)
U.S. Treasury Long Bond	5	841	Dec-16	(10)
U.S. Treasury Ultra Bond	1	184	Dec-16	(1)
Short:
U.S. Treasury 10 yr. Note	15	(1,967)	Dec-16	2
U.S. Treasury 10 yr. Ultra Long Bond	22	(3,171)	Dec-16	2
				$(7)

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$200	1.00%	3/20/19	$4	$(8)	$(4)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.26	Buy	175	5.00	6/20/21	(8)	(1)	(9)	NR
		$375			$(4)	$(9)	$(13)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR  Not rated.

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	48.3%
Finance	35.5
Utilities	8.3
Short-Term Investments	5.5
Other**	2.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $11,115,000 with net unrealized depreciation of approximately $7,000. Does not include open swap agreements with total unrealized depreciation of approximately $9,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $37,287)	$39,181
Investment in Security of Affiliated Issuer, at Value (Cost $3,066)	3,066
Total Investments in Securities, at Value (Cost $40,353)	42,247
Interest Receivable	360
Receivable for Portfolio Shares Sold	156
Receivable for Investments Sold	16
Receivable for Variation Margin on Futures Contracts	11
Premium Paid on Open Swap Agreements	4
Receivable from Affiliate	—	@
Other Assets	37
Total Assets	42,831
Liabilities:
Collateral on Securities Loaned, at Value	1,182
Payable for Investments Purchased	399
Payable for Advisory Fees	81
Payable for Trustees' Fees and Expenses	23
Payable for Professional Fees	21
Payable for Portfolio Shares Redeemed	10
Unrealized Depreciation on Swap Agreements	8
Payable for Sub Transfer Agency Fees — Class I	6
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Custodian Fees	3
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Variation Margin on Swap Agreements	1
Other Liabilities	21
Total Liabilities	1,765
Net Assets	$41,066
Net Assets Consist of:
Paid-in-Capital	$92,524
Accumulated Undistributed Net Investment Income	486
Accumulated Net Realized Loss	(53,822)
Unrealized Appreciation (Depreciation) on:
Investments	1,894
Futures Contracts	(7)
Swap Agreements	(9)
Net Assets	$41,066
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$31,873
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,585,300
Net Asset Value, Offering and Redemption Price Per Share	$12.33
CLASS A:
Net Assets	$6,916
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	560,526
Net Asset Value, Redemption Price Per Share	$12.34
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$12.89
CLASS L:
Net Assets	$2,151
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	174,612
Net Asset Value, Offering and Redemption Price Per Share	$12.32
CLASS C:
Net Assets	$126
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,289
Net Asset Value, Offering and Redemption Price Per Share	$12.27
(1) Including: Securities on Loan, at Value:	$2,414

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,385
Dividends from Security of Affiliated Issuer (Note G)	5
Income from Securities Loaned — Net	5
Total Investment Income	1,395
Expenses:
Advisory Fees (Note B)	132
Professional Fees	95
Registration Fees	53
Sub Transfer Agency Fees — Class I	41
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	1
Pricing Fees	37
Administration Fees (Note C)	28
Shareholder Services Fees — Class A (Note D)	7
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	1
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Custodian Fees (Note F)	12
Trustees' Fees and Expenses	3
Other Expenses	16
Total Expenses	469
Reimbursement of Class Specific Expenses — Class I (Note B)	(50)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Waiver of Advisory Fees (Note B)	(49)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Reimbursement of Custodian Fees (Note F)	(98)
Net Expenses	266
Net Investment Income	1,129
Realized Gain (Loss):
Investments Sold	2,692
Futures Contracts	(334)
Swap Agreements	(44)
Net Realized Gain	2,314
Change in Unrealized Appreciation (Depreciation):
Investments	2,293
Futures Contracts	54
Swap Agreements	39
Net Change in Unrealized Appreciation (Depreciation)	2,386
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	4,700
Net Increase in Net Assets Resulting from Operations	$5,829

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,129	$1,248
Net Realized Gain	2,314	734
Net Change in Unrealized Appreciation (Depreciation)	2,386	(1,938)
Net Increase in Net Assets Resulting from Operations	5,829	44
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(954)	(1,021)
Class A:
Net Investment Income	(59)	(14)
Class L:
Net Investment Income	(51)	(54)
Class C:
Net Investment Income	(1)	(— @)*
Total Distributions	(1,065)	(1,089)
Capital Share Transactions:(1)
Class I:
Subscribed	3,997	2,961
Distributions Reinvested	952	1,021
Redeemed	(8,505)	(8,193)
Class A:
Subscribed	6,507	427
Distributions Reinvested	57	12
Redeemed	(676)	(281)
Class L:
Exchanged	12	—
Subscribed	—	108
Distributions Reinvested	51	54
Redeemed	(345)	(338)
Class C:
Subscribed	211	10 *
Distributions Reinvested	1	—
Redeemed	(104)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	2,158	(4,219)
Total Increase (Decrease) in Net Assets	6,922	(5,264)
Net Assets:
Beginning of Period	34,144	39,408
End of Period (Including Accumulated Undistributed Net Investment Income of $486 and $437)	$41,066	$34,144
(1) Capital Share Transactions:
Class I:
Shares Subscribed	357	266
Shares Issued on Distributions Reinvested	86	92
Shares Redeemed	(767)	(740)
Net Decrease in Class I Shares Outstanding	(324)	(382)
Class A:
Shares Subscribed	564	38
Shares Issued on Distributions Reinvested	5	1
Shares Redeemed	(59)	(25)
Net Increase in Class A Shares Outstanding	510	14
Class L:
Shares Exchanged	1	—
Shares Subscribed	—	10
Shares Issued on Distributions Reinvested	5	5
Shares Redeemed	(32)	(31)
Net Decrease in Class L Shares Outstanding	(26)	(16)
Class C:
Shares Subscribed	18	1 *
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(9)	—
Net Increase in Class C Shares Outstanding	9	1 *

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.80	$11.12	$10.53	$10.93	$10.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.37	0.37	0.38	0.32	0.36
Net Realized and Unrealized Gain (Loss)	1.51	(0.37)	0.53	(0.40)	0.73
Total from Investment Operations	1.88	—	0.91	(0.08)	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.32)	(0.32)	(0.32)	(0.43)
Net Asset Value, End of Period	$12.33	$10.80	$11.12	$10.53	$10.93
Total Return++	17.79%**	(0.04)%	8.79%	(0.77)%	10.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$31,873	$31,427	$36,598	$36,186	$44,779
Ratio of Expenses to Average Net Assets (1)	0.69%+	0.70%+	0.70%+	1.18%+^	1.00	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.28%+	3.33%+	3.47%+	2.91%+^	3.41	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	41%	45%	50%	63%	129%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.28%	1.15%	1.13%	1.21%	N/A
Net Investment Income to Average Net Assets	2.69%	2.88%	3.04%	2.88%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 9.01% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.78%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.81	$11.12	$10.53	$10.92	$10.27
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.33	0.34	0.30	0.34
Net Realized and Unrealized Gain (Loss)	1.53	(0.37)	0.53	(0.39)	0.73
Total from Investment Operations	1.85	(0.04)	0.87	(0.09)	1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.32)	(0.27)	(0.28)	(0.30)	(0.42)
Net Asset Value, End of Period	$12.34	$10.81	$11.12	$10.53	$10.92
Total Return++	17.41%**	(0.37)%	8.43%	(0.83)%	10.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,916	$544	$405	$1,194	$961
Ratio of Expenses to Average Net Assets (1)	0.99%+	1.05%+	1.05%+	1.34%+^	1.15%+
Ratio of Net Investment Income to Average Net Assets (1)	2.78%+	2.98%+	3.12%+	2.76%+^	3.26%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	41%	45%	50%	63%	129%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51%	1.88%	1.60%	1.47%	1.25%
Net Investment Income to Average Net Assets	2.26%	2.15%	2.57%	2.63%	3.16%

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 8.97% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 8.44%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.79	$11.11	$10.52	$10.92	$10.26
Income (Loss) from Investment Operations:
Net Investment Income†	0.30	0.30	0.31	0.26	0.30
Net Realized and Unrealized Gain (Loss)	1.51	(0.37)	0.54	(0.40)	0.74
Total from Investment Operations	1.81	(0.07)	0.85	(0.14)	1.04
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.25)	(0.26)	(0.26)	(0.38)
Net Asset Value, End of Period	$12.32	$10.79	$11.11	$10.52	$10.92
Total Return++	17.06%**	(0.65)%	8.15%	(1.28)%	10.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,151	$2,163	$2,405	$2,649	$3,149
Ratio of Expenses to Average Net Assets (1)	1.33%+	1.31%+	1.30%+	1.69%+^	1.50	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.64%+	2.72%+	2.87%+	2.40%+^	2.91	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	41%	45%	50%	63%	129%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.75%	1.73%	1.66%	1.70%	N/A
Net Investment Income to Average Net Assets	2.22%	2.30%	2.51%	2.39%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 9.05% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 8.01%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.52% for Class L shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Corporate Bond Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$10.77	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.10
Net Realized and Unrealized Gain (Loss)	1.53	(0.48)
Total from Investment Operations	1.75	(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.06)
Net Asset Value, End of Period	$12.27	$10.77
Total Return++	16.47%**	(3.40	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126	$10
Ratio of Expenses to Average Net Assets (1)	1.79%+	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.90%+	2.25	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	41%	45	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.45%	38.20	%*
Net Investment Loss to Average Net Assets	(0.76)%	(34.15	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 8.85% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 7.62%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class C.

On April 30, 2015, the Portfolio suspended offering Class L shares to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$291	$—	$291
Corporate Bonds	—	37,850	—	37,850
Sovereign	—	204	—	204
U.S. Treasury Security	—	388	—	388
Variable Rate Senior Loan Interest	—	89	—	89
Total Fixed Income Securities	—	38,822	—	38,822
Short-Term Investments
Investment Company	3,066	—	—	3,066
U.S. Treasury Security	—	359	—	359
Total Short-Term Investments	3,066	359	—	3,425
Futures Contracts	4	—	—	4
Total Assets	3,070	39,181	—	42,251
Liabilities:
Futures Contracts	(11)	—	—	(11)
Credit Default Swap Agreements	—	(9)	—	(9)
Total Liabilities	(11)	(9)	—	(20)
Total	$3,059	$39,172	$—	$42,231

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$4	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(11	)(a)
Swap Agreement	Unrealized Depreciation on Swap Agreements	Credit Risk	(8)
Swap Agreement	Variation Margin on Swap Agreements	Credit Risk	(1	)(a)
Total			$(20)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$(334)
Credit Risk	Swap Agreements	2
Interest Rate Risk	Swap Agreements	(46)
	Total	$(378)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$54
Credit Risk	Swap Agreements	(18)
Interest Rate Risk	Swap Agreements	57
	Total	$93

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Swap Agreement	$—	$(8)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

value in excess of the Portfolio's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$8	$—	$—	$8

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly original value	$13,961,000
Swap Agreements:
Average monthly notional amount	$986,000

4.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

5.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,414	(d)	$—	$(2,414	)(e)(f)	$0

(d) Represents market value of loaned securities at period end.

(e) The Portfolio received cash collateral of approximately $1,182,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $1,291,000 in the form of U.S. Government agency securities and U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

remaining contractual maturity of those transactions as of September 30, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$1,182	$—	$—	$—	$1,182
Total Borrowings	$1,182	$—	$—	$—	$1,182
Gross amount of recognized liabilities for securities lending transactions					$1,182

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Portfolio's past holdings of approximately $2,835,000, the impact of which on the Portfolio's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $49,000 of advisory fees were waived and approximately $51,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Portfolio to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2016, this waiver amounted to approximately $3,000.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced investment advisory fee waivers and expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period waiver of advisory fees and expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $16,844,000 and $13,620,000, respectively. For the year ended September 30, 2016, purchases of long-term U.S. Government securities were approximately $371,000 and there were no sales of long-term U.S. Government securities.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$1,911	$19,856	$18,701	$5	$3,066

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From: Ordinary Income (000)	2015 Distributions Paid From: Ordinary Income (000)
$1,065	$1,089

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(15)	$15	$—

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$483	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)	Expiration
$45,370	September 30, 2017
8,130	September 30, 2018

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $2,729,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2016, the Portfolio deferred to October 1, 2016 for U.S. federal income tax purposes the following losses:

Post-October Currency And Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$333

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 66.7%.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate Bond Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was lower than its peer group average but its total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	During Past 5 Years and Other Relevant Professional Experience	Number of Principal Occupation(s) Overseen by Independent Trustee**	Portfolios in Fund Complex Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	During Past 5 Years and Other Relevant Professional Experience	Number of Principal Occupation(s) Overseen by Independent Trustee**	Portfolios in Fund Complex Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
1627566 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Multi-Asset Income Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	23
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	45
Investment Advisory Agreement Approval	46
Federal Tax Notice	48
Privacy Notice	49
Trustee and Officer Information	52

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Multi-Asset Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Global Multi-Asset Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Multi-Asset Income Portfolio Class I	$1,000.00	$1,040.00	$1,020.40	$4.69	$4.65	0.92	%***
Global Multi-Asset Income Portfolio Class A	1,000.00	1,038.60	1,018.75	6.37	6.31	1.25	***
Global Multi-Asset Income Portfolio Class C	1,000.00	1,034.40	1,014.90	10.27	10.18	2.02	***
Global Multi-Asset Income Portfolio Class IS	1,000.00	1,040.20	1,020.70	4.39	4.34	0.86	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Global Multi-Asset Income Portfolio

The Portfolio's investment objective is to maximize current income and to seek capital appreciation over time.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.39%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmarks, the Bloomberg Barclays Global Aggregate Index, which returned 8.83% and the Customized MSIM Global Allocation Income Index (the "Customized Index", which is comprised of 30% MSCI All Country World Index, 50% Bloomberg Barclays Global Aggregate Index, 5% Dow Jones Brookfield Global Infrastructure Index, 5% FTSE EPRA/NAREIT Developed Index, 5% Bloomberg Barclays Global High Yield Index and 5% JP Morgan EMBI Global Index, which returned 11.26%.

Factors Affecting Performancei

•  In the 12 months ended September 30, 2016, global equities outperformed bonds and commodities, with the MSCI All Country World Index up +12.0%, the Bloomberg Barclays Global Aggregate Index up +8.8%, and the S&P GSCI Index, a broad index of commodity prices, falling –12.2%.ii (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars [USD].)

•  Within equities, the U.S. outperformed, with the S&P 500 Index up +15.4%. A tightening labor market contributed to the first U.S. rate hike in seven years in December 2015, but repeated global growth scares in 2016 (China in January, Brexit in June) encouraged the Federal Reserve to keep rates on hold for the remainder of the period, extending the "goldilocks" environment for equities as U.S. growth held up on a relative basis. European equities underperformed (+2.5% USD, +7.0% local), driven by generally disappointing monetary policy from the European Central Bank (ECB), comparatively greater exposure to emerging market growth and the threat of knock-on effects from Brexit. Japan (+12.1% USD, –5.2% local) was the regional laggard in local currency terms, as growth resumed slowing (though narrowly avoided slipping back into recession), but outperformed in USD terms as the effectiveness of Bank of Japan (BOJ) monetary policy appeared to reach a limit, contributing to a strong rally in the yen (+18.3% versus USD). Emerging markets (EM) were the top performer (+16.8%

USD, +13.0% local), as massive credit easing by the People's Bank of China (PBOC) stabilized Chinese growth. Within emerging markets, Brazil rose +57.6% in USD, as growth and inflation began to improve, while the impeachment of President Dilma Rousseff ushered in a new administration and the hope of meaningful economic reforms.

•  Within bonds, global government yields fell to all-time lows in July and sentiment indicators reached extreme bearishness, as the U.K.'s vote to exit the European Union added to uncertainty in the already sluggish global growth outlook, extending expectations for extremely low rates almost indefinitely. In the U.S., the 10-year yield fell –44 basis points (bps) to 1.59%, while the 2-year yield rose +13 bps to 0.76%, helped by a 25 bps hike in the policy rate. U.S. credit spreads tightened on resilient domestic activity and stabilization in the oil price (which returned to $52 per barrel by the end of the period after bottoming at $28 in January). U.S. investment grade credit spreads fell –31 bps to 1.38%, and U.S. high yield spreads fell –150 bps to 4.80%. Elsewhere in developed markets, deflationary fears coupled with negative policy rates contributed to the German 10-year yield falling –71 bps to –0.12%, and the Japanese 10-year yield falling –45 bps to –0.09%. The U.K. 10-year yield fell –102 bps to 0.75%, as the market prepared for a hard Brexit. Emerging sovereign spreads fell –114 bps to 3.60%, as emerging market growth and commodity prices stabilized.

•  Within currencies, the U.S. dollar fell –0.9% on a trade-weighted basis, as rate hike expectations were pushed out further. Relative to the U.S. dollar, the British pound fell –14.2% following Brexit, the Mexican peso fell –12.4% on fears of a Trump presidency in the U.S., and the Chinese renminbi fell –4.7% as the government attempted to regain control of its monetary policy amid record capital outflows. The top-performing currencies were the Brazilian real, which rose +22.6% versus USD as economic and political risks subsided, and the Japanese yen, which rose +18.3% as the market appeared to accept that "Abenomics" had failed.

i  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

ii  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2016.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

•  Active positions within equities detracted from performance. Overweight positions in eurozone broad and domestically-focused equities versus U.S. equities were the top detractors, in addition to underweight positions in global aerospace, China-exposed auto manufacturers, and U.S. oil and gas refiners, all hedged. However, these losses were somewhat offset by gains from directional overweight positions in global equities. Writing call options on broad global equity market indices had a small positive impact on performance.

•  Active positions within fixed income detracted from performance. Underweight positions in U.S. and German 10-year rates and an overweight position in U.S. 10-year inflation breakevens detracted from performance. An overweight position in U.S. high yield spreads and a Mexican 2s10s flattener (underweight 2-year rates versus overweight 10-year rates) contributed positively, as did overweight positions in Argentine and Greek government bonds.

•  Active positions within high-yielding assets had a negative impact on performance. An overweight allocation to U.S. high yield spreads contributed positively; however, these gains were offset by losses from underweight positions in global infrastructure equities and real estate investment trusts (REITs).

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Swedish krona (versus the Australian dollar, Swiss franc, Chinese renminbi, euro) and the Mexican peso, as well as underweight positions in China-sensitive currencies (Australian dollar, New Zealand dollar, South Korean won, Thai baht) versus G-3 currencies (U.S dollar, euro, yen) detracted from performance. Positive contributors included an underweight in the Chinese renminbi and overweight positions in oil-sensitive currencies (Norwegian kroner, Canadian dollar, Russian ruble).

Management Strategies

•  As of September 30, 2016, the Portfolio is slightly underweight equities and underweight fixed income. We believe the global economy faces a "new mediocre" regime, with tepid growth hovering around 2% globally, and "low-flation" preventing full policy normalization. In addition, excessive global debt levels are rendering incremental monetary policy ineffective, limiting the possibility for a renewed credit cycle to revive growth.

•  We are underweight global bonds and bond proxies, such as consumer staples stocks. We believe valuations remain expensive given better-than-expected global growth following Brexit, as the global bond market appears to have extrapolated lower rates for longer to mean low rates forever. At current growth trends, we estimate that "fair value" for government bond yields will reach 1.90% in the U.S. by year end (versus 1.59% at the end of September), and 0.25% in Germany (compared to –0.12% at the end of September).

•  We are underweight U.S. equities. The U.S. appears most likely to tighten policy, given relatively resilient growth, and we expect the prospect of higher rates, coupled with weak earnings growth, to interrupt the "goldilocks" environment and cause a multiple re-rating for U.S. stocks. We expect U.S. earnings to disappoint (we expect 5% growth over the next year, versus consensus at 11%). In addition, U.S. equity valuations are once again near cycle highs, with the S&P 500 Index trading at 16.9x forward earnings, and sentiment is overbought.

•  We are overweight eurozone domestic equities. Despite post-Brexit expectations for a slowdown in eurozone growth, domestically-led (or non-export related) growth is back above trend, inflation is turning up, and the fiscal impulse is no longer contractionary. We expect 8% earnings growth for domestically-exposed eurozone stocks versus 5% U.S. earnings growth. We believe eurozone versus U.S. relative valuations have meaningful upside potential, while sentiment is extremely bearish.

•  We are neutral emerging market equities. We continue to believe China is a risk to global growth, and we expect growth there to slow in 2017 as stimulus ebbs and excesses keep building. As the credit impulse leads activity by roughly nine months, we estimate that Chinese growth will rebound briefly in the second half of 2016 before slowing in the first half of 2017, weighing on export-sensitive EM economies. In addition, emerging market equites are expensive excluding energy and financials.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Global Multi-Asset Income Portfolio

•  We are neutral Japanese equities. After a slight uptick in recent months, we expect Japanese growth to fall back to 0% over the next 12 months, compared to 1% expected by consensus. We expect weak growth to weigh on earnings, along with the strong yen. That said, Japanese equities have underperformed significantly, and relative valuations remain near historic lows.

*  Minimum Investment

**  Commenced operations on April 30, 2015.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg Barclays Global Aggregate Index(1), the Customized MSIM Global Allocation Income Index(2), and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2016 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(5)	8.39%	—	—	1.01%
Portfolio — Class A Shares w/o sales charges(5)	8.10	—	—	0.65
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	2.39	—	—	–3.08
	Period Ended September 30, 2016 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class C Shares w/o sales charges(6)	7.11%	—	—	–0.17%
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	6.11	—	—	–0.17
Portfolio — Class IS Shares w/o sales charges(5)	8.44	—	—	1.05
Bloomberg Barclays Global Aggregate Index	8.83	—	—	5.11
Customized MSIM Global Allocation Income Index	11.26	—	—	3.43
Lipper Flexible Portfolio Funds Index	9.79	—	—	1.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Income Index is comprised of 30% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 50% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% Dow Jones Brookfield Global Infrastructure Index (benchmark that measures the stock performance of companies that exhibit strong infrastructure charateristics), 5% FTSE EPRA/NAREIT Developed Index (benchmark that is designed to reflect stock performance of companies engaged in North American, European, and Asian real estate markets), 5% Bloomberg Barclays Global High Yield Index (benchmark that is a multi currency flagship measure of global high yield debt market), and 5% JP Morgan EMBI Global Index (benchmark that tracks returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi sovereign entities). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on April 30, 2015.

(6)  Commenced operations on May 08, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Class I of the Portfolio, not the inception of the Indexes.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (50.3%)
Agency Fixed Rate Mortgages (5.3%)
United States (5.3%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 2/1/45		$49	$53
Federal National Mortgage Association,
Conventional Pools:
4.50%, 10/1/44 - 11/1/44		55	61
October TBA:
2.50%, 10/1/31 (a)		50	52
3.00%, 10/1/31 - 10/1/46 (a)		392	408
3.50%, 10/1/46 (a)		150	158
4.00%, 10/1/46 (a)		50	54
			786
Commercial Mortgage-Backed Securities (1.2%)
United States (1.2%)
GS Mortgage Securities Trust,
4.93%, 8/10/46 (b)(c)		70	65
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (b)		51	42
WF-RBS Commercial Mortgage Trust,
4.27%, 5/15/45 (b)(c)		40	37
4.63%, 8/15/46 (b)(c)		35	32
			176
Corporate Bonds (10.6%)
Australia (0.6%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	50	64
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (c)		$25	27
			91
Belgium (0.2%)
Anheuser-Busch InBev Finance, Inc.,
4.70%, 2/1/36		25	29
Canada (0.2%)
Royal Bank of Canada,
1.50%, 7/29/19		25	25
France (0.4%)
BNP Paribas SA,
5.00%, 1/15/21		50	56
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		10	10
Netherlands (0.8%)
ABN Amro Bank N.V.,
3.63%, 10/6/17	EUR	50	58
Cooperatieve Rabobank UA,
3.75%, 11/9/20		50	64
			122
	Face Amount (000)		Value (000)
United Kingdom (0.7%)
Barclays Bank PLC,
6.00%, 1/23/18	EUR	50	$60
Diageo Capital PLC,
1.50%, 5/11/17		$50	50
			110
United States (7.6%)
Air Lease Corp.,
2.13%, 1/15/20 (d)		25	25
Apple, Inc.,
4.45%, 5/6/44		25	28
AT&T, Inc.,
4.50%, 3/9/48 (c)		63	64
Bank of America Corp.,
Series G
3.50%, 4/19/26		25	26
Baxalta, Inc.,
4.00%, 6/23/25		25	27
Boston Properties LP,
3.85%, 2/1/23		50	53
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25 (c)		25	28
Citigroup, Inc.,
5.50%, 9/13/25		50	57
General Motors Financial Co., Inc.,
4.30%, 7/13/25		30	31
Gilead Sciences, Inc.,
3.65%, 3/1/26		25	27
Goldman Sachs Group, Inc. (The),
6.75%, 10/1/37		50	64
HSBC USA, Inc.,
3.50%, 6/23/24		100	104
JPMorgan Chase & Co.,
3.20%, 6/15/26		50	51
McDonald's Corp.,
MTN
3.38%, 5/26/25		50	53
Merck & Co., Inc.,
2.80%, 5/18/23		50	52
Microsoft Corp.,
1.55%, 8/8/21		25	25
Monongahela Power Co.,
5.40%, 12/15/43 (c)		50	63
MPLX LP,
4.00%, 2/15/25		50	49
NBC Universal Media LLC,
4.38%, 4/1/21		50	56
Omnicom Group, Inc.,
3.63%, 5/1/22		50	54
Prudential Financial, Inc.,
MTN
6.63%, 12/1/37		50	65

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
UnitedHealth Group, Inc.,
2.88%, 3/15/23		$25	$26
Verizon Communications, Inc.,
3.50%, 11/1/24		25	27
Visa, Inc.,
3.15%, 12/14/25		25	26
Wal-Mart Stores, Inc.,
2.55%, 4/11/23		25	26
Wells Fargo & Co.,
MTN
4.10%, 6/3/26		25	27
			1,134
			1,577
Sovereign (27.9%)
Argentina (1.1%)
Argentine Republic Government International Bond,
7.50%, 4/22/26 (c)		150	170
Australia (0.5%)
Australia Government Bond,
3.25%, 4/21/25	AUD	80	68
Austria (0.2%)
Austria Government Bond,
1.20%, 10/20/25 (c)	EUR	30	38
Belgium (0.9%)
Belgium Government Bond,
0.80%, 6/22/25 (c)		115	138
Brazil (1.3%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21 - 1/1/25	BRL	640	187
Canada (2.0%)
Canadian Government Bond,
1.50%, 6/1/23	CAD	70	56
3.25%, 6/1/21		280	240
			296
France (2.6%)
France Government Bond OAT,
0.00%, 5/25/21	EUR	140	161
0.50%, 5/25/25		100	117
3.25%, 5/25/45		34	60
5.50%, 4/25/29		30	55
			393
Germany (2.8%)
Bundesrepublik Deutschland,
1.00%, 8/15/25		125	156
2.50%, 1/4/21		140	179
4.25%, 7/4/39		25	52
4.75%, 7/4/34		15	31
			418
	Face Amount (000)		Value (000)
Greece (0.2%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (e)	EUR	40	$34
Hungary (0.4%)
Hungary Government International Bond,
5.75%, 11/22/23		$50	59
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	10	16
Italy (1.3%)
Italy Buoni Poliennali Del Tesoro,
1.50%, 6/1/25		25	29
1.65%, 3/1/32 (c)		30	34
2.35%, 9/15/24 (c)		80	106
5.00%, 9/1/40		10	18
			187
Japan (7.8%)
Japan Government Ten Year Bond,
0.50%, 9/20/24	JPY	36,000	375
1.10%, 6/20/21		6,000	63
1.70%, 6/20/18		31,000	316
Japan Government Thirty Year Bond,
1.70%, 6/20/33		17,400	214
2.00%, 9/20/40		14,900	201
			1,169
Mexico (0.3%)
Mexican Bonos,
6.50%, 6/10/21	MXN	600	32
Petroleos Mexicanos,
6.38%, 1/23/45		$10	9
			41
Netherlands (0.4%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	50	58
New Zealand (0.3%)
New Zealand Government Bond,
4.50%, 4/15/27	NZD	50	44
Peru (0.2%)
Peruvian Government International Bond,
4.13%, 8/25/27		$20	23
Poland (0.9%)
Poland Government Bond,
2.50%, 7/25/26	PLN	510	129
4.00%, 10/25/23		30	8
			137
South Africa (0.1%)
South Africa Government Bond,
8.00%, 1/31/30	ZAR	300	20

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Face Amount (000)		Value (000)
Spain (0.7%)
Spain Government Bond,
1.15%, 7/30/20	EUR	16	$19
1.30%, 10/31/26 (c)		5	6
2.15%, 10/31/25 (c)		20	25
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		40	49
1.80%, 11/30/24 (c)		10	13
			112
United Kingdom (3.8%)
United Kingdom Gilt,
2.00%, 9/7/25	GBP	70	101
2.75%, 9/7/24		130	198
4.25%, 6/7/32 - 9/7/39		135	262
			561
			4,169
U.S. Treasury Securities (5.3%)
United States (5.3%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$10	10
3.88%, 8/15/40		150	196
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		173	176
U.S. Treasury Notes,
1.38%, 1/31/21		160	162
2.13%, 5/15/25		95	99
2.38%, 6/30/18		140	144
			787
Total Fixed Income Securities (Cost $7,203)			7,495
	Shares
Common Stocks (31.8%)
Australia (2.0%)
Ansell Ltd.		438	8
APA Group		139	1
ARB Corp., Ltd.		1,214	17
AusNet Services		209	—	@
Automotive Holdings Group Ltd.		3,381	11
BlueScope Steel Ltd.		3,006	18
BWP Trust REIT		4,859	12
Challenger Ltd.		2,323	18
Downer EDI Ltd.		2,717	11
DUET Group		6,101	12
Goodman Group REIT		862	5
GPT Group REIT		1,161	4
GrainCorp Ltd.		1,336	8
Invocare Ltd.		930	10
IOOF Holdings Ltd.		3,470	23
JB Hi-Fi Ltd.		645	14
Macquarie Atlas Roads Group		656	3
Oil Search Ltd.		1,443	8
Perpetual Ltd.		604	22
	Shares	Value (000)
Primary Health Care Ltd.	2,099	$6
Scentre Group REIT	1,969	7
Shopping Centres Australasia Property Group REIT	8,013	14
Sims Metal Management Ltd.	1,003	7
Spark Infrastructure Group	5,673	10
Stockland REIT	1,377	5
Sydney Airport	1,822	10
Transurban Group	3,403	30
Westfield Corp. REIT	694	5
		299
Austria (0.0%)
Erste Group Bank AG (f)	104	3
Raiffeisen Bank International AG (f)	44	1
		4
Belgium (0.3%)
Anheuser-Busch InBev N.V.	207	27
Cofinimmo SA REIT	43	6
Elia System Operator SA	4	—	@
KBC Group N.V. (f)	202	12
		45
Canada (2.1%)
Alimentation Couche-Tard, Inc.	100	5
ARC Resources Ltd.	100	2
Bank of Montreal	100	7
Bank of Nova Scotia	200	11
Barrick Gold Corp.	100	2
Blackberry Ltd. (f)	100	1
Brookfield Asset Management, Inc., Class A	100	4
Brookfield Business Partners LP	2	—	@
Cameco Corp.	100	1
Canadian Imperial Bank of Commerce	100	8
Canadian National Railway Co.	100	7
Canadian Natural Resources Ltd.	200	6
Cenovus Energy, Inc.	100	1
Cominar Real Estate Investment Trust REIT	400	5
Enbridge Income Fund Holdings, Inc.	200	5
Enbridge, Inc.	1,600	70
Encana Corp.	200	2
First Quantum Minerals Ltd.	100	1
Fortis, Inc.	100	3
Goldcorp, Inc.	200	3
H&R Real Estate Investment Trust REIT	200	3
Husky Energy, Inc.	102	1
Imperial Oil Ltd.	100	3
Inter Pipeline Ltd.	600	13
Keyera Corp.	300	10
Magna International, Inc.	100	4
Manulife Financial Corp.	300	4
Pembina Pipeline Corp.	700	21
Potash Corp. of Saskatchewan, Inc.	100	2
Power Corp. of Canada	100	2
PrairieSky Royalty Ltd.	4	—	@

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Canada (cont'd)
RioCan REIT	200	$4
Rogers Communications, Inc., Class B	100	4
Royal Bank of Canada	200	12
Shaw Communications, Inc., Class B	100	2
Silver Wheaton Corp.	100	3
Sun Life Financial, Inc.	100	3
Suncor Energy, Inc.	200	6
Teck Resources Ltd., Class B	100	2
Toronto-Dominion Bank (The)	100	4
TransCanada Corp.	1,400	66
Veresen, Inc.	500	5
Westshore Terminals Investment Corp.	100	2
		320
China (0.2%)
Beijing Capital International Airport Co., Ltd. H Shares (g)	2,000	2
Beijing Enterprises Holdings Ltd. (g)	1,000	5
China Merchants Port Holdings Co., Ltd. (g)	2,000	6
Global Logistic Properties Ltd.	1,700	2
Hanergy Thin Film Power Group Ltd. (f)(g)(h)(i)	2,000	—	@
Hutchison Port Holdings Trust (Units) (j)	9,500	4
Jiangsu Expressway Co., Ltd. H Shares (g)	2,000	3
Shenzhen Expressway Co., Ltd. (g)	2,000	2
Zhejiang Expressway Co., Ltd. (g)	2,000	2
		26
Denmark (0.2%)
DSV A/S	263	13
ISS A/S	264	11
		24
Finland (0.2%)
Kone Oyj, Class B	122	6
Nokia Oyj	1,043	6
Sampo Oyj, Class A	167	8
UPM-Kymmene Oyj	235	5
		25
France (4.5%)
Accor SA	804	32
Aeroports de Paris (ADP)	79	8
Air Liquide SA	108	12
Airbus Group SE	156	9
Atos SE	208	22
AXA SA	473	10
BNP Paribas SA	668	34
Bouygues SA	565	19
Cap Gemini SA	445	44
Carrefour SA	182	5
Cie de Saint-Gobain	1,350	58
Cie Generale des Etablissements Michelin	62	7
Credit Agricole SA	727	7
Danone SA	169	12
Engie SA	394	6
	Shares	Value (000)
Essilor International SA	69	$9
Eutelsat Communications SA	289	6
Gecina SA REIT	30	5
Groupe Eurotunnel SE	1,542	17
Kering	22	4
Klepierre REIT	77	3
L'Oreal SA	64	12
Legrand SA	111	7
LVMH Moet Hennessy Louis Vuitton SE	67	11
Metropole Television SA	87	2
Natixis SA	351	2
Orange SA	515	8
Pernod Ricard SA	69	8
Peugeot SA (f)	3,219	49
Publicis Groupe SA	74	6
Renault SA	133	11
Rexel SA	621	9
Safran SA	114	8
Sanofi	289	22
Schneider Electric SE	149	10
SES SA	676	17
Societe Generale SA	488	17
Sodexo SA	66	8
Television Francaise 1	306	3
Total SA	522	25
Unibail-Rodamco SE REIT	61	16
Valeo SA	97	6
Vinci SA	1,048	80
Vivendi SA	347	7
		673
Germany (2.8%)
Adidas AG	67	12
Allianz SE (Registered)	112	17
BASF SE	224	19
Bayer AG (Registered)	201	20
Bayerische Motoren Werke AG	208	17
Bayerische Motoren Werke AG (Preference)	22	2
Commerzbank AG	781	5
Continental AG	31	6
Daimler AG (Registered)	593	42
Deutsche Bank AG (Registered) (f)	380	5
Deutsche Boerse AG (f)	406	33
Deutsche Euroshop AG	74	3
Deutsche Lufthansa AG (Registered)	2,317	26
Deutsche Post AG (Registered)	274	8
Deutsche Telekom AG (Registered)	776	13
Deutsche Wohnen AG	133	5
E.ON SE	553	4
Fraport AG Frankfurt Airport Services Worldwide	137	7
Fresenius Medical Care AG & Co., KGaA	66	6
Fresenius SE & Co., KGaA	99	8
HeidelbergCement AG	66	6
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Germany (cont'd)
Henkel AG & Co., KGaA	41	$5
Henkel AG & Co., KGaA (Preference)	55	7
Infineon Technologies AG	427	8
Johnson Electric Holdings Ltd. (g)	1,500	4
Linde AG	51	9
Merck KGaA	61	7
Muenchener Rueckversicherungs AG (Registered)	52	10
Porsche Automobil Holding SE (Preference)	118	6
ProSiebenSat.1 Media SE (Registered)	458	20
RWE AG (f)	164	3
SAP SE	224	20
Siemens AG (Registered)	197	23
Stroeer SE & Co. KGaA	57	2
ThyssenKrupp AG	199	5
Uniper SE (f)	55	1
Volkswagen AG	12	2
Volkswagen AG (Preference)	109	14
Vonovia SE	225	8
		418
Hong Kong (0.4%)
Champion REIT	9,000	5
Great Eagle Holdings Ltd.	2,017	9
Hang Lung Group Ltd.	1,000	4
Hang Lung Properties Ltd.	1,000	2
Hong Kong & China Gas Co., Ltd.	840	2
Hongkong & Shanghai Hotels Ltd. (The)	3,098	3
Hongkong Land Holdings Ltd.	400	3
Hopewell Holdings Ltd.	1,500	5
Kowloon Development Co., Ltd. REIT	6,000	6
Link REIT	1,000	7
New World Development Co., Ltd.	4,235	6
Stella International Holdings Ltd.	1,500	3
		55
Ireland (0.5%)
Bank of Ireland (f)	18,747	4
CRH PLC	681	23
CRH PLC	626	21
Kerry Group PLC, Class A	42	3
Ryanair Holdings PLC	1,692	23
		74
Italy (1.1%)
ACEA SpA	5	—	@
Assicurazioni Generali SpA	359	4
Atlantia SpA	2,053	52
Ei Towers SpA (f)	28	1
Enel SpA	1,896	8
Eni SpA	701	10
Ferrari N.V.	74	4
Infrastrutture Wireless Italiane SpA (c)	355	2
Intesa Sanpaolo SpA	348	1
Intesa Sanpaolo SpA	8,151	18
	Shares	Value (000)
Luxottica Group SpA	72	$3
Mediaset SpA	5,630	18
Mediobanca SpA	4,083	27
Rizzoli Corriere Della Sera Mediagroup SpA (f)	17	—	@
Snam SpA	1,184	7
Societa Iniziative Autostradali e Servizi SpA	111	1
Telecom Italia SpA (f)	3,594	3
Terna Rete Elettrica Nazionale SpA	172	1
UniCredit SpA	3,140	7
Unione di Banche Italiane SpA	329	1
		168
Japan (0.2%)
Japan Airport Terminal Co., Ltd.	100	4
Japan Real Estate Investment Corp. REIT	1	6
Japan Retail Fund Investment Corp. REIT	2	5
Nippon Building Fund, Inc. REIT	1	6
United Urban Investment Corp. REIT	2	4
		25
Mexico (0.1%)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	100	10
Netherlands (0.9%)
ABN AMRO Group N.V. (c)	87	2
Aegon N.V.	640	2
Akzo Nobel N.V.	98	7
ArcelorMittal (f)	387	2
ASML Holding N.V.	83	9
Fiat Chrysler Automobiles N.V.	614	4
Heineken N.V.	81	7
ING Groep N.V. CVA	2,401	30
Koninklijke KPN N.V.	1,219	4
Koninklijke Philips N.V.	305	9
Koninklijke Vopak N.V.	109	6
Randstad Holding N.V.	505	23
RELX N.V.	422	8
Unilever N.V. CVA	397	18
Wolters Kluwer N.V.	174	7
		138
New Zealand (0.1%)
Auckland International Airport Ltd.	1,546	8
Portugal (0.0%)
EDP - Energias de Portugal SA	1,402	5
Singapore (0.0%)
CapitaLand Ltd.	1,500	4
City Developments Ltd.	500	3
		7
South Africa (0.1%)
SABMiller PLC	142	8
Spain (1.3%)
Abertis Infraestructuras SA	825	13
Aena SA (c)	121	18
Amadeus IT Group SA, Class A	164	8

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
Spain (cont'd)
Banco Bilbao Vizcaya Argentaria SA	4,223	$26
Banco de Sabadell SA	3,816	5
Banco Popular Espanol SA	1,244	2
Banco Santander SA	8,797	39
Bankia SA	1,716	1
Bankinter SA	251	2
CaixaBank SA	2,016	5
Cellnex Telecom SA (c)	250	4
Enagas SA	28	1
Ferrovial SA	696	15
Iberdrola SA	1,826	12
Industria de Diseno Textil SA	292	11
Mediaset Espana Comunicacion SA	872	10
Obrascon Huarte Lain SA	291	1
Red Electrica Corp., SA	53	1
Repsol SA	455	6
Telefonica SA	1,195	12
		192
Sweden (0.0%)
Castellum AB	206	3
Switzerland (0.3%)
Adecco Group AG (Registered)	630	36
Flughafen Zuerich AG (Registered)	31	6
LafargeHolcim Ltd. (Registered) (f)	145	8
Swiss Prime Site AG (Registered) (f)	38	3
		53
United Kingdom (2.5%)
AstraZeneca PLC	166	11
Aviva PLC	707	4
BAE Systems PLC	932	6
Barclays PLC	2,356	5
BHP Billiton PLC	312	5
BP PLC	2,445	14
British American Tobacco PLC	248	16
British Land Co., PLC REIT	513	4
BT Group PLC	1,276	6
Capital & Counties Properties PLC	569	2
Compass Group PLC	488	9
Diageo PLC	351	10
easyJet PLC	1,586	21
GlaxoSmithKline PLC	633	14
Glencore PLC (f)	1,632	5
Hammerson PLC REIT	564	4
Henderson Group PLC	571	2
HSBC Holdings PLC	2,327	17
HSBC Holdings PLC (g)	1,249	9
Imperial Brands PLC	166	9
International Consolidated Airlines Group SA	12,420	64
Land Securities Group PLC REIT	369	5
Lloyds Banking Group PLC	7,870	6
National Grid PLC	1,263	18
Next PLC	47	3
	Shares	Value (000)
Pennon Group PLC	50	$1
Prudential PLC	462	8
Reckitt Benckiser Group PLC	103	10
Rio Tinto PLC	186	6
Rolls-Royce Holdings PLC (f)	304	3
Royal Dutch Shell PLC, Class A	957	24
Severn Trent PLC	29	1
Shire PLC	83	5
Taylor Wimpey PLC	1,417	3
Tesco PLC (f)	1,173	3
Unilever PLC	218	10
United Utilities Group PLC	85	1
Vodafone Group PLC	3,442	10
Wolseley PLC	107	6
WPP PLC	379	9
		369
United States (12.0%)
Alexandria Real Estate Equities, Inc. REIT	100	11
Allergan PLC (f)	200	46
American Airlines Group, Inc.	577	21
American Campus Communities, Inc. REIT	100	5
American Capital Agency Corp. REIT	100	2
American Express Co.	150	10
American Tower Corp. REIT	800	91
Annaly Capital Management, Inc. REIT	400	4
Apple, Inc.	100	11
Applied Materials, Inc.	100	3
AT&T, Inc.	100	4
Bank of America Corp.	1,050	16
Bank of New York Mellon Corp. (The)	250	10
BB&T Corp.	250	9
Berkshire Hathaway, Inc., Class B (f)	200	29
Boston Properties, Inc. REIT	300	41
Bristol-Myers Squibb Co.	300	16
Brixmor Property Group, Inc. REIT	300	8
CalAtlantic Group, Inc.	150	5
Capital One Financial Corp.	150	11
Care Capital Properties, Inc. REIT	25	1
CBRE Group, Inc., Class A (f)	300	8
Celgene Corp. (f)	100	10
CenterPoint Energy, Inc.	100	2
Charles Schwab Corp. (The)	200	6
Cheniere Energy, Inc. (f)	400	17
Chevron Corp.	100	10
Cisco Systems, Inc.	100	3
Citigroup, Inc.	300	14
Citizens Financial Group, Inc.	150	4
Colgate-Palmolive Co.	100	7
Comcast Corp., Class A	100	7
ConocoPhillips	100	4
Crown Castle International Corp. REIT	700	66
CSX Corp.	100	3
D.R. Horton, Inc.	250	8

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares	Value (000)
United States (cont'd)
DDR Corp. REIT	300	$5
Dell Technologies, Inc. - VMware, Inc., Class V (f)	11	1
Delta Air Lines, Inc.	826	33
Digital Realty Trust, Inc. REIT	300	29
Discover Financial Services	150	8
Dow Chemical Co. (The)	100	5
Duke Realty Corp. REIT	500	14
Eli Lilly & Co.	300	24
Enbridge Energy Management LLC (f)	100	3
Equity Lifestyle Properties, Inc. REIT	100	8
Equity Residential REIT	100	6
Extra Space Storage, Inc. REIT	100	8
Facebook, Inc., Class A (f)	100	13
Fifth Third Bancorp	150	3
First American Financial Corp.	150	6
General Electric Co.	100	3
General Growth Properties, Inc. REIT	500	14
Genworth Financial, Inc., Class A (f)	350	2
Goldman Sachs Group, Inc. (The)	150	24
Halliburton Co.	100	5
HCP, Inc. REIT	500	19
Hewlett Packard Enterprise Co.	100	2
Highwoods Properties, Inc. REIT	100	5
Host Hotels & Resorts, Inc. REIT	700	11
Huntington Bancshares, Inc.	150	1
Invesco Ltd.	150	5
Iron Mountain, Inc. REIT	100	4
JetBlue Airways Corp. (f)	325	6
Johnson & Johnson	300	35
JPMorgan Chase & Co.	450	30
KB Home	150	2
KeyCorp	150	2
Kilroy Realty Corp. REIT	100	7
Kimco Realty Corp. REIT	500	14
Kinder Morgan, Inc.	3,000	69
Koninklijke Ahold Delhaize N.V.	334	8
Kroger Co. (The)	100	3
Lennar Corp., Class A	100	4
Liberty Property Trust REIT	200	8
Louisiana-Pacific Corp. (f)	50	1
Macerich Co. (The) REIT	100	8
Martin Marietta Materials, Inc.	150	27
Masco Corp.	250	9
Merck & Co., Inc.	300	19
MetLife, Inc.	100	4
MGIC Investment Corp. (f)	250	2
Microsoft Corp.	100	6
Mid-America Apartment Communities, Inc. REIT	100	9
Mohawk Industries, Inc. (f)	150	30
Mylan N.V. (f)	200	8
National Health Investors, Inc. REIT	100	8
National Retail Properties, Inc. REIT	100	5
	Shares	Value (000)
NIKE, Inc., Class B	100	$5
Old Republic International Corp.	100	2
ONEOK, Inc.	300	15
Oracle Corp.	100	4
Owens Corning	150	8
PayPal Holdings, Inc. (f)	100	4
PepsiCo, Inc.	100	11
Pfizer, Inc.	900	31
PG&E Corp.	100	6
PNC Financial Services Group, Inc. (The)	50	5
ProLogis, Inc. REIT	500	27
Public Storage REIT	300	67
Pulte Group, Inc.	250	5
Radian Group, Inc.	100	1
Realogy Holdings Corp.	100	3
Realty Income Corp. REIT	300	20
Regency Centers Corp. REIT	100	8
Regions Financial Corp.	200	2
Rite Aid Corp. (f)	100	1
SBA Communications Corp., Class A (f)	200	22
Schlumberger Ltd.	100	8
Scotts Miracle-Gro Co. (The), Class A	150	13
SemGroup Corp., Class A	100	4
Simon Property Group, Inc. REIT	300	62
Southwest Airlines Co.	754	29
Spectra Energy Corp.	1,100	47
State Street Corp.	150	10
SunTrust Banks, Inc.	150	7
Synchrony Financial	150	4
Targa Resources Corp.	300	15
Texas Instruments, Inc.	100	7
Time Warner, Inc.	100	8
Toll Brothers, Inc. (f)	100	3
UDR, Inc. REIT	100	4
Union Pacific Corp.	100	10
United Continental Holdings, Inc. (f)	325	17
United Technologies Corp.	100	10
UnitedHealth Group, Inc.	100	14
US Bancorp	200	9
Ventas, Inc. REIT	200	14
VEREIT, Inc. REIT	800	8
Visa, Inc., Class A	100	8
Vornado Realty Trust REIT	300	30
Vulcan Materials Co.	50	6
Wells Fargo & Co.	400	18
Welltower, Inc. REIT	200	15
Weyerhaeuser Co. REIT	400	13
Williams Cos., Inc. (The)	1,000	31
WP Carey, Inc. REIT	100	6
Zoetis, Inc.	200	10
		1,795
Total Common Stocks (Cost $4,732)		4,744

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

	Shares			Value (000)
Investment Companies (9.7%)
United Kingdom (0.0%)
HICL Infrastructure Co., Ltd. (United Kingdom)		2,217		$5
United States (9.7%)
Morgan Stanley Institutional Fund Trust — High Yield Portfolio (See Note G)		69,531		690
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio (See Note G)		76,964		747
				1,437
Total Investment Companies (Cost $1,424)				1,442
	Notional Amount (000)
Put Options Purchased (0.0%)
Germany (0.0%)
Kone Oyj December 2016 @ EUR 50.00, Goldman Sachs International		1		3
Switzerland (0.0%)
Schindler Holding AG December 2016 @ CHF 200.00, Goldman Sachs International		—	@@	2
Total Put Options Purchased (Cost $5)				5
	Shares
Short-Term Investments (11.0%)
Investment Company (7.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,103)		1,103,188		1,103
	Face Amount (000)
Sovereign (0.4%)
Argentina (0.4%)
Letras del Banco Central de la Republica Argentina,
25.00%, 1/11/17 - 1/25/17	ARS	815		49
26.00%, 1/11/17		50		3
26.25%, 1/11/17 - 1/18/17		190		12
Total Sovereign (Cost $67)				64
U.S. Treasury Securities (3.2%)
U.S. Treasury Note,
0.63%, 12/31/16		$100		100
U.S. Treasury Bill,
0.41%, 3/23/17 (k)(l)		382		382
Total U.S. Treasury Securities (Cost $481)				482
Total Short-Term Investments (Cost $1,651)				1,649
Total Investments (102.8%) (Cost $15,015) (m)(n)(o)				15,335
Liabilities in Excess of Other Assets (-2.0%)				(306)
Total Written Options Outstanding (-0.8%) (Premiums Received $112)				(116)
Net Assets (100.0%)				$14,913

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  When-issued security.

(e)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2016. Maturity date disclosed is the ultimate maturity date.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  Security has been deemed illiquid at September 30, 2016.

(i)  At September 30, 2016, the Portfolio held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(j)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(k)  Rate shown is the yield to maturity at September 30, 2016.

(l)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(m)  The approximate fair value and percentage of net assets, $2,179,000 and 14.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(n)  Securities are available for collateral in connection with purchase of when-issued security, securities purchased on a forward commitment basis, open call options written, foreign currency forward exchange contracts, futures contracts and swap agreements.

(o)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $15,116,000. The aggregate gross unrealized appreciation is approximately $522,000 and the aggregate gross unrealized depreciation is approximately $303,000 resulting in net unrealized appreciation of approximately $219,000.

@  Value is less than $500.

@@  Amount is less than 500.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Call Options Written:

The Portfolio had the following call options written open at September 30, 2016:

Counterparty	Notional Amount (000)		Description	Strike Price		Expiration Date	Value (000)
Goldman Sachs International	—	@@	Euro Stoxx 50 Index (Premiums received $26)	EUR	2,950.00	Oct-16	$(34)
Goldman Sachs International	1		iShares MSCI Emerging Markets Index Fund (Premiums received $29)		$885.00	Oct-16	(35)
Goldman Sachs International	7		NIKKEI Index (Premiums received $27)	JPY	16,750.00	Oct-16	(7)
Goldman Sachs International*	1		S&P 500 Index (Premiums received $30)		$2,125.00	Oct-16	(40)
							$(116)

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2016:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	34			$26		10/5/16	$	(—	@)
Australia and New Zealand Banking Group	CAD	178			$137		10/5/16		1
Australia and New Zealand Banking Group	EUR	5		GBP	4		10/5/16		(—	@)
Australia and New Zealand Banking Group	EUR	68		NZD	105		10/5/16		(—	@)
Australia and New Zealand Banking Group	KRW	93,150			$84		10/5/16		(—	@)
Australia and New Zealand Banking Group	MYR	79			$19		10/5/16		—	@
Australia and New Zealand Banking Group	NZD	105		EUR	68		10/5/16		(—	@)
Australia and New Zealand Banking Group	NZD	63			$46		10/5/16		—	@
Australia and New Zealand Banking Group	PLN	248			$65		10/5/16		—	@
Australia and New Zealand Banking Group	RUB	965			$15		10/5/16		(—	@)
Australia and New Zealand Banking Group	SGD	15			$11		10/5/16		—	@
Australia and New Zealand Banking Group	THB	625			$18		10/5/16		—	@
Australia and New Zealand Banking Group	TRY	35			$12		10/5/16		(—	@)
Australia and New Zealand Banking Group		$133		BRL	433		10/5/16		—	@
Australia and New Zealand Banking Group		$5		GBP	4		10/5/16		(—	@)
Australia and New Zealand Banking Group		$166		JPY	16,816		10/5/16		(—	@)
Australia and New Zealand Banking Group		$85		KRW	93,150		10/5/16		—	@
Australia and New Zealand Banking Group		$19		MYR	79		10/5/16		—	@
Australia and New Zealand Banking Group		$46		NZD	63		10/5/16		—	@
Australia and New Zealand Banking Group		$18		THB	625		10/5/16		—	@
Australia and New Zealand Banking Group		$12		TRY	35		10/5/16		(—	@)
Australia and New Zealand Banking Group	ZAR	1,271			$89		10/5/16		(4)
Barclays Bank PLC	EUR	17			$19		10/5/16		—	@
Barclays Bank PLC		$2		JPY	239		10/5/16		—	@
Barclays Bank PLC		$43		PLN	166		10/5/16		—	@
Citibank NA	EUR	112			$126		10/5/16		—	@
Citibank NA	NOK	300		EUR	33		10/5/16		(—	@)
Citibank NA	NOK	369			$46		10/5/16		—	@
Citibank NA		$152		CAD	199		10/5/16		(—	@)
HSBC Bank PLC	GBP	146			$192		10/5/16		3
HSBC Bank PLC	JPY	48			$—	@	10/5/16		(—	@)
HSBC Bank PLC	SEK	302			$35		10/5/16		—	@
HSBC Bank PLC		$—	@	CAD	—	@	10/5/16		(—	@)
HSBC Bank PLC		$184		GBP	141		10/5/16		(1)
HSBC Bank PLC		$44		ZAR	635		10/5/16		3
JPMorgan Chase Bank NA	EUR	32		NOK	300		10/5/16		1
JPMorgan Chase Bank NA	EUR	245			$275		10/5/16		—	@
JPMorgan Chase Bank NA	EUR	30			$33		10/5/16		(—	@)
JPMorgan Chase Bank NA	GBP	4		EUR	5		10/5/16		—	@
JPMorgan Chase Bank NA	MYR	79			$19		10/5/16		(—	@)
JPMorgan Chase Bank NA		$87		MXN	1,678		10/5/16		(1)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$20	MYR	79	10/5/16	$(1)
JPMorgan Chase Bank NA		$65	NOK	539	10/5/16	2
JPMorgan Chase Bank NA		$124	PLN	473	10/5/16	—	@
JPMorgan Chase Bank NA		$15	RUB	965	10/5/16	1
JPMorgan Chase Bank NA		$36	SEK	302	10/5/16	(—	@)
JPMorgan Chase Bank NA		$11	SGD	15	10/5/16	(—	@)
JPMorgan Chase Bank NA		$46	ZAR	656	10/5/16	2
JPMorgan Chase Bank NA	ZAR	20		$1	10/5/16	—	@
Royal Bank of Canada	CAD	22		$17	10/5/16	—	@
State Street Bank and Trust Co.	NOK	170		$21	10/5/16	(—	@)
UBS AG	BRL	433		$133	10/5/16	(—	@)
UBS AG	CAD	44	MXN	635	10/5/16	(1)
UBS AG	CHF	52		$54	10/5/16	—	@
UBS AG	DKK	140		$21	10/5/16	(—	@)
UBS AG	EUR	54		$61	10/5/16	(—	@)
UBS AG	JPY	3,510	MXN	670	10/5/16	(—	@)
UBS AG	JPY	17,007		$168	10/5/16	—	@
UBS AG	KRW	93,150		$85	10/5/16	(—	@)
UBS AG	MXN	635	CAD	43	10/5/16	—	@
UBS AG	MXN	670	JPY	3,654	10/5/16	1
UBS AG	MXN	1,156		$62	10/5/16	3
UBS AG	MXN	522		$27	10/5/16	—	@
UBS AG	PLN	169		$44	10/5/16	(—	@)
UBS AG	PLN	137		$35	10/5/16	(1)
UBS AG	PLN	85		$22	10/5/16	(—	@)
UBS AG		$26	AUD	34	10/5/16	—	@
UBS AG		$54	CHF	52	10/5/16	(—	@)
UBS AG		$21	DKK	140	10/5/16	(—	@)
UBS AG		$515	EUR	458	10/5/16	(1)
UBS AG		$83	KRW	93,150	10/5/16	1
Bank of America NA	EUR	23		$25	10/20/16	(—	@)
Bank of America NA	PLN	204		$53	10/20/16	(—	@)
Bank of America NA		$47	GBP	36	10/20/16	(—	@)
Bank of America NA		$11	ILS	40	10/20/16	—	@
Bank of America NA		$25	PLN	96	10/20/16	—	@
Bank of America NA		$90	SEK	772	10/20/16	(—	@)
Bank of Montreal	AUD	9		$6	10/20/16	(—	@)
Bank of Montreal		$26	CAD	34	10/20/16	(—	@)
Bank of Montreal		$26	JPY	2,673	10/20/16	—	@
Bank of New York Mellon		$4	GBP	3	10/20/16	(—	@)
Bank of New York Mellon		$7	SEK	57	10/20/16	(—	@)
Barclays Bank PLC	AUD	173		$131	10/20/16	(2)
Barclays Bank PLC	EUR	312		$350	10/20/16	(1)
Barclays Bank PLC		$191	GBP	146	10/20/16	(2)
Barclays Bank PLC		$163	JPY	16,575	10/20/16	—	@
BNP Paribas SA	JPY	3,747		$37	10/20/16	—	@
BNP Paribas SA		$101	CAD	133	10/20/16	(—	@)
BNP Paribas SA		$111	CAD	146	10/20/16	1
BNP Paribas SA		$3	CHF	3	10/20/16	—	@
BNP Paribas SA		$1	ILS	5	10/20/16	—	@
Citibank NA	CHF	17		$18	10/20/16	—	@
Citibank NA	EUR	191		$214	10/20/16	(1)
Citibank NA	SEK	942		$109	10/20/16	(1)
Citibank NA		$31	CHF	30	10/20/16	—	@
Citibank NA		$10	EUR	9	10/20/16	(—	@)
Citibank NA		$110	EUR	98	10/20/16	—	@
Citibank NA		$75	GBP	58	10/20/16	(1)
Citibank NA		$58	JPY	5,854	10/20/16	—	@
Citibank NA		$117	SEK	996	10/20/16	(1)

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Commonwealth Bank of Australia	AUD	106		$80		10/20/16	$(1)
Commonwealth Bank of Australia		$28	AUD	37		10/20/16	(—	@)
Commonwealth Bank of Australia		$36	JPY	3,615		10/20/16	—	@
Credit Suisse International	EUR	28		$32		10/20/16	(—	@)
Credit Suisse International	THB	15		$—	@	10/20/16	(—	@)
Credit Suisse International		$28	GBP	22		10/20/16	(—	@)
Credit Suisse International		$6	ILS	23		10/20/16	—	@
Credit Suisse International		$2	NZD	2		10/20/16	(—	@)
Credit Suisse International		$27	SGD	37		10/20/16	(—	@)
Goldman Sachs International	HUF	3,679		$13		10/20/16	(—	@)
Goldman Sachs International	TRY	330		$110		10/20/16	1
Goldman Sachs International		$9	GBP	7		10/20/16	(—	@)
Goldman Sachs International		$66	HKD	516		10/20/16	—	@
Goldman Sachs International		$117	JPY	11,910		10/20/16	—	@
JPMorgan Chase Bank NA	AUD	26		$20		10/20/16	(—	@)
JPMorgan Chase Bank NA	EUR	279		$312		10/20/16	(1)
JPMorgan Chase Bank NA	NOK	702		$85		10/20/16	(3)
JPMorgan Chase Bank NA	PLN	8		$2		10/20/16	(—	@)
JPMorgan Chase Bank NA	TRY	49		$16		10/20/16	—	@
JPMorgan Chase Bank NA		$7	DKK	45		10/20/16	—	@
JPMorgan Chase Bank NA		$42	EUR	38		10/20/16	—	@
JPMorgan Chase Bank NA		$205	JPY	20,838		10/20/16	1
JPMorgan Chase Bank NA		$65	MXN	1,262		10/20/16	—	@
JPMorgan Chase Bank NA		$128	MXN	2,525		10/20/16	2
JPMorgan Chase Bank NA		$101	NOK	810		10/20/16	1
JPMorgan Chase Bank NA		$21	NOK	171		10/20/16	(—	@)
JPMorgan Chase Bank NA		$101	NOK	838		10/20/16	4
JPMorgan Chase Bank NA		$2	NZD	3		10/20/16	(—	@)
JPMorgan Chase Bank NA		$55	SEK	469		10/20/16	(—	@)
JPMorgan Chase Bank NA		$25	SGD	34		10/20/16	(—	@)
JPMorgan Chase Bank NA	ZAR	250		$18		10/20/16	(—	@)
State Street Bank and Trust Co.	BRL	124		$37		10/20/16	(1)
State Street Bank and Trust Co.	BRL	155		$47		10/20/16	(1)
State Street Bank and Trust Co.	BRL	79		$24		10/20/16	—	@
State Street Bank and Trust Co.	BRL	32		$10		10/20/16	—	@
State Street Bank and Trust Co.	IDR	429,685		$32		10/20/16	(—	@)
State Street Bank and Trust Co.	MYR	27		$7		10/20/16	—	@
State Street Bank and Trust Co.	RUB	2,877		$44		10/20/16	(2)
State Street Bank and Trust Co.		$61	CHF	60		10/20/16	—	@
State Street Bank and Trust Co.		$3	HKD	21		10/20/16	—	@
State Street Bank and Trust Co.		$101	RUB	6,389		10/20/16	1
State Street Bank and Trust Co.		$157	RUB	10,332		10/20/16	7
UBS AG	AUD	20		$15		10/20/16	(—	@)
UBS AG	EUR	146		$164		10/20/16	(1)
UBS AG	MXN	1,380		$70		10/20/16	(1)
UBS AG		$4	CAD	5		10/20/16	—	@
UBS AG		$40	CHF	39		10/20/16	—	@
UBS AG		$20	EUR	18		10/20/16	(—	@)
UBS AG		$57	GBP	44		10/20/16	(—	@)
UBS AG		$21	JPY	2,094		10/20/16	—	@
UBS AG		$6	NOK	50		10/20/16	—	@
UBS AG	ZAR	84		$6		10/20/16	(—	@)
Australia and New Zealand Banking Group		$15	RUB	965		11/3/16	—	@
Australia and New Zealand Banking Group	BRL	433		$132		11/4/16	(—	@)
Australia and New Zealand Banking Group	GBP	4	EUR	5		11/4/16	—	@
Australia and New Zealand Banking Group	NZD	105	EUR	68		11/4/16	—	@
Australia and New Zealand Banking Group		$26	AUD	34		11/4/16	—	@
Australia and New Zealand Banking Group		$56	BRL	185		11/4/16	—	@
Australia and New Zealand Banking Group		$84	KRW	93,150		11/4/16	—	@
Australia and New Zealand Banking Group		$19	MYR	79		11/4/16	(—	@)

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group		$46	NZD	63	11/4/16	$	(—	@)
Australia and New Zealand Banking Group		$11	SGD	15	11/4/16		(—	@)
Australia and New Zealand Banking Group		$18	THB	625	11/4/16		(—	@)
Australia and New Zealand Banking Group		$12	TRY	35	11/4/16		—	@
Citibank NA	CAD	199		$152	11/4/16		—	@
Citibank NA	EUR	33	NOK	300	11/4/16		—	@
Citibank NA		$126	EUR	112	11/4/16		(—	@)
Citibank NA		$46	NOK	369	11/4/16		(—	@)
HSBC Bank PLC	GBP	141		$184	11/4/16		1
HSBC Bank PLC		$35	SEK	302	11/4/16		(—	@)
JPMorgan Chase Bank NA	PLN	473		$124	11/4/16		(—	@)
JPMorgan Chase Bank NA		$1	ZAR	20	11/4/16		—	@
UBS AG	CAD	43	MXN	635	11/4/16		(—	@)
UBS AG	MXN	670	JPY	3,493	11/4/16		—	@
UBS AG		$54	CHF	52	11/4/16		(—	@)
UBS AG		$21	DKK	140	11/4/16		—	@
UBS AG		$168	JPY	17,007	11/4/16		(—	@)
UBS AG		$27	MXN	522	11/4/16		(—	@)
Citibank NA	CNH	1,391		$211	3/16/17		4
Citibank NA		$209	CNH	1,391	3/16/17		(2)
Citibank NA	CNH	952		$140	5/11/17		(1)
Citibank NA	CNH	955		$141	5/11/17		(1)
Citibank NA	CNH	168		$25	5/11/17		(—	@)
Citibank NA	CNH	391		$58	5/11/17		(—	@)
Citibank NA	CNH	2,923		$436	5/11/17		3
Citibank NA		$287	CNH	1,942	5/11/17		1
Citibank NA		$216	CNH	1,471	5/11/17		2
JPMorgan Chase Bank NA	CNH	952		$141	5/11/17		(—	@)
JPMorgan Chase Bank NA	CNH	116		$17	5/11/17		(—	@)
JPMorgan Chase Bank NA	CNH	362		$53	5/11/17		(—	@)
JPMorgan Chase Bank NA	CNH	1,472		$217	5/11/17		(1)
JPMorgan Chase Bank NA	CNH	1,472		$216	5/11/17		(2)
JPMorgan Chase Bank NA		$154	CNH	1,046	5/11/17		—	@
							$10

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Brent Crude Futures (United Kingdom)	2	$100	Oct-16	$6
MSCI Emerging Market E Mini (United States)	12	548	Dec-16	(10)
NIKKEI 225 Index (Japan)	5	408	Dec-16	(6)
S&P 500 E Mini Index (United States)	16	1,728	Dec-16	28
U.S. Treasury 10 yr. Note (United States)	3	393	Dec-16	(—	@)
U.S. Treasury 2 yr. Note (United States)	3	656	Dec-16	—	@
U.S. Treasury 5 yr. Note (United States)	2	243	Dec-16	—	@
Short:
Euro Stoxx 50 Index (Germany)	1	(34)	Dec-16	(—	@)
German Euro Bund (Germany)	6	(1,117)	Dec-16	(8)
SPI 200 Index (Australia)	1	(103)	Dec-16	(2)
U.S. Treasury 10 yr. Note (United States)	7	(918)	Dec-16	1
U.S. Treasury 10 yr. Ultra Long Bond (United States)	1	(144)	Dec-16	—	@
U.S. Treasury Long Bond (United States)	1	(168)	Dec-16	3
UK Long Gilt Bond (United Kingdom)	2	(338)	Dec-16	2
				$14

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)		Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)		Value (000)	Credit Rating of Reference Obligation† (Unaudited)
JPMorgan Chase Bank NA Russian Federation	Sell		$110	1.00%	6/20/21	$(10)	$5		$(5)	BB+
Morgan Stanley & Co., LLC** CDX.NA.HY.24	Sell		159	5.00	6/20/20	8	4		12	NR
Morgan Stanley & Co., LLC** ITRAXX.XO.23	Sell	EUR	25	5.00	6/20/20	3	(—	@)	3	NR
			$294			$1	$9		$10

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2016:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month BBSW	Pay	2.50%	5/6/26	AUD	121	$3
Citibank NA	6 Month BBSW	Pay	2.51	5/6/26		120	3
Citibank NA	6 Month BBSW	Pay	2.22	6/29/26		27	—	@
JPMorgan Chase Bank NA	3 Month LIBOR	Receive	1.85	3/21/26		$147	—	@
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.55	5/5/26	AUD	120	4
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.44	5/20/26		207	5
JPMorgan Chase Bank NA	3 Month LIBOR	Receive	1.69	8/5/26		$450	8
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.29	3/7/21		250	(1)
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.18	8/31/21		20	—	@
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.80	3/14/26		320	(10)
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.68	4/4/26		30	(1)
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.66	4/6/26		240	(6)
Morgan Stanley & Co., LLC**	3 Month LIBOR	Pay	1.61	4/13/26		660	18
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.62	5/13/26		330	(6)
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.50	6/16/26		70	—	@
Morgan Stanley & Co., LLC**	6 Month LIBOR	Receive	0.08	7/15/26	JPY	10,555	1
Morgan Stanley & Co., LLC**	3 Month LIBOR	Receive	1.51	7/28/26		$20	—	@
							$18

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2016:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment (Received) (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	U.S. Apartment REITs††	$20	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	$—		$— @
Bank of America NA	U.S. Apartment REITs††	244	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—		9
Bank of America NA	U.S. Apartment REITs††	20	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—		1
Bank of America NA	U.S. Apartment REITs††	40	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—		1
Citibank NA	U.S. Media Index††	309	3 Month USD LIBOR minus 0.15%	Pay	2/8/17	—		1
Goldman Sachs International	USD Liquid High Yield Index	220	3 Month USD LIBOR plus 0.64%	Receive	12/23/16	(—	@)	15
Goldman Sachs International	U.S. Consumer Staples Index††	2	3 Month USD LIBOR minus 0.14%	Pay	3/2/17	—		— @
Goldman Sachs International	U.S. Consumer Staples Index††	168	3 Month USD LIBOR minus 0.14%	Pay	3/2/17	—		3
Goldman Sachs International	U.S. Consumer Staples Index††	87	3 Month USD LIBOR minus 0.15%	Pay	3/2/17	—		1
Goldman Sachs International	Global Aerospace Index††	168	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—		(6)
Goldman Sachs International	Global Aerospace Index††	221	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—		(8)
Goldman Sachs International	Global Aerospace Index††	79	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—		(3)
JPMorgan Chase Bank NA	Short European Staples Index††	140	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—		(2)
JPMorgan Chase Bank NA	JPM Short Luxury Index††	230	3 Month USD LIBOR minus 0.05%	Pay	9/6/17	—		(3)
								$9

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

The following table represents the equity basket holdings underlying the total return swap with U.S. Apartment REITs as of September 30, 2016.

Security Description	Index Weight
U.S. Apartment REITs
Apartment Investment & Management Co.	7.26%
AvalonBay Communities, Inc.	24.44
Camden Property Trust	7.29
Equity Residential	23.53
Essex Property Trust, Inc.	14.71
Independence Realty Trust, Inc.	0.36
Mid-America Apartment Communities, Inc.	7.12
Monogram Residential Trust, Inc.	1.38
Post Properties, Inc.	4.23
UDR, Inc.	9.68
100.00%

The following table represents the equity basket holdings underlying the total return swap with U.S. Media Index as of September 30, 2016.

Security Description	Index Weight
U.S. Media Index
CBS Corp.	3.81%
Charter Communications, Inc.	9.18
Comcast Corp.	25.69
Discovery Communications, Inc.	1.78
DISH Network Corp.	1.92
Interpublic Group of Cos, Inc. (The)	1.44
Liberty Global PLC	4.59
Liberty Global PLC LiLAC	0.48
Liberty Media Corporation-Liberty Braves	0.08
Liberty Media Corporation-Liberty Media	0.32
Liberty Media Corporation-Liberty SiriusXM	1.56
News Corp.	0.84
Omnicom Group, Inc.	3.25
Scripps Networks Interactive, Inc.	0.75
Sirius XM Holdings, Inc.	1.59
TEGNA, Inc.	0.74
Time Warner, Inc.	10.21
Twenty-First Century Fox, Inc.	6.36
Viacom, Inc.	2.08
Walt Disney Co. (The)	23.33
100.00%

The following table represents the equity basket holdings underlying the total return swap with U.S. Consumer Staples Index as of September 30, 2016.

Security Description	Index Weight
U.S. Consumer Staples Index
Altria Group, Inc.	6.57%
Archer-Daniels-Midland Co.	1.33
Brown-Forman Corp.	0.51
Campbell Soup Co.	0.52
Church & Dwight Co., Inc.	0.67
Clorox Co. (The)	0.86
Coca-Cola Co. (The)	8.78
Coca-Cola European Partners PLC	0.44
Colgate-Palmolive Co.	3.52
ConAgra Foods, Inc.	1.08
Constellation Brands, Inc.	1.53
Costco Wholesale Corp.	3.54
Security Description	Index Weight
CVS Health Corp.	5.22%
Dr. Pepper Snapple Group, Inc.	0.91
Estee Lauder Cos, Inc. (The)	1.04
General Mills, Inc.	2.02
Hershey Co. (The)	0.73
Hormel Foods Corp.	0.54
JM Smucker Co. (The)	0.86
Kellogg Co.	1.05
Kimberly-Clark Corp.	2.43
Kraft Heinz Co. (The)	2.82
Kroger Co. (The)	1.53
McCormick & Co., Inc.	0.62
Mead Johnson Nutrition Co.	0.78
Molson Coors Brewing Co.	1.06
Mondelez International, Inc.	3.70
Monster Beverage Corp.	1.17
PepsiCo, Inc.	8.40
Philip Morris International, Inc.	7.99
Procter & Gamble Co. (The)	12.95
Reynolds American, Inc.	2.07
Sysco Corp.	1.36
Tyson Foods, Inc.	1.17
Walgreens Boots Alliance, Inc.	3.72
Wal-Mart Stores, Inc.	6.00
Whole Foods Market, Inc.	0.51
100.00%

The following table represents the equity basket holdings underlying the total return swap with Global Aerospace Index as of September 30, 2016.

Security Description	Index Weight
Global Aerospace Index
Airbus Group SE	19.71%
B/E Aerospace, Inc.	2.23
Boeing Co. (The)	36.77
KLX, Inc.	0.80
Rolls-Royce Holdings PLC	7.05
Safran SA	12.52
Spirit AeroSystems Holdings, Inc.	4.64
Thales SA	3.97
TransDigm Group, Inc.	6.52
Zodiac Aerospace	5.79
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short European Staples Index as of September 30, 2016.

Security Description	Index Weight
Short European Staples Index
Anheuser-Busch InBev N.V.	8.81%
Aryzta AG	0.32
Associated British Foods PLC	1.01
Barry Callebaut AG	0.24
Beiersdorf AG	0.80
British American Tobacco PLC	9.98
Carlsberg A/S	0.85
Carrefour SA	1.20
Casino Guichard Perrachon SA	0.23
Chocoladefabriken Lindt & Spruengli AG	1.06
Coca-Cola European Partners PLC	0.72

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Multi-Asset Income Portfolio

Security Description	Index Weight
Short European Staples Index (cont'd)
Coca-Cola HBC AG	0.35%
Colruyt SA	0.31
Danone SA	3.66
Diageo PLC	6.04
Distribuidora Internacional de Alimentac	0.32
Heineken Holding N.V.	0.68
Heineken N.V.	1.70
Henkel AG & Co. KGaA	3.04
ICA Gruppen AB	0.22
Imperial Brands PLC	4.14
J Sainsbury PLC	0.36
Jeronimo Martins SGPS SA	0.37
Kerry Group PLC	1.10
Koninklijke Ahold Delhaize N.V.	2.44
L'Oreal SA	4.00
Marine Harvest ASA	0.57
METRO AG	0.44
Nestle SA	21.02
Orkla ASA	0.71
Pernod Ricard SA	2.10
Reckitt Benckiser Group PLC	5.02
Remy Cointreau SA	0.16
Svenska Cellulosa AB SCA	1.51
Swedish Match AB	0.61
Tate & Lyle PLC	0.38
Tesco PLC	1.62
Unilever N.V.	6.29
Unilever PLC	5.09
WM Morrison Supermarkets PLC	0.53
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Short Luxury Index as of September 30, 2016.

Security Description	Index Weight
JPM Short Luxury Index
Brunello Cucinelli SpA	0.13%
Burberry Group PLC	5.87
Christian Dior SE	2.43
Cie Financiere Richemont SA	20.39
Coach, Inc.	5.83
Hermes International	3.51
Hugo Boss AG	2.88
Kering	9.07
LVMH Moet Hennessy Louis Vuitton SE	28.91
Moncler SpA	2.29
Salvatore Ferragamo SpA	2.97
Swatch Group AG (The)	15.28
Tod's SpA	0.44
100.00%

@    Value is less than $500.

@@    Amount is less than 500.

*    Cleared option, the broker is Goldman Sachs International.

**    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

†    Credit rating as issued by Standard & Poor's.

BBSW    Australia's Bank Bill Swap

LIBOR    London Interbank Offered Rate.

STIBOR    Stockholm Interbank Offered Rate.

NR    Not rated.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNH  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	48.9%
Other***	25.2
Short-Term Investments	10.8
Investment Companies	9.4
Real Estate Investment Trusts (REITs)	5.7
Total Investments	100.0	%****

***  Industries and/or investment types representing less than 5% of total investments.

****  Does not include open call options written with a value of approximately $116,000. Does not include open long/short futures contracts with an underlying face amount of approximately $6,898,000 with net unrealized appreciation of approximately $14,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $10,000 and does not include open swap agreements with net unrealized appreciation of approximately $36,000.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Multi-Asset Income Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,492)	$12,795
Investment in Securities of Affiliated Issuer, at Value (Cost $2,523)	2,540
Total Investments in Securities, at Value (Cost $15,015)	15,335
Foreign Currency, at Value (Cost $13)	13
Restricted Cash	39
Receivable for Investments Sold	321
Receivable for Variation Margin on Futures Contracts	217
Due from Adviser	69
Unrealized Appreciation on Swap Agreements	59
Interest Receivable	54
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	47
Dividends Receivable	6
Tax Reclaim Receivable	3
Receivable for Variation Margin on Swap Agreements	3
Receivable from Affiliate	—	@
Other Assets	26
Total Assets	16,192
Liabilities:
Payable for Investments Purchased	956
Due to Broker	39
Options Written, at Value (Premiums received $112)	116
Payable for Custodian Fees	52
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	37
Unrealized Depreciation on Swap Agreements	22
Payable for Professional Fees	18
Premium Received on Open Swap Agreements	10
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Organizational Costs (Note K)	2
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Other Liabilities	24
Total Liabilities	1,279
Net Assets	$14,913
Net Assets Consist Of:
Paid-in-Capital	$15,062
Distributions in Excess of Net Investment Income	(29)
Accumulated Net Realized Loss	(496)
Unrealized Appreciation (Depreciation) on:
Investments	303
Investments in Affiliates	17
Futures Contracts	14
Options Written	(4)
Swap Agreements	36
Foreign Currency Forward Exchange Contracts	10
Foreign Currency Translations	(—	@)
Net Assets	$14,913

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Multi-Asset Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.90
CLASS A:
Net Assets	$73
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	7,406
Net Asset Value, Redemption Price Per Share	$9.88
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.43
CLASS C:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.84
CLASS IS:
Net Assets	$14,820
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,497,000
Net Asset Value, Offering and Redemption Price Per Share	$9.90

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Multi-Asset Income Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$158
Dividends from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	123
Dividends from Securities of Affiliated Issuer (Note G)	84
Total Investment Income	365
Expenses:
Custodian Fees (Note F)	186
Professional Fees	131
Advisory Fees (Note B)	93
Offering Costs	75
Registration Fees	29
Shareholder Reporting Fees	14
Administration Fees (Note C)	11
Pricing Fees	8
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A (Note E)	— @
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	2
Organizational Costs (Note K)	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Sub Transfer Agency Fees — Class A	— @
Other Expenses	19
Total Expenses	573
Expenses Reimbursed by Adviser (Note B)	(332)
Waiver of Advisory Fees (Note B)	(93)
Rebate from Morgan Stanley Affiliate (Note G)	(5)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Custodian Fees (Note F)	(15)
Net Expenses	125
Net Investment Income	240
Realized Gain (Loss):
Investments Sold	(300)
Investments in Affiliates	(4)
Foreign Currency Forward Exchange Contracts	3
Foreign Currency Transactions	(1)
Futures Contracts	215
Options Written	38
Swap Agreements	(192)
Net Realized Loss	(241)
Change in Unrealized Appreciation (Depreciation):
Investments	1,031
Investments in Affiliates	89
Foreign Currency Forward Exchange Contracts	5
Foreign Currency Translations	1
Futures Contracts	59
Swap Agreements	13
Options Written	(33)
Net Change in Unrealized Appreciation (Depreciation)	1,165
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	924
Net Increase in Net Assets Resulting from Operations	$1,164

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Multi-Asset Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Period from April 30, 2015^ to September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$240	$108
Net Realized Loss	(241)	(279)
Net Change in Unrealized Appreciation (Depreciation)	1,165	(789)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,164	(960)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(— @)	(—	@)
Class A:
Net Investment Income	(1)	(—	@)
Class C:
Net Investment Income	(— @)	(—	@)*
Class IS:
Net Investment Income	(307)	(45)
Total Distributions	(308)	(45)
Capital Share Transactions:(1)
Class I:
Subscribed	—	10
Class A:
Subscribed	25	46
Distributions Reinvested	1	—	@
Class C:
Subscribed	—	10	*
Class IS:
Subscribed	—	14,970
Net Increase in Net Assets Resulting from Capital Share Transactions	26	15,036
Total Increase in Net Assets	882	14,031
Net Assets:
Beginning of Period	14,031	—
End of Period (Including Distributions in Excess of Net Investment Income and Accumulated Undistributed Net Investment Income of $(29) and $56, respectively)	$14,913	$14,031
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	1
Class A:
Shares Subscribed	3	5
Shares Issued on Distributions Reinvested	— @@	—	@@
Net Increase in Class A Shares Outstanding	3	5
Class C:
Shares Subscribed	—	1	*
Class IS:
Shares Subscribed	—	1,497

^  Commencement of Operations.

*  For the period May 8, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Multi-Asset Income Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.15	0.07
Net Realized and Unrealized Gain (Loss)	0.62	(0.71)
Total from Investment Operations	0.77	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.03)
Net Asset Value, End of Period	$9.90	$9.33
Total Return++	8.39%	(6.42	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$9
Ratio of Expenses to Average Net Assets (1)	0.92%+	0.93	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.62%+	1.72	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%	0.01	%*
Portfolio Turnover Rate	236%	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.73%	20.20	%*
Net Investment Loss to Average Net Assets	(4.19)%	(17.55	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Multi-Asset Income Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.32	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.12	0.04
Net Realized and Unrealized Gain (Loss)	0.61	(0.69)
Total from Investment Operations	0.73	(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)	(0.03)
Net Asset Value, End of Period	$9.88	$9.32
Total Return++	8.10%	(6.64	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$73	$44
Ratio of Expenses to Average Net Assets (1)	1.26%+	1.27	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.27%+	1.02	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.01	%*
Portfolio Turnover Rate	236%	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.74%	12.75	%*
Net Investment Loss to Average Net Assets	(2.21)%	(10.46	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Multi-Asset Income Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from May 8, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.30	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04	0.02
Net Realized and Unrealized Gain (Loss)	0.61	(0.71)
Total from Investment Operations	0.65	(0.69)
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.01)
Net Asset Value, End of Period	$9.84	$9.30
Total Return++	7.11%	(6.86	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$9
Ratio of Expenses to Average Net Assets (1)	2.02%+	2.03	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.41%+	0.56	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03%	0.01	%*
Portfolio Turnover Rate	236%	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	14.16%	21.28	%*
Net Investment Loss to Average Net Assets	(11.73)%	(18.68	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Multi-Asset Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.33	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.16	0.07
Net Realized and Unrealized Gain (Loss)	0.61	(0.71)
Total from Investment Operations	0.77	(0.64)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.03)
Net Asset Value, End of Period	$9.90	$9.33
Total Return++	8.44%	(6.41	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,820	$13,969
Ratio of Expenses to Average Net Assets (1)	0.86%+	0.87	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68%+	1.76	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%	0.01	%*
Portfolio Turnover Rate	236%	139	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.99%	5.97	%*
Net Investment Loss to Average Net Assets	(1.45)%	(3.34	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Multi-Asset Income Portfolio. The Portfolio seeks to maximize current income and to seek capital appreciation over time. The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options and swaps are valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$786	$—	$786
Commercial Mortgage-Backed Securities	—	176	—	176
Corporate Bonds	—	1,577	—	1,577
Sovereign	—	4,169	—	4,169
U.S. Treasury Securities	—	787	—	787
Total Fixed Income Securities	—	7,495	—	7,495
Common Stocks
Aerospace & Defense	10	26	—	36
Air Freight & Logistics	—	8	—	8
Airlines	106	134	—	240
Auto Components	4	36	—	40
Automobiles	11	140	—	151
Banks	255	195	—	450
Beverages	11	60	—	71
Biotechnology	10	5	—	15
Building Products	17	58	—	75
Capital Markets	59	85	—	144
Chemicals	20	47	—	67
Commercial Services & Supplies	—	22	—	22
Communications Equipment	3	7	—	10
Construction & Engineering	20	95	—	115
Construction Materials	56	35	—	91
Consumer Finance	33	—	—	33
Diversified Consumer Services	—	10	—	10
Diversified Financial Services	29	18	—	47
Diversified Telecommunication Services	38	40	—	78
Electric Utilities	14	32	—	46
Electrical Equipment	—	21	—	21
Energy Equipment & Services	13	—	—	13
Equity Real Estate Investment Trusts (REITs)	714	103	—	817
Food & Staples Retailing	9	16	—	25
Food Products	—	23	—	23
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Gas Utilities	$—	$11	$—		$11
Health Care Equipment & Supplies	—	17	—		17
Health Care Providers & Services	14	20	—		34
Hotels, Restaurants & Leisure	32	20	—		52
Household Durables	57	3	—		60
Household Products	7	22	—		29
Independent Power and Renewable Electricity Producers	1	—	—		1
Industrial Conglomerates	3	42	—		45
Information Technology Services	78	8	—		86
Insurance	35	51	—		86
Internet Software & Services	13	—	—		13
Machinery	—	6	—		6
Media	61	56	—		117
Metals & Mining	11	48	—		59
Multi-Utilities	8	37	—		45
Multi-line Retail	—	3	—		3
Oil, Gas & Consumable Fuels	427	93	—		520
Paper & Forest Products	1	5	—		6
Personal Products	—	40	—		40
Pharmaceuticals	189	74	—		263
Professional Services	30	44	—		74
Real Estate Management & Development	24	58	—		82
Road & Rail	20	13	—		33
Semiconductors & Semiconductor Equipment	10	17	—	@	27
Software	11	20	—		31
Specialty Retail	11	25	—		36
Tech Hardware, Storage & Peripherals	14	—	—		14
Textiles, Apparel & Luxury Goods	17	21	—		38
Thrifts & Mortgage Finance	3	—	—		3
Tobacco	—	25	—		25
Trading Companies & Distributors	—	15	—		15
Transportation Infrastructure	51	157	—		208
Water Utilities	1	2	—		3
Wireless Telecommunication Services	4	10	—		14
Total Common Stocks	2,565	2,179	—	@	4,744
Investment Companies	1,437	5	—		1,442
Put Options Purchased	—	5	—		5
Short-Term Investments
Investment Company	1,103	—	—		1,103
Sovereign	—	64	—		64
U.S. Treasury Securities	—	482	—		482
Total Short-Term Investments	1,103	546	—		1,649

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Foreign Currency Forward Exchange Contracts	$—	$47	$—		$47
Futures Contracts	40	—	—		40
Credit Default Swap Agreements	—	9	—		9
Interest Rate Swap Agreements	—	42	—		42
Total Return Swap Agreements	—	31	—		31
Total Assets	5,145	10,359	—		15,504
Liabilities:
Call Options Written	(40)	(76)	—		(116)
Foreign Currency Forward Exchange Contracts	—	(37)	—		(37)
Futures Contracts	(26)	—	—		(26)
Credit Default Swap Agreement	—	(— @)	—		(— @)
Interest Rate Swap Agreements	—	(24)	—		(24)
Total Return Swap Agreements	—	(22)	—		(22)
Total Liabilities	(66)	(159)	—		(225)
Total	$5,079	$10,200	$—	@	$15,279

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, securities with a total value of approximately $385,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at September 30, 2015 were valued using unadjusted quoted prices at September 30, 2016. At September 30, 2016, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stock (000)
Beginning Balance		$—	@
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		—
Change in unrealized appreciation (depreciation)		(—	@)
Realized gains (losses)		—
Ending Balance		$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016	$	(—	@)

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended September 30, 2016 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at September 30, 2015	3	$41
Options written	1,022	819
Options closed	(950)	(17)
Options exercised	(29)	(442)
Options expired	(37)	(289)
Options outstanding at September 30, 2016	9	$112

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Purchased	Investments, at Value (Options Purchased)	Equity Risk	$5	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	47
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	6	(b)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	28	(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	6	(b)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	5
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	4	(b)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	31
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	23
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	19	(b)
Total			$174

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Options Written	Options Written, at Value	Equity Risk	$(116)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	(37)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(18	)(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(8	)(b)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(—	@)(b)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(22)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(24	)(b)
Total			$(225)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(b) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

@ Amount is less than $500.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(9	)(c)
Currency Risk	Options Written	6
Equity Risk	Options Written	32
Currency Risk	Foreign Currency Forward Exchange Contracts	3
Commodity Risk	Futures Contracts	(16)
Equity Risk	Futures Contracts	355
Interest Rate Risk	Futures Contracts	(124)
Credit Risk	Swap Agreements	11
Equity Risk	Swap Agreements	(19)
Interest Rate Risk	Swap Agreements	(184)
Total		$55
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Written	$(29)
Equity Risk	Options Written	(4)
Currency Risk	Foreign Currency Forward Exchange Contracts	5
Commodity Risk	Futures Contracts	13
Equity Risk	Futures Contracts	37
Interest Rate Risk	Futures Contracts	9
Credit Risk	Swap Agreements	8
Equity Risk	Swap Agreements	(15)
Interest Rate Risk	Swap Agreements	20
Total		$44

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(d)	Assets(e) (000)		Liabilities(e) (000)
Options Purchased	$5	(a)	$—
Options Written	—		(76)
Foreign Currency Forward Exchange Contracts	47		(37)
Swap Agreements	59		(22)
Total	$111		$(135)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Excludes exchange traded derivatives.

(e) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$1		$(1)	$—	$0
Bank of America NA	14		(— @)	—	14
Bank of Montreal	—	@	(— @)	—	0
Barclays Bank PLC	—	@	(— @)	—	0
BNP Paribas SA	1		(— @)	—	1
Citibank NA	14		(8)	—	6
Commonwealth Bank of Australia	—	@	(— @)	—	0
Credit Suisse International	—	@	(— @)	—	0
Goldman Sachs International	25		(22)	—	3
HSBC Bank PLC	7		(1)	—	6
JPMorgan Chase Bank NA	36		(14)	—	22
Royal Bank of Canada	—	@	—	—	—	@
State Street Bank and Trust Co.	8		(4)	—	4
UBS AG	5		(5)	—	0
Total	$111		$(55)	$—	$56
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)(f)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$4		$(1)	$—	$3
Bank of America NA	—	@	(— @)	—	0
Bank of Montreal	—	@	(— @)	—	0
Bank of New York Mellon	—	@	—	—	—	@
Barclays Bank PLC	5		(— @)	—	5
BNP Paribas SA	—	@	(— @)	—	0
Citibank NA	8		(8)	—	0
Commonwealth Bank of Australia	1		(— @)	—	1
Credit Suisse International	—	@	(— @)	—	0
Goldman Sachs International	93		(22)	(71)	0
HSBC Bank PLC	1		(1)	—	0
JPMorgan Chase Bank NA	14		(14)	—	0
State Street Bank and Trust Co.	4		(4)	—	0
UBS AG	5		(5)	—	0
Total	$135		$(55)	$(71)	$9

@ Amount is less than $500.

(f) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$10,657,000
Futures Contracts:
Average monthly original value	$11,532,000
Swap Agreements:
Average monthly notional amount	$4,463,000
Options Purchased:
Average monthly notional amount	529,000
Options Written:
Average monthly notional amount	534,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $93,000 of advisory fees were waived and approximately $335,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period expenses reimbursed by Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,833,000 and $12,203,000, respectively. For the year ended September 30, 2016, purchases and sales of long-term U.S. Government securities were approximately $18,225,000 and $18,340,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$1,742	$9,307	$9,946	$5	$1,103

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Fixed Income Opportunities Portfolio ("Emerging Markets Fixed Income Opportunities Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Fixed Income Opportunities Portfolio. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $2,000 relating to the Portfolio's investment in the Emerging Markets Fixed Income Opportunities Portfolio. The Emerging Markets Fixed Income Opportunities Portfolio has a cost basis of approximately $712,000 at September 30, 2016.

A summary of the Portfolio's transactions in shares of the Emerging Markets Fixed Income Opportunities Portfolio during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Realized Loss (000)	Dividend Income (000)	Value September 30, 2016 (000)
$417	$318	$57	$(4)	$36	$747

The Portfolio invests in Morgan Stanley Institutional Fund Trust — High Yield Portfolio ("High Yield Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the High Yield Portfolio. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the High Yield Portfolio. The High Yield Portfolio has a cost basis of approximately $708,000 at September 30, 2016.

A summary of the Portfolio's transactions in shares of the High Yield Portfolio during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$565	$108	$—	$43	$690

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:	2015 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$308	45

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(17)	$17	$—

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$148	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused short term capital losses of approximately $390,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility")

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio did not have record owners of 10% or greater.

K. Subsequent Event: Effective October 3, 2016, the Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The initial startup cost, including legal and other costs associated with the creation of the Subsidiary, was approximately $2,000 and is reflected as "Organizational Costs" in the Statement of Operations. The Subsidiary is advised by the Adviser.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Multi-Asset Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Multi-Asset Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Multi-Asset Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the period since the end of April 2015, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2016. For corporate shareholders 4.92% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $109,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

53

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

54

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

55

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

56

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFGMAPANN
1627400 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	34
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	39
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	58
Investment Advisory Agreement Approval	59
Federal Tax Notice	61
Privacy Notice	62
Trustee and Officer Information	65

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Strategist Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,039.50	$1,021.90	$3.16	$3.13	0.62	%***
Global Strategist Portfolio Class A	1,000.00	1,037.80	1,020.55	4.53	4.50	0.89	***
Global Strategist Portfolio Class L	1,000.00	1,034.80	1,017.75	7.38	7.31	1.45	***
Global Strategist Portfolio Class C	1,000.00	1,033.50	1,016.05	9.10	9.02	1.79	***
Global Strategist Portfolio Class IS	1,000.00	1,038.80	1,021.45	3.62	3.59	0.71	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Global Strategist Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.42%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmarks, the MSCI All Country World Index, which returned 11.96%, and the Customized MSIM Global Allocation Index (the "Customized Index", which is comprised of 60% MSCI All Country World Index, 30% Bloomberg Barclays Global Aggregate Index, 5% S&P GSCI Light Energy Index, and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index), which returned 9.59%.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 8.21% for Class I Shares as of September 30, 2016. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Factors Affecting Performance(i)

•  In the 12 months ended September 30, 2016, global equities outperformed bonds and commodities, with the MSCI All Country World Index up +12.0%, the Bloomberg Barclays Global Aggregate Index up +8.8%, and the S&P GSCI Index, a broad index of commodity prices, falling –12.2%.(ii) (Except where noted, equity market returns are represented by the MSCI regional or country index and are calculated in U.S. dollars [USD].)

•  Within equities, the U.S. outperformed, with the S&P 500 Index up +15.4%. A tightening labor market contributed to the first U.S. rate hike in seven years in December 2015, but repeated global growth scares in 2016 (China in January, Brexit in June) encouraged the Federal Reserve to keep rates on hold for the remainder of the period, extending the "goldilocks" environment for equities as U.S. growth held up on a relative basis. European equities underperformed (+2.5% USD, +7.0% local), driven by generally disappointing monetary policy from the European Central Bank (ECB), comparatively greater exposure to emerging market growth and the threat of knock-on effects from Brexit. Japan (+12.1% USD, –5.2% local) was the regional laggard in local currency terms, as growth resumed slowing (though narrowly avoided slipping back into recession), but outperformed in USD terms as the effectiveness of Bank of Japan (BOJ) monetary policy appeared to reach a limit, contributing to a strong rally in the yen (+18.3% versus USD). Emerging markets (EM) were the top performer (+16.8% USD, +13.0% local), as massive credit easing by the People's Bank of China (PBOC) stabilized Chinese growth. Within emerging markets, Brazil rose +57.6% in USD, as growth and inflation began to improve, while the impeachment of President Dilma Rousseff ushered in a new administration and the hope of meaningful economic reforms.

•  Within bonds, global government yields fell to all-time lows in July and sentiment indicators reached extreme bearishness, as the U.K.'s vote to exit the European Union added to uncertainty in the already sluggish global growth outlook, extending expectations for extremely low rates almost indefinitely. In the U.S., the 10-year yield fell –44 basis points (bps) to 1.59%, while the 2-year yield rose +13 bps to 0.76%, helped by a 25 bps hike in the policy rate. U.S. credit spreads tightened on resilient domestic activity and stabilization in the oil price (which returned to $52 per barrel by the end of the period after bottoming at $28 in January). U.S. investment grade credit spreads fell –31 bps to 1.38%, and U.S. high yield spreads fell –150 bps to 4.80%. Elsewhere in developed markets, deflationary fears coupled with negative policy rates contributed to the German 10-year yield falling –71 bps to –0.12%, and the Japanese 10-year yield falling –45 bps to –0.09%. The UK 10-year yield fell –102 bps to 0.75%, as the market prepared for a hard Brexit. Emerging sovereign spreads fell –114 bps to 3.60%, as emerging market growth and commodity prices stabilized.

•  Within currencies, the U.S. dollar fell –0.9% on a trade-weighted basis, as rate hike expectations were pushed out further. Relative to the U.S. dollar, the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

British pound fell –14.2% following Brexit, the Mexican peso fell –12.4% on fears of a Trump presidency in the U.S., and the Chinese renminbi fell –4.7% as the government attempted to regain control of its monetary policy amid record capital outflows. The top-performing currencies were the Brazilian real, which rose +22.6% versus USD as economic and political risks subsided, and the Japanese yen, which rose +18.3% as the market appeared to accept that "Abenomics" had failed.

•  Regarding the Portfolio's overall performance relative to the Customized Index, the Portfolio's asset allocation mix of an average underweight in fixed income and commodities and an average overweight in equities and cash had a positive impact on performance. The underweight position in commodities and the overweight position in equities (the Portfolio was underweight equities until February, then shifted to an overweight position) were strong contributors.

•  Active positions within equities detracted from performance. Overweight positions in eurozone broad and domestically-focused equities versus U.S. equities were the top detractors, in addition to underweight positions in global aerospace, China-exposed auto manufacturers, and U.S. oil and gas refiners, all hedged. However, these losses were somewhat offset by gains from directional overweight positions in global equities.

•  Active positions within fixed income detracted from performance. Underweight positions in U.S. and German 10-year rates and an overweight position in U.S. 10-year inflation breakevens detracted from performance. An overweight position in U.S. high yield spreads and a Mexican 2s10s flattener (underweight 2-year rates versus overweight 10-year rates) contributed positively, as did overweight positions in Argentine and Greek government bonds.

•  Active positions within commodities (implemented via commodity futures) had a neutral impact on performance, as gains from an overweight position in Brent crude oil were offset by losses from overweight positions in sugar and gold.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. Overweight positions in the Swedish krona (versus the Australian dollar, Swiss franc, Chinese renminbi, euro) and the Mexican peso, as well as underweight positions in China-sensitive currencies (Australian dollar, New Zealand dollar, South Korean won, Thai baht) versus G-3 currencies (U.S. dollar, euro, yen) detracted from performance. Positive contributors included an underweight in the Chinese renminbi and overweight positions in oil-sensitive currencies (Norwegian kroner, Canadian dollar, Russian ruble).

Management Strategies

•  As of September 30, 2016, the Portfolio is slightly underweight equities and underweight fixed income. We believe the global economy faces a "new mediocre" regime, with tepid growth hovering around 2% globally, and "low-flation" preventing full policy normalization. In addition, excessive global debt levels are rendering incremental monetary policy ineffective, limiting the possibility for a renewed credit cycle to revive growth.

•  We are underweight global bonds and bond proxies, such as consumer staples stocks. We believe valuations remain expensive given better-than-expected global growth following Brexit, as the global bond market appears to have extrapolated lower rates for longer to mean low rates forever. At current growth trends, we estimate that "fair value" for government bond yields will reach 1.90% in the U.S. by year end (versus 1.59% at the end of September), and 0.25% in Germany (compared to –0.12% at the end of September).

•  We are underweight U.S. equities. The U.S. appears most likely to tighten policy, given relatively resilient growth, and we expect the prospect of higher rates, coupled with weak earnings growth, to interrupt the "goldilocks" environment and cause a multiple re-rating for U.S. stocks. We expect U.S. earnings to disappoint (we expect 5% growth over the next year, versus consensus at 11%). In addition, U.S. equity valuations are once again near cycle highs, with the S&P 500 Index trading at 16.9x forward earnings, and sentiment is overbought.

•  We are overweight eurozone domestic equities. Despite post-Brexit expectations for a slowdown in

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

eurozone growth, domestically-led (or non-export related) growth is back above trend, inflation is turning up, and the fiscal impulse is no longer contractionary. We expect 8% earnings growth for domestically-exposed eurozone stocks versus 5% U.S. earnings growth. We believe eurozone versus U.S. relative valuations have meaningful upside potential, while sentiment is extremely bearish.

•  We are neutral emerging market equities. We continue to believe China is a risk to global growth, and we expect growth there to slow in 2017 as stimulus ebbs and excesses keep building. As the credit impulse leads activity by roughly nine months, we estimate that Chinese growth will rebound briefly in the second half of 2016 before slowing in the first half of 2017, weighing on export-sensitive EM economies. In addition, emerging market equites are expensive excluding energy and financials.

•  We are neutral Japanese equities. After a slight uptick in recent months, we expect Japanese growth to fall back to 0% over the next 12 months, compared to 1% expected by consensus. We expect weak growth to weigh on earnings, along with the strong yen. That said, Japanese equities have underperformed significantly, and relative valuations remain near historic lows.

(i)  Certain of the Portfolio's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Portfolio may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Portfolio may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Portfolio's performance during the period.

(ii)  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. Data as of September 30, 2016.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2016 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Portfolio — Class I Shares w/o sales charges(5)	8.42%	8.36%	5.37%	7.20%
Portfolio — Class A Shares w/o sales charges(6)	7.98	8.01	5.06	6.04
Portfolio — Class A Shares with maximum 5.25% sales charges(6)	2.33	6.86	4.49	5.75
Portfolio — Class L Shares w/o sales charges(7)	7.47	—	—	4.79
Portfolio — Class C Shares w/o sales charges(8)	7.13	—	—	–2.62
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(8)	6.13	—	—	–2.62
Portfolio — Class IS Shares w/o sales charges(9)	8.42	—	—	–0.76
MSCI All Country World Index	11.96	10.63	4.34	7.30
Customized MSIM Global Allocation Index	9.59	6.46	3.96	—
Lipper Flexible Portfolio Funds Index	9.79	8.64	5.25	6.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is comprised of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% Bank of America/Merrill Lynch U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Portfolio benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced operations on November 1, 1996.

(7)  Commenced operations on April 27, 2012.

(8)  Commenced operations on April 30, 2015.

(9)  Commenced operations on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Class I of the Portfolio, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securiy (39.4%)
Agency Adjustable Rate Mortgage (0.1%)
United States (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pool:
2.55%, 7/1/45	$309	$319
Agency Fixed Rate Mortgages (3.2%)
United States (3.2%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
3.50%, 1/1/44 - 6/1/45	1,553	1,656
6.50%, 5/1/32 - 7/1/32	59	68
7.50%, 5/1/35	7	8
October TBA:
4.00%, 10/1/46 (a)	980	1,051
Federal National Mortgage Association,
Conventional Pools:
3.00%, 3/1/30 - 5/1/30	398	419
3.50%, 4/1/29	376	396
4.00%, 4/1/45 - 9/1/45	1,689	1,832
4.50%, 3/1/41 - 11/1/44	415	459
5.00%, 1/1/41 - 3/1/41	1,184	1,325
6.00%, 1/1/38	11	13
6.50%, 12/1/29	21	25
7.00%, 12/1/17 - 2/1/31	241	262
7.50%, 8/1/37	13	16
October TBA:
2.50%, 10/1/31 (a)	460	476
3.00%, 10/1/46 (a)	1,520	1,580
3.50%, 10/1/46 (a)	463	489
4.00%, 10/1/46 (a)	140	150
Government National Mortgage Association,
Various Pools:
3.50%, 12/15/43	516	555
4.00%, 8/20/41 - 11/20/42	592	637
5.50%, 8/15/39	88	99
		11,516
Asset-Backed Security (0.1%)
United States (0.1%)
CVS Pass-Through Trust,
6.04%, 12/10/28	333	387
Collateralized Mortgage Obligations — Agency Collateral Series (0.5%)
United States (0.5%)
Federal Home Loan Mortgage Corporation,
2.40%, 6/25/22	1,625	1,692
2.79%, 1/25/22	75	79
2.97%, 10/25/21	90	96
IO REMIC
5.53%, 4/15/39 (b)	106	10
		1,877
	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (0.8%)
United States (0.8%)
COMM Mortgage Trust,
3.28%, 1/10/46		$305	$319
4.90%, 7/15/47 (b)(c)		152	125
Commercial Mortgage Pass-Through Certificates,
2.82%, 10/15/45		376	392
JP Morgan Chase Commercial Mortgage Securities Trust,
4.39%, 7/15/46 (c)		100	109
4.72%, 7/15/47 (b)(c)		745	595
JPMBB Commercial Mortgage Securities Trust,
4.11%, 9/15/47 (b)(c)		205	171
4.71%, 9/15/47 (b)(c)		263	216
4.82%, 8/15/47 (b)(c)		361	307
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	275
WF-RBS Commercial Mortgage Trust,
4.14%, 10/15/57 (b)(c)		362	305
			2,814
Corporate Bonds (8.8%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd.,
5.13%, 9/10/19	EUR	400	516
BHP Billiton Finance USA Ltd.,
3.85%, 9/30/23		$170	186
Macquarie Bank Ltd.,
6.63%, 4/7/21 (c)		270	311
Origin Energy Finance Ltd.,
3.50%, 10/9/18 (c)		200	204
QBE Insurance Group Ltd.,
2.40%, 5/1/18 (c)		200	201
Telstra Corp., Ltd.,
3.13%, 4/7/25 (c)		135	142
Transurban Finance Co., Pty Ltd.,
4.13%, 2/2/26 (c)		170	182
			1,742
Belgium (0.1%)
Anheuser-Busch InBev Finance, Inc.,
3.70%, 2/1/24		300	325
4.70%, 2/1/36		225	259
			584
Canada (0.2%)
Brookfield Asset Management, Inc.,
5.80%, 4/25/17		295	301
Goldcorp, Inc.,
3.70%, 3/15/23		198	206
Royal Bank of Canada,
1.50%, 7/29/19		325	325
			832

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Chile (0.1%)
Empresa Nacional de Telecomunicaciones SA,
4.75%, 8/1/26 (c)		$250	$254
China (0.2%)
Baidu, Inc.,
3.25%, 8/6/18		225	231
Sinopec Group Overseas Development 2013 Ltd.,
2.63%, 10/17/20 (d)	EUR	300	365
Want Want China Finance Ltd.,
1.88%, 5/14/18 (c)		$200	200
			796
Colombia (0.1%)
Ecopetrol SA,
5.88%, 9/18/23		270	292
France (0.9%)
Air Liquide Finance SA,
1.75%, 9/27/21 (c)		200	200
AXA SA,
3.94%, 11/7/24 (b)(e)	EUR	500	581
Banque Federative du Credit Mutuel SA,
2.00%, 9/19/19		500	596
BNP Paribas SA,
4.38%, 5/12/26 (c)		$200	207
5.00%, 1/15/21		95	106
BPCE SA,
5.15%, 7/21/24 (c)		450	474
Credit Agricole Assurances SA,
4.25%, 1/13/25 (b)(e)	EUR	500	554
Electricite de France SA,
5.00%, 1/22/26 (b)(e)		300	335
TOTAL SA,
2.25%, 2/26/21 (b)(e)		200	223
			3,276
Germany (0.5%)
Bayer AG,
3.75%, 7/1/74 (b)		300	345
Daimler Finance North America LLC,
1.50%, 7/5/19 (c)		$300	298
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen,
6.00%, 5/26/41 (b)	EUR	400	537
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (c)		$250	249
3.25%, 5/27/25 (c)		250	267
Vier Gas Transport GmbH,
3.13%, 7/10/23	EUR	100	135
			1,831
Hong Kong (0.1%)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (c)(d)(f)		$200	198
	Face Amount (000)		Value (000)
Israel (0.1%)
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		$315	$314
Italy (0.3%)
Assicurazioni Generali SpA,
10.13%, 7/10/42 (b)	EUR	400	581
FCA Capital Ireland PLC,
1.38%, 4/17/20		250	289
Telecom Italia Finance SA,
7.75%, 1/24/33		80	120
			990
Korea, Republic of (0.1%)
SK Telecom Co., Ltd.,
2.13%, 5/1/18 (c)		$200	202
Malaysia (0.1%)
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		375	405
Netherlands (0.6%)
ABN Amro Bank N.V.,
2.50%, 10/30/18 (c)		300	306
2.88%, 6/30/25 (b)	EUR	250	294
ASR Nederland N.V.,
5.00%, 9/30/24 (b)(e)		500	584
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	262
Series G
3.75%, 11/9/20	EUR	300	383
ING Bank N.V.,
5.80%, 9/25/23 (c)		$240	269
			2,098
Spain (0.3%)
Santander Issuances SAU,
5.18%, 11/19/25		600	613
Telefonica Emisiones SAU,
4.71%, 1/20/20	EUR	300	388
			1,001
Sweden (0.1%)
Skandinaviska Enskilda Banken AB,
1.75%, 3/19/18 (c)		$200	201
Swedbank AB,
1.75%, 3/12/18 (c)		270	271
			472
Switzerland (0.4%)
Aquarius and Investments PLC for Zurich Insurance Co., Ltd.,
4.25%, 10/2/43 (b)	EUR	450	563
Credit Suisse AG,
0.63%, 11/20/18		550	626
6.00%, 2/15/18		$90	95
Novartis Capital Corp.,
4.40%, 5/6/44		150	178
			1,462

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United Kingdom (0.8%)
Diageo Capital PLC,
1.50%, 5/11/17		$215	$216
Experian Finance PLC,
2.38%, 6/15/17 (c)		400	402
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38		100	144
Heathrow Funding Ltd.,
4.60%, 2/15/18	EUR	300	358
Lloyds Bank PLC,
6.50%, 3/24/20		450	597
Nationwide Building Society,
3.90%, 7/21/25 (c)		$200	216
6.25%, 2/25/20 (c)		300	341
NGG Finance PLC,
5.63%, 6/18/73 (b)	GBP	200	292
Santander UK PLC,
4.00%, 3/13/24		$120	131
Standard Chartered PLC,
2.10%, 8/19/19 (c)		300	300
			2,997
United States (3.3%)
Air Lease Corp.,
2.13%, 1/15/20 (f)		400	399
Altria Group, Inc.,
2.85%, 8/9/22		25	26
5.38%, 1/31/44		155	196
Apple, Inc.,
1.55%, 8/4/21		225	225
AT&T, Inc.,
4.50%, 3/9/48 (c)		191	193
5.15%, 3/15/42		25	27
Bank of America Corp.,
MTN
4.00%, 4/1/24		250	270
4.20%, 8/26/24		100	106
4.25%, 10/22/26		45	48
5.00%, 1/21/44		250	295
Baxalta, Inc.,
4.00%, 6/23/25		300	321
Boston Properties LP,
3.85%, 2/1/23		25	27
Burlington Northern Santa Fe LLC,
4.55%, 9/1/44		195	226
Capital One Bank USA NA,
3.38%, 2/15/23		546	562
Capital One NA,
1.85%, 9/13/19		400	400
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25 (c)		300	331
6.48%, 10/23/45 (c)		150	182
	Face Amount (000)	Value (000)
Citigroup, Inc.,
2.65%, 10/26/20	$50	$51
5.50%, 9/13/25	250	286
6.68%, 9/13/43	20	26
8.13%, 7/15/39	175	276
Coca-Cola Co.,
3.20%, 11/1/23	250	269
Comcast Corp.,
4.60%, 8/15/45	130	151
Discover Bank,
2.00%, 2/21/18	345	346
Enterprise Products Operating LLC,
3.35%, 3/15/23	275	282
Five Corners Funding Trust,
4.42%, 11/15/23 (c)	350	379
General Motors Financial Co., Inc.,
4.30%, 7/13/25	250	258
Gilead Sciences, Inc.,
3.65%, 3/1/26	175	189
4.80%, 4/1/44	75	84
Goldman Sachs Group, Inc. (The), MTN
4.80%, 7/8/44	275	311
Hartford Financial Services Group, Inc. (The),
5.50%, 3/30/20	25	28
Home Depot, Inc.,
5.88%, 12/16/36	100	137
HSBC USA, Inc.,
3.50%, 6/23/24	100	104
JPMorgan Chase & Co.,
3.20%, 6/15/26	500	514
Liberty Mutual Group, Inc.,
4.85%, 8/1/44 (c)	100	105
McDonald's Corp., MTN
3.38%, 5/26/25	275	290
Medtronic, Inc.,
3.63%, 3/15/24	250	272
4.63%, 3/15/45	50	59
Merck & Co., Inc.,
2.80%, 5/18/23	250	262
Microsoft Corp.,
1.55%, 8/8/21	300	299
Monongahela Power Co.,
5.40%, 12/15/43 (c)	100	127
NBC Universal Media LLC,
4.38%, 4/1/21	175	195
Omnicom Group, Inc.,
3.63%, 5/1/22	60	64
3.65%, 11/1/24	84	89
Oracle Corp.,
3.40%, 7/8/24	175	187
Pacific LifeCorp,
6.00%, 2/10/20 (c)	25	28

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
PepsiCo, Inc.,
3.60%, 3/1/24		$250	$274
Prudential Financial, Inc., MTN
6.63%, 12/1/37		150	194
Tyco International Finance SA,
3.90%, 2/14/26		175	191
UnitedHealth Group, Inc.,
3.75%, 7/15/25		75	82
4.25%, 3/15/43		150	166
Verizon Communications, Inc.,
4.67%, 3/15/55		231	244
5.01%, 8/21/54		120	133
Visa, Inc.,
3.15%, 12/14/25		325	344
Wal-Mart Stores, Inc.,
2.55%, 4/11/23		475	494
Wells Fargo & Co., MTN
4.10%, 6/3/26		275	292
			11,916
			31,662
Mortgages — Other (0.7%)
United Kingdom (0.2%)
Holmes Master Issuer PLC,
2.08%, 10/15/54 (b)(c)	GBP	514	672
United States (0.5%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36		$40	26
6.00%, 4/25/36		15	15
ChaseFlex Trust,
6.00%, 2/25/37		38	31
First Horizon Alternative Mortgage Securities Trust,
6.25%, 8/25/36		18	14
Freddie Mac Whole Loan Securities Trust,
3.00%, 9/25/45 - 7/25/46		646	659
3.50%, 5/25/45 - 7/25/46		952	983
4.00%, 5/25/45		78	82
GSR Mortgage Loan Trust,
5.75%, 1/25/37		28	27
Lehman Mortgage Trust,
5.50%, 11/25/35		10	9
6.50%, 9/25/37		37	28
			1,874
			2,546
Sovereign (18.6%)
Argentina (0.4%)
Argentine Republic Government International Bond,
7.50%, 4/22/26 (c)		1,430	1,617
	Face Amount (000)		Value (000)
Australia (0.3%)
Australia Government Bond,
3.25%, 4/21/25	AUD	1,300	$1,102
Austria (0.2%)
Austria Government Bond,
1.20%, 10/20/25 (c)	EUR	500	626
Belgium (1.0%)
Belgium Government Bond,
0.80%, 6/22/25 (c)		2,900	3,488
Bermuda (0.1%)
Bermuda Government International Bond,
4.85%, 2/6/24 (c)		$390	433
Brazil (1.1%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21 - 1/1/25	BRL	13,787	4,032
Canada (1.3%)
Canadian Government Bond,
1.50%, 6/1/23	CAD	3,025	2,419
3.25%, 6/1/21		2,600	2,227
			4,646
China (0.1%)
Sinopec Group Overseas Development 2015 Ltd.,
2.50%, 4/28/20 (c)		$375	382
Colombia (0.2%)
Colombia Government International Bond,
4.50%, 1/28/26		600	664
France (1.8%)
France Government Bond OAT,
0.00%, 5/25/21	EUR	1,400	1,606
1.00%, 11/25/25		500	611
1.75%, 5/25/23		1,990	2,542
3.25%, 5/25/45		685	1,206
5.50%, 4/25/29		300	555
			6,520
Germany (0.4%)
Bundesrepublik Deutschland,
4.25%, 7/4/39		420	881
4.75%, 7/4/34		220	448
			1,329
Greece (0.3%)
Hellenic Republic Government Bond,
3.00%, 2/24/23 - 2/24/42 (g)		1,580	1,139
Hungary (0.3%)
Hungary Government International Bond,
5.38%, 3/25/24		$250	291
5.75%, 11/22/23		800	944
			1,235
Indonesia (0.4%)
Indonesia Government International Bond,
5.88%, 1/15/24 (c)		1,090	1,288

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Ireland (0.1%)
Ireland Government Bond,
5.40%, 3/13/25	EUR	200	$322
Italy (0.9%)
Italy Buoni Poliennali Del Tesoro,
1.50%, 6/1/25		330	385
1.65%, 3/1/32 (c)		540	616
2.35%, 9/15/24 (c)		1,345	1,773
5.00%, 9/1/40		250	436
			3,210
Japan (5.6%)
Japan Finance Organization for Municipalities,
1.90%, 6/22/18	JPY	70,000	714
Japan Government Ten Year Bond,
0.10%, 6/20/26		146,000	1,468
0.50%, 9/20/24		327,000	3,405
1.10%, 3/20/21 - 6/20/21		370,000	3,878
1.70%, 6/20/18		300,000	3,060
Japan Government Thirty Year Bond,
1.70%, 6/20/33		347,000	4,270
2.00%, 9/20/40		239,000	3,221
			20,016
Korea, Republic of (0.3%)
Korea Development Bank (The),
3.88%, 5/4/17		$400	406
4.63%, 11/16/21		630	719
			1,125
Mexico (0.2%)
Mexican Bonos,
6.50%, 6/10/21	MXN	10,000	532
Petroleos Mexicanos,
6.38%, 1/23/45		$140	134
			666
Netherlands (0.3%)
Netherlands Government Bond,
0.25%, 7/15/25 (c)	EUR	800	928
New Zealand (0.2%)
New Zealand Government Bond,
4.50%, 4/15/27	NZD	800	704
5.50%, 4/15/23		200	176
			880
Peru (0.1%)
Peruvian Government International Bond,
4.13%, 8/25/27		$340	390
Poland (0.7%)
Poland Government Bond,
2.50%, 7/25/26	PLN	9,100	2,299
4.00%, 10/25/23		600	171
			2,470
South Africa (0.1%)
South Africa Government Bond,
8.00%, 1/31/30	ZAR	3,800	255
	Face Amount (000)		Value (000)
Spain (0.5%)
Spain Government Bond,
1.15%, 7/30/20	EUR	290	$341
2.15%, 10/31/25 (c)		390	489
Spain Government Inflation Linked Bond,
1.00%, 11/30/30 (c)		778	956
1.80%, 11/30/24 (c)		130	169
			1,955
United Kingdom (1.7%)
United Kingdom Gilt,
2.00%, 9/7/25	GBP	110	159
2.75%, 9/7/24		1,550	2,354
4.25%, 6/7/32 - 9/7/39		1,810	3,555
			6,068
			66,786
U.S. Treasury Securities (6.6%)
United States (6.6%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$630	651
3.88%, 8/15/40		2,800	3,654
U.S. Treasury Inflation Indexed Bonds,
0.25%, 1/15/25		3,048	3,107
0.63%, 1/15/26		14,142	14,881
U.S. Treasury Note,
1.38%, 1/31/21		1,520	1,537
			23,830
Total Fixed Income Securities (Cost $135,976)			141,737
	Shares
Common Stocks (56.0%)
Australia (2.0%)
AGL Energy Ltd.		4,451	65
Alumina Ltd.		30,244	34
Amcor Ltd.		11,036	128
AMP Ltd.		31,080	126
Arrium Ltd. (h)(i)		14,100	—	@
ASX Ltd.		1,539	57
Australia & New Zealand Banking Group Ltd.		31,497	669
BHP Billiton Ltd.		28,547	494
BlueScope Steel Ltd.		3,657	22
Brambles Ltd.		13,410	123
CIMIC Group Ltd.		1,366	30
Coca-Cola Amatil Ltd.		4,624	36
Cochlear Ltd.		499	54
Commonwealth Bank of Australia		12,195	678
Computershare Ltd.		4,195	33
Crown Resorts Ltd.		5,745	58
CSL Ltd.		4,783	393
CYBG PLC CDI (h)		6,450	22
Dexus Property Group REIT		7,020	49
DuluxGroup Ltd.		5,515	28
Fairfax Media Ltd.		32,187	23

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Fortescue Metals Group Ltd.	10,837	$41
Goodman Group REIT	11,464	64
GPT Group REIT	17,813	69
Incitec Pivot Ltd.	14,433	31
Insurance Australia Group Ltd.	19,798	83
Iron Mountain, Inc. CDI	449	17
Lend Lease Group REIT	5,862	63
Macquarie Group Ltd.	2,760	174
Mirvac Group REIT	25,584	44
National Australia Bank Ltd.	26,739	573
Newcrest Mining Ltd.	4,209	70
Orica Ltd.	3,553	42
Origin Energy Ltd.	9,394	39
Orora Ltd.	11,036	27
QBE Insurance Group Ltd.	14,661	105
Rio Tinto Ltd.	3,744	149
Santos Ltd.	9,133	26
Scentre Group REIT	41,036	148
Shopping Centres Australasia Property Group REIT	2,465	4
Sonic Healthcare Ltd.	3,284	56
South32 Ltd.	20,867	40
South32 Ltd.	28,547	53
Star Entertainment Grp Ltd. (The)	7,295	34
Stockland REIT	26,970	98
Suncorp Group Ltd.	11,119	103
Sydney Airport	2,922	16
Tabcorp Holdings Ltd.	7,097	27
Telstra Corp., Ltd.	41,748	166
Transurban Group	12,301	107
Treasury Wine Estates Ltd.	7,395	63
Wesfarmers Ltd.	10,023	339
Westfield Corp. REIT	18,583	139
Westpac Banking Corp.	24,560	558
Woodside Petroleum Ltd.	5,328	117
Woolworths Ltd.	11,047	197
WorleyParsons Ltd.	1,584	10
		7,014
Austria (0.0%)
BUWOG AG (h)	183	5
Erste Group Bank AG (h)	2,494	74
Immofinanz AG (h)	3,664	8
Raiffeisen Bank International AG (h)	1,043	16
Voestalpine AG	1,329	46
		149
Belgium (0.4%)
Ageas	3,005	110
Anheuser-Busch InBev N.V.	6,748	886
Colruyt SA	905	50
Groupe Bruxelles Lambert SA	1,457	129
KBC Group N.V. (h)	5,265	307
Umicore SA	1,567	98
		1,580
	Shares	Value (000)
Canada (2.4%)
Agnico-Eagle Mines Ltd.	1,600	$87
Agrium, Inc.	1,500	136
Bank of Montreal	5,100	334
Bank of Nova Scotia	8,800	466
Barrick Gold Corp.	9,400	166
BCE, Inc.	5,300	245
Blackberry Ltd. (h)	4,200	34
Bombardier, Inc. (h)	12,800	18
Brookfield Asset Management, Inc., Class A	8,250	290
Brookfield Business Partners LP	165	4
Cameco Corp.	4,100	35
Canadian Imperial Bank of Commerce	3,700	287
Canadian National Railway Co.	8,600	562
Canadian Natural Resources Ltd.	10,300	329
Canadian Pacific Railway Ltd.	1,600	244
Cenovus Energy, Inc.	7,100	102
Crescent Point Energy Corp.	2,100	28
Eldorado Gold Corp.	5,400	21
Enbridge, Inc.	8,200	360
Encana Corp.	7,600	79
Fairfax Financial Holdings Ltd.	300	176
First Quantum Minerals Ltd.	5,100	42
Fortis, Inc.	1,300	42
Goldcorp, Inc.	7,100	117
Great-West Lifeco, Inc.	4,100	101
Husky Energy, Inc.	2,655	33
IGM Financial, Inc.	1,800	49
Imperial Oil Ltd.	2,600	81
Intact Financial Corp.	1,500	108
Kinross Gold Corp. (h)	8,900	38
Kinross Gold Corp. (h)	1,200	5
Lightstream Resources Ltd. (h)	1,136	—	@
Loblaw Cos., Ltd.	673	35
Magna International, Inc.	5,200	223
Manulife Financial Corp.	18,100	255
National Bank of Canada	3,000	106
Pembina Pipeline Corp.	400	12
Penn West Petroleum Ltd.	3,700	7
Potash Corp. of Saskatchewan, Inc.	8,200	134
Power Corp. of Canada	4,100	87
Power Financial Corp.	3,400	79
PrairieSky Royalty Ltd.	206	4
Rogers Communications, Inc., Class B	3,800	161
Royal Bank of Canada	12,300	762
Shaw Communications, Inc., Class B	3,700	76
Silver Wheaton Corp.	3,500	95
SNC-Lavalin Group, Inc.	1,800	71
Sun Life Financial, Inc.	5,900	192
Suncor Energy, Inc.	14,856	412
Teck Resources Ltd., Class B	4,700	85
Thomson Reuters Corp.	3,700	153
Toronto-Dominion Bank (The)	16,200	719

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Touchstone Exploration, Inc. (h)	650	$—	@
TransAlta Corp.	2,300	10
TransCanada Corp.	6,300	299
Valeant Pharmaceuticals International, Inc. (h)	300	7
Yamana Gold, Inc.	7,200	31
		8,634
Chile (0.0%)
Antofagasta PLC	2,484	17
China (0.1%)
Hanergy Thin Film Power Group Ltd. (d)(h)(i)(j)	42,000	—	@
Yum! Brands, Inc.	1,759	160
		160
Colombia (0.0%)
Millicom International Cellular SA SDR	1,326	69
Denmark (0.6%)
AP Moeller — Maersk A/S Series A	30	42
AP Moeller — Maersk A/S Series B	55	81
Carlsberg A/S Series B	98	9
Coloplast A/S Series B	120	9
Danske Bank A/S	6,044	177
DSV A/S	9,728	486
ISS A/S	6,325	263
Novo Nordisk A/S Series B	19,475	812
Novozymes A/S Series B	2,771	122
TDC A/S	537	3
Vestas Wind Systems A/S	3,486	288
		2,292
Finland (0.3%)
Fortum Oyj	6,094	98
Kone Oyj, Class B	5,074	258
Nokia Oyj	34,796	202
Nokian Renkaat Oyj	1,401	51
Sampo Oyj, Class A	3,582	159
UPM-Kymmene Oyj	11,663	246
		1,014
France (4.9%)
Accor SA	18,604	738
Aeroports de Paris (ADP)	1,177	117
Air Liquide SA	3,070	329
Alstom SA (h)	4,118	109
Atos SE	4,975	536
AXA SA	16,884	359
BNP Paribas SA	19,440	1,000
Bouygues SA	16,204	537
Bureau Veritas SA	2,324	50
Cap Gemini SA	11,078	1,085
Carrefour SA	5,540	143
CGG SA (h)	63	2
Christian Dior SE	710	127
Cie de Saint-Gobain	31,116	1,343
	Shares	Value (000)
Cie Generale des Etablissements Michelin	1,855	$205
Credit Agricole SA	17,523	173
Danone SA	6,671	495
Edenred	1,823	43
Electricite de France SA	3,256	40
Engie SA	12,237	190
Essilor International SA	1,528	197
Eutelsat Communications SA	799	17
Groupe Eurotunnel SE	23,247	251
Hermes International	150	61
ICADE REIT	86	7
JCDecaux SA	651	21
Kering	1,357	273
L'Oreal SA	2,407	454
LVMH Moet Hennessy Louis Vuitton SE	2,297	392
Metropole Television SA	2,324	42
Natixis SA	8,382	39
Orange SA	19,419	304
Pernod Ricard SA	1,855	219
Peugeot SA (h)	78,588	1,200
Publicis Groupe SA	1,047	79
Renault SA	3,778	310
Rexel SA	14,839	227
Sanofi	11,589	883
SES SA	2,416	59
Societe Generale SA	13,749	475
Sodexo SA	1,223	146
Suez	4,193	69
Technip SA	933	57
Television Francaise 1	9,424	91
Thales SA	1,262	116
Total SA	20,957	993
Unibail-Rodamco SE REIT	1,616	436
Vallourec SA (h)	2,417	11
Veolia Environnement SA	5,613	129
Vinci SA	26,362	2,016
Vivendi SA	16,236	327
		17,522
Germany (3.3%)
Adidas AG	1,738	302
Allianz SE (Registered)	4,059	602
Axel Springer SE	168	9
BASF SE	10,277	879
Bayer AG (Registered)	6,754	678
Bayerische Motoren Werke AG	6,035	507
Bayerische Motoren Werke AG (Preference)	538	40
Beiersdorf AG	851	80
Commerzbank AG	13,376	86
Continental AG	533	112
Daimler AG (Registered)	15,553	1,096
Deutsche Bank AG (Registered) (h)	11,761	153
Deutsche Boerse AG (h)	9,005	729

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Lufthansa AG (Registered)	59,071	$657
Deutsche Post AG (Registered)	5,009	156
Deutsche Telekom AG (Registered)	25,997	436
E.ON SE	15,975	113
Esprit Holdings Ltd. (d)(h)	12,583	10
Fraport AG Frankfurt Airport Services Worldwide	2,300	126
Fresenius Medical Care AG & Co., KGaA	1,557	136
Fresenius SE & Co., KGaA	3,141	251
Henkel AG & Co., KGaA	1,420	165
Henkel AG & Co., KGaA (Preference)	2,044	278
Infineon Technologies AG	10,693	191
K&S AG (Registered)	1,306	25
Lanxess AG	827	51
Linde AG	1,359	231
Merck KGaA	1,048	113
Metro AG	1,062	32
Muenchener Rueckversicherungs AG (Registered)	1,719	321
Osram Licht AG	765	45
Porsche Automobil Holding SE (Preference)	2,264	116
ProSiebenSat.1 Media SE (Registered)	9,118	390
QIAGEN N.V. (h)	2,514	69
RWE AG (h)	3,402	59
SAP SE	9,219	839
Siemens AG (Registered)	7,650	895
Stroeer SE & Co. KGaA	1,518	66
Suedzucker AG	410	11
ThyssenKrupp AG	4,900	117
TUI AG	3,051	43
Uniper SE (h)	1,597	20
Volkswagen AG	607	88
Volkswagen AG (Preference)	3,234	425
		11,748
Greece (0.0%)
National Bank of Greece SA (h)	95	—	@
Hong Kong (0.9%)
AIA Group Ltd.	67,200	450
Bank of East Asia Ltd. (The)	18,617	76
BOC Hong Kong Holdings Ltd.	36,500	124
Cheung Kong Property Holdings Ltd.	28,364	209
CK Hutchison Holdings Ltd.	28,364	362
CLP Holdings Ltd.	19,000	197
Global Brands Group Holding Ltd. (h)	40,000	4
Hang Lung Group Ltd.	8,000	31
Hang Lung Properties Ltd.	22,000	50
Hang Seng Bank Ltd.	11,500	207
Henderson Land Development Co., Ltd.	17,901	107
Hong Kong & China Gas Co., Ltd.	63,774	121
Hong Kong Exchanges and Clearing Ltd.	11,421	301
Kerry Logistics Network Ltd.	3,500	5
Kerry Properties Ltd.	7,000	23
Link REIT	21,033	155
	Shares	Value (000)
MTR Corp., Ltd.	16,531	$92
New World Development Co., Ltd.	43,980	58
Power Assets Holdings Ltd.	14,500	142
Sands China Ltd.	28,400	124
Sino Land Co., Ltd.	24,339	44
Sun Hung Kai Properties Ltd.	15,504	236
Swire Pacific Ltd., Class A	6,500	70
Swire Properties Ltd.	4,550	13
Wharf Holdings Ltd. (The)	13,200	97
Wheelock & Co., Ltd.	10,000	59
		3,357
Ireland (0.3%)
Bank of Ireland (h)	249,626	52
CRH PLC	16,297	545
DCC PLC	548	50
Ryanair Holdings PLC	40,764	563
		1,210
Italy (1.1%)
Assicurazioni Generali SpA	11,606	142
Atlantia SpA	31,904	810
Banco Popolare SC	2,037	5
Enel SpA	63,716	284
Eni SpA	22,322	322
Ferrari N.V.	2,197	114
Intesa Sanpaolo SpA	209,045	462
Leonardo-Finmeccanica SpA (h)	1,205	14
Luxottica Group SpA	1,123	54
Mediaset SpA	134,874	423
Mediobanca SpA	97,794	637
Prysmian SpA	1,210	32
Rizzoli Corriere Della Sera Mediagroup SpA (h)	677	1
Saipem SpA (h)	2,154	1
Snam SpA	20,778	115
Telecom Italia SpA (h)	155,330	119
Terna Rete Elettrica Nazionale SpA	9,469	49
UniCredit SpA	74,066	172
Unione di Banche Italiane SpA	13,067	30
		3,786
Japan (5.0%)
Advantest Corp.	1,200	16
Aeon Co., Ltd.	6,300	93
Aisin Seiki Co., Ltd.	2,100	96
Ajinomoto Co., Inc.	8,300	185
Asahi Glass Co., Ltd.	9,000	58
Asahi Group Holdings Ltd.	2,800	102
Asahi Kasei Corp.	14,000	112
Astellas Pharma, Inc.	14,400	225
Bridgestone Corp.	5,000	184
Canon, Inc.	7,900	229
Central Japan Railway Co.	1,300	222
Chiba Bank Ltd. (The)	8,000	45
Chubu Electric Power Co., Inc.	4,400	64

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Chugai Pharmaceutical Co., Ltd.	2,600	$94
Chugoku Electric Power Co., Inc. (The)	2,000	25
Concordia Financial Group Ltd.	11,300	49
Dai Nippon Printing Co., Ltd.	6,000	59
Dai-ichi Life Insurance Co., Ltd. (The)	800	11
Daiichi Sankyo Co., Ltd.	5,100	122
Daikin Industries Ltd.	2,100	196
Daito Trust Construction Co., Ltd.	800	128
Daiwa House Industry Co., Ltd.	6,000	164
Daiwa Securities Group, Inc.	16,000	90
Denso Corp.	4,600	184
Dentsu, Inc.	1,700	86
East Japan Railway Co.	2,700	243
Eisai Co., Ltd.	2,100	131
Electric Power Development Co., Ltd.	1,400	34
FANUC Corp.	1,400	237
Fast Retailing Co., Ltd.	400	129
FUJIFILM Holdings Corp.	4,300	159
Fujitsu Ltd.	14,000	76
Hankyu Hanshin Holdings, Inc.	3,600	124
Hitachi Ltd.	36,000	168
Hokkaido Electric Power Co., Inc.	2,200	19
Hokuriku Electric Power Co.	2,000	24
Honda Motor Co., Ltd.	800	23
Honda Motor Co., Ltd. ADR	10,395	301
Hoya Corp.	3,200	128
Ibiden Co., Ltd.	1,100	15
Inpex Corp.	3,200	29
Isetan Mitsukoshi Holdings Ltd.	2,800	28
Isuzu Motors Ltd.	400	5
ITOCHU Corp.	11,700	147
Japan Real Estate Investment Corp. REIT	9	54
Japan Steel Works Ltd. (The)	400	9
Japan Tobacco, Inc.	8,700	355
JFE Holdings, Inc.	3,500	51
JGC Corp.	2,000	35
JSR Corp.	1,600	25
JX Holdings, Inc.	2,100	8
Kansai Electric Power Co., Inc. (The) (h)	3,700	34
Kao Corp.	4,500	253
Kawasaki Heavy Industries Ltd.	20,000	62
KDDI Corp.	17,000	523
Keikyu Corp.	5,000	52
Keio Corp.	5,000	44
Keyence Corp.	400	291
Kintetsu Group Holdings Co., Ltd.	22,000	92
Kirin Holdings Co., Ltd.	7,600	126
Kobe Steel Ltd. (h)	3,700	33
Komatsu Ltd.	7,400	170
Konica Minolta, Inc.	2,600	22
Kubota Corp.	9,800	148
Kuraray Co., Ltd.	2,600	39
	Shares	Value (000)
Kyocera Corp.	2,400	$115
Kyushu Electric Power Co., Inc.	2,000	19
LIXIL Group Corp.	2,900	62
Makita Corp.	800	57
Marubeni Corp.	15,900	82
Mazda Motor Corp.	2,600	40
Mitsubishi Chemical Holdings Corp.	11,700	74
Mitsubishi Corp.	9,700	220
Mitsubishi Electric Corp.	14,000	179
Mitsubishi Estate Co., Ltd.	9,000	169
Mitsubishi Heavy Industries Ltd.	28,000	117
Mitsubishi Motors Corp.	4,800	22
Mitsui & Co., Ltd.	14,600	202
Mitsui Fudosan Co., Ltd.	7,000	149
Mitsui OSK Lines Ltd.	9,000	21
Mizuho Financial Group, Inc.	109,300	183
MS&AD Insurance Group Holdings, Inc.	3,000	84
Murata Manufacturing Co., Ltd.	1,700	222
NGK Insulators Ltd.	2,000	41
Nidec Corp.	1,700	156
Nikon Corp.	2,600	39
Nintendo Co., Ltd.	800	212
Nippon Building Fund, Inc. REIT	9	57
Nippon Electric Glass Co., Ltd.	3,000	16
Nippon Express Co., Ltd.	11,000	51
Nippon Steel Sumitomo Metal Corp.	6,000	123
Nippon Telegraph & Telephone Corp.	8,500	388
Nippon Yusen KK	18,000	34
Nissan Motor Co., Ltd.	18,100	177
Nitto Denko Corp.	1,300	84
Nomura Holdings, Inc.	27,300	122
NSK Ltd.	5,300	54
NTT Data Corp.	1,600	80
NTT DoCoMo, Inc.	11,100	281
Odakyu Electric Railway Co., Ltd.	4,500	100
Oji Holdings Corp.	7,000	28
Olympus Corp.	1,800	63
Omron Corp.	1,400	50
Ono Pharmaceutical Co., Ltd.	3,800	105
Oriental Land Co., Ltd.	300	18
ORIX Corp.	7,900	117
Osaka Gas Co., Ltd.	22,000	92
Otsuka Holdings Co., Ltd.	300	14
Panasonic Corp.	14,100	141
Rakuten, Inc.	7,600	99
Resona Holdings, Inc.	5,500	23
Ricoh Co., Ltd.	6,000	54
Rohm Co., Ltd.	600	32
Secom Co., Ltd.	1,600	119
Sekisui House Ltd.	6,000	102
Seven & I Holdings Co., Ltd.	6,300	298
Sharp Corp. (h)	8,000	11
Shikoku Electric Power Co., Inc.	2,900	29

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Shin-Etsu Chemical Co., Ltd.	2,500	$175
Shionogi & Co., Ltd.	3,300	169
Shiseido Co., Ltd.	3,400	90
Shizuoka Bank Ltd. (The)	8,000	64
SMC Corp.	500	144
SoftBank Group Corp.	5,600	363
Sompo Japan Nipponkoa Holdings, Inc.	300	9
Sony Corp.	700	23
Sony Corp. ADR	6,835	227
Sumitomo Chemical Co., Ltd.	11,000	49
Sumitomo Corp.	8,800	98
Sumitomo Electric Industries Ltd.	12,500	177
Sumitomo Metal Mining Co., Ltd.	5,000	69
Sumitomo Mitsui Financial Group, Inc.	9,800	330
Sumitomo Mitsui Trust Holdings, Inc.	2,300	75
Sumitomo Realty & Development Co., Ltd.	5,000	130
Suzuki Motor Corp.	3,200	107
T&D Holdings, Inc.	4,400	50
Takeda Pharmaceutical Co., Ltd.	5,600	268
TDK Corp.	800	53
Terumo Corp.	3,500	134
Tobu Railway Co., Ltd.	17,000	87
Tohoku Electric Power Co., Inc.	3,500	46
Tokio Marine Holdings, Inc.	3,700	142
Tokyo Electric Power Co. Holdings Inc, (h)	7,200	31
Tokyo Electron Ltd.	1,100	97
Tokyo Gas Co., Ltd.	20,000	89
Tokyu Corp.	9,000	69
Toppan Printing Co., Ltd.	6,000	54
Toray Industries, Inc.	14,000	136
Toshiba Corp. (h)	32,000	107
Toyota Industries Corp.	1,900	88
Toyota Motor Corp.	20,600	1,195
Trend Micro, Inc.	900	31
Unicharm Corp.	4,100	106
West Japan Railway Co.	1,700	105
Yahoo! Japan Corp.	14,400	57
Yamada Denki Co., Ltd.	7,200	36
Yamato Holdings Co., Ltd.	5,000	116
		18,108
Mexico (0.0%)
Fresnillo PLC	1,382	33
Netherlands (1.2%)
ABN AMRO Group N.V. (c)	2,100	43
Akzo Nobel N.V.	4,136	280
ArcelorMittal (h)	12,177	74
ASML Holding N.V.	2,380	261
CNH Industrial N.V.	6,659	48
Fiat Chrysler Automobiles N.V.	18,785	119
Fugro N.V. CVA (h)	657	11
Heineken N.V.	3,516	309
	Shares	Value (000)
ING Groep N.V.	80,222	$989
Koninklijke DSM N.V.	3,186	215
Koninklijke KPN N.V.	6,177	21
Koninklijke Philips N.V.	11,422	338
Koninklijke Vopak N.V.	1,006	53
PostNL N.V. (h)	4,654	21
Priceline Group, Inc. (The) (h)	238	350
Randstad Holding N.V.	13,264	604
TNT Express N.V. (h)	4,151	37
Unilever N.V. CVA	14,384	664
		4,437
Norway (0.3%)
Akastor ASA (h)	1,833	2
Aker Solutions ASA (h)	1,833	8
DNB ASA	11,838	155
Kvaerner ASA	1,677	2
Norsk Hydro ASA	13,781	59
Orkla ASA	10,248	106
REC Silicon ASA (h)	6,482	1
Seadrill Ltd. (h)	328	1
Statoil ASA	13,168	221
Subsea 7 SA (h)	3,127	34
Telenor ASA	16,272	280
Yara International ASA	2,039	68
		937
Poland (0.0%)
Jeronimo Martins SGPS SA	3,072	53
Portugal (0.0%)
Banco Espirito Santo SA (Registered) (h)(i)(j)	192,146	—
Galp Energia SGPS SA	2,866	39
Pharol SGPS SA (Registered)	11,841	3
		42
South Africa (0.1%)
Mondi PLC	2,267	48
SABMiller PLC	6,076	354
		402
Spain (1.0%)
Abertis Infraestructuras SA	4,633	72
ACS Actividades de Construccion y Servicios SA	1,316	40
Amadeus IT Group SA, Class A	2,024	101
Banco Bilbao Vizcaya Argentaria SA	107,614	651
Banco de Sabadell SA	65,418	84
Banco Popular Espanol SA	32,507	40
Banco Santander SA	219,205	969
Bankia SA	41,059	34
Bankinter SA	6,014	43
CaixaBank SA	33,792	85
Distribuidora Internacional de Alimentacion SA	6,935	43
Enagas SA	1,672	50
Ferrovial SA	2,579	55
Gas Natural SDG SA	2,230	46
Iberdrola SA	38,662	263

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Spain (cont'd)
Industria de Diseno Textil SA	10,358	$384
Mediaset Espana Comunicacion SA	20,880	247
Red Electrica Corp., SA	4,824	104
Repsol SA	6,203	84
Telefonica SA	26,738	270
		3,665
Sweden (1.0%)
Assa Abloy AB, Class B	9,837	200
Atlas Copco AB, Class A	9,926	299
Atlas Copco AB, Class B	7,174	196
Electrolux AB, Class B	2,950	74
Hennes & Mauritz AB, Class B	10,362	292
Husqvarna AB, Class B	5,449	47
Investor AB, Class B	11,790	431
Modern Times Group MTG AB, Class B	443	11
Nordea Bank AB	26,050	258
Sandvik AB	15,296	168
Skandinaviska Enskilda Banken AB, Class A	14,182	142
Skanska AB, Class B	3,281	77
SKF AB, Class B	6,298	109
Svenska Cellulosa AB SCA, Class B	8,585	255
Svenska Handelsbanken AB, Class A	16,437	226
Swedbank AB, Class A	4,898	115
Swedish Match AB	4,201	154
Telefonaktiebolaget LM Ericsson, Class B	25,830	186
Telia Co AB	31,426	141
Volvo AB, Class B	8,272	94
		3,475
Switzerland (3.5%)
ABB Ltd. (Registered) (h)	37,474	841
Actelion Ltd. (Registered) (h)	1,056	183
Adecco Group AG (Registered)	16,474	928
Cie Financiere Richemont SA (Registered)	5,331	325
Coca-Cola HBC AG (h)	1,136	26
Credit Suisse Group AG (Registered) (h)	16,331	214
Geberit AG (Registered)	894	391
Givaudan SA (Registered)	99	201
Julius Baer Group Ltd. (h)	2,309	94
Kuehne & Nagel International AG (Registered)	732	106
LafargeHolcim Ltd. (Registered) (h)	343	18
LafargeHolcim Ltd. (Registered) (h)	4,228	228
Lonza Group AG (Registered) (h)	523	100
Nestle SA (Registered)	38,089	3,001
Novartis AG (Registered)	23,572	1,854
Roche Holding AG (Genusschein)	6,415	1,589
SGS SA (Registered)	60	134
Sonova Holding AG (Registered)	957	135
Swatch Group AG (The)	353	100
Swiss Re AG	1,336	121
Swisscom AG (Registered)	745	354
Syngenta AG (Registered)	914	400
	Shares	Value (000)
Transocean Ltd. (h)	3,245	$34
UBS Group AG (Registered)	30,443	413
Zurich Insurance Group AG (h)	2,528	651
		12,441
United Arab Emirates (0.0%)
Mediclinic International PLC	2,256	27
United Kingdom (4.4%)
3i Group PLC	5,910	50
Aberdeen Asset Management PLC	5,530	23
Admiral Group PLC	1,303	35
Aggreko PLC	1,584	20
Anglo American PLC (h)	8,504	107
Ashtead Group PLC	3,127	51
Associated British Foods PLC	2,284	77
AstraZeneca PLC	7,819	506
Auto Trader Group PLC (c)	6,244	33
Aviva PLC	24,622	141
Babcock International Group PLC	1,542	21
BAE Systems PLC	19,375	131
Barclays PLC	103,082	225
Barratt Developments PLC	6,174	40
Berkeley Group Holdings PLC	799	27
BHP Billiton PLC	12,962	195
BP PLC	114,221	665
British American Tobacco PLC	11,552	739
British Land Co., PLC REIT	6,046	50
BT Group PLC	52,122	263
Bunzl PLC	2,063	61
Burberry Group PLC	2,739	49
Capita PLC	4,106	36
Carnival PLC	1,180	58
Centrica PLC	33,666	100
Cobham PLC	10,431	23
Compass Group PLC	10,247	199
Croda International PLC	814	37
Diageo PLC	15,437	443
Direct Line Insurance Group PLC	8,358	39
Dixons Carphone PLC	6,003	29
easyJet PLC	39,203	512
Experian PLC	5,973	120
G4S PLC	9,585	28
GKN PLC	10,593	44
GlaxoSmithKline PLC	30,162	643
Glencore PLC (h)	73,910	203
Hammerson PLC REIT	4,859	37
Hargreaves Lansdown PLC	1,560	26
Hikma Pharmaceuticals PLC	884	23
HSBC Holdings PLC	120,820	907
ICAP PLC	3,395	20
Imperial Brands PLC	6,007	310
Inmarsat PLC	2,806	26
InterContinental Hotels Group PLC	1,160	48

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
International Consolidated Airlines Group SA	5,222	$27
International Consolidated Airlines Group SA	298,646	1,546
Intertek Group PLC	1,003	45
Intu Properties PLC REIT	5,786	22
Investec PLC	3,807	23
ITV PLC	22,190	54
J Sainsbury PLC	8,399	27
Johnson Matthey PLC	1,189	51
Kingfisher PLC	14,172	69
Land Securities Group PLC REIT	4,898	67
Legal & General Group PLC	36,205	103
Liberty Global PLC LiLAC, Class A (h)	251	7
Liberty Global PLC LiLAC Series C (h)	630	18
Lloyds Banking Group PLC	397,262	281
London Stock Exchange Group PLC	1,917	70
Marks & Spencer Group PLC	10,173	44
Meggitt PLC	4,791	28
Merlin Entertainments PLC (c)	4,353	25
National Grid PLC	23,220	328
Next PLC	890	55
Old Mutual PLC	29,605	78
Pearson PLC	5,042	49
Persimmon PLC	1,880	44
Petrofac Ltd.	1,629	19
Provident Financial PLC	884	35
Prudential PLC	15,774	280
Randgold Resources Ltd.	589	59
Reckitt Benckiser Group PLC	3,954	373
RELX PLC	6,883	131
Rio Tinto PLC	7,533	251
Rolls-Royce Holdings PLC (h)	11,289	105
Royal Bank of Scotland Group PLC (h)	21,188	49
Royal Dutch Shell PLC, Class A	26,097	648
Royal Dutch Shell PLC, Class B	23,234	603
Royal Mail PLC	5,509	35
RSA Insurance Group PLC	6,182	44
Sage Group PLC (The)	6,619	63
Schroders PLC	828	29
Segro PLC REIT	4,725	28
Severn Trent PLC	1,454	47
Shire PLC	5,483	354
Shire PLC ADR	320	62
Sky PLC	6,356	74
Smith & Nephew PLC	5,518	89
Smiths Group PLC	2,488	47
SSE PLC	6,284	127
St. James's Place PLC	3,179	39
Standard Chartered PLC (h)	19,817	161
Standard Life PLC	11,912	53
Tate & Lyle PLC	2,921	28
Taylor Wimpey PLC	19,983	40
Tesco PLC (h)	49,850	118
	Shares	Value (000)
Travis Perkins PLC	1,534	$31
Unilever PLC	7,963	377
United Utilities Group PLC	4,213	55
Vodafone Group PLC	163,272	468
Weir Group PLC (The)	1,326	29
Whitbread PLC	1,145	58
William Hill PLC	5,408	21
WM Morrison Supermarkets PLC	13,647	38
Wolseley PLC	1,589	89
Worldpay Group PLC (c)	8,630	33
WPP PLC	7,968	187
		15,858
United States (23.2%)
3M Co.	1,011	178
Abbott Laboratories	3,082	130
AbbVie, Inc.	3,082	194
Abercrombie & Fitch Co., Class A	229	4
Accenture PLC, Class A	1,985	243
ACCO Brands Corp. (h)	104	1
Adobe Systems, Inc. (h)	2,013	218
Advance Auto Parts, Inc.	229	34
Advanced Micro Devices, Inc. (h)	1,860	13
AES Corp.	473	6
Aetna, Inc.	1,446	167
Affiliated Managers Group, Inc. (h)	200	29
Aflac, Inc.	281	20
Agilent Technologies, Inc.	1,099	52
Air Products & Chemicals, Inc.	257	39
Akamai Technologies, Inc. (h)	762	40
Alcoa, Inc.	2,030	21
Alexandria Real Estate Equities, Inc. REIT	900	98
Alexion Pharmaceuticals, Inc. (h)	751	92
Allegheny Technologies, Inc.	415	7
Allegion PLC	232	16
Allergan PLC (h)	2,249	518
Allstate Corp. (The)	423	29
Alphabet, Inc., Class A (h)	913	734
Alphabet, Inc., Class C (h)	917	713
Altria Group, Inc.	4,966	314
Amazon.com, Inc. (h)	910	762
AMC Networks, Inc., Class A (h)	21	1
Ameren Corp.	1,202	59
American Airlines Group, Inc.	14,362	526
American Capital Agency Corp. REIT	4,500	88
American Electric Power Co., Inc.	2,224	143
American Express Co.	4,351	279
American Tower Corp. REIT	7,520	852
Ameriprise Financial, Inc.	1,639	164
AmerisourceBergen Corp.	1,831	148
AMETEK, Inc.	476	23
Amgen, Inc.	2,897	483
Amphenol Corp., Class A	292	19

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Anadarko Petroleum Corp.	1,521	$96
Analog Devices, Inc.	2,107	136
Annaly Capital Management, Inc. REIT	13,278	139
Anthem, Inc.	917	115
Aon PLC	200	22
Apache Corp.	1,474	94
Apollo Education Group, Inc., Class A (h)	416	3
Apple, Inc.	27,673	3,128
Applied Materials, Inc.	3,859	116
Archer-Daniels-Midland Co.	1,623	68
AT&T, Inc.	22,963	933
Automatic Data Processing, Inc.	910	80
AutoZone, Inc. (h)	237	182
AvalonBay Communities, Inc. REIT	807	144
Avery Dennison Corp.	888	69
Avon Products, Inc.	3,795	21
Baker Hughes, Inc.	2,055	104
Ball Corp.	479	39
Bank of America Corp.	73,880	1,156
Bank of New York Mellon Corp. (The)	8,564	342
Baxter International, Inc.	2,160	103
BB&T Corp.	5,570	210
Becton Dickinson and Co.	1,042	187
Bed Bath & Beyond, Inc.	820	35
Berkshire Hathaway, Inc., Class B (h)	5,834	843
Best Buy Co., Inc.	786	30
Biogen, Inc. (h)	864	270
Blackhawk Network Holdings, Inc. (h)	53	2
BlackRock, Inc.	947	343
Boeing Co. (The)	1,779	234
Boston Properties, Inc. REIT	2,766	377
Boston Scientific Corp. (h)	5,667	135
Bristol-Myers Squibb Co.	11,619	626
Brixmor Property Group, Inc. REIT	2,800	78
Broadcom Ltd.	909	157
Brookfield Property Partners LP	2,480	57
Brown-Forman Corp., Class B	62	3
Bunge Ltd.	426	25
C.H. Robinson Worldwide, Inc.	687	48
CA, Inc.	995	33
CalAtlantic Group, Inc.	2,600	87
California Resources Corp.	221	3
Campbell Soup Co.	222	12
Capital One Financial Corp.	3,437	247
Cardinal Health, Inc.	1,701	132
Care Capital Properties, Inc. REIT	161	5
CarMax, Inc. (h)	457	24
Carnival Corp.	1,129	55
Caterpillar, Inc.	2,307	205
CBRE Group, Inc., Class A (h)	6,969	195
CBS Corp., Class B	3,071	168
CDK Global, Inc.	370	21
	Shares	Value (000)
Celanese Corp. Series A	220	$15
Celgene Corp. (h)	2,812	294
CenterPoint Energy, Inc.	2,396	56
CenturyLink, Inc.	1,970	54
Cerner Corp. (h)	1,132	70
CF Industries Holdings, Inc.	1,660	40
Charles Schwab Corp. (The)	6,973	220
Charter Communications, Inc. (h)	796	215
Chemours Co. (The)	294	5
Chesapeake Energy Corp. (h)	2,464	15
Chevron Corp.	4,895	504
Chipotle Mexican Grill, Inc. (h)	223	94
Chubb Ltd.	158	20
Cigna Corp.	1,186	155
Cintas Corp.	754	85
Cisco Systems, Inc.	22,272	706
CIT Group, Inc.	895	32
Citigroup, Inc.	15,962	754
Citizens Financial Group, Inc.	1,450	36
Citrix Systems, Inc. (h)	909	77
Cliffs Natural Resources, Inc. (h)	437	3
Clorox Co. (The)	719	90
CME Group, Inc.	1,211	127
Coach, Inc.	893	33
Coca-Cola Co.	15,151	641
Coca-Cola European Partners PLC	945	38
Cognizant Technology Solutions Corp., Class A (h)	2,808	134
Colgate-Palmolive Co.	4,554	338
Comcast Corp., Class A	8,419	559
Comerica, Inc.	672	32
ConAgra Foods, Inc.	1,543	73
Concho Resources, Inc. (h)	360	49
ConocoPhillips	3,685	160
CONSOL Energy, Inc.	909	17
Consolidated Edison, Inc.	1,106	83
Constellation Brands, Inc., Class A	233	39
Corning, Inc.	2,304	54
Costco Wholesale Corp.	2,931	447
CR Bard, Inc.	431	97
Crimson Wine Group Ltd. (h)	181	2
Crown Castle International Corp. REIT	5,796	546
Crown Holdings, Inc. (h)	380	22
CST Brands, Inc.	219	11
CSX Corp.	3,358	102
Cummins, Inc.	961	123
CVS Health Corp.	821	73
D.R. Horton, Inc.	8,050	243
Danaher Corp.	397	31
Darden Restaurants, Inc.	404	25
DaVita, Inc. (h)	752	50
Deere & Co.	1,518	130

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Dell Technologies, Inc. — VMware, Inc., Class V (h)	952	$46
Delta Air Lines, Inc.	19,543	769
Deltic Timber Corp.	250	17
Denbury Resources, Inc.	504	2
Devon Energy Corp.	1,142	50
DeVry Education Group, Inc.	21	—	@
Diamond Offshore Drilling, Inc.	43	1
Digital Realty Trust, Inc. REIT	2,000	194
Discover Financial Services	2,989	169
Discovery Communications, Inc., Class A (h)	882	24
Discovery Communications, Inc., Class C (h)	2,088	55
Dollar General Corp.	186	13
Dollar Tree, Inc. (h)	433	34
Dominion Resources, Inc.	2,903	216
Dover Corp.	226	17
Dow Chemical Co. (The)	1,100	57
Dr. Pepper Snapple Group, Inc.	471	43
DTE Energy Co.	830	78
Duke Energy Corp.	2,282	183
Duke Realty Corp. REIT	4,500	123
Dun & Bradstreet Corp. (The)	406	55
E*Trade Financial Corp. (h)	800	23
Eagle Materials, Inc.	1,000	77
Eastman Chemical Co.	262	18
Eaton Corp., PLC	1,168	77
eBay, Inc. (h)	3,967	131
Ecolab, Inc.	808	98
Edison International	1,987	144
Edwards Lifesciences Corp. (h)	342	41
EI du Pont de Nemours & Co.	912	61
Eli Lilly & Co.	6,453	518
Emerson Electric Co.	2,385	130
Endo International PLC (h)	800	16
Engility Holdings, Inc. (h)	18	1
Entergy Corp.	750	58
EOG Resources, Inc.	2,192	212
EQT Corp.	419	30
Equifax, Inc.	801	108
Equinix, Inc. REIT	800	288
Equity Residential REIT	1,533	99
ESC Seventy Seven (j)	275	—
Estee Lauder Cos., Inc. (The), Class A	1,539	136
Exelon Corp.	3,750	125
Expedia, Inc.	232	27
Expeditors International of Washington, Inc.	436	22
Express Scripts Holding Co. (h)	3,376	238
Extra Space Storage, Inc. REIT	1,600	127
Exxon Mobil Corp.	12,266	1,071
Fastenal Co.	911	38
Federal Realty Investment Trust REIT	900	139
FedEx Corp.	954	167
	Shares	Value (000)
Fidelity National Information Services, Inc.	111	$9
Fifth Third Bancorp	6,631	136
First American Financial Corp.	2,400	94
First Solar, Inc. (h)	275	11
FirstEnergy Corp.	1,736	57
Fiserv, Inc. (h)	776	77
Flowserve Corp.	460	22
Fluor Corp.	406	21
FMC Corp.	442	21
FMC Technologies, Inc. (h)	1,281	38
Ford Motor Co.	4,959	60
Fortive Corp.	198	10
Four Corners Property Trust, Inc. REIT	274	6
Franklin Resources, Inc.	2,828	101
Freeport-McMoRan, Inc.	1,460	16
Frontier Communications Corp.	4,687	19
GameStop Corp., Class A	416	11
Gannett Co., Inc.	116	1
Gap, Inc. (The)	836	19
General Dynamics Corp.	701	109
General Electric Co.	10,958	325
General Growth Properties, Inc. REIT	8,306	229
General Mills, Inc.	2,484	159
Genuine Parts Co.	111	11
Genworth Financial, Inc., Class A (h)	10,700	53
Gilead Sciences, Inc.	4,530	358
Goldman Sachs Group, Inc. (The)	3,472	560
Grifols SA	1,898	41
Grifols SA, (Preference) Class B	252	4
H&R Block, Inc.	1,797	42
Halliburton Co.	3,478	156
Halyard Health, Inc. (h)	335	12
Harman International Industries, Inc.	43	4
Harris Corp.	23	2
Hartford Financial Services Group, Inc. (The)	228	10
Hasbro, Inc.	176	14
HCP, Inc. REIT	7,026	267
Helmerich & Payne, Inc.	440	30
Henry Schein, Inc. (h)	360	59
Hershey Co. (The)	428	41
Hess Corp.	779	42
Hewlett Packard Enterprise Co.	5,676	129
Hologic, Inc. (h)	836	32
Home Depot, Inc.	691	89
Honeywell International, Inc.	2,440	284
Host Hotels & Resorts, Inc. REIT	14,251	222
HP, Inc.	5,676	88
Humana, Inc.	384	68
Huntington Bancshares, Inc.	2,730	27
Huntington Ingalls Industries, Inc.	59	9
IHS Markit Ltd. (h)	1,607	60
Illinois Tool Works, Inc.	1,184	142
Illumina, Inc. (h)	422	77

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
IMI PLC	1,678	$23
Ingersoll-Rand PLC	587	40
Ingevity Corp. (h)	30	1
Intel Corp.	9,646	364
Intercontinental Exchange, Inc.	758	204
International Business Machines Corp.	3,971	631
International Flavors & Fragrances, Inc.	233	33
International Game Technology PLC	399	10
International Paper Co.	410	20
Interpublic Group of Cos., Inc. (The)	2,511	56
Interval Leisure Group, Inc.	199	3
Intuit, Inc.	1,602	176
Intuitive Surgical, Inc. (h)	415	301
Invesco Ltd.	3,291	103
Iron Mountain, Inc. REIT	4,678	176
ITT, Inc.	219	8
Jabil Circuit, Inc.	222	5
Jacobs Engineering Group, Inc. (h)	511	26
Janus Capital Group, Inc.	111	2
JB Hunt Transport Services, Inc.	228	18
JC Penney Co., Inc. (h)	222	2
JetBlue Airways Corp. (h)	8,116	140
JM Smucker Co. (The)	459	62
Johnson & Johnson	19,198	2,268
Johnson Controls International PLC	1,616	75
Jones Lang LaSalle, Inc.	700	80
Joy Global, Inc.	231	6
JPMorgan Chase & Co.	30,407	2,025
Juniper Networks, Inc.	2,911	70
KB Home	1,800	29
KBR, Inc.	562	8
Kellogg Co.	960	74
KeyCorp	8,435	103
Keysight Technologies, Inc. (h)	649	21
Kimberly-Clark Corp.	2,007	253
Kimco Realty Corp. REIT	6,739	195
KLA-Tencor Corp.	749	52
Knowles Corp. (h)	113	2
Kohl's Corp.	989	43
Koninklijke Ahold Delhaize N.V.	25,444	580
Kraft Heinz Co. (The)	1,535	137
Kroger Co. (The)	6,650	197
L Brands, Inc.	1,051	74
L-3 Communications Holdings, Inc.	111	17
Laboratory Corp. of America Holdings (h)	429	59
Lam Research Corp.	422	40
Las Vegas Sands Corp.	955	55
Legg Mason, Inc.	1,154	39
Lennar Corp., Class A	4,450	188
Leucadia National Corp.	2,132	41
Lexmark International, Inc., Class A	111	4
Li & Fung Ltd. (d)	40,000	21
	Shares	Value (000)
Liberty Global PLC, Class A (h)	1,161	$40
Liberty Global PLC Series C (h)	2,889	95
Liberty Property Trust REIT	2,409	97
Linear Technology Corp.	939	56
Lockheed Martin Corp.	443	106
Loews Corp.	366	15
Louisiana-Pacific Corp. (h)	3,050	57
Lowe's Cos., Inc.	3,233	233
LyondellBasell Industries N.V., Class A	414	33
M&T Bank Corp.	1,042	121
M/I Homes, Inc. (h)	450	11
Macerich Co. (The) REIT	1,867	151
Macy's, Inc.	173	6
Mallinckrodt PLC (h)	724	51
Manpowergroup, Inc.	779	56
Marathon Oil Corp.	1,965	31
Marathon Petroleum Corp.	2,046	83
Marriott International, Inc., Class A	1,336	90
Marriott Vacations Worldwide Corp.	194	14
Marsh & McLennan Cos., Inc.	366	25
Martin Marietta Materials, Inc.	1,400	251
Marvell Technology Group Ltd.	1,529	20
Masco Corp.	7,200	247
Mastercard, Inc., Class A	4,920	501
Mattel, Inc.	805	24
Maxim Integrated Products, Inc.	910	36
McDonald's Corp.	2,682	309
McKesson Corp.	981	164
MDC Holdings, Inc.	1,050	27
Mead Johnson Nutrition Co.	873	69
Medtronic PLC	4,592	397
Merck & Co., Inc.	19,669	1,228
Meritage Homes Corp. (h)	850	29
MetLife, Inc.	430	19
MGIC Investment Corp. (h)	7,400	59
MGM Resorts International (h)	1,254	33
Microchip Technology, Inc.	483	30
Micron Technology, Inc. (h)	2,786	50
Microsoft Corp.	19,920	1,147
Mohawk Industries, Inc. (h)	1,600	321
Molson Coors Brewing Co., Class B	747	82
Mondelez International, Inc., Class A	4,218	185
Monsanto Co.	1,486	152
Moody's Corp.	1,165	126
Mosaic Co. (The)	848	21
Motorola Solutions, Inc.	749	57
Murphy Oil Corp.	474	14
Murphy USA, Inc. (h)	228	16
Mylan N.V. (h)	2,641	101
NASDAQ, Inc.	1,742	118
National Oilwell Varco, Inc.	2,139	79
Navient Corp.	3,730	54
NetApp, Inc.	1,776	64

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Netflix, Inc. (h)	915	$90
NetScout Systems, Inc. (h)	3,693	108
New York Community Bancorp, Inc.	2,201	31
Newfield Exploration Co. (h)	416	18
Newmont Mining Corp.	1,481	58
News Corp., Class A	2,051	29
News Corp., Class B	405	6
NextEra Energy, Inc.	1,567	192
NIKE, Inc., Class B	3,312	174
NiSource, Inc.	64	2
Noble Corp., PLC	431	3
Noble Energy, Inc.	1,490	53
Nordstrom, Inc.	210	11
Norfolk Southern Corp.	1,990	193
Northern Trust Corp.	633	43
Northrop Grumman Corp.	409	88
NOW, Inc. (h)	507	11
Nucor Corp.	426	21
NVIDIA Corp.	1,816	124
NVR, Inc. (h)	80	131
O'Reilly Automotive, Inc. (h)	593	166
Occidental Petroleum Corp.	3,737	272
Old Republic International Corp.	5,650	100
Omnicom Group, Inc.	1,081	92
ONE Gas, Inc.	422	26
ONEOK, Inc.	1,470	76
Oracle Corp.	12,281	482
Owens Corning	2,450	131
Owens-Illinois, Inc. (h)	242	4
PACCAR, Inc.	1,526	90
Paragon Offshore PLC (h)	303	—	@
Patterson Cos., Inc.	176	8
Paychex, Inc.	893	52
PayPal Holdings, Inc. (h)	3,967	163
Peabody Energy Corp. (h)	168	—	@
Pentair PLC	189	12
People's United Financial, Inc.	1,197	19
PepsiCo, Inc.	3,657	398
Perrigo Co., PLC	821	76
Pfizer, Inc.	41,259	1,397
PG&E Corp.	1,697	104
Philip Morris International, Inc.	4,250	413
Phillips 66	2,053	165
Pioneer Natural Resources Co.	582	108
Pitney Bowes, Inc.	1,481	27
PNC Financial Services Group, Inc. (The)	3,509	316
PPG Industries, Inc.	324	33
PPL Corp.	2,202	76
Praxair, Inc.	869	105
Procter & Gamble Co. (The)	10,438	937
Progressive Corp. (The)	239	8
ProLogis, Inc. REIT	8,949	479
	Shares	Value (000)
Prudential Financial, Inc.	200	$16
Public Service Enterprise Group, Inc.	2,224	93
Public Storage REIT	3,466	773
Pulte Group, Inc.	7,450	149
QEP Resources, Inc.	723	14
QUALCOMM, Inc.	6,536	448
Quest Diagnostics, Inc.	530	45
Radian Group, Inc.	4,650	63
Ralph Lauren Corp.	47	5
Range Resources Corp.	747	29
Rayonier Advanced Materials, Inc.	175	2
Rayonier, Inc. REIT	405	11
Raytheon Co.	534	73
Realogy Holdings Corp.	2,000	52
Realty Income Corp. REIT	3,300	221
Regency Centers Corp. REIT	1,531	119
Regions Financial Corp.	11,109	110
Republic Services, Inc.	1,538	78
Reynolds American, Inc.	3,692	174
Robert Half International, Inc.	900	34
Rockwell Automation, Inc.	902	110
Rockwell Collins, Inc.	402	34
Roper Technologies, Inc.	236	43
Ross Stores, Inc.	1,490	96
Royal Caribbean Cruises Ltd.	918	69
RR Donnelley & Sons Co.	1,494	23
S&P Global, Inc.	2,395	303
Salesforce.com, Inc. (h)	2,226	159
Schlumberger Ltd.	6,209	488
Scotts Miracle-Gro Co. (The), Class A	1,250	104
Scripps Networks Interactive, Inc., Class A	461	29
Sealed Air Corp.	267	12
Sempra Energy	1,123	120
Sherwin-Williams Co. (The)	61	17
Simon Property Group, Inc. REIT	6,448	1,335
Skyline Corp. (h)	200	3
SL Green Realty Corp. REIT	1,300	141
SLM Corp. (h)	2,730	20
Southern Co. (The)	3,470	178
Southwest Airlines Co.	16,689	649
Southwestern Energy Co. (h)	1,722	24
Spectra Energy Corp.	2,242	96
Sprint Corp. (h)	11,934	79
St. Jude Medical, Inc.	1,606	128
Stanley Black & Decker, Inc.	238	29
Staples, Inc.	2,918	25
Starbucks Corp.	4,734	256
State Street Corp.	2,748	191
Stericycle, Inc. (h)	397	32
Stewart Information Services Corp.	450	20
Stryker Corp.	1,447	168
SunTrust Banks, Inc.	3,817	167
Symantec Corp.	3,312	83

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Synchrony Financial	2,450	$69
Sysco Corp.	3,552	174
T-Mobile US, Inc. (h)	116	5
T. Rowe Price Group, Inc.	2,411	160
Talen Energy Corp. (h)	344	5
Target Corp.	1,198	82
TE Connectivity Ltd.	1,500	97
TEGNA, Inc.	233	5
Tenaris SA	4,172	59
Tenet Healthcare Corp. (h)	131	3
Texas Instruments, Inc.	5,675	398
Textron, Inc.	962	38
Thermo Fisher Scientific, Inc.	1,504	239
Tiffany & Co.	241	18
Time Warner, Inc.	3,359	267
Time, Inc.	431	6
TJX Cos., Inc. (The)	2,180	163
Toll Brothers, Inc. (h)	3,600	107
Travelers Cos., Inc. (The)	408	47
TripAdvisor, Inc. (h)	232	15
Twenty-First Century Fox, Inc., Class A	7,695	186
Twenty-First Century Fox, Inc., Class B	1,682	42
Tyson Foods, Inc., Class A	1,268	95
Ultra Petroleum Corp. (h)	670	3
Union Pacific Corp.	2,210	216
United Continental Holdings, Inc. (h)	8,356	438
United Parcel Service, Inc., Class B	1,880	206
United States Steel Corp.	421	8
United Technologies Corp.	1,473	150
UnitedHealth Group, Inc.	2,522	353
Universal Forest Products, Inc.	400	39
Urban Edge Properties REIT	154	4
Urban Outfitters, Inc. (h)	186	6
US Bancorp	11,903	511
Valero Energy Corp.	1,931	102
Varian Medical Systems, Inc. (h)	497	49
Vectrus, Inc. (h)	12	—	@
Ventas, Inc. REIT	4,927	348
VEREIT, Inc. REIT	11,300	117
Verisk Analytics, Inc. (h)	928	75
Veritiv Corp. (h)	15	1
Verizon Communications, Inc.	23,100	1,201
Vertex Pharmaceuticals, Inc. (h)	422	37
VF Corp.	1,222	68
Viacom, Inc., Class B	2,023	77
Visa, Inc., Class A	6,358	526
Vornado Realty Trust REIT	2,309	234
Vulcan Materials Co.	2,850	324
Wal-Mart Stores, Inc.	10,851	783
Walgreens Boots Alliance, Inc.	5,368	433
Walt Disney Co. (The)	5,284	491
Washington Prime Group, Inc. REIT	1,274	16
	Shares	Value (000)
Waste Management, Inc.	1,989	$127
Waters Corp. (h)	221	35
Watsco, Inc.	800	113
Weatherford International PLC (h)	2,296	13
WEC Energy Group, Inc.	1,550	93
Wells Fargo & Co.	33,617	1,489
Welltower, Inc. REIT	5,097	381
Western Digital Corp.	357	21
Western Union Co. (The)	2,949	61
WestRock Co.	180	9
Weyerhaeuser Co. REIT	12,119	387
Whole Foods Market, Inc.	2,186	62
Williams Cos., Inc. (The)	4,031	124
WPX Energy, Inc. (h)	1,965	26
WW Grainger, Inc.	368	83
Wyndham Worldwide Corp.	208	14
Wynn Resorts Ltd.	420	41
Xcel Energy, Inc.	2,156	89
Xerox Corp.	2,936	30
Xilinx, Inc.	948	52
Xylem, Inc.	978	51
Yahoo!, Inc. (h)	3,349	144
Zimmer Biomet Holdings, Inc.	977	127
Zions Bancorporation	822	25
Zoetis, Inc.	6,694	348
		83,126
Total Common Stocks (Cost $167,443)		201,156
Investment Companies (0.1%)
United States (0.1%)
iShares MSCI Emerging Markets Index Fund	8,000	299
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G)	4,949	113
Total Investment Companies (Cost $500)		412
	No. of Rights
Rights (0.0%)
United States (0.0%)
Safeway Casa Ley CVR (h)	577	1
Safeway PDC, LLC CVR (h)	577	—	@
Total Rights (Cost $1)		1
	No. of Warrants
Warrants (0.0%)
France (0.0%)
Peugeot SA, expires 4/29/17 (h)	1,221	4
United States (0.0%)
Seventy Seven Energy, Inc., expires 8/1/21 (h)(j)	13	—
Seventy Seven Energy, Inc., expires 8/1/23 (h)(j)	15	—
		—
Total Warrants (Cost $2)		4

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Notional Amount (000)		Value (000)
Call Option Purchased (0.1%)
United States (0.1%)
United States Oil Fund LP December 2016 @ $11.50, Goldman Sachs & Co. (k) (Cost $217)		$557	$290
	Shares
Short-Term Investments (3.9%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,955)		5,955,495	5,955
	Face Amount (000)
Sovereign (0.5%)
Argentina (0.5%)
Letras del Banco Central de la Republica Argentina,
25.00%, 1/11/17 - 1/25/17	ARS	18,774	1,139
26.00%, 1/11/17		1,530	93
26.25%, 1/11/17 - 1/18/17		6,390	389
Total Sovereign (Cost $1,701)			1,621
U.S. Treasury Securities (1.7%)
U.S. Treasury Note,
0.63%, 12/31/16		$2,000	2,002
U.S. Treasury Bill,
0.41%, 3/23/17 (l)(m)		3,950	3,942
Total U.S. Treasury Securities (Cost $5,944)			5,944
Total Short-Term Investments (Cost $13,600)			13,520
Total Investments (99.5%) (Cost $317,739) (n)(o)(p)			357,120
Other Assets in Excess of Liabilities (0.5%)			1,844
Net Assets (100.0%)			$358,964

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security trades on the Hong Kong exchange.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2016.

(f)  When-issued security.

(g)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2016. Maturity date disclosed is the ultimate maturity date.

(h)  Non-income producing security.

(i)  Security has been deemed illiquid at September 30, 2016.

(j)  At September 30, 2016, the Portfolio held fair valued securities valued at less than $500, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(k)  Cleared option.

(l)  Rate shown is the yield to maturity at September 30, 2016.

(m)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(n)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(o)  The approximate fair value and percentage of net assets, $94,547,000 and 26.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(p)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $321,204,000. The aggregate gross unrealized appreciation is approximately $52,314,000 and the aggregate gross unrealized depreciation is approximately $16,398,000 resulting in net unrealized appreciation of approximately $35,916,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

IO  Interest Only.

MTN  Medium Term Note.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

SDR  Swedish Depositary Receipt.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2016:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	AUD	733		$561	10/5/16	$	(— @)
Australia and New Zealand Banking Group	CAD	2,361		$1,819	10/5/16		19
Australia and New Zealand Banking Group	EUR	109	GBP	94	10/5/16		(— @)
Australia and New Zealand Banking Group	EUR	481	GBP	415	10/5/16		(2)
Australia and New Zealand Banking Group	EUR	1,232	NZD	1,900	10/5/16		(1)
Australia and New Zealand Banking Group	KRW	1,658,797		$1,504	10/5/16		(2)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	MYR	1,600		$388	10/5/16	$1
Australia and New Zealand Banking Group	NZD	1,900	EUR	1,224	10/5/16	(8)
Australia and New Zealand Banking Group	NZD	1,007		$734	10/5/16	— @
Australia and New Zealand Banking Group	PLN	4,392		$1,154	10/5/16	6
Australia and New Zealand Banking Group	RUB	17,145		$271	10/5/16	(2)
Australia and New Zealand Banking Group	SGD	340		$250	10/5/16	— @
Australia and New Zealand Banking Group	THB	13,100		$379	10/5/16	— @
Australia and New Zealand Banking Group	TRY	613		$204	10/5/16	(— @)
Australia and New Zealand Banking Group		$72	EUR	64	10/5/16	— @
Australia and New Zealand Banking Group		$616	EUR	549	10/5/16	— @
Australia and New Zealand Banking Group		$67	GBP	51	10/5/16	(1)
Australia and New Zealand Banking Group		$3,833	JPY	388,142	10/5/16	(5)
Australia and New Zealand Banking Group		$1,505	KRW	1,658,797	10/5/16	1
Australia and New Zealand Banking Group		$386	MYR	1,600	10/5/16	1
Australia and New Zealand Banking Group		$728	NZD	1,007	10/5/16	5
Australia and New Zealand Banking Group		$378	THB	13,100	10/5/16	— @
Australia and New Zealand Banking Group		$206	TRY	613	10/5/16	(2)
Australia and New Zealand Banking Group	ZAR	23,716		$1,661	10/5/16	(67)
Barclays Bank PLC	EUR	293		$330	10/5/16	1
Barclays Bank PLC		$40	JPY	4,099	10/5/16	— @
Barclays Bank PLC		$731	PLN	2,829	10/5/16	8
Citibank NA	EUR	3,581		$4,023	10/5/16	1
Citibank NA	NOK	5,400	EUR	601	10/5/16	(— @)
Citibank NA	NOK	6,572		$823	10/5/16	1
Citibank NA		$2,087	CAD	2,733	10/5/16	(4)
HSBC Bank PLC	EUR	296	SEK	2,850	10/5/16	(— @)
HSBC Bank PLC	EUR	11		$13	10/5/16	(— @)
HSBC Bank PLC	GBP	17		$23	10/5/16	— @
HSBC Bank PLC	GBP	34		$44	10/5/16	— @
HSBC Bank PLC	JPY	849		$8	10/5/16	(— @)
HSBC Bank PLC	SEK	8,237		$961	10/5/16	1
HSBC Bank PLC		$6	CAD	8	10/5/16	(— @)
HSBC Bank PLC		$912	ZAR	13,254	10/5/16	54
JPMorgan Chase Bank NA	EUR	581	NOK	5,400	10/5/16	23
JPMorgan Chase Bank NA	EUR	692		$774	10/5/16	(4)
JPMorgan Chase Bank NA	EUR	509		$568	10/5/16	(3)
JPMorgan Chase Bank NA	GBP	415	EUR	486	10/5/16	8
JPMorgan Chase Bank NA	MYR	1,600		$386	10/5/16	(1)
JPMorgan Chase Bank NA	PLN	2,600	EUR	605	10/5/16	(1)
JPMorgan Chase Bank NA	SEK	2,850	EUR	300	10/5/16	4
JPMorgan Chase Bank NA		$2,294	BRL	7,477	10/5/16	5
JPMorgan Chase Bank NA		$1,529	MXN	29,369	10/5/16	(14)
JPMorgan Chase Bank NA		$397	MYR	1,600	10/5/16	(11)
JPMorgan Chase Bank NA		$1,169	NOK	9,672	10/5/16	41
JPMorgan Chase Bank NA		$2,901	PLN	11,105	10/5/16	3
JPMorgan Chase Bank NA		$262	RUB	17,145	10/5/16	11
JPMorgan Chase Bank NA		$972	SEK	8,237	10/5/16	(12)
JPMorgan Chase Bank NA		$250	SGD	340	10/5/16	(1)
JPMorgan Chase Bank NA		$848	ZAR	12,180	10/5/16	40
JPMorgan Chase Bank NA	ZAR	1,718		$125	10/5/16	(— @)
Royal Bank of Canada	CAD	380		$291	10/5/16	1
State Street Bank and Trust Co.	NOK	3,100		$382	10/5/16	(6)
UBS AG	BRL	7,477		$2,293	10/5/16	(5)
UBS AG	CAD	782	MXN	11,200	10/5/16	(19)
UBS AG	CHF	720	EUR	662	10/5/16	2
UBS AG	CHF	214		$220	10/5/16	— @
UBS AG	DKK	2,500		$376	10/5/16	(1)
UBS AG	EUR	659	CHF	720	10/5/16	1
UBS AG	EUR	600	PLN	2,600	10/5/16	6
UBS AG	EUR	455		$508	10/5/16	(4)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	GBP	93	EUR	109	10/5/16	$2
UBS AG	JPY	61,826	MXN	11,800	10/5/16	(1)
UBS AG	JPY	391,392		$3,868	10/5/16	8
UBS AG	KRW	1,658,797		$1,505	10/5/16	(1)
UBS AG	MXN	11,200	CAD	759	10/5/16	1
UBS AG	MXN	11,800	JPY	64,357	10/5/16	26
UBS AG	MXN	19,293		$1,037	10/5/16	42
UBS AG	MXN	10,076		$521	10/5/16	2
UBS AG	PLN	5,603		$1,451	10/5/16	(14)
UBS AG	PLN	2,450		$631	10/5/16	(10)
UBS AG	PLN	1,489		$387	10/5/16	(3)
UBS AG		$558	AUD	733	10/5/16	3
UBS AG		$220	CHF	214	10/5/16	(— @)
UBS AG		$378	DKK	2,500	10/5/16	(— @)
UBS AG		$5,543	EUR	4,928	10/5/16	(6)
UBS AG		$1,486	KRW	1,658,797	10/5/16	20
Bank of America NA	CHF	1,913		$1,956	10/20/16	(15)
Bank of America NA	EUR	1,807		$2,023	10/20/16	(8)
Bank of America NA	JPY	34,534		$340	10/20/16	(1)
Bank of America NA	PLN	4,301		$1,119	10/20/16	(6)
Bank of America NA		$1,117	PLN	4,274	10/20/16	— @
Bank of America NA		$3,049	SEK	26,014	10/20/16	(14)
Bank of Montreal	AUD	125		$95	10/20/16	(1)
Bank of Montreal		$47	ILS	179	10/20/16	— @
Bank of New York Mellon	CHF	284		$290	10/20/16	(2)
Bank of New York Mellon		$2	GBP	1	10/20/16	(— @)
Bank of New York Mellon		$18	SEK	157	10/20/16	(— @)
Barclays Bank PLC	AUD	3,319		$2,507	10/20/16	(32)
Barclays Bank PLC	EUR	7,198		$8,060	10/20/16	(32)
Barclays Bank PLC	RUB	15,362		$244	10/20/16	(— @)
Barclays Bank PLC		$3,606	GBP	2,759	10/20/16	(29)
Barclays Bank PLC		$1,249	RUB	82,170	10/20/16	54
Barclays Bank PLC		$2,540	RUB	161,147	10/20/16	16
BNP Paribas SA	JPY	81,559		$805	10/20/16	1
BNP Paribas SA		$1,510	CAD	1,991	10/20/16	8
BNP Paribas SA		$2,556	CAD	3,344	10/20/16	(7)
BNP Paribas SA		$46	ILS	175	10/20/16	— @
Citibank NA	CHF	313		$320	10/20/16	(2)
Citibank NA	EUR	3,269		$3,661	10/20/16	(14)
Citibank NA	HKD	4,475		$577	10/20/16	(— @)
Citibank NA	JPY	508		$5	10/20/16	(— @)
Citibank NA	SEK	23,136		$2,686	10/20/16	(14)
Citibank NA		$2,703	EUR	2,410	10/20/16	7
Citibank NA		$418	EUR	372	10/20/16	(— @)
Citibank NA		$1,067	GBP	816	10/20/16	(9)
Citibank NA		$103	SEK	877	10/20/16	(— @)
Citibank NA		$327	THB	11,364	10/20/16	1
Commonwealth Bank of Australia	AUD	2,294		$1,733	10/20/16	(22)
Commonwealth Bank of Australia	JPY	15,911		$157	10/20/16	(— @)
Credit Suisse International	CHF	306		$313	10/20/16	(2)
Credit Suisse International	EUR	4,655		$5,213	10/20/16	(21)
Credit Suisse International	MXN	4,244		$216	10/20/16	(3)
Credit Suisse International		$6	GBP	4	10/20/16	(— @)
Credit Suisse International		$482	ILS	1,818	10/20/16	3
Credit Suisse International		$55	NZD	76	10/20/16	(— @)
Credit Suisse International		$381	SGD	519	10/20/16	(1)
Credit Suisse International	ZAR	648		$46	10/20/16	(1)
Goldman Sachs International	BRL	3,740		$1,123	10/20/16	(22)
Goldman Sachs International	BRL	1,900		$586	10/20/16	4
Goldman Sachs International	BRL	1,297		$399	10/20/16	1
The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	CHF	304		$311	10/20/16	$(2)
Goldman Sachs International	EUR	4,116		$4,609	10/20/16	(18)
Goldman Sachs International	HUF	4,523		$16	10/20/16	(— @)
Goldman Sachs International	RUB	69,554		$1,059	10/20/16	(44)
Goldman Sachs International	TRY	8,064		$2,692	10/20/16	14
Goldman Sachs International		$327	EUR	290	10/20/16	(1)
Goldman Sachs International		$7	NZD	9	10/20/16	(— @)
Goldman Sachs International		$1,985	RUB	130,468	10/20/16	85
JPMorgan Chase Bank NA	AUD	629		$475	10/20/16	(6)
JPMorgan Chase Bank NA	CHF	968		$990	10/20/16	(8)
JPMorgan Chase Bank NA	EUR	2,552		$2,858	10/20/16	(11)
JPMorgan Chase Bank NA	NOK	16,960		$2,050	10/20/16	(71)
JPMorgan Chase Bank NA	TRY	175		$58	10/20/16	— @
JPMorgan Chase Bank NA		$1,019	EUR	911	10/20/16	5
JPMorgan Chase Bank NA		$3,109	MXN	61,498	10/20/16	57
JPMorgan Chase Bank NA		$1,582	MXN	30,749	10/20/16	1
JPMorgan Chase Bank NA		$102	NOK	845	10/20/16	4
JPMorgan Chase Bank NA		$2,537	NOK	20,428	10/20/16	18
JPMorgan Chase Bank NA		$140	NZD	191	10/20/16	(1)
JPMorgan Chase Bank NA		$707	SEK	6,033	10/20/16	(3)
Northern Trust Company		$295	SGD	401	10/20/16	(1)
State Street Bank and Trust Co.	DKK	435		$65	10/20/16	(— @)
State Street Bank and Trust Co.		$394	MYR	1,626	10/20/16	(1)
UBS AG	CHF	990		$1,012	10/20/16	(8)
UBS AG	DKK	6,987		$1,050	10/20/16	(5)
UBS AG	EUR	5,291		$5,925	10/20/16	(23)
UBS AG	KRW	237,248		$211	10/20/16	(5)
UBS AG	MXN	9,448		$480	10/20/16	(6)
UBS AG		$548	GBP	420	10/20/16	(4)
UBS AG		$465	GBP	359	10/20/16	(— @)
UBS AG		$2,458	NOK	20,348	10/20/16	87
UBS AG		$1,278	RUB	83,873	10/20/16	53
UBS AG		$602	SGD	819	10/20/16	(1)
UBS AG	ZAR	183		$13	10/20/16	(— @)
Australia and New Zealand Banking Group		$269	RUB	17,145	11/3/16	2
Australia and New Zealand Banking Group	GBP	94	EUR	109	11/4/16	— @
Australia and New Zealand Banking Group	GBP	415	EUR	480	11/4/16	2
Australia and New Zealand Banking Group	NZD	1,900	EUR	1,229	11/4/16	1
Australia and New Zealand Banking Group		$560	AUD	733	11/4/16	— @
Australia and New Zealand Banking Group		$1,504	KRW	1,658,797	11/4/16	2
Australia and New Zealand Banking Group		$388	MYR	1,600	11/4/16	(1)
Australia and New Zealand Banking Group		$733	NZD	1,007	11/4/16	(— @)
Australia and New Zealand Banking Group		$250	SGD	340	11/4/16	(— @)
Australia and New Zealand Banking Group		$379	THB	13,100	11/4/16	(1)
Australia and New Zealand Banking Group		$203	TRY	613	11/4/16	— @
Citibank NA	CAD	2,733		$2,087	11/4/16	4
Citibank NA	EUR	600	NOK	5,400	11/4/16	— @
Citibank NA		$4,029	EUR	3,581	11/4/16	(1)
Citibank NA		$823	NOK	6,572	11/4/16	(1)
HSBC Bank PLC	SEK	2,850	EUR	296	11/4/16	— @
HSBC Bank PLC		$44	GBP	34	11/4/16	(— @)
HSBC Bank PLC		$963	SEK	8,237	11/4/16	(1)
JPMorgan Chase Bank NA	BRL	7,477		$2,274	11/4/16	(5)
JPMorgan Chase Bank NA	EUR	603	PLN	2,600	11/4/16	1
JPMorgan Chase Bank NA	PLN	11,105		$2,899	11/4/16	(3)
JPMorgan Chase Bank NA		$869	BRL	2,861	11/4/16	3
JPMorgan Chase Bank NA		$124	ZAR	1,718	11/4/16	— @
UBS AG	CAD	757	MXN	11,200	11/4/16	(1)
UBS AG	EUR	662	CHF	720	11/4/16	(2)
UBS AG	MXN	11,800	JPY	61,522	11/4/16	1

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$221	CHF	214	11/4/16	$	(— @)
UBS AG		$377	DKK	2,500	11/4/16		1
UBS AG		$3,873	JPY	391,392	11/4/16		(8)
UBS AG		$519	MXN	10,076	11/4/16		(2)
Citibank NA	CNH	35,621		$5,403	3/16/17		111
Citibank NA		$5,342	CNH	35,621	3/16/17		(50)
Citibank NA	CNH	23,577		$3,473	5/11/17		(20)
Citibank NA	CNH	23,648		$3,482	5/11/17		(22)
Citibank NA	CNH	9,493		$1,398	5/11/17		(9)
Citibank NA	CNH	76,741		$11,444	5/11/17		74
Citibank NA		$397	CNH	2,674	5/11/17		(1)
Citibank NA		$7,010	CNH	47,472	5/11/17		24
Citibank NA		$5,405	CNH	36,773	5/11/17		43
JPMorgan Chase Bank NA	CNH	23,577		$3,491	5/11/17		(2)
JPMorgan Chase Bank NA	CNH	36,228		$5,328	5/11/17		(40)
JPMorgan Chase Bank NA	CNH	4,921		$732	5/11/17		3
JPMorgan Chase Bank NA	CNH	8,728		$1,284	5/11/17		(9)
JPMorgan Chase Bank NA	CNH	36,228		$5,343	5/11/17		(24)
JPMorgan Chase Bank NA		$467	CNH	3,150	5/11/17		(— @)
JPMorgan Chase Bank NA		$3,775	CNH	25,562	5/11/17		12
							$160

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
Amsterdam Index (Netherlands)	3	$305	Oct-16	$7
CAC 40 Index (France)	7	349	Oct-16	5
German Euro BOBL (Germany)	19	2,819	Dec-16	14
MSCI Emerging Market E Mini (United States)	20	913	Dec-16	(17)
MSCI Singapore Free Index (Singapore)	42	971	Oct-16	10
NIKKEI 225 Index (Japan)	13	1,061	Dec-16	(17)
OMXS 30 Index (Sweden)	19	319	Oct-16	9
S&P 500 E Mini Index (United States)	436	47,097	Dec-16	735
U.S. Treasury 2 yr. Note (United States)	58	12,671	Dec-16	22
U.S. Treasury 5 yr. Note (United States)	76	9,235	Dec-16	9
U.S. Treasury 10 yr. Ultra Long Bond (United States)	1	144	Dec-16	(— @)
UK Long Gilt Bond (United Kingdom)	5	844	Dec-16	(7)
Short:
Euro Stoxx 50 Index (Germany)	374	(12,579)	Dec-16	(203)
German Euro Bund (Germany)	29	(5,398)	Dec-16	(36)
Hang Seng Index (Hong Kong)	5	(751)	Oct-16	4
Japanese 10 yr. Bond (Japan)	2	(3,005)	Dec-16	(14)
S&P TSX 60 Index (Canada)	13	(1,695)	Dec-16	(2)
SPI 200 Index (Australia)	16	(1,658)	Dec-16	(28)
U.S. Treasury 10 yr. Note (United States)	246	(32,257)	Dec-16	(45)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	34	(4,901)	Dec-16	4
U.S. Treasury Long Bond (United States)	24	(4,036)	Dec-16	57
U.S. Treasury Ultra Bond (United States)	6	(1,103)	Dec-16	21
UK Long Gilt Bond (United Kingdom)	5	(844)	Dec-16	6
				$534

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Credit Default Swap Agreement:

The Portfolio had the following credit default swap agreement open at September 30, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment (Received) (000)	Unrealized Appreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Barclays Bank PLC Russian Federation	Sell	$2,912	1.00%	6/20/21	$(244)	$108	$(136)	BB+

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at September 30, 2016:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month BBSW	Pay	2.50%	5/6/26	AUD	3,016	$78
Citibank NA	6 Month BBSW	Pay	2.51	5/6/26		3,009	80
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.55	5/5/26	AUD	3,009	87
JPMorgan Chase Bank NA	6 Month BBSW	Pay	2.44	5/20/26		5,281	116
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.71	3/19/20		$7,400	(157)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.29	3/7/21		6,160	(36)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.20	7/28/21		330	(1)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.45	7/17/25		3,400	(304)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.80	3/14/26		8,220	(253)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.66	4/6/26		6,450	(156)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Pay	1.61	4/13/26		16,730	460
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.76	4/26/26		760	(25)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.62	5/13/26		8,200	(156)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.58	5/23/26	EUR	3,341	(138)
Morgan Stanley & Co., LLC*	6 Month EURIBOR	Receive	0.46	6/14/26		15,077	(226)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.50	6/16/26		$980	(6)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	1.51	7/28/26		870	(3)
							$(640)

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at September 30, 2016:

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	U.S. Apartment REITs††	$6,162	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	$—	$237
Bank of America NA	U.S. Apartment REITs††	358	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—	14
Bank of America NA	U.S. Apartment REITs††	369	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—	(1)
Bank of America NA	U.S. Apartment REITs††	1,090	3 Month USD LIBOR minus 0.24%	Pay	4/20/17	—	41
Barclays Bank PLC	MSCI Emerging Market Index	24,105	3 Month USD LIBOR minus 0.08%	Receive	3/3/17	—	298
Barclays Bank PLC	Barclays Short Elevators Index††	1,058	3 Month USD LIBOR plus 0.12%	Pay	9/8/17	—	(2)
Citibank NA	U.S. Media Index††	7,770	3 Month USD LIBOR minus 0.15%	Pay	2/8/17	—	13
Goldman Sachs International	USD Liquid High Yield Index	5,270	3 Month USD LIBOR plus 0.64%	Receive	12/23/16	(8)	350

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Upfront Payment (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	U.S. Consumer Staples Index††	$3,987	3 Month USD LIBOR minus 0.14%	Pay	3/2/17	$—	$65
Goldman Sachs International	U.S. Consumer Staples Index††	2,319	3 Month USD LIBOR minus 0.15%	Pay	3/2/17	—	38
Goldman Sachs International	Global Aerospace Index††	3,962	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(146)
Goldman Sachs International	Global Aerospace Index††	5,811	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(214)
Goldman Sachs International	Global Aerospace Index††	1,978	3 Month USD LIBOR minus 0.25%	Pay	4/6/17	—	(73)
JPMorgan Chase Bank NA	Short European Staples Index††	3,549	3 Month USD LIBOR plus 0.03%	Pay	8/11/17	—	(49)
JPMorgan Chase Bank NA	JPM Short Luxury Index††	5,518	3 Month USD LIBOR minus 0.05%	Pay	9/6/17	—	(58)
							$513

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with U.S. Apartment REITs as of September 30, 2016.

Security Description	Index Weight
U.S. Apartment REITs
Apartment Investment & Management Co.	7.26%
AvalonBay Communities, Inc.	24.44
Camden Property Trust	7.29
Equity Residential	23.53
Essex Property Trust, Inc.	14.71
Independence Realty Trust, Inc.	0.36
Mid-America Apartment Communities, Inc.	7.12
Monogram Residential Trust, Inc.	1.38
Post Properties, Inc.	4.23
UDR, Inc.	9.68
100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Short Elevators Index as of September 30, 2016.

Security Description	Index Weight
Barclays Short Elevators Index
Fujitec Co., Ltd	1.32%
Kone OYJ	56.81
Schindler Holding AG	41.37
Yungtay Engineering Co., Ltd	0.50
100.00%

The following table represents the equity basket holdings underlying the total return swap with U.S. Media Index as of September 30, 2016.

Security Description	Index Weight
U.S. Media Index
CBS Corp.	3.81%
Charter Communications, Inc.	9.18
Comcast Corp.	25.69
Discovery Communications, Inc.	1.78
DISH Network Corp.	1.92
Interpublic Group of Cos, Inc. (The)	1.44
Liberty Global PLC	4.59
Liberty Global PLC LiLAC	0.48
Liberty Media Corporation-Liberty Braves	0.08
Liberty Media Corporation-Liberty Media	0.32
Liberty Media Corporation-Liberty SiriusXM	1.56
News Corp.	0.84
Omnicom Group, Inc.	3.25
Scripps Networks Interactive, Inc.	0.75
Sirius XM Holdings, Inc.	1.59
TEGNA, Inc.	0.74
Time Warner, Inc.	10.21
Twenty-First Century Fox, Inc.	6.36
Viacom, Inc.	2.08
Walt Disney Co. (The)	23.33
100.00%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with U.S. Consumer Staples Index as of September 30, 2016.

Security Description	Index Weight
U.S. Consumer Staples Index
Altria Group, Inc.	6.57%
Archer-Daniels-Midland Co.	1.33
Brown-Forman Corp.	0.51
Campbell Soup Co.	0.52
Church & Dwight Co., Inc.	0.67
Clorox Co. (The)	0.86
Coca-Cola Co. (The)	8.78
Coca-Cola European Partners PLC	0.44
Colgate-Palmolive Co.	3.52
ConAgra Foods, Inc.	1.08
Constellation Brands, Inc.	1.53
Costco Wholesale Corp.	3.54
CVS Health Corp.	5.22
Dr. Pepper Snapple Group, Inc.	0.91
Estee Lauder Cos, Inc. (The)	1.04
General Mills, Inc.	2.02
Hershey Co. (The)	0.73
Hormel Foods Corp.	0.54
JM Smucker Co. (The)	0.86
Kellogg Co.	1.05
Kimberly-Clark Corp.	2.43
Kraft Heinz Co. (The)	2.82
Kroger Co. (The)	1.53
McCormick & Co., Inc.	0.62
Mead Johnson Nutrition Co.	0.78
Molson Coors Brewing Co.	1.06
Mondelez International, Inc.	3.70
Monster Beverage Corp.	1.17
PepsiCo, Inc.	8.40
Philip Morris International, Inc.	7.99
Procter & Gamble Co. (The)	12.95
Reynolds American, Inc.	2.07
Sysco Corp.	1.36
Tyson Foods, Inc.	1.17
Walgreens Boots Alliance, Inc.	3.72
Wal-Mart Stores, Inc.	6.00
Whole Foods Market, Inc.	0.51
100.00%

The following table represents the equity basket holdings underlying the total return swap with Global Aerospace Index as of September 30, 2016.

Security Description	Index Weight
Global Aerospace Index
Airbus Group SE	19.71%
B/E Aerospace, Inc.	2.23
Boeing Co. (The)	36.77
KLX, Inc.	0.80
Rolls-Royce Holdings PLC	7.05
Safran SA	12.52
Spirit AeroSystems Holdings, Inc.	4.64
Thales SA	3.97
TransDigm Group, Inc.	6.52
Zodiac Aerospace	5.79
100.00%

The following table represents the equity basket holdings underlying the total return swap with Short European Staples Index as of September 30, 2016.

Security Description	Index Weight
Short European Staples Index
Anheuser-Busch InBev N.V.	8.81%
Aryzta AG	0.32
Associated British Foods PLC	1.01
Barry Callebaut AG	0.24
Beiersdorf AG	0.80
British American Tobacco PLC	9.98
Carlsberg A/S	0.85
Carrefour SA	1.20
Casino Guichard Perrachon SA	0.23
Chocoladefabriken Lindt & Spruengli AG	1.06
Coca-Cola European Partners PLC	0.72
Coca-Cola HBC AG	0.35
Colruyt SA	0.31
Danone SA	3.66
Diageo PLC	6.04
Distribuidora Internacional de Alimentac	0.32
Heineken Holding N.V.	0.68
Heineken N.V.	1.70
Henkel AG & Co. KGaA	3.04
ICA Gruppen AB	0.22
Imperial Brands PLC	4.14
J Sainsbury PLC	0.36
Jeronimo Martins SGPS SA	0.37
Kerry Group PLC	1.10
Koninklijke Ahold Delhaize N.V.	2.44
L'Oreal SA	4.00
Marine Harvest ASA	0.57
METRO AG	0.44
Nestle SA	21.02
Orkla ASA	0.71
Pernod Ricard SA	2.10
Reckitt Benckiser Group PLC	5.02
Remy Cointreau SA	0.16
Svenska Cellulosa AB SCA	1.51
Swedish Match AB	0.61
Tate & Lyle PLC	0.38
Tesco PLC	1.62
Unilever N.V.	6.29
Unilever PLC	5.09
WM Morrison Supermarkets PLC	0.53
100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Short Luxury Index as of September 30, 2016.

Security Description	Index Weight
JPM Short Luxury Index
Brunello Cucinelli SpA	0.13%
Burberry Group PLC	5.87
Christian Dior SE	2.43
Cie Financiere Richemont SA	20.39
Coach, Inc.	5.83
Hermes International	3.51
Hugo Boss AG	2.88
Kering	9.07
LVMH Moet Hennessy Louis Vuitton SE	28.91
Moncler SpA	2.29
Salvatore Ferragamo SpA	2.97
Swatch Group AG (The)	15.28
Tod's SpA	0.44
100.00%

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Global Strategist Portfolio

@    Value is less than $500.

†    Credit rating as issued by Standard & Poor's.

*    Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

BBSW    Australia's Bank Bill Swap

EURIBOR  Euro Interbank Offered Rate.

LIBOR    London Interbank Offered Rate.

STIBOR    Stockholm Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNH  —  Chinese Yuan Renminbi

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

ILS  —  Israeli Shekel

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Common Stocks	56.3%
Fixed Income Securities	39.7
Other*	4.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $144,955,000 with net unrealized appreciation of approximately $534,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $160,000 and does not include open swap agreements with net unrealized depreciation of approximately $19,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Strategist Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $311,651)	$351,052
Investment in Securities of Affiliated Issuer, at Value (Cost $6,088)	6,068
Total Investments in Securities, at Value (Cost $317,739)	357,120
Foreign Currency, at Value (Cost $524)	530
Cash	12
Receivable for Variation Margin on Futures Contracts	4,595
Receivable for Investments Sold	1,962
Unrealized Appreciation on Swap Agreements	1,525
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,051
Interest Receivable	945
Dividends Receivable	329
Tax Reclaim Receivable	254
Receivable for Variation Margin on Swap Agreements	57
Receivable for Portfolio Shares Sold	26
Receivable from Affiliate	2
Other Assets	61
Total Assets	368,469
Liabilities:
Payable for Investments Purchased	5,268
Due to Broker	1,062
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	891
Payable for Advisory Fees	546
Unrealized Depreciation on Swap Agreements	543
Payable for Portfolio Shares Redeemed	388
Premium Received on Open Swap Agreements	252
Payable for Custodian Fees	86
Payable for Trustees' Fees and Expenses	80
Payable for Shareholder Services Fees — Class A	54
Payable for Distribution and Shareholder Services Fees — Class L	14
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	52
Payable for Sub Transfer Agency Fees — Class L	7
Payable for Sub Transfer Agency Fees — Class C	— @
Payable for Organizational Costs (Note K)	58
Payable for Administration Fees	24
Payable for Professional Fees	21
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	12
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	— @
Other Liabilities	137
Total Liabilities	9,505
Net Assets	$358,964
Net Assets Consist Of:
Paid-in-Capital	$329,084
Accumulated Undistributed Net Investment Income	1,214
Accumulated Net Realized Loss	(11,382)
Unrealized Appreciation (Depreciation) on:
Investments	39,401
Investments in Affiliates	(20)
Futures Contracts	534
Swap Agreements	(19)
Foreign Currency Forward Exchange Contracts	160
Foreign Currency Translations	(8)
Net Assets	$358,964

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Strategist Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$74,158
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,697,891
Net Asset Value, Offering and Redemption Price Per Share	$15.79
CLASS A:
Net Assets	$259,999
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,619,583
Net Asset Value, Redemption Price Per Share	$15.64
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.87
Maximum Offering Price Per Share	$16.51
CLASS L:
Net Assets	$23,051
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,490,042
Net Asset Value, Offering and Redemption Price Per Share	$15.47
CLASS C:
Net Assets	$1,613
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	104,613
Net Asset Value, Offering and Redemption Price Per Share	$15.42
CLASS IS:
Net Assets	$143
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,054
Net Asset Value, Offering and Redemption Price Per Share	$15.79

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Strategist Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $359 of Foreign Taxes Withheld)	$5,681
Interest from Securities of Unaffiliated Issuers	3,761
Dividends from Securities of Affiliated Issuer (Note G)	56
Total Investment Income	9,498
Expenses:
Advisory Fees (Note B)	1,683
Shareholder Services Fees — Class A (Note D)	681
Distribution and Shareholder Services Fees — Class L (Note D)	182
Distribution and Shareholder Services Fees — Class C (Note D)	17
Custodian Fees (Note F)	354
Sub Transfer Agency Fees — Class I	30
Sub Transfer Agency Fees — Class A	254
Sub Transfer Agency Fees — Class L	30
Sub Transfer Agency Fees — Class C	— @
Administration Fees (Note C)	299
Pricing Fees	130
Professional Fees	100
Registration Fees	86
Shareholder Reporting Fees	66
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	41
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Organizational Costs (Note K)	58
Trustees' Fees and Expenses	9
Other Expenses	37
Total Expenses	4,078
Rebate from Morgan Stanley Affiliate (Note G)	(25)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Custodian Fees (Note F)	(452)
Net Expenses	3,599
Net Investment Income	5,899
Realized Gain (Loss):
Investments Sold	5,978
Foreign Currency Forward Exchange Contracts	(1,490)
Foreign Currency Transactions	441
Futures Contracts	3,649
Options Written	174
Swap Agreements	(3,283)
Net Realized Gain	5,469
Change in Unrealized Appreciation (Depreciation):
Investments	15,689
Investments in Affiliates	14
Foreign Currency Forward Exchange Contracts	124
Foreign Currency Translations	36
Futures Contracts	1,194
Swap Agreements	234
Net Change in Unrealized Appreciation (Depreciation)	17,291
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	22,760
Net Increase in Net Assets Resulting from Operations	$28,659

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Strategist Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,899	$6,483
Net Realized Gain (Loss)	5,469	(18,236)
Net Change in Unrealized Appreciation (Depreciation)	17,291	(28,597)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,659	(40,350)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(1,528)
Net Realized Gain	(87)	(2,679)
Class A:
Net Investment Income	—	(6,120)
Net Realized Gain	(309)	(13,028)
Class L:
Net Investment Income	—	(334)
Net Realized Gain	(27)	(1,018)
Class C:
Net Realized Gain	(2)	—
Class IS:
Net Realized Gain	(— @)	—
Total Distributions	(425)	(24,707)
Capital Share Transactions:(1)
Class I:
Subscribed	9,802	54,340
Distributions Reinvested	86	4,190
Redeemed	(25,460)	(35,485)
Class A:
Subscribed	3,171	16,757
Distributions Reinvested	304	18,802
Redeemed	(51,527)	(64,828)
Class L:
Exchanged	2,564	—
Subscribed	—	4,778
Distributions Reinvested	27	1,327
Redeemed	(5,770)	(5,643)
Class C:
Subscribed	800	1,467 *
Distributions Reinvested	2	—
Redeemed	(681)	(— @)*
Class IS:
Subscribed	128	10 **
Net Decrease in Net Assets Resulting from Capital Share Transactions	(66,554)	(4,285)
Total Decrease in Net Assets	(38,320)	(69,342)
Net Assets:
Beginning of Period	397,284	466,626
End of Period (Including Accumulated Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $1,214 and $(921), respectively)	$358,964	$397,284
(1) Capital Share Transactions:
Class I:
Shares Subscribed	648	3,417
Shares Issued on Distributions Reinvested	6	269
Shares Redeemed	(1,711)	(2,225)
Net Increase (Decrease) in Class I Shares Outstanding	(1,057)	1,461
Class A:
Shares Subscribed	211	1,040
Shares Issued on Distributions Reinvested	21	1,211
Shares Redeemed	(3,439)	(4,081)
Net Decrease in Class A Shares Outstanding	(3,207)	(1,830)

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Global Strategist Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Class L:
Shares Exchanged	$174	$—
Shares Subscribed	—	305
Shares Issued on Distributions Reinvested	2	86
Shares Redeemed	(389)	(358)
Net Increase (Decrease) in Class L Shares Outstanding	(213)	33
Class C:
Shares Subscribed	55	95	*
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(45)	(—	@@)*
Net Increase in Class C Shares Outstanding	10	95
Class IS:
Shares Subscribed	8	1	**

*  For the period April 30, 2015 through September 30, 2015.

**  For the period May 29, 2015 through September 30, 2015.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.58	$16.99	$16.96	$15.22	$12.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.28	0.34	0.35	0.14
Net Realized and Unrealized Gain (Loss)	0.95	(1.73)	1.15	1.44	2.79
Total from Investment Operations	1.23	(1.45)	1.49	1.79	2.93
Distributions from and/or in Excess of:
Net Investment Income	—	(0.35)	(0.23)	(0.05)	(0.21)
Net Realized Gain	(0.02)	(0.61)	(1.23)	—	—
Total Distributions	(0.02)	(0.96)	(1.46)	(0.05)	(0.21)
Net Asset Value, End of Period	$15.79	$14.58	$16.99	$16.96	$15.22
Total Return++	8.42%*	(8.87)%	9.37%	11.79%	23.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$74,158	$83,930	$72,952	$52,170	$23,756
Ratio of Expenses to Average Net Assets (1)	0.68%+	0.73%+	0.72%+	0.69%+	1.37%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	0.76%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.84%+	1.78%+	1.99%+	2.18%+	1.01%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%	0.01%	0.02%
Portfolio Turnover Rate	103%	98%	62%	107%	168%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.81%	0.83%	0.83%	0.82%	N/A
Net Investment Income to Average Net Assets	1.71%	1.68%	1.88%	2.05%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.05% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.05% lower had the custodian not reimbursed the Portfolio.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 8.21%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$14.50	$16.88	$16.88	$15.18	$12.47
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.23	0.27	0.42	0.10
Net Realized and Unrealized Gain (Loss)	0.93	(1.71)	1.15	1.32	2.79
Total from Investment Operations	1.16	(1.48)	1.42	1.74	2.89
Distributions from and/or in Excess of:
Net Investment Income	—	(0.29)	(0.19)	(0.04)	(0.18)
Net Realized Gain	(0.02)	(0.61)	(1.23)	—	—
Total Distributions	(0.02)	(0.90)	(1.42)	(0.04)	(0.18)
Net Asset Value, End of Period	$15.64	$14.50	$16.88	$16.88	$15.18
Total Return++	7.98%*	(9.16)%	9.02%	11.49%	23.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$259,999	$287,438	$365,642	$373,559	$20,487
Ratio of Expenses to Average Net Assets (1)	0.99%+	1.05%+	1.07%+	0.47%+^	1.64%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	1.03%+^	N/A
Ratio of Net Investment Income to Average Net Assets (1)	1.56%+	1.44%+	1.64%+	2.60%+^	0.69%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%	0.01%	0.02%
Portfolio Turnover Rate	103%	98%	62%	107%	168%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%	1.11%	1.14%	1.11%	N/A
Net Investment Income to Average Net Assets	1.44%	1.38%	1.57%	1.96%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.07% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.07% lower had the custodian not reimbursed the Portfolio.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.09% for Class A shares. Prior to September 16, 2013, the maximum ratio was 0.99% for Class A shares.

*  Performance was positively impacted by approximately 0.27% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 7.71%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,					Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2016††	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$14.41	$16.79	$16.78	$15.15		$14.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.15	0.15	0.19	0.23		(0.02)
Net Realized and Unrealized Gain (Loss)	0.93	(1.72)	1.15	1.42		0.78
Total from Investment Operations	1.08	(1.57)	1.34	1.65		0.76
Distributions from and/or in Excess of:
Net Investment Income	—	(0.20)	(0.10)	(0.02)		(0.03)
Net Realized Gain	(0.02)	(0.61)	(1.23)	—		—
Total Distributions	(0.02)	(0.81)	(1.33)	(0.02)		(0.03)
Net Asset Value, End of Period	$15.47	$14.41	$16.79	$16.78		$15.15
Total Return++	7.47%**	(9.66)%	8.49%	10.91%		5.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,051	$24,544	$28,032	$29,025		$11
Ratio of Expenses to Average Net Assets (1)	1.52%+	1.58%+	1.57%+	1.42	%+^^	2.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	1.49	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.03%+	0.93%+	1.14%+	1.44	%+^^	(0.29	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.02%	0.01%		0.03	%*
Portfolio Turnover Rate	103%	98%	62%	107%		168	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.64%	1.69%*	1.70%	1.54%		N/A
Net Investment Income to Average Net Assets	0.91%	0.82%*	1.01%	1.32%		N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.06% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been 0.06% lower had the custodian not reimbursed the Portfolio.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.59% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.49% for Class L shares.

#  Not Annualized.

*  Annualized.

**  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 7.27%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Strategist Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$14.41	$16.03
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.03
Net Realized and Unrealized Gain (Loss)	0.93	(1.65)
Total from Investment Operations	1.03	(1.62)
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)	—
Net Asset Value, End of Period	$15.42	$14.41
Total Return++	7.13%**	(10.11	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,613	$1,363
Ratio of Expenses to Average Net Assets (1)	1.81%+	1.83	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.71%+	0.54	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	103%	98	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.94%	2.28	%*
Net Investment Income to Average Net Assets	0.58%	0.09	%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.02% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.02% lower had the custodian not reimbursed the Portfolio.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

**  Performance was positively impacted by approximately 0.21% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 6.92%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Global Strategist Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from May 29, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$14.59	$15.97
Income (Loss) from Investment Operations:
Net Investment Income†	0.26	0.09
Net Realized and Unrealized Gain (Loss)	0.96	(1.47)
Total from Investment Operations	1.22	(1.38)
Distributions from and/or in Excess of:
Net Realized Gain	(0.02)	—
Net Asset Value, End of Period	$15.79	$14.59
Total Return++	8.42%**	(8.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$143	$9
Ratio of Expenses to Average Net Assets (1)	0.70%+	0.71	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68%+	1.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	103%	98	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.44%	16.27	%*
Net Investment Loss to Average Net Assets	(3.06)%	(13.90	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

**  Performance was positively impacted by approximately 0.35% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 8.07%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Global Strategist Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

On April 30, 2015, the Portfolio suspended offering Class L shares to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options and swaps are valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$319	$—		$319
Agency Fixed Rate Mortgages	—	11,516	—		11,516
Asset-Backed Security	—	387	—		387
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,877	—		1,877
Commercial Mortgage- Backed Securities	—	2,814	—		2,814
Corporate Bonds	—	31,662	—		31,662
Mortgages — Other	—	2,546	—		2,546
Sovereign	—	66,786	—		66,786
U.S. Treasury Securities	—	23,830	—		23,830
Total Fixed Income Securities	—	141,737	—		141,737
Common Stocks
Aerospace & Defense	877	417	—		1,294
Air Freight & Logistics	464	349	—		813
Airlines	2,522	3,305	—		5,827
Auto Components	298	1,141	—		1,439
Automobiles	671	5,274	—		5,945
Banks	12,480	10,279	—	†	22,759	†
Beverages	1,246	2,573	—		3,819
Biotechnology	1,835	930	—		2,765
Building Products	433	2,250	—		2,683
Capital Markets	4,049	2,229	—		6,278
Chemicals	1,223	3,684	—		4,907
Commercial Services & Supplies	444	659	—		1,103
Communications Equipment	943	388	—		1,331
Construction & Engineering	667	2,253	—		2,920
Construction Materials	1,197	246	—		1,443
Consumer Finance	838	35	—		873
Containers & Packaging	175	155	—		330
Distributors	11	—	—		11
Diversified Consumer Services	45	—	—		45
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Diversified Financial Services	$1,013	$674	$—		$1,687
Diversified Telecommunication Services	2,780	2,446	—		5,226
Electric Utilities	1,431	1,555	—		2,986
Electrical Equipment	340	1,541	—		1,881
Electronic Equipment, Instruments & Components	198	930	—		1,128
Energy Equipment & Services	1,010	153	—	†	1,163	†
Equity Real Estate Investment Trusts (REITs)	9,593	1,080	—		10,673
Food & Staples Retailing	2,350	1,865	—		4,215
Food Products	1,077	3,826	—		4,903
Gas Utilities	72	467	—		539
Health Care Equipment & Supplies	2,073	674	—		2,747
Health Care Providers & Services	1,764	470	—		2,234
Health Care Technology	70	—	—		70
Hotels, Restaurants & Leisure	2,030	795	—		2,825
Household Durables	1,556	588	—		2,144
Household Products	1,618	1,177	—		2,795
Independent Power Producers & Energy Traders	21	34	—		55
Independent Power and Renewable Electricity Producers	20	—	—		20
Industrial Conglomerates	877	1,752	—		2,629
Information Technology Services	4,163	290	—		4,453
Insurance	2,908	2,902	—		5,810
Internet & Direct Marketing Retail	1,244	99	—		1,343
Internet Software & Services	1,795	57	—		1,852
Leisure Products	38	—	—		38
Life Sciences Tools & Services	403	169	—		572
Machinery	994	2,263	—		3,257
Marine	—	284	—		284
Media	3,154	1,647	—		4,801
Metals & Mining	821	2,340	—		3,161
Multi-Utilities	1,090	763	—		1,853
Multi-line Retail	191	127	—		318
Oil, Gas & Consumable Fuels	5,364	3,847	—		9,211
Paper & Forest Products	74	322	—		396
Personal Products	157	1,918	—		2,075
Pharmaceuticals	9,008	6,375	—		15,383
Professional Services	1,042	1,394	—		2,436
Real Estate Management & Development	470	1,805	—		2,275
Road & Rail	1,335	1,767	—		3,102

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$2,103	$598	$—	@	$2,701
Software	2,442	1,145	—		3,587
Specialty Retail	1,620	565	—		2,185
Tech Hardware, Storage & Peripherals	3,468	464	—		3,932
Textiles, Apparel & Luxury Goods	582	1,406	—		1,988
Thrifts & Mortgage Finance	153	22	—		175
Tobacco	901	1,558	—		2,459
Trading Companies & Distributors	297	1,157	—		1,454
Transportation Infrastructure	189	1,310	—		1,499
Water Utilities	47	55	—		102
Wireless Telecommunication Services	245	1,704	—		1,949
Total Common Stocks	106,609	94,547	—	@†	201,156 †
Investment Companies	412	—	—		412
Rights	—	1	—		1
Warrants	4	—	—	†	4 †
Call Option Purchased	290	—	—		290
Short-Term Investments
Investment Company	5,955	—	—		5,955
Sovereign	—	1,621	—		1,621
U.S. Treasury Securities	—	5,944	—		5,944
Total Short-Term Investments	5,955	7,565	—		13,520
Foreign Currency Forward Exchange Contracts	—	1,051	—		1,051
Futures Contracts	903	—	—		903
Credit Default Swap Agreement	—	108	—		108
Interest Rate Swap Agreements	—	821	—		821
Total Return Swap Agreements	—	1,056	—		1,056
Total Assets	114,173	246,886	—	@†	361,059 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(891)	—		(891)
Futures Contracts	(369)	—	—		(369)
Interest Rate Swap Agreements	—	(1,461)	—		(1,461)
Total Return Swap Agreements	—	(543)	—		(543)
Total Liabilities	(369)	(2,895)	—		(3,264)
Total	$113,804	$243,991	$—	@†	$357,795 †

†  Includes one or more securities which are valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, securities with a total value of approximately $13,507,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at September 30, 2015 were valued using unadjusted quoted prices at September 30, 2016. At September 30, 2016, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Warrants
Beginning Balance	$6		$—	†
Purchases	5		—	@
Sales	—		—
Amortization of discount	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		(—	@)
Change in unrealized appreciation (depreciation)	(11)		(—	@)
Realized gains (losses)	—		—
Ending Balance	$— @		$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016	$(11)	$	(—	@)

†  Includes one or more securities which are valued at zero.

@  Value is less than $500.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed- upon price typically in exchange for a premium received by the Portfolio. The Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase the Portfolio's exposure to the underlying instrument. Writing call options tend to decrease the Portfolio's exposure to the underlying instruments. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Transactions in written options for the year ended September 30, 2016 were as follows:

Written Options	Notional Amount (000)	Premiums Received (000)
Options outstanding at September 30, 2015	—	$—
Options written	27,590	194
Options closed	(27,590)	(194)
Options exercised	—	—
Options expired	—	—
Options outstanding at September 30, 2016	—	$—

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Equity Risk	$290	(a)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	1,051
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	770	(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	133	(b)
Swap Agreement	Unrealized Appreciation on Swap Agreement	Credit Risk	108
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,056
Swap Agreements	Unrealized Appreciation on Swap Agreements	Interest Rate Risk	361
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	460	(b)
Total			$4,229
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(891)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(267	)(b)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(102	)(b)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(543)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(1,461	)(b)
Total			$(3,264)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(b) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Options Purchased	$(252	)(c)
Currency Risk	Options Written	174
Currency Risk	Foreign Currency Forward Exchange Contracts	(1,490)
Commodity Risk	Futures Contracts	(595)
Currency Risk	Futures Contracts	(95)
Equity Risk	Futures Contracts	6,792
Interest Rate Risk	Futures Contracts	(2,453)
Credit Risk	Swap Agreements	80
Equity Risk	Swap Agreements	(982)
Interest Rate Risk	Swap Agreements	(2,381)
Total		$(1,202)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Options Purchased	$73	(c)
Currency Risk	Foreign Currency Forward Exchange Contracts	124
Commodity Risk	Futures Contracts	155
Currency Risk	Futures Contracts	(63)
Equity Risk	Futures Contracts	542
Interest Rate Risk	Futures Contracts	560
Credit Risk	Swap Agreements	48
Equity Risk	Swap Agreements	490
Interest Rate Risk	Swap Agreements	(304)
Total		$1,625

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(d)	Assets(e) (000)	Liabilities(e) (000)
Foreign Currency Forward Exchange Contracts	$1,051	$(891)
Swap Agreements	1,525	(543)
Total	$2,576	$(1,434)

(d) Excludes exchange traded derivatives.

(e) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(f) (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$40		$(40)	$—	$0
Bank of America NA	370		(1)	(248)	121
Bank of Montreal	—	@	(— @)	—	0
Barclays Bank PLC	485		(81)	(404)	0
BNP Paribas SA	9		(7)	—	2
Citibank NA	359		(147)	(212)	0
Credit Suisse International	3		(3)	—	0
Goldman Sachs International	557		(520)	—	37
HSBC Bank PLC	55		(1)	—	54
JPMorgan Chase Bank NA	442		(337)	—	105
Royal Bank of Canada	1		—	—	1
UBS AG	255		(129)	—	126
Total	$2,576		$(1,266)	$(864)	$446

(f) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$92	$(40)	$—	$52
Bank of America NA	45	(1)	—	44
Bank of Montreal	1	(— @)	—	1
Bank of New York Mellon	2	—	—	2
Barclays Bank PLC	95	(81)	—	14
BNP Paribas SA	7	(7)	—	0
Citibank NA	147	(147)	—	0
Commonwealth Bank of Australia	22	—	—	22
Credit Suisse International	28	(3)	—	25
Goldman Sachs International	520	(520)	—	0
HSBC Bank PLC	1	(1)	—	0
JPMorgan Chase Bank NA	337	(337)	—	0
Northern Trust Company	1	—	—	1
State Street Bank and Trust Co.	7	—	—	7
UBS AG	129	(129)	—	0
Total	$1,434	$(1,266)	$—	$168

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$227,342,000
Futures Contracts:
Average monthly original value	$267,933,000
Swap Agreements:
Average monthly notional amount	$140,075,000
Options Purchased:
Average monthly notional amount	15,371,000
Options Written:
Average monthly notional amount	15,324,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Portfolio's past holdings of approximately $949,000, the impact of which is on the Portfolio's performance is disclosed in the Financial Highlights.

The Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $2,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $145,854,000 and $202,230,000, respectively. For the year ended September 30, 2016, purchases and sales of long-term U.S. Government securities were approximately $213,287,000 and $190,444,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $24,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$30,788	$198,791	$223,624	$55	$5,955

The Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $133,000 at September 30, 2016.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$98	$1	$—	$1	$113

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant un-

certain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$425	$17,981	$6,726

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments, distribution redesignations and tax adjustments on passive foreign investment companies sold by the Portfolio, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in-Capital (000)
$(3,764)	$3,764	$—

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,855	$—

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

At September 30, 2016, the Portfolio had available for federal income tax purposes unused short term capital losses of approximately $8,160,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 50.3%.

K. Subsequent Event: Effective October 3, 2016, the Portfolio may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Portfolio organized as a company under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The initial startup cost, including legal and other costs associated with the creation of the Subsidiary, was approximately $58,000 and is reflected as "Organizational Costs" in the Statement of Operations. The Subsidiary is advised by the Adviser.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Strategist Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's performance (i) was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2016.

The Portfolio designated and paid approximately $425,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $5,585,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $360,000 and has derived net income from sources within foreign countries amounting to approximately $4,124,000.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
1627512 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Investment Advisory Agreement Approval	33
Privacy Notice	35
Trustee and Officer Information	38

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in High Yield Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,103.60	$1,021.75	$3.42	$3.29	0.65	%***
High Yield Portfolio Class A	1,000.00	1,100.70	1,020.00	5.25	5.05	1.00	***
High Yield Portfolio Class L	1,000.00	1,099.30	1,018.75	6.56	6.31	1.25	***
High Yield Portfolio Class C	1,000.00	1,096.90	1,016.25	9.17	8.82	1.75	***
High Yield Portfolio Class IS	1,000.00	1,103.80	1,021.90	3.26	3.13	0.62	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

High Yield Portfolio

The Portfolio seeks total return.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 8.72%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index (the "Index"), which returned 12.73%.

Factors Affecting Performance

•  Concerns about global growth, monetary policy, the U.K. referendum, and commodities kept markets volatile during the period. The fourth quarter of 2015 closed a difficult year in the credit markets. A combination of weak commodity prices driven by soft global economic growth, market disappointment with the actions taken by the European Central Bank at its December meeting and a first rate hike by the Federal Reserve (Fed) late in the month constrained investors' risk appetite. The global high yield credit market saw spreads move wider and as a result both the U.S. and European benchmarks reported negative excess returns for the quarter.

•  Asset prices continued to suffer in the first quarter of 2016, as risk premia rose on commodity concerns. January through mid-February was a period of extreme investor risk aversion, largely due to falling oil prices and uncertainty about China's slowing economic growth and possible currency devaluation. The early part of the quarter saw declines in many asset prices, a widening of yield spreads between U.S. Treasuries and non-Treasury fixed income sectors, and a rally in developed market government bonds.

•  June marked the occurrence of a risk event that captured market attention, as the unexpected outcome of the U.K. referendum vote resulted in high volatility in the days following its conclusion. However, this volatility cleared quickly as the month went on. In July, spreads rallied alongside other risk assets globally as accommodative policy led to a search for yield across the asset class.

•  The third quarter saw a return to focus on central bank policy, as Federal Open Market Committee (FOMC) members' median expectations projected one hike for 2016 at their September meeting. This suggests that a move in December is likely. The September meeting also confirmed that rate hikes will likely occur at a slow pace, which should mitigate potential market volatility.

•  Over the 12-month reporting period, yields on U.S. Treasuries fell across the medium and long part of the curve. With lower growth globally, as well as diminished expectations for economic growth and inflation, intermediate and long bonds rallied over the period (as bond prices and yields move in opposite directions). Specifically, the 5-, 10- and 30-year Treasury yields ended 24, 44 and 54 basis points lower, respectively.(1) U.S. 2-year Treasury yields ended the period higher, up 13 basis points.

•  In the beginning of the first quarter, the high yield sector saw a continuation of the weakness that began in the second half of 2015 as markets faced ongoing worry about falling oil prices, global recession risk, China's economic concerns and European bank solvency issues. High yield assets moved in lockstep with oil prices, which bottomed at $26.21 on February 11, 2016.(2) This led to one of the high yield market's worst-ever starts to a quarter. The asset class lost over 5% through the first six weeks of the first quarter, as represented by the Index. Fortunately, this quarter was a tale of two separate and distinct halves. From February 11 through the end of the first quarter, the high yield sector, as measured by the Index, bounced back from February's oversold conditions and returned almost 9%. This coincided with oil's strongest five-week rally since 2011.

•  The second quarter of the year brought about a continued rally in high yield as rising commodity prices and accommodative policy led to a search for yield across the asset class. Geopolitical risks across the globe diminished as China and emerging market concerns lessened. Oil prices continued to rise, almost doubling from the lows experienced during early February. This led to a significant rally in commodity-related sectors, especially within energy as the sector returned over 18% during the quarter.

(1)  Source for U.S. Treasury yields: Bloomberg L.P.

(2)  Source: Bloomberg. Data as of March 31, 2016.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

•  The strong performance in high yield this year extended into the third quarter. Total return for the high yield Index was positive for an eighth consecutive month, generating +0.67% in September and extending year-to-date (YTD) total return to +15.1%. At this time last year, the Index's YTD total return was –2.5%. Higher-beta credit continued to outperform, while lower-beta and defensive segments of the market continued to lag. Yields on the asset class are now at their lowest level since June 2015 after declining over 350 basis points from the mid-February high of 10.1%.(3)

•  From February 11, when oil reached $26 dollars a barrel, to the end of September, we have seen an 84% increase in the price of oil.(4) As the price of oil has recovered significantly, higher-beta parts of the market, such as commodity-related and lower rated credits, have led a massive rally. The largest detractor during this period has been an underweight to these lower-quality energy names, as well as an underweight to communications, another high-beta sector. Our exposure to energy remains biased towards higher-quality issues, rather than the most distressed energy credits that rallied the most. We still believe many of these very low dollar-price distressed bonds will ultimately need to restructure and believe we are positioned favorably longer term.

•  Our overweight positioning to building materials & diversified manufacturing helped to somewhat offset this underperformance. Our positioning in food & beverage names also contributed positively to performance.

•  The Fund's performance is in line with how we expect high yield middle market credits (which we define as companies with $150 million to $1 billion of total debt outstanding) to perform: in periods where the broad market rallies rapidly, this market segment tends to underperform. The converse is true during broad sell-offs; the portfolio will typically outperform. The rally this year has been particularly strong, which dampened the Fund's relative performance in the reporting period overall. Since the lows of mid-February 2016, the Index is up over 20% through the end of September.(3) This type of performance is rarely seen over the course of an entire year, let alone eight months.

Management Strategies

•  The Portfolio is focused on middle-market high yield credits. We believe that this segment of the high yield market offers attractive opportunities, as market participants (including asset managers and sell-side research analysts) do not cover it as closely as they do the largest high yield credits. We seek middle market issuers that we believe offer a yield advantage over the broader high yield market, high coupons, shorter maturities and lower volatility than larger issuers.

•  Within energy, prefer companies with low balance sheet leverage, excellent liquidity, and that have acreage in low-cost producing areas. Within metals/mining, prefer select companies that are generating cash and own real assets.

•  We remain focused on middle market-sized credits and maintain the Portfolio's overweight in B-rated and CCC-rated bonds.

•  We continue to be overweight transports and building materials, and remain underweight communications in the Portfolio.

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

(3)  Barclays. Data as of September 30, 2016.

(4)  Source: Bloomberg L.P. Data as of September 30, 2016

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg Barclays U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(4)	8.72%	—	—	8.60%
Portfolio — Class A Shares w/o sales charges(4)	8.24	—	—	8.24
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	3.68	—	—	7.25
Portfolio — Class L Shares w/o sales charges(4)	7.95	—	—	7.97
Portfolio — Class C Shares w/o sales charges(6)	7.47	—	—	2.41
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(6)	6.47	—	—	2.41
Portfolio — Class IS Shares w/o sales charges(5)	8.75	—	—	2.86
Bloomberg Barclays U.S. Corporate High Yield Index	12.73	—	—	6.68
Lipper High Current Yield Bond Funds Index	9.45	—	—	5.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced operations on March 28, 2014.

(6)  Commenced operations on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.8%)
Corporate Bonds (94.5%)
Basic Materials (5.3%)
American Gilsonite Co.
11.50%, 9/1/17 (a)	$500	$352
Chemtura Corp.
5.75%, 7/15/21	525	552
Eco Services Operations LLC/Eco Finance Corp.
8.50%, 11/1/22 (a)	750	784
Hexion, Inc.,
8.88%, 2/1/18	550	527
10.00%, 4/15/20	250	247
HudBay Minerals, Inc.
9.50%, 10/1/20	750	756
International Wire Group, Inc.
10.75%, 8/1/21 (a)	750	716
Lundin Mining Corp.
7.50%, 11/1/20 (a)	500	534
MSCI, Inc.
4.75%, 8/1/26 (a)	400	406
Prince Mineral Holding Corp.
11.50%, 12/15/19 (a)	800	754
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.
6.38%, 5/1/22 (a)	750	763
Versum Materials, Inc.
5.50%, 9/30/24 (a)	225	232
		6,623
Communications (9.6%)
Bankrate, Inc.
6.13%, 8/15/18 (a)	565	573
Cable One, Inc.
5.75%, 6/15/22 (a)	630	660
CCO Holdings LLC/CCO Holdings Capital Corp.
5.75%, 1/15/24	600	639
Columbus Cable Barbados Ltd.
7.38%, 3/30/21 (a)	750	798
CommScope Technologies Finance LLC
6.00%, 6/15/25 (a)	400	428
CommScope, Inc.
5.50%, 6/15/24 (a)	400	422
CSC Holdings LLC,
5.25%, 6/1/24	500	476
5.50%, 4/15/27 (a)	450	461
DISH DBS Corp.
7.75%, 7/1/26 (a)	400	426
GCI, Inc.,
6.75%, 6/1/21	250	258
6.88%, 4/15/25	250	258
Gray Television, Inc.
5.88%, 7/15/26 (a)	500	505
Intelsat Jackson Holdings SA
8.00%, 2/15/24 (a)	500	504
	Face Amount (000)	Value (000)
inVentiv Health, Inc.
9.00%, 1/15/18 (a)	$500	$514
Lamar Media Corp.,
5.38%, 1/15/24	250	264
5.75%, 2/1/26	300	324
MDC Partners, Inc.
6.50%, 5/1/24 (a)	500	465
Midcontinent Communications & Midcontinent Finance Corp.,
6.25%, 8/1/21 (a)	450	474
6.88%, 8/15/23 (a)	350	375
Netflix, Inc.
5.88%, 2/15/25	500	542
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.63%, 2/15/24	500	522
SFR Group SA
6.00%, 5/15/22 (a)	500	512
Sinclair Television Group, Inc.
5.88%, 3/15/26 (a)	450	469
Syniverse Holdings, Inc.
9.13%, 1/15/19	250	190
T-Mobile USA, Inc.
6.84%, 4/28/23	500	541
Virgin Media Secured Finance PLC
5.50%, 8/15/26 (a)	500	511
		12,111
Consumer, Cyclical (21.9%)
Accuride Corp.
9.50%, 8/1/18	750	754
Air Canada
7.75%, 4/15/21 (a)	750	814
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (a)	200	182
Allied Specialty Vehicles, Inc.
8.50%, 11/1/19 (a)	750	778
American Airlines Group, Inc.
5.50%, 10/1/19 (a)	500	523
American Builders & Contractors Supply Co., Inc.
5.63%, 4/15/21 (a)	500	520
Aramark Services, Inc.,
4.75%, 6/1/26 (a)	400	403
5.13%, 1/15/24	250	261
AV Homes, Inc.
8.50%, 7/1/19	750	782
Beacon Roofing Supply, Inc.
6.38%, 10/1/23	500	542
Beazer Homes USA, Inc.
8.75%, 3/15/22 (a)	750	793
Carrols Restaurant Group, Inc.
8.00%, 5/1/22	500	543
CCM Merger, Inc.
9.13%, 5/1/19 (a)	100	105

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Century Communities, Inc.
6.88%, 5/15/22	$750	$761
Chester Downs & Marina LLC/Chester Downs Finance Corp.
9.25%, 2/1/20 (a)	700	649
Churchill Downs, Inc.
5.38%, 12/15/21 (a)	300	314
Commercial Vehicle Group, Inc.
7.88%, 4/15/19	750	752
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 7/1/19 (a)	417	423
Eldorado Resorts, Inc.
7.00%, 8/1/23	400	427
EMI Music Publishing Group North America Holdings, Inc.
7.63%, 6/15/24 (a)	550	597
Empire Today LLC/Empire Today Finance Corp.
11.38%, 2/1/17 (a)	805	810
Exide Technologies
8.63%, 2/1/18 (b)(c)(d)	100	—
FelCor Lodging LP
6.00%, 6/1/25	450	470
Gibson Brands, Inc.
8.88%, 8/1/18 (a)	500	375
Global Partners LP/GLP Finance Corp.
6.25%, 7/15/22	750	699
Golden Nugget Escrow, Inc.
8.50%, 12/1/21 (a)	250	264
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 3/15/19 (a)	710	754
Guitar Center, Inc.
6.50%, 4/15/19 (a)	700	619
Hanesbrands, Inc.
4.88%, 5/15/26 (a)	500	514
JC Penney Corp., Inc.,
5.88%, 7/1/23 (a)	400	418
8.13%, 10/1/19	500	547
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC
5.00%, 6/1/24 (a)	500	524
Landry's, Inc.
6.75%, 10/15/24 (a)(e)	700	714
Logan's Roadhouse, Inc.
10.75%, 10/15/17 (b)(c)	550	41
Meritor, Inc.
6.25%, 2/15/24	750	722
National CineMedia LLC
5.75%, 8/15/26 (a)	550	572
Neiman Marcus Group Ltd., LLC
8.75%, 10/15/21 (a)(f)	350	277
	Face Amount (000)	Value (000)
Oshkosh Corp.
5.38%, 3/1/22	$750	$793
Party City Holdings, Inc.
6.13%, 8/15/23 (a)	500	536
Performance Food Group, Inc.
5.50%, 6/1/24 (a)	250	259
Playa Resorts Holding BV
8.00%, 8/15/20 (a)	500	513
Rite Aid Corp.,
6.13%, 4/1/23 (a)	250	271
6.75%, 6/15/21	500	528
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%, 8/15/21 (a)	750	776
RSI Home Products, Inc.
6.50%, 3/15/23 (a)	450	477
Sally Holdings LLC/Sally Capital, Inc.
5.63%, 12/1/25	500	541
Sonic Automotive, Inc.
5.00%, 5/15/23	500	495
Speedway Motorsports, Inc.
5.13%, 2/1/23	335	344
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
6.38%, 6/1/21 (a)	694	697
Tempur Sealy International, Inc.
5.50%, 6/15/26 (a)	500	516
Tops Holding LLC/Tops Markets II Corp.
8.00%, 6/15/22 (a)	750	679
United Continental Holdings, Inc.
6.38%, 6/1/18	400	422
VistaJet Malta Finance PLC/VistaJet Co., Finance LLC
7.75%, 6/1/20 (a)	300	134
Wolverine World Wide, Inc.
5.00%, 9/1/26 (a)	500	506
		27,730
Consumer, Non-Cyclical (12.8%)
Acadia Healthcare Co., Inc.,
5.13%, 7/1/22	250	249
5.63%, 2/15/23	500	510
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	400	261
Alere, Inc.
6.38%, 7/1/23 (a)	200	205
Amsurg Corp.
5.63%, 7/15/22	400	411
APX Group, Inc.
6.38%, 12/1/19	500	512
Beverages & More, Inc.
10.00%, 11/15/18 (a)	739	705
Brand Energy & Infrastructure Services, Inc.
8.50%, 12/1/21 (a)	750	754

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Bumble Bee Holdco SCA
9.63%, 3/15/18 (a)(f)	$465	$463
Bumble Bee Holdings, Inc.
9.00%, 12/15/17 (a)	500	504
Central Garden & Pet Co.
6.13%, 11/15/23	500	537
Cenveo Corp.
6.00%, 8/1/19 (a)	750	669
Concordia International Corp.
7.00%, 4/15/23 (a)	250	162
DPx Holdings BV
7.50%, 2/1/22 (a)	100	106
DS Services of America, Inc.
10.00%, 9/1/21 (a)	304	340
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	750	686
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	500	516
Great Lakes Dredge & Dock Corp.
7.38%, 2/1/19	750	739
Harland Clarke Holdings Corp.
9.75%, 8/1/18 (a)	750	772
HCA, Inc.
5.25%, 6/15/26	450	479
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 8/1/23 (a)	500	521
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC
5.50%, 4/15/25 (a)	500	478
MPH Acquisition Holdings LLC
7.13%, 6/1/24 (a)	150	162
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%, 1/15/24 (a)	450	483
Pinnacle Operating Corp.
9.00%, 11/15/20 (a)	400	280
Quintiles Transnational Corp.
4.88%, 5/15/23 (a)	300	310
Service Corp. International
5.38%, 1/15/22	250	261
Spectrum Brands, Inc.
5.75%, 7/15/25	500	542
Teleflex, Inc.
4.88%, 6/1/26	200	208
Tenet Healthcare Corp.
4.35%, 6/15/20 (g)	525	530
TMS International Corp.
7.63%, 10/15/21 (a)	975	838
TreeHouse Foods, Inc.
6.00%, 2/15/24 (a)	500	541
	Face Amount (000)	Value (000)
United Rentals North America, Inc.
5.75%, 11/15/24	$500	$521
Valeant Pharmaceuticals International, Inc.,
5.88%, 5/15/23 (a)	250	217
6.13%, 4/15/25 (a)	250	216
Wells Enterprises, Inc.
6.75%, 2/1/20 (a)	500	518
		16,206
Diversified (0.6%)
Horizon Pharma, Inc.
6.63%, 5/1/23	250	237
PetSmart, Inc.
7.13%, 3/15/23 (a)	500	525
		762
Energy (13.7%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 9/15/24 (a)	500	507
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (a)	500	491
Callon Petroleum Co.
6.13%, 10/1/24 (a)(e)	400	415
Carrizo Oil & Gas, Inc.
6.25%, 4/15/23	800	796
Concho Resources, Inc.
5.50%, 4/1/23	750	777
Continental Resources, Inc.
5.00%, 9/15/22	750	750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 4/1/23	250	254
CrownRock LP/CrownRock Finance, Inc.
7.75%, 2/15/23 (a)	200	216
DCP Midstream LLC
5.35%, 3/15/20 (a)	400	412
Denbury Resources, Inc.
5.50%, 5/1/22	650	470
Endeavor Energy Resources LP/EER Finance, Inc.,
7.00%, 8/15/21 (a)	250	258
8.13%, 9/15/23 (a)	500	535
Ensco PLC
4.50%, 10/1/24	700	506
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.00%, 12/1/24 (a)	500	481
5.75%, 10/1/25 (a)	250	250
Holly Energy Partners LP/Holly Energy Finance Corp.
6.00%, 8/1/24 (a)	200	208
Laredo Petroleum, Inc.,
5.63%, 1/15/22	250	244
6.25%, 3/15/23	450	443
Lonestar Resources America, Inc.
8.75%, 4/15/19 (a)	600	381

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Matador Resources Co.
6.88%, 4/15/23	$225	$234
Murphy Oil Corp.
6.88%, 8/15/24	400	414
Newfield Exploration Co.
5.38%, 1/1/26	500	504
Northern Oil and Gas, Inc.
8.00%, 6/1/20	750	581
Northern Tier Energy LLC/Northern Tier Finance Corp.
7.13%, 11/15/20	550	565
ONEOK, Inc.
4.25%, 2/1/22	500	492
Pacific Drilling V Ltd.
7.25%, 12/1/17 (a)	450	184
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 2/15/22 (a)	750	801
PDC Energy, Inc.
6.13%, 9/15/24 (a)	500	519
Rice Energy, Inc.
6.25%, 5/1/22	750	778
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.63%, 11/15/23	450	412
RSP Permian, Inc.
6.63%, 10/1/22	500	526
Seven Generations Energy Ltd.
8.25%, 5/15/20 (a)	350	374
SM Energy Co.,
5.00%, 1/15/24	750	709
6.75%, 9/15/26	325	329
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 9/15/24 (a)	210	212
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.38%, 5/1/24	500	539
Whiting Petroleum Corp.
5.75%, 3/15/21	750	705
		17,272
Finance (9.7%)
Baytex Energy Corp.
5.63%, 6/1/24 (a)	350	287
CNO Financial Group, Inc.
4.50%, 5/30/20	500	514
Compiler Finance Sub, Inc.
7.00%, 5/1/21 (a)	500	235
CTR Partnership LP/CareTrust Capital Corp.
5.88%, 6/1/21	500	520
DuPont Fabros Technology LP
5.63%, 6/15/23	500	527
HUB International Ltd.
7.88%, 10/1/21 (a)	700	716
	Face Amount (000)	Value (000)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00%, 8/1/20	$750	$757
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.
7.25%, 8/1/22 (a)	250	219
Interface Security Systems Holdings, Inc./Interface Security Systems LLC
9.25%, 1/15/18	500	508
Iron Mountain, Inc.
6.00%, 10/1/20 (a)	500	529
iStar, Inc.
6.50%, 7/1/21	500	509
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.88%, 4/15/22 (a)	450	421
KCG Holdings, Inc.
6.88%, 3/15/20 (a)	750	750
Kennedy-Wilson, Inc.
5.88%, 4/1/24	500	506
MGIC Investment Corp.
5.75%, 8/15/23	400	417
MPT Operating Partnership LP/MPT Finance Corp.
6.38%, 3/1/24	250	273
NewStar Financial, Inc.
7.25%, 5/1/20	400	396
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.25%, 1/15/18 (a)	800	804
Post Holdings, Inc.
5.00%, 8/15/26 (a)	450	449
Provident Funding Associates LP/PFG Finance Corp.
6.75%, 6/15/21 (a)	500	507
Radian Group, Inc.
7.00%, 3/15/21	525	591
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 2/1/21	500	524
SPX FLOW, Inc.
5.63%, 8/15/24 (a)	600	610
Valvoline, Inc.
5.50%, 7/15/24 (a)	200	210
VEREIT Operating Partnership LP
4.88%, 6/1/26	450	477
		12,256
Industrials (17.9%)
ADS Tactical, Inc.
11.00%, 4/1/18 (a)	800	824
Apex Tool Group LLC
7.00%, 2/1/21 (a)	500	481
ARD Finance SA
7.13%, 9/15/23 (a)(f)	800	798
Artesyn Embedded Technologies, Inc.
9.75%, 10/15/20 (a)	753	687
Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance
8.50%, 2/15/18 (a)	517	525

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Associated Materials LLC/AMH New Finance, Inc.
9.13%, 11/1/17	$200	$190
Belden, Inc.
5.25%, 7/15/24 (a)	500	510
BlueLine Rental Finance Corp.
7.00%, 2/1/19 (a)	750	658
CEVA Group PLC
4.00%, 5/1/18 (a)	750	667
Cleaver-Brooks, Inc.
8.75%, 12/15/19 (a)	750	789
Consolidated Container Co., LLC/Consolidated Container Capital, Inc.
10.13%, 7/15/20 (a)	600	613
Coveris Holdings SA
7.88%, 11/1/19 (a)	200	206
CPG Merger Sub LLC
8.00%, 10/1/21 (a)	750	769
CTP Transportation Products LLC/CTP Finance, Inc.
8.25%, 12/15/19 (a)	750	591
DH Services Luxembourg Sarl
7.75%, 12/15/20 (a)	50	52
Dollar Tree, Inc.
5.75%, 3/1/23	500	541
Eagle Materials, Inc.
4.50%, 8/1/26	400	406
Emeco Pty Ltd.
9.88%, 3/15/19 (a)	200	139
EnPro Industries, Inc.
5.88%, 9/15/22	452	468
Flexi-Van Leasing, Inc.
7.88%, 8/15/18 (a)	550	499
GCP Applied Technologies, Inc.
9.50%, 2/1/23 (a)	750	859
Gibraltar Industries, Inc.
6.25%, 2/1/21	586	608
Iracore International Holdings, Inc.
9.50%, 6/1/18 (a)	400	210
Jac Holding Corp.
11.50%, 10/1/19 (a)	737	782
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)	650	691
Kemet Corp.
10.50%, 5/1/18	450	452
LMI Aerospace, Inc.
7.38%, 7/15/19	500	505
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 2/15/21	750	709
MasTec, Inc.
4.88%, 3/15/23	600	595
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.88%, 4/15/19 (a)(f)	384	358
	Face Amount (000)	Value (000)
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.25%, 10/15/18 (a)	$450	$453
Novelis Corp.
5.88%, 9/30/26 (a)	225	231
OPE KAG Finance Sub, Inc.
7.88%, 7/31/23 (a)	500	476
Plastipak Holdings, Inc.
6.50%, 10/1/21 (a)	500	521
SAExploration Holdings, Inc.
10.00%, 4/14/19 (a)(f)	416	295
SBA Communications Corp.
4.88%, 9/1/24 (a)	300	303
Standard Industries, Inc.
5.50%, 2/15/23 (a)	550	577
Summit Materials LLC/Summit Materials Finance Corp.
6.13%, 7/15/23	500	512
Syncreon Group BV/Syncreon Global Finance US, Inc.
8.63%, 11/1/21 (a)	450	335
Techniplas LLC
10.00%, 5/1/20 (a)	500	418
US Concrete, Inc.
6.38%, 6/1/24	400	416
Vander Intermediate Holding II Corp.
9.75%, 2/1/19 (a)(f)	105	56
Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp.
9.75%, 6/15/19 (a)(f)	658	635
XPO Logistics, Inc.
6.13%, 9/1/23 (a)	500	514
Zachry Holdings, Inc.
7.50%, 2/1/20 (a)	750	750
		22,674
Technology (2.2%)
BCP Singapore VI Cayman Financing Co., Ltd.
8.00%, 4/15/21 (a)	450	445
Boxer Parent Co., Inc.
9.00%, 10/15/19 (a)(f)	450	410
DynCorp International, Inc.
11.88%, 11/30/20 (f)	498	371
First Data Corp.
7.00%, 12/1/23 (a)	500	530
JDA Escrow LLC/JDA Bond Finance, Inc.
7.38%, 10/15/24 (a)(e)	475	489
Western Digital Corp.
7.38%, 4/1/23 (a)	500	551
		2,796
Utilities (0.8%)
DPL, Inc.
6.75%, 10/1/19	600	625

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	$400	$400
		1,025
		119,455
Sovereign (0.9%)
Government (0.9%)
Select Medical Corp.
6.38%, 6/1/21	350	346
Shape Technologies Group, Inc.
7.63%, 2/1/20 (a)	770	791
		1,137
Variable Rate Senior Loan Interests (4.4%)
Basic Materials (0.4%)
FMG Resources August 2006 Pty Ltd., Term B
3.75%, 6/30/19	549	550
Consumer, Cyclical (0.9%)
Graton Economic Development Authority, Term B
4.75%, 7/28/22	269	271
Navistar International Corp., Term B
6.50%, 8/17/17	397	399
Neiman Marcus Group Ltd., Inc., Term Loan
1.00%, 10/25/20 (h)	500	461
		1,131
Consumer, Non-Cyclical (0.4%)
Concordia International Corp., Term Loan
1.00%, 10/21/21 (h)	500	448
Finance (0.2%)
Istar Financial, Inc., Term B
5.50%, 7/1/20	250	253
Industrials (2.5%)
American Bath Group LLC, 1st Lien Term
1.00%, 9/27/23 (h)	600	600
Atkore International, Inc., 2nd Lien Term
7.75%, 10/9/21	300	302
Commercial Barge Line Co., 1st Lien Term
9.75%, 11/6/20	488	476
Coveris Holdings SA, Term B
4.50%, 5/8/19	299	299
Gates Global, Inc., Term B
4.25%, 7/5/21	390	385
	Face Amount (000)	Value (000)
Gruden Acquisition, Inc., 1st Lien Term
5.75%, 8/18/22	$496	$448
SAExploration Holdings, Inc., Term Loan
10.00%, 6/28/23 (i)	375	375
TTM Technologies, Inc., 1st Lien Term
5.25%, 4/21/22	326	329
		3,214
		5,596
Total Fixed Income Securities (Cost $125,514)		126,188
	Shares
Common Stocks (0.4%)
Auto Components (0.0%)
Exide Technologies (j)(k)(l)	592	1
Energy Equipment & Services (0.3%)
SAExploration Holdings, Inc. (j)(k)	55,100	453
Semiconductors & Semiconductor Equipment (0.1%)
UC Holdings, Inc. (j)	2,826	77
Total Common Stocks (Cost $71)		531
Participation Note (0.0%)
Semiconductors & Semiconductor Equipment (0.0%)
UC Holdings, Inc., Equity Linked Notes, expires 9/23/20 (d)(j) (Cost $—)	2,802	—
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $399)	399,377	399
Total Investments (100.5%) (Cost $125,984) (m)		127,118
Liabilities in Excess of Other Assets (–0.5%)		(664)
Net Assets (100.0%)		$126,454

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Non-income producing security; bond in default.

(c)  Issuer in bankruptcy.

(d)  At September 30, 2016, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(e)  When-issued security.

(f)  Payment-in-kind security.

(g)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(h)  Unsettled Position. The contract rate does not take effect until settlement date.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

High Yield Portfolio

(i)  In addition to the term loan, the Portfolio has an unfunded loan commitment of approximately $375,000, which could be extended at the option of the borrower. As of September 30, 2016, SAExploration Holdings, Inc. did not draw down any of the commitment.

(j)  Non-income producing security.

(k)  Security has been deemed illiquid at September 30, 2016.

(l)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2016, amounts to approximately $1,000 and represents less than 0.05% of net assets.

(m)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $126,152,000. The aggregate gross unrealized appreciation is approximately $4,785,000 and the aggregate gross unrealized depreciation is approximately $3,819,000 resulting in net unrealized appreciation of approximately $966,000.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	21.8%
Industrials	17.9
Energy	14.0
Consumer, Non-Cyclical	12.8
Finance	9.6
Communications	9.5
Other*	9.2
Basic Materials	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $125,585)	$126,719
Investment in Security of Affiliated Issuer, at Value (Cost $399)	399
Total Investments in Securities, at Value (Cost $125,984)	127,118
Interest Receivable	2,402
Receivable for Investments Sold	2,025
Receivable for Portfolio Shares Sold	24
Receivable from Affiliate	—	@
Other Assets	32
Total Assets	131,601
Liabilities:
Payable for Investments Purchased	4,955
Payable for Advisory Fees	98
Payable for Professional Fees	20
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Portfolio Shares Redeemed	12
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	6
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	8
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	2
Payable to the Adviser (Note F)	4
Other Liabilities	18
Total Liabilities	5,147
Net Assets	$126,454
Net Assets Consist Of:
Paid-in-Capital	$126,989
Accumulated Undistributed Net Investment Income	918
Accumulated Net Realized Loss	(2,587)
Unrealized Appreciation (Depreciation) on:
Investments	1,134
Net Assets	$126,454

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$49,990
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,040,149
Net Asset Value, Offering and Redemption Price Per Share	$9.92
CLASS A:
Net Assets	$59,139
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	5,971,225
Net Asset Value, Redemption Price Per Share	$9.90
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$10.34
CLASS L:
Net Assets	$628
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	63,381
Net Asset Value, Offering and Redemption Price Per Share	$9.91
CLASS C:
Net Assets	$2,908
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	293,905
Net Asset Value, Offering and Redemption Price Per Share	$9.89
CLASS IS:
Net Assets	$13,789
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,390,016
Net Asset Value, Offering and Redemption Price Per Share	$9.92

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$7,777
Dividends from Security of Affiliated Issuer (Note G)	4
Total Investment Income	7,781
Expenses:
Advisory Fees (Note B)	601
Shareholder Services Fees — Class A (Note D)	139
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	21
Sub Transfer Agency Fees — Class I	32
Sub Transfer Agency Fees — Class A	79
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	2
Professional Fees	91
Administration Fees (Note C)	80
Registration Fees	75
Pricing Fees	31
Shareholder Reporting Fees	16
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	10
Trustees' Fees and Expenses	4
Other Expenses	16
Total Expenses	1,216
Waiver of Advisory Fees (Note B)	(255)
Reimbursement of Class Specific Expenses — Class I (Note B)	(28)
Reimbursement of Class Specific Expenses — Class A (Note B)	(10)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Custodian Fees (Note F)	(29)
Net Expenses	888
Net Investment Income	6,893
Realized Gain (Loss):
Investments Sold	(1,186)
Swap Agreements	43
Net Realized Loss	(1,143)
Change in Unrealized Appreciation (Depreciation):
Investments	5,881
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	4,738
Net Increase in Net Assets Resulting from Operations	$11,631
The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,893	$3,972
Net Realized Loss	(1,143)	(1,431)
Net Change in Unrealized Appreciation (Depreciation)	5,881	(4,386)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,631	(1,845)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,238)	(714)
Net Realized Gain	—	(65)
Class A:
Net Investment Income	(3,747)	(2,818)
Net Realized Gain	—	(216)
Class L:
Net Investment Income	(47)	(71)
Net Realized Gain	—	(6)
Class C:
Net Investment Income	(123)	(24)
Class IS:
Net Investment Income	(464)	(16)
Net Realized Gain	—	(— @)
Total Distributions	(6,619)	(3,930)
Capital Share Transactions:(1)
Class I:
Subscribed	41,355	13,941
Distributions Reinvested	2,236	339
Redeemed	(9,900)	(13,226)
Class A:
Subscribed	20,138	33,441
Distributions Reinvested	3,727	3,021
Redeemed	(21,559)	(16,149)
Class L:
Exchanged	99	—
Subscribed	—	527
Distributions Reinvested	47	71
Redeemed	(624)	(884)
Class C:
Subscribed	2,155	2,023 *
Distributions Reinvested	121	23 *
Redeemed	(752)	(651)*
Class IS:
Subscribed	13,688	1,828
Redeemed	(1,580)	(1,224)
Net Increase in Net Assets Resulting from Capital Share Transactions	49,151	23,080
Total Increase in Net Assets	54,163	17,305
Net Assets:
Beginning of Period	72,291	54,986
End of Period (Including Accumulated Undistributed Net Investment Income of $918 and $643)	$126,454	$72,291
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,503	1,367
Shares Issued on Distributions Reinvested	237	33
Shares Redeemed	(1,053)	(1,286)
Net Increase in Class I Shares Outstanding	3,687	114
Class A:
Shares Subscribed	2,115	3,271
Shares Issued on Distributions Reinvested	395	297
Shares Redeemed	(2,267)	(1,586)
Net Increase in Class A Shares Outstanding	243	1,982

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Class L:
Shares Exchanged	10	—
Shares Subscribed	—	52
Shares Issued on Distributions Reinvested	5	7
Shares Redeemed	(65)	(87)
Net Decrease in Class L Shares Outstanding	(50)	(28)
Class C:
Shares Subscribed	228	197	*
Shares Issued on Distributions Reinvested	13	2	*
Shares Redeemed	(81)	(65	)*
Net Increase in Class C Shares Outstanding	160	134
Class IS:
Shares Subscribed	1,500	180
Shares Redeemed	(169)	(122)
Net Increase in Class IS Shares Outstanding	1,331	58

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,					Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2016††		2015	2014	2013	September 30, 2012
Net Asset Value, Beginning of Period	$9.80		$10.73	$11.00	$10.71	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.67		0.71	0.75	0.81	0.50
Net Realized and Unrealized Gain (Loss)	0.13		(0.92)	0.25	0.55	0.59
Total from Investment Operations	0.80		(0.21)	1.00	1.36	1.09
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(0.66)	(0.77)	(0.81)	(0.38)
Net Realized Gain	—		(0.06)	(0.50)	(0.26)	—
Total Distributions	(0.68)		(0.72)	(1.27)	(1.07)	(0.38)
Net Asset Value, End of Period	$9.92		$9.80	$10.73	$11.00	$10.71
Total Return++	8.72%		(2.10)%	9.48%	13.38%	11.07	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$49,990		$13,255	$13,300	$12,678	$10,975
Ratio of Expenses to Average Net Assets (1)	0.66	%+^^	0.74%+	0.75%+	0.75%+	0.74	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.09	%+^^	6.88%+	6.89%+	7.42%+	7.53	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	74%		62%	96%	227%	192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		1.17%	1.85%	3.16%	3.17	%*
Net Investment Income to Average Net Assets	6.73%		6.45%	5.79%	5.01%	5.10	%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to January 4, 2016, the maximum ratio was 0.75% for Class I shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,						Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2016††		2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$9.78		$10.72	$10.99	$10.71		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.66	0.65	0.77		0.48
Net Realized and Unrealized Gain (Loss)	0.12		(0.92)	0.31	0.55		0.59
Total from Investment Operations	0.76		(0.26)	0.96	1.32		1.07
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		(0.62)	(0.73)	(0.78)		(0.36)
Net Realized Gain	—		(0.06)	(0.50)	(0.26)		—
Total Distributions	(0.64)		(0.68)	(1.23)	(1.04)		(0.36)
Net Asset Value, End of Period	$9.90		$9.78	$10.72	$10.99		$10.71
Total Return++	8.24%		(2.43)%	9.15%	13.01%		10.92	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,139		$56,042	$40,157	$1,092		$107
Ratio of Expenses to Average Net Assets (1)	1.02	%+^^^	1.10%+	1.02%+	1.01	%+^^	0.99	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.76	%+^^^	6.49%+	5.99%+	7.04	%+^^	7.28	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.01%	0.00	%§	0.01	%*
Portfolio Turnover Rate	74%		62%	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33%		1.53%	2.06%	4.22%		3.42	%*
Net Investment Income to Average Net Assets	6.45%		6.06%	4.95%	3.83%		4.85	%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class A shares. Prior to September 16, 2013, the maximum ratio was 1.00% for Class A shares.

^^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class A shares. Prior to January 4, 2016, the maximum ratio was 1.10% for Class A shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,						Period from February 7, 2012^ to
Selected Per Share Data and Ratios	2016††		2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$9.78		$10.72	$10.99	$10.70		$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.62		0.64	0.67	0.75		0.46
Net Realized and Unrealized Gain (Loss)	0.13		(0.93)	0.27	0.56		0.59
Total from Investment Operations	0.75		(0.29)	0.94	1.31		1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.59)	(0.71)	(0.76)		(0.35)
Net Realized Gain	—		(0.06)	(0.50)	(0.26)		—
Total Distributions	(0.62)		(0.65)	(1.21)	(1.02)		(0.35)
Net Asset Value, End of Period	$9.91		$9.78	$10.72	$10.99		$10.70
Total Return++	7.95%		(2.70)%	8.88%	12.82%		10.66	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$628		$1,111	$1,519	$326		$107
Ratio of Expenses to Average Net Assets (1)	1.28	%+^^^	1.35%+	1.35%+	1.26	%+^^	1.24	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.51	%+^^^	6.25%+	6.14%+	6.90	%+^^	7.03	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00	%§	0.01	%*
Portfolio Turnover Rate	74%		62%	96%	227%		192	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.83%		1.84%	2.52%	4.11%		3.67	%*
Net Investment Income to Average Net Assets	5.96%		5.76%	4.97%	4.05%		4.60	%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class L shares. Prior to September 16, 2013, the maximum ratio was 1.25% for Class L shares.

^^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class L shares. Prior to January 4, 2016, the maximum ratio was 1.35% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

High Yield Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††		Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.78		$10.39
Income (Loss) from Investment Operations:
Net Investment Income†	0.57		0.24
Net Realized and Unrealized Gain (Loss)	0.12		(0.62)
Total from Investment Operations	0.69		(0.38)
Distributions from and/or in Excess of:
Net Investment Income	(0.58)		(0.23)
Net Asset Value, End of Period	$9.89		$9.78
Total Return++	7.47%		(3.75	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,908		$1,309
Ratio of Expenses to Average Net Assets (1)	1.77	%+^^	1.84	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.00	%+^^	5.60	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	74%		62	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.12%		2.15	%*
Net Investment Income to Average Net Assets	5.65%		5.29	%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class C shares. Prior to January 4, 2016, the maximum ratio was 1.85% for Class C shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,			Period from March 28, 2014^ to
Selected Per Share Data and Ratios	2016††		2015	September 30, 2014
Net Asset Value, Beginning of Period	$9.79		$10.74	$10.98
Income (Loss) from Investment Operations:
Net Investment Income†	0.67		0.69	0.37
Net Realized and Unrealized Gain (Loss)	0.14		(0.92)	(0.27)
Total from Investment Operations	0.81		(0.23)	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(0.66)	(0.34)
Net Realized Gain	—		(0.06)	—
Total Distributions	(0.68)		(0.72)	(0.34)
Net Asset Value, End of Period	$9.92		$9.79	$10.74
Total Return++	8.75%		(2.17)%	0.89	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,789		$574	$10
Ratio of Expenses to Average Net Assets (1)	0.62	%+^^	0.72%+	0.72	%+*
Ratio of Net Investment Income to Average Net Assets (1)	7.05	%+^^	6.75%+	6.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§*
Portfolio Turnover Rate	74%		62%	96	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.93%		1.57%	15.70	%*
Net Investment Income (Loss) to Average Net Assets	6.74%		5.90%	(8.32	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 4, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.62% for Class IS shares. Prior to January 4, 2016, the maximum ratio was 0.72% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Portfolio seeks total return. The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

On April 30, 2015, the Portfolio suspended offering Class L shares to all investors. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (7) investments in mutual funds, including the Morgan

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM

("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$119,455	$—	†	$119,455	†
Sovereign	—	1,137	—		1,137
Variable Rate Senior Loan Interests	—	5,596	—		5,596
Total Fixed Income Securities	—	126,188	—	†	126,188	†
Common Stocks
Auto Components	1	—	—		1
Energy Equipment & Services	453	—	—		453
Semiconductors & Semiconductor Equipment	—	77	—		77
Total Common Stocks	454	77	—		531
Participation Note	—	—	—†		—†
Short-Term Investment
Investment Company	399	—	—		399
Total Assets	$853	$126,265	$—	†	$127,118	†

†  Includes securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, securities with a total value of approximately $1,000 transferred from Level 3 to Level 1. Securities that were valued using significant unobservable inputs at September 30, 2015 were valued using unadjusted quoted prices at September 30, 2016.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporate Bond (000)		Common Stock (000)		Participation Note (000)
Beginning Balance	$—		$—	@	$—
Purchases	—		—		—	†
Sales	—		—		—
Amortization of discount	—		—		—
Transfers in	—	†	—		—
Transfers out	—		(1)		—
Corporate actions	—		—		—
Change in unrealized appreciation (depreciation)	—		1		—
Realized gains (losses)	—		—		—
	Corporate Bond (000)		Common Stock (000)	Participation Note (000)
Ending Balance	$—	†	$—	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016	$—		$—	$—

†  Includes securities which are valued at zero.

@  Value is less than $500.

3.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives,

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Swaps: The Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth by primary risk exposure the Portfolio's realized gains (losses) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Credit Risk	Swap Agreement	$43

4.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

5.  Structured Investments: The Portfolio invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular time, may be unable to find qualified buyers for these securities.

6.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Portfolio buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Portfolio accrues the commitment fee over the expected term of the loan. When the Portfolio sells interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.75% for Class I shares, 1.10% for Class A shares, 1.35% for Class L shares, 1.85% for Class C shares and 0.72% for Class IS shares. Effective January 4, 2016, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares and 0.62% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $255,000 of advisory fees were waived and approximately $43,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced investment advisory fee waivers during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $124,237,000 and $73,164,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$991	$60,106	$60,698	$4	$399

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,619	$—	$3,836	$94

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to basis adjustments for swap transactions, paydown adjustments and adjustments on bonds sold, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$1	$(1)	$—

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,007	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused short term and long term capital losses of approximately $204,000 and $2,214,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 70.1%.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one- and three-year periods and the period since the end of February 2012, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

42

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
1627761 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Mid Cap Growth Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Investment Advisory Agreement Approval	28
Federal Tax Notice	30
Privacy Notice	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Mid Cap Growth Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Mid Cap Growth Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Mid Cap Growth Portfolio Class I	$1,000.00	$1,075.70	$1,021.95	$3.17	$3.08	0.61	%***
Mid Cap Growth Portfolio Class A	1,000.00	1,073.70	1,020.60	4.56	4.45	0.88	***
Mid Cap Growth Portfolio Class L	1,000.00	1,069.70	1,016.90	8.38	8.17	1.62	***
Mid Cap Growth Portfolio Class IS	1,000.00	1,075.40	1,021.95	3.16	3.08	0.61	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Portfolio seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.19%, net of fees. The Portfolio's Class I shares underperformed against the Portfolio's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 11.24%.

Factors Affecting Performance

•  Despite mixed economic data and some notable spikes in market volatility, U.S. stocks advanced over the 12-month period ended September 30, 2016. After raising its main policy interest rate in December 2015 based on improvements in the labor market, the Federal Reserve (Fed) left rates on hold for the next six meetings. The Fed's non-action (combined with accommodative policy from the European Central Bank and Bank of Japan), low global interest rates, an easing in the U.S. dollar's relative strength and a recovery in oil prices continued to bolster investor confidence in stocks. Although stocks sold-off sharply early in 2016 on a combination of concerns, including the pacing of the Fed's rate hikes, weak data in China and a new low in oil prices, and were roiled again in late June by the surprise outcome of the Brexit vote, losses were reversed in the subsequent rallies.

•  Stock selection drove the Fund's underperformance relative to the Index. The information technology sector was the largest relative detractor, with particular weakness in the software subsector.

•  The consumer discretionary sector was also disadvantageous to relative performance. A small relative gain from an underweight to the sector was offset by weak stock selection, primarily in internet and catalog retail holdings.

•  The health care sector posted disappointing results, pressured by negative performance from holdings in the health care technology and pharmaceuticals subsectors.

•  The only positive contributor to relative performance at the sector level was consumer staples. Holdings in two food products companies added to relative returns during the period.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we believe are high quality companies with diverse business drivers not tied to a particular market environment.

•  We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended September 30, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	0.19%	7.75%	6.98%	11.65%
Portfolio — Class A Shares w/o sales charges(5)	–0.12	7.47	6.70	8.82
Portfolio — Class A Shares with maximum 5.25% sales charges(5)	–5.37	6.32	6.13	8.52
Portfolio — Class L Shares w/o sales charges(6)	–0.73	—	—	6.48
Portfolio — Class IS Shares w/o sales charges(7)	0.25	—	—	0.77
Russell Midcap® Growth Index	11.24	15.85	8.51	10.17
Lipper Multi-Cap Growth Funds Index	9.58	15.04	7.68	8.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  Commenced operations on June 14, 2012.

(7)  Commenced operations on September 13, 2013.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (94.0%)
Aerospace & Defense (1.5%)
TransDigm Group, Inc. (a)	64,562	$18,666
Air Freight & Logistics (0.7%)
XPO Logistics, Inc. (a)	229,502	8,416
Automobiles (4.4%)
Tesla Motors, Inc. (a)(b)	272,940	55,688
Biotechnology (1.0%)
Alnylam Pharmaceuticals, Inc. (a)	72,742	4,931
Intrexon Corp. (a)(b)	182,619	5,117
Juno Therapeutics, Inc. (a)(b)	76,516	2,296
		12,344
Capital Markets (8.1%)
Affiliated Managers Group, Inc. (a)	78,083	11,299
MSCI, Inc.	383,507	32,191
S&P Global, Inc.	472,328	59,778
		103,268
Communications Equipment (0.8%)
Palo Alto Networks, Inc. (a)	66,457	10,589
Consumer Finance (0.7%)
LendingClub Corp. (a)	1,475,488	9,118
Food Products (2.9%)
Mead Johnson Nutrition Co.	457,607	36,156
Health Care Equipment & Supplies (6.1%)
DexCom, Inc. (a)	191,508	16,788
Intuitive Surgical, Inc. (a)	84,307	61,108
		77,896
Health Care Technology (4.8%)
athenahealth, Inc. (a)	488,537	61,614
Hotels, Restaurants & Leisure (6.3%)
Chipotle Mexican Grill, Inc. (a)	12,752	5,400
Dunkin' Brands Group, Inc.	814,796	42,435
Marriott International, Inc., Class A	488,041	32,860
		80,695
Information Technology Services (3.8%)
FleetCor Technologies, Inc. (a)	207,866	36,113
Gartner, Inc. (a)	143,810	12,720
		48,833
Internet & Direct Marketing Retail (1.4%)
TripAdvisor, Inc. (a)	85,886	5,426
Zalando SE (Germany) (a)(c)	286,475	11,953
		17,379
Internet Software & Services (16.9%)
Dropbox, Inc. (a)(d)(e)(f) (acquisition cost — $33,909; acquired 5/1/12)	3,747,173	50,699
LinkedIn Corp., Class A (a)	55,954	10,694
MercadoLibre, Inc. (Brazil)	135,231	25,014
Pandora Media, Inc. (a)	633,317	9,075
	Shares	Value (000)
Survey Monkey, Inc. (a)(d)(e)(f) (acquisition cost — $28,952; acquired 11/25/14)	1,760,030	$17,864
Twitter, Inc. (a)	1,981,595	45,676
Yelp, Inc. (a)	241,561	10,073
Zillow Group, Inc., Class A (a)	440,541	15,177
Zillow Group, Inc., Class C (a)(b)	875,304	30,329
		214,601
Life Sciences Tools & Services (6.6%)
Illumina, Inc. (a)	465,132	84,496
Multi-line Retail (0.9%)
Dollar Tree, Inc. (a)	136,814	10,799
Pharmaceuticals (2.8%)
Zoetis, Inc.	693,706	36,080
Professional Services (6.0%)
IHS Markit Ltd. (a)	994,866	37,357
Verisk Analytics, Inc. (a)	483,441	39,294
		76,651
Semiconductors & Semiconductor Equipment (1.0%)
NVIDIA Corp.	179,031	12,267
Software (12.7%)
Atlassian Corp., PLC, Class A (United Kingdom) (a)	205,073	6,146
FireEye, Inc. (a)	342,220	5,041
Mobileye N.V. (a)(b)	168,263	7,163
NetSuite, Inc. (a)	115,406	12,774
ServiceNow, Inc. (a)	422,792	33,464
Splunk, Inc. (a)	563,453	33,063
Tableau Software, Inc., Class A (a)	133,250	7,365
Workday, Inc., Class A (a)	619,840	56,833
		161,849
Tech Hardware, Storage & Peripherals (0.4%)
3D Systems Corp. (a)(b)	194,960	3,500
Stratasys Ltd. (a)	66,302	1,597
		5,097
Textiles, Apparel & Luxury Goods (3.3%)
Lululemon Athletica, Inc. (Canada) (a)	178,549	10,888
Michael Kors Holdings Ltd. (a)	382,816	17,912
Under Armour, Inc., Class C (a)	405,086	13,716
		42,516
Trading Companies & Distributors (0.9%)
Fastenal Co.	270,948	11,320
Total Common Stocks (Cost $874,824)		1,196,338
Convertible Preferred Stock (0.4%)
Internet Software & Services (0.4%)
Dropbox, Inc. Series A (a)(d)(e)(f) (acquisition cost — $3,365; acquired 5/25/12) (Cost $3,365)	371,814	5,031

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Preferred Stock (2.3%)
Internet & Direct Marketing Retail (2.3%)
Flipkart Online Services Pvt Ltd. Series D (a)(d)(e)(f) (acquisition cost — $13,007; acquired 10/4/13) (Cost $13,007)	566,827	$29,549
	Notional Amount (000)
Call Option Purchased (0.0%)
Foreign Currency Option (0.0%)
USD/CNY December 2016 @ CNY 7.60, Royal Bank of Scotland (Cost $1,044)	$225,859	10
	Shares
Short-Term Investments (7.3%)
Securities held as Collateral on Loaned Securities (4.8%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	52,110,823	52,111
	Face Amount (000)
Repurchase Agreement (0.7%)
Merrill Lynch & Co., Inc., (0.50%, dated 9/30/16, due 10/3/16; proceeds $9,105; fully collateralized by a U.S. Government agency security; 4.00% due 12/1/45; valued at $9,287)	$9,105	9,105
Total Securities held as Collateral on Loaned Securities (Cost $61,216)		61,216
	Shares
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $31,493)	31,493,194	31,493
Total Short-Term Investments (Cost $92,709)		92,709
Total Investments (104.0%) (Cost $984,949) Including $73,901 of Securities Loaned (g)(h)		1,323,637
Liabilities in Excess of Other Assets (–4.0%)		(50,623)
Net Assets (100.0%)		$1,273,014

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2016.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at September 30, 2016.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at September 30, 2016, amounts to approximately $103,143,000 and represents 8.1% of net assets.

(f)  At September 30, 2016, the Portfolio held fair valued securities valued at approximately $103,143,000, representing 8.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(g)  The approximate fair value and percentage of net assets, $11,953,000 and 0.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $1,032,774,000. The aggregate gross unrealized appreciation is approximately $361,871,000 and the aggregate gross unrealized depreciation is approximately $71,008,000 resulting in net unrealized appreciation of approximately $290,863,000.

CNY  —  Chinese Yuan Renminbi

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	36.3%
Internet Software & Services	17.4
Software	12.8
Capital Markets	8.2
Life Sciences Tools & Services	6.7
Hotels, Restaurants & Leisure	6.4
Health Care Equipment & Supplies	6.1
Professional Services	6.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2016.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Mid Cap Growth Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $901,345)	$1,240,033
Investment in Security of Affiliated Issuer, at Value (Cost $83,604)	83,604
Total Investments in Securities, at Value (Cost $984,949)	1,323,637
Cash	27,884
Receivable for Investments Sold	25,804
Dividends Receivable	2,750
Receivable for Portfolio Shares Sold	399
Receivable from Affiliate	2
Other Assets	281
Total Assets	1,380,757
Liabilities:
Collateral on Securities Loaned, at Value	65,380
Payable for Portfolio Shares Redeemed	31,953
Payable for Investments Purchased	7,006
Payable for Advisory Fees	1,953
Payable for Sub Transfer Agency Fees — Class I	271
Payable for Sub Transfer Agency Fees — Class A	189
Payable for Sub Transfer Agency Fees — Class L	4
Due to Broker	200
Payable for Shareholder Services Fees — Class A	102
Payable for Distribution and Shareholder Services Fees — Class L	6
Payable for Administration Fees	88
Payable for Trustees' Fees and Expenses	49
Payable for Transfer Agency Fees — Class I	12
Payable for Transfer Agency Fees — Class A	20
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Professional Fees	24
Payable for Custodian Fees	11
Other Liabilities	473
Total Liabilities	107,743
Net Assets	$1,273,014
Net Assets Consist of:
Paid-in-Capital	$703,478
Accumulated Net Investment Loss	(23,543)
Accumulated Undistributed Net Realized Gain	254,391
Unrealized Appreciation (Depreciation) on:
Investments	338,688
Net Assets	$1,273,014

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Mid Cap Growth Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$563,397
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	17,688,977
Net Asset Value, Offering and Redemption Price Per Share	$31.85
CLASS A:
Net Assets	$480,488
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,093,179
Net Asset Value, Redemption Price Per Share	$29.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.65
Maximum Offering Price Per Share	$31.51
CLASS L:
Net Assets	$9,874
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	340,416
Net Asset Value, Offering and Redemption Price Per Share	$29.01
CLASS IS:
Net Assets	$219,255
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,864,234
Net Asset Value, Offering and Redemption Price Per Share	$31.94
(1) Including: Securities on Loan, at Value:	$73,901

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Mid Cap Growth Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Income from Securities Loaned — Net	$11,013
Dividends from Securities of Unaffiliated Issuers	10,507
Dividends from Security of Affiliated Issuer (Note G)	230
Total Investment Income	21,750
Expenses:
Advisory Fees (Note B)	13,170
Sub Transfer Agency Fees — Class I	1,544
Sub Transfer Agency Fees — Class A	864
Sub Transfer Agency Fees — Class L	21
Administration Fees (Note C)	2,107
Shareholder Services Fees — Class A (Note D)	1,698
Distribution and Shareholder Services Fees — Class L (Note D)	80
Shareholder Reporting Fees	355
Registration Fees	190
Transfer Agency Fees — Class I (Note E)	41
Transfer Agency Fees — Class A (Note E)	68
Transfer Agency Fees — Class L (Note E)	5
Transfer Agency Fees — Class IS (Note E)	5
Custodian Fees (Note F)	105
Professional Fees	91
Trustees' Fees and Expenses	75
Pricing Fees	5
Other Expenses	92
Total Expenses	20,516
Rebate from Morgan Stanley Affiliate (Note G)	(99)
Reimbursement of Custodian Fees (Note F)	(52)
Net Expenses	20,365
Net Investment Income	1,385
Realized Gain:
Investments Sold	298,769
Foreign Currency Transactions	4
Net Realized Gain	298,773
Change in Unrealized Appreciation (Depreciation):
Investments	(417,181)
Foreign Currency Translations	— @
Net Change in Unrealized Appreciation (Depreciation)	(417,181)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(118,408)
Net Decrease in Net Assets Resulting from Operations	$(117,023)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Mid Cap Growth Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$1,385	$(27,971)
Net Realized Gain	298,773	462,448
Net Change in Unrealized Appreciation (Depreciation)	(417,181)	(616,480)
Net Decrease in Net Assets Resulting from Operations	(117,023)	(182,003)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(9,202)
Net Realized Gain	(213,404)	(622,473)
Class A:
Net Realized Gain	(107,999)	(246,534)
Class L:
Net Realized Gain	(1,556)	(2,378)
Class IS:
Net Investment Income	—	(2,208)
Net Realized Gain	(132,809)	(89,011)
Total Distributions	(455,768)	(971,806)
Capital Share Transactions:(1)
Class I:
Subscribed	99,014	388,442
Distributions Reinvested	195,833	591,126
Redeemed	(1,632,976)	(2,845,084)
Class A:
Subscribed	46,654	96,465
Distributions Reinvested	104,817	243,008
Redeemed	(546,761)	(908,512)
Class L:
Subscribed	—	265
Distributions Reinvested	1,516	2,327
Redeemed	(2,529)	(3,574)
Class IS:
Subscribed	206,340	840,659
Distributions Reinvested	123,359	90,604
Redeemed	(1,010,792)	(327,990)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(2,415,525)	(1,832,264)
Total Decrease in Net Assets	(2,988,316)	(2,986,073)
Net Assets:
Beginning of Period	4,261,330	7,247,403
End of Period (Including Accumulated Net Investment Loss of $(23,543) and $(32,212))	$1,273,014	$4,261,330
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,169	9,353
Shares Issued on Distributions Reinvested	5,943	15,709
Shares Redeemed	(51,617)	(70,154)
Net Decrease in Class I Shares Outstanding	(42,505)	(45,092)
Class A:
Shares Subscribed	1,631	2,466
Shares Issued on Distributions Reinvested	3,386	6,803
Shares Redeemed	(18,183)	(23,545)
Net Decrease in Class A Shares Outstanding	(13,166)	(14,276)
Class L:
Shares Subscribed	—	6
Shares Issued on Distributions Reinvested	50	66
Shares Redeemed	(87)	(94)
Net Decrease in Class L Shares Outstanding	(37)	(22)
Class IS:
Shares Subscribed	6,353	21,050
Shares Issued on Distributions Reinvested	3,735	2,405
Shares Redeemed	(33,413)	(8,054)
Net Increase (Decrease) in Class IS Shares Outstanding	(23,325)	15,401

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.96	$44.73	$44.24	$35.34	$33.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.03	(0.16)	0.09	0.10	0.17
Net Realized and Unrealized Gain (Loss)	0.18	(2.33)	3.04	10.10	3.35
Total from Investment Operations	0.21	(2.49)	3.13	10.20	3.52
Distributions from and/or in Excess of:
Net Investment Income	—	(0.09)	—	(0.12)	—
Net Realized Gain	(4.32)	(6.19)	(2.64)	(1.18)	(1.83)
Total Distributions	(4.32)	(6.28)	(2.64)	(1.30)	(1.83)
Net Asset Value, End of Period	$31.85	$35.96	$44.73	$44.24	$35.34
Total Return++	0.19%	(6.18)%	7.25%	29.92%	10.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$563,397	$2,164,565	$4,708,900	$5,174,440	$4,219,528
Ratio of Expenses to Average Net Assets	0.73%+	0.74%+	0.75%+	0.70%+^	0.71%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	0.71%+^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%+	(0.39)%+	0.19%+	0.27%+^	0.48%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	23%	27%	45%	52%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.74%	N/A	N/A	N/A	N/A
Investment Income to Average Net Assets	0.08%	N/A	N/A	N/A	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$34.06	$42.70	$42.46	$34.03	$32.55
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)	(0.26)	(0.03)	0.01	0.06
Net Realized and Unrealized Gain (Loss)	0.17	(2.19)	2.91	9.70	3.25
Total from Investment Operations	0.12	(2.45)	2.88	9.71	3.31
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.10)	—
Net Realized Gain	(4.32)	(6.19)	(2.64)	(1.18)	(1.83)
Total Distributions	(4.32)	(6.19)	(2.64)	(1.28)	(1.83)
Net Asset Value, End of Period	$29.86	$34.06	$42.70	$42.46	$34.03
Total Return++	(0.12)%	(6.40)%	6.95%	29.60%	10.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$480,488	$996,553	$1,859,126	$2,171,493	$1,832,003
Ratio of Expenses to Average Net Assets	0.99%+	1.00%+	1.00%+	0.95%+^	0.96%+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	0.96%+^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%+	(0.65)%+	(0.07)%+	0.02%+^	0.17%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	23%	27%	45%	52%	26%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00%	N/A	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	(0.18)%	N/A	N/A	N/A	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares.

§  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class L
	Year Ended September 30,					Period from June 14, 2012^ to
Selected Per Share Data and Ratios	2016††	2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$33.39	$42.20	$42.20	$33.97		$32.87
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.22)	(0.46)	(0.26)	(0.15)		0.05
Net Realized and Unrealized Gain (Loss)	0.16	(2.16)	2.90	9.63		1.05
Total from Investment Operations	(0.06)	(2.62)	2.64	9.48		1.10
Distributions from and/or in Excess of:
Net Investment Income	—	—	—	(0.07)		—
Net Realized Gain	(4.32)	(6.19)	(2.64)	(1.18)		—
Total Distributions	(4.32)	(6.19)	(2.64)	(1.25)		—
Net Asset Value, End of Period	$29.01	$33.39	$42.20	$42.20		$33.97
Total Return++	(0.73)%	(6.94)%	6.40%	28.92%		3.35	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,874	$12,600	$16,817	$17,190		$10
Ratio of Expenses to Average Net Assets	1.60%+	1.55%+	1.55%+	1.46	%+^^	1.50	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	1.46	%+^^	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.76)%+	(1.20)%+	(0.60)%+	(0.41	)%+^^	0.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	23%	27%	45%	52%		26	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.61%	N/A	N/A	N/A		N/A
Investment Loss to Average Net Assets	(0.77)%	N/A	N/A	N/A		N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Mid Cap Growth Portfolio

	Class IS
	Year Ended September 30,			Period from September 13, 2013^ to
Selected Per Share Data and Ratios	2016††	2015	2014	September 30, 2013
Net Asset Value, Beginning of Period	$36.03	$44.80	$44.25	$43.74
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.07	(0.10)	0.18	(0.00	)‡
Net Realized and Unrealized Gain (Loss)	0.16	(2.33)	3.01	0.51
Total from Investment Operations	0.23	(2.43)	3.19	0.51
Distributions from and/or in Excess of:
Net Investment Income	—	(0.15)	—	—
Net Realized Gain	(4.32)	(6.19)	(2.64)	—
Total Distributions	(4.32)	(6.34)	(2.64)	—
Net Asset Value, End of Period	$31.94	$36.03	$44.80	$44.25
Total Return++	0.25%	(6.02)%	7.39%	1.17	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$219,255	$1,087,612	$662,560	$10
Ratio of Expenses to Average Net Assets	0.61%+	0.61%+	0.61%+	0.49	%+^^*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A	N/A	N/A	0.58	%+^^*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%+	(0.25)%+	0.41%+	(0.22	)%+^^*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.01	%*
Portfolio Turnover Rate	23%	27%	45%	52	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.62%	N/A	N/A	N/A
Net Investment Income to Average Net Assets	0.21%	N/A	N/A	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income (Loss) to Average Net Assets would have been less than 0.005% lower had the custodian not reimbursed the Portfolio.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth. The Portfolio offers four classes of shares — Class I, Class A, Class L and Class IS.

The Portfolio's Class I, Class A, Class L and Class IS shares are currently closed to new investors with certain exceptions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options and swaps are valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$18,666	$—	$—	$18,666
Air Freight & Logistics	8,416	—	—	8,416
Automobiles	55,688	—	—	55,688
Biotechnology	12,344	—	—	12,344
Capital Markets	103,268	—	—	103,268
Communications Equipment	10,589	—	—	10,589
Consumer Finance	9,118	—	—	9,118
Food Products	36,156	—	—	36,156
Health Care Equipment & Supplies	77,896	—	—	77,896
Health Care Technology	61,614	—	—	61,614
Hotels, Restaurants & Leisure	80,695	—	—	80,695
Information Technology Services	48,833	—	—	48,833
Internet & Direct Marketing Retail	5,426	11,953	—	17,379
Internet Software & Services	146,038	—	68,563	214,601
Life Sciences Tools & Services	84,496	—	—	84,496
Multi-line Retail	10,799	—	—	10,799
Pharmaceuticals	36,080	—	—	36,080
Professional Services	76,651	—	—	76,651
Semiconductors & Semiconductor Equipment	12,267	—	—	12,267
Software	161,849	—	—	161,849
Tech Hardware, Storage & Peripherals	5,097	—	—	5,097
Textiles, Apparel & Luxury Goods	42,516	—	—	42,516
Trading Companies & Distributors	11,320	—	—	11,320
Total Common Stocks	1,115,822	11,953	68,563	1,196,338
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stock	$—	$—	$5,031	$5,031
Preferred Stock	—	—	29,549	29,549
Call Option Purchased	—	10	—	10
Short-Term Investments
Investment Company	83,604	—	—	83,604
Repurchase Agreement	—	9,105	—	9,105
Total Short-Term Investments	83,604	9,105	—	92,709
Total Assets	$1,199,426	$21,068	$103,143	$1,323,637

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels. At September 30, 2016, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stocks (000)
Beginning Balance	$165,222	$7,132	$252,754
Purchases	—	—	—
Sales	(60,467)	—	(112,699)
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate actions	—	(18,817)	—
Change in unrealized appreciation (depreciation)	(57,847)	16,716	(156,630)
Realized gains (losses)	21,655	—	46,124
Ending Balance	$68,563	$5,031	$29,549
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2016	$(29,787)	$(1,855)	$(47,438)

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

	Fair Value at September 30, 2016 (000)	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an increase in input
Internet & Direct Marketing Retail
Preferred Stock	$29,549	Discounted Cash Flow	Weighted Average Cost of Capital	17.0%		19.0%		18.0%		Decrease
			Perpetual Growth Rate	3.5%		4.5%		4.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.1	x	3.1	x	2.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Internet Software & Services
Common Stock	$50,699	Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
Convertible Preferred Stock	$5,031		Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	6.3	x	17.8	x	8.1	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
Common Stock	$17,864	Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	6.0	x	8.2	x	7.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Options: With respect to options, the Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Portfolio. The Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium received by the Portfolio. When options are purchased OTC, the Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Option Purchased	Investments, at Value (Option Purchased)	Currency Risk	$10	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Option Purchased)	$(6,849	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Options Purchased)	$(7,249	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities (000)
Option Purchased	$10	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$10	$—	$(10)	$0

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	723,720,000

6.  Securities Lending: The Portfolio lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolio's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$73,901	(f)	$—	$(73,901	)(g)(h)	$0

(f) Represents market value of loaned securities at period end.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

(g) The Portfolio received cash collateral of approximately $65,380,000, of which approximately $61,216,000 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of September 30, 2016, there was uninvested cash of approximately $4,164,000, which is not reflected in the Portfolio of Investments. In addition, the Portfolio received non-cash collateral of approximately $9,362,000 in the form of U.S. Government obligations, which the Portfolio cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures". ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016.

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$65,380	$—	$—	$—	$65,380
Total Borrowings	$65,380	$—	$—	$—	$65,380
Gross amount of recognized liabilities for securities lending transactions					$65,380

7.  Restricted Securities: The Portfolio invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent reporting period.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $603,037,000 and $3,521,057,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2016.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $99,000 relating to the Portfolio's investment in the Liquidity Funds.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$210,142	$2,262,235	$2,388,773	$230	$83,604

During the year ended September 30, 2016, the Portfolio incurred approximately $17,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio.

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio engaged in cross-trade sales of approximately $23,011,000 which resulted in net realized gains of approximately $329,313,000.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From:		2015 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$455,768	$69,051	$902,755

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, tax adjustments on partnership investments held and sold by the Portfolio and a net operating loss, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Net Investment Loss (000)	Accumulated Undistributed Net Realized Gain (000)	Paid-in- Capital (000)
$7,284	$26,992	$(34,276)

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$302,213

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2016, the Portfolio deferred to October 1, 2016 for U.S. federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$23,275	$—

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 34.6%.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Mid Cap Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not obtained. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Growth Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Portfolio's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended September 30, 2016.

The Portfolio designated and paid approximately $455,768,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Portfolio's earnings for its taxable year ended September 30, 2016. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designated up to a maximum of approximately $7,124,000 as taxable at this lower rate.

In January, the Portfolio provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

38

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
1627711 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

(formerly Limited Duration Portfolio)

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	35
Investment Advisory Agreement Approval	36
Privacy Notice	38
Trustee and Officer Information	41

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Short Duration Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,043.00	$1,023.50	$1.53	$1.52	0.30	%***
Short Duration Income Portfolio Class A	1,000.00	1,040.50	1,022.40	2.65	2.63	0.52	***
Short Duration Income Portfolio Class L	1,000.00	1,039.00	1,021.00	4.08	4.04	0.80	***
Short Duration Income Portfolio Class C	1,000.00	1,036.50	1,018.50	6.62	6.56	1.30	***
Short Duration Income Portfolio Class IS	1,000.00	1,042.00	1,023.75	1.28	1.26	0.25	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Short Duration Income Portfolio

The Portfolio seeks above-average total return over a market cycle of three to five years.

Performance

On January 11, 2016, Morgan Stanley ("MS") Limited Duration U.S. Government Trust merged into Morgan Stanley Institutional Fund Trust ("MSIFT") Limited Duration Portfolio. In conjunction with the Reorganization, MSIFT Limited Duration Portfolio (the Portfolio) was renamed MSIFT Short Duration Income Portfolio and changed its principal investment policy. In addition, the Portfolio changed its benchmark from the Bloomberg Barclays 1-3 Year Government/Credit Index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index.

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.43%, net of fees. The Portfolio's Performance Linked benchmark, which reflects the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index from the beginning of the fiscal period to January 8, 2016 and the performance of the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index for periods thereafter through September 30, 2016, returned 0.49%.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 1.46% for Class I Shares as of September 30, 2016. The returns on the other Share Classes would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Factors Affecting Performance

For the full 12 months ended September 30, 2016, the Bloomberg Barclays 1-3 Year Government/Credit Index posted a 1.31% return and the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index posted a 0.54% return. The Portfolio's Performance Linked benchmark (represented by performance of the Bloomberg Barclays 1-3 Year Government/Credit Index for periods from the beginning of the fiscal year to January 8, 2016 and the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index for periods thereafter through September 30, 2016) returned 0.49%.

•  The rise in risk premia and increase in correlations across asset classes that began when China devalued its currency in the third quarter of 2015 have continued to dominate asset prices over the 12-month period. The devaluation of the Chinese currency and ensuing fall in Chinese equity prices was followed by a substantial move lower in oil prices, which continued through February 2016. Oil prices were at the epicenter of market volatility, with investor concerns about Chinese economic performance and a broader emerging markets slowdown reflected in lower commodity prices. Weaker expectations for oil demand, combined with fears of new supply coming on line, pushed oil prices down to levels not seen in a decade. Volatility in the energy market put pressure on all the major risk markets, and correlations between crude oil prices and equities, credit, inflation expectations and even government bond yields were extremely high. The market has since been calmed by a stabilization in oil prices and continued global central bank policy coordination, which has led to a recovery in risk asset prices and the start of a rise in global government bond yields, mainly at the back-end (or, longer maturity range) of yield curves.

•  Global government bond yields fell during the period. Yields on the 10-year U.S. Treasury fell to as low as 1.36% and returned 5.6% over the period.(iv)

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment grade credit, particularly in financials, as we believe valuations relative to fundamentals have been attractive. Additionally, the yield offered by the investment-grade credit sector has been attractive, in our view. This positioning added to relative performance.

•  The Portfolio has also been positioned with an allocation to short-maturity, high-quality asset-backed securities. This position is primarily in credit card, auto, and business and construction equipment securities. The position had a small positive effect on relative performance during the period.

•  Until the principal investment strategy changed in January 2016, the Portfolio had allocations to riskier segments of the market, such as BB-rated high-yield corporates and non-agency mortgage

(iv)  Source: Bloomberg L.P. Data as of September 30, 2016

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

securities, and these positions detracted from relative performance early in the period as sectors with credit risk underperformed due to declines in energy prices and concerns over a global recession. However, we note that energy prices have since recovered and concerns over a global recession have since been removed.

•  In conjunction with the January 11, 2016 Reorganization and renaming of the Portfolio (as described in the Performance discussion), the Portfolio changed its principal investment policy such that under normal circumstances, it seeks to achieve its investment objective of above-average total return over a market cycle of three to five years by investing substantially all of its assets in investment grade fixed income securities denominated in U.S. dollars, while seeking to maintain an overall duration of its portfolio of approximately one year or less. In addition, the Portfolio changed its benchmark from the from the Bloomberg Barclays 1-3 Year Government/Credit Index to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Short Duration Income Blend Index(1), the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index(2), the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index(3) and the Lipper Short Investment Grade Debt Funds Index(4)

	Period Ended September 30, 2016 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Portfolio — Class I Shares w/o sales charges(6)	7.43%	2.77%	0.46%	3.16%
Portfolio — Class A Shares w/o sales charges(7)	7.15	2.48	—	–0.21
Portfolio — Class L Shares w/o sales charges(8)	6.79	—	—	2.01
Portfolio — Class C Shares w/o sales charges(9)	6.24	—	—	3.68
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(9)	5.24	—	—	3.68
Portfolio — Class IS Shares w/o sales charges(10)	—	—	—	7.42
Short Duration Income Blend Index	0.49	0.89	2.50	4.15
Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index	0.54	0.33	1.53	2.86
Bloomberg Barclays 1-3 year U.S. Government/Credit Index	1.31	1.05	2.59	4.18
Lipper Short Investment Grade Debt Funds Index	2.06	1.73	2.55	3.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charge and expenses.

(1)  The Short Duration Income Blend Index is a performance linked benchmark of the old and new benchmark of the Portfolio, the old represented by Bloomberg Barclays 1-3 Year U.S. Government/Credit Index from the Portfolio's inception to January 8, 2016, and the new represented by Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Bank of America/Merrill Lynch 1-year U.S. Treasury note Index tracks one-year U.S. government securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed to the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index to more accurately reflect the Portfolio's new investible universe following the Reorganization.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

(3)  The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg Barclays U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(5)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(6)  Commenced operations on March 31, 1992.

(7)  Commenced operations on September 28, 2007.

(8)  Commenced operations on April 27, 2012.

(9)  Commenced operations on April 30, 2015.

(10)  Commenced operations on January 11, 2016.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

	Face Amount (000)	Value (000)
Fixed Income Securities (93.1%)
Agency Adjustable Rate Mortgages (4.3%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.69%, 6/1/38	$495	$524
2.76%, 1/1/36 - 7/1/38	2,062	2,186
2.81%, 5/1/40	559	594
3.12%, 6/1/37	240	254
Federal National Mortgage Association,
Conventional Pools:
2.36%, 9/1/37	752	773
2.80%, 9/1/38	555	579
2.82%, 9/1/38 - 5/1/39	1,139	1,202
2.95%, 10/1/35	691	728
3.04%, 9/1/39	232	246
		7,086
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.4%)
Safina Ltd.
2.00%, 12/30/23	621	627
Agency Fixed Rate Mortgages (4.6%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	622	669
6.50%, 9/1/19 - 4/1/24	3	3
7.50%, 11/1/19 - 5/1/35	39	50
8.00%, 8/1/32	23	28
8.50%, 8/1/31	24	30
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 1/1/44	2,522	2,750
5.00%, 12/1/23 - 11/1/44	1,776	1,952
6.00%, 2/1/37 - 9/1/37	437	500
6.50%, 2/1/28 - 10/1/32	279	324
7.00%, 7/1/29 - 3/1/37	373	445
7.50%, 8/1/37	53	64
8.00%, 4/1/33	98	122
8.50%, 10/1/32	42	54
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	193	221
7.50%, 11/15/32	273	321
8.50%, 7/15/30	110	125
9.00%, 11/15/16	1	1
		7,659
Asset-Backed Securities (10.0%)
Ally Auto Receivables Trust
1.47%, 4/15/20	650	653
CAM Mortgage LLC
3.50%, 7/15/64 (a)	66	66
	Face Amount (000)	Value (000)
Capital One Multi-Asset Execution Trust,
1.33%, 6/15/22	$1,250	$1,249
1.45%, 8/16/21	474	477
Chase Issuance Trust
1.06%, 9/16/19	725	725
Citibank Credit Card Issuance Trust
2.88%, 1/23/23	450	477
Colony American Homes
1.68%, 5/17/31 (a)(b)	402	402
Ford Credit Auto Owner Trust
2.26%, 11/15/25 (a)	1,165	1,188
Green Tree Agency Advance Funding Trust I,
2.38%, 10/15/48 (a)	600	600
3.09%, 10/15/48 (a)	227	227
Honda Auto Receivables Owner Trust
1.01%, 10/18/18	550	550
Hyundai Auto Lease Securitization Trust,
0.00%, 3/15/19 (a)	825	825
1.07%, 7/16/18 (a)(b)	600	602
Invitation Homes Trust,
1.68%, 12/17/30 (a)(b)	584	584
1.88%, 6/17/32 (a)(b)	392	394
3.28%, 8/17/32 (a)(b)	666	674
Nationstar HECM Loan Trust,
2.24%, 6/25/26 (a)	399	399
2.88%, 11/25/25 (a)	192	193
2.98%, 2/25/26 (a)	332	332
Nissan Auto Receivables Owner Trust
1.07%, 5/15/19	620	620
North Carolina State Education Assistance Authority
1.51%, 7/25/25 (b)	484	481
Panhandle-Plains Higher Education Authority, Inc.
1.60%, 7/1/24 (b)	137	136
PRPM LLC
4.00%, 9/27/21 (a)	350	351
RMAT LLC
4.83%, 6/25/35 (a)	344	339
SBA Small Business Investment Cos.
2.25%, 9/10/22	578	586
SPS Servicer Advance Receivables Trust
2.92%, 7/15/47 (a)	350	351
Sunset Mortgage Loan Co., LLC
3.72%, 11/16/44 (a)	98	98
Vericrest Opportunity Loan Trust
4.25%, 3/26/46 (a)	396	402
Verizon Owner Trust
1.42%, 1/20/21 (a)	500	502
Volkswagen Credit Auto Master Trust
1.40%, 7/22/19 (a)	398	398
VOLT NPL X LLC
4.75%, 10/26/54 (a)	282	277

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
VOLT XIX LLC,
3.88%, 4/25/55 (a)	$285	$286
5.00%, 4/25/55 (a)	200	197
VOLT XXII LLC
4.25%, 2/25/55 (a)	199	194
VOLT XXX LLC
4.75%, 10/25/57 (a)	200	195
VOLT XXXI LLC
4.50%, 2/25/55 (a)	200	195
VOLT XXXIII LLC
4.25%, 3/25/55 (a)	347	337
		16,562
Collateralized Mortgage Obligations — Agency Collateral Series (4.3%)
Federal Home Loan Mortgage Corporation,
1.44%, 1/25/19	360	361
1.56%, 10/25/18	158	158
1.62%, 9/25/18	382	384
1.66%, 11/25/16	113	112
1.78%, 10/25/20	447	451
1.88%, 5/25/19	843	855
2.06%, 10/25/20	534	541
2.09%, 3/25/19	265	270
2.26%, 10/25/20	280	284
2.30%, 9/25/18	320	326
2.32%, 10/25/18	285	291
3.03%, 10/25/20 (b)	483	512
REMIC
7.50%, 9/15/29	748	869
Federal National Mortgage Association,
0.73%, 6/25/18 (b)	216	216
1.55%, 4/25/18	250	251
1.63%, 2/25/18	273	274
2.17%, 9/25/19 (b)	587	599
Government National Mortgage Association,
IO
5.00%, 11/20/38	741	46
5.70%, 3/20/43 (b)	757	115
5.97%, 8/16/39 - 5/20/40(b)	1,696	237
6.07%, 1/16/40 (b)	535	88
		7,240
Commercial Mortgage-Backed Securities (1.1%)
BLCP Hotel Trust
1.47%, 8/15/29 (a)(b)	581	579
CDGJ Commercial Mortgage Trust
1.92%, 12/15/27 (a)(b)	506	507
Citigroup Commercial Mortgage Trust
2.11%, 1/12/30 (a)	162	163
Hilton USA Trust
1.52%, 11/5/30 (a)(b)	154	154
Hudsons Bay Simon JV Trust
2.10%, 8/5/34 (a)(b)	185	185
	Face Amount (000)	Value (000)
JP Morgan Chase Commercial Mortgage Securities Trust
1.50%, 7/15/31 (a)(b)	$177	$177
		1,765
Corporate Bonds (64.4%)
Finance (28.2%)
ABN Amro Bank N.V.
2.50%, 10/30/18 (a)	630	642
American Express Credit Corp.,
Series G
1.80%, 7/31/18	425	428
2.25%, 8/15/19	675	689
Bank of America Corp.,
MTN
2.63%, 10/19/20	780	797
Bank of Montreal,
MTN
1.50%, 7/18/19	375	374
Bank of New York Mellon Corp. (The),
MTN
2.45%, 11/27/20	525	539
Bank of Nova Scotia (The),
1.70%, 6/11/18	550	553
1.95%, 1/15/19	725	733
BB&T Corp.,
MTN
2.25%, 2/1/19	580	591
Berkshire Hathaway Finance Corp.
1.70%, 3/15/19	500	505
BNP Paribas SA,
MTN
2.70%, 8/20/18	1,560	1,590
BNZ International Funding Ltd.
2.35%, 3/4/19 (a)	650	661
BPCE SA,
MTN
2.25%, 1/27/20	600	610
Capital One Financial Corp.
2.45%, 4/24/19	1,005	1,028
Citigroup, Inc.,
2.05%, 12/7/18 - 6/7/19	1,575	1,588
Commonwealth Bank of Australia,
1.38%, 9/6/18 (a)	900	899
2.50%, 9/20/18	600	612
Compass Bank
1.85%, 9/29/17	600	599
Credit Agricole SA
2.13%, 4/17/18 (a)	775	781
Credit Suisse AG,
Series G
2.30%, 5/28/19	650	658
Danske Bank A/S
1.65%, 9/6/19 (a)	825	824

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

	Face Amount (000)	Value (000)
Finance (cont'd)
DBS Group Holdings Ltd.
2.25%, 7/16/19 (a)	$650	$662
Discover Bank
2.00%, 2/21/18	665	667
DNB Bank ASA
3.20%, 4/3/17 (a)	610	616
ERP Operating LP
2.38%, 7/1/19	550	562
Goldman Sachs Group, Inc. (The),
2.38%, 1/22/18	880	890
2.63%, 1/31/19	790	807
HSBC USA, Inc.,
1.63%, 1/16/18	725	726
2.25%, 6/23/19	659	666
ING Bank N.V.
2.05%, 8/17/18 (a)	1,075	1,083
Intesa Sanpaolo SpA
3.88%, 1/16/18	355	362
Jackson National Life Global Funding
1.88%, 10/15/18 (a)	275	278
JPMorgan Chase & Co.,
1.85%, 3/22/19	1,170	1,177
2.20%, 10/22/19	325	330
KeyBank NA
1.60%, 8/22/19	300	300
LeasePlan Corp. N.V.
2.88%, 1/22/19 (a)	500	505
Macquarie Bank Ltd.,
2.35%, 1/15/19 (a)	725	733
2.60%, 6/24/19 (a)	605	616
Manufacturers & Traders Trust Co.
2.10%, 2/6/20	560	565
Metropolitan Life Global Funding I,
1.35%, 9/14/18 (a)	1,120	1,120
2.00%, 4/14/20 (a)	550	556
Mizuho Bank Ltd.
1.85%, 3/21/18 (a)	645	647
National Australia Bank Ltd.,
1.25%, 3/17/17 (a)	400	400
1.38%, 7/12/19	1,220	1,212
New York Life Global Funding
1.55%, 11/2/18 (a)	375	377
Nordea Bank AB,
1.63%, 9/30/19 (a)	900	898
1.88%, 9/17/18 (a)	800	806
PNC Bank NA
1.95%, 3/4/19	875	887
Principal Financial Group, Inc.
1.85%, 11/15/17	725	729
Protective Life Global Funding,
1.72%, 4/15/19 (a)	700	702
2.70%, 11/25/20 (a)	525	540
	Face Amount (000)	Value (000)
QBE Insurance Group Ltd.
2.40%, 5/1/18 (a)	$200	$201
Royal Bank of Canada,
Series G
1.80%, 7/30/18	1,300	1,309
Santander Holdings USA, Inc.
2.70%, 5/24/19	675	684
Santander UK Group Holdings PLC
2.88%, 10/16/20	200	202
Skandinaviska Enskilda Banken AB
1.75%, 3/19/18 (a)	380	382
Standard Chartered PLC
1.50%, 9/8/17 (a)	900	898
Sumitomo Mitsui Banking Corp.
2.45%, 1/10/19	630	641
Suncorp-Metway Ltd.
2.10%, 5/3/19 (a)	275	278
Swedbank AB
1.75%, 3/12/18 (a)	305	307
Synchrony Financial
3.00%, 8/15/19	800	819
Toronto-Dominion Bank (The),
MTN
1.95%, 1/22/19	1,450	1,467
UBS AG,
MTN
2.38%, 8/14/19	925	944
UnitedHealth Group, Inc.
2.70%, 7/15/20	500	520
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 9/17/19 (a)	600	616
Wells Fargo & Co.
2.15%, 1/15/19	360	365
Westpac Banking Corp.,
1.65%, 5/13/19	625	628
1.95%, 11/23/18	375	378
		46,759
Industrials (34.0%)
AbbVie, Inc.
2.50%, 5/14/20	575	587
Actavis Funding SCS
3.00%, 3/12/20	835	863
Altera Corp.
2.50%, 11/15/18	300	308
Amazon.com, Inc.
2.60%, 12/5/19	525	545
American Honda Finance Corp.,
MTN
1.20%, 7/12/19	530	527
2.45%, 9/24/20	550	566
Amgen, Inc.
2.20%, 5/22/19	790	805

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

	Face Amount (000)	Value (000)
Industrials (cont'd)
Anheuser-Busch InBev Finance, Inc.
1.90%, 2/1/19	$775	$783
AstraZeneca PLC
1.75%, 11/16/18	1,495	1,507
AT&T, Inc.
2.45%, 6/30/20	1,225	1,249
AutoZone, Inc.
1.63%, 4/21/19	740	743
Baidu, Inc.
3.25%, 8/6/18	225	231
BAT International Finance PLC
2.75%, 6/15/20 (a)	450	466
Baxalta, Inc.
2.88%, 6/23/20	550	564
Bayer US Finance LLC
2.38%, 10/8/19 (a)	600	609
Becton Dickinson and Co.,
1.80%, 12/15/17	815	819
2.68%, 12/15/19	300	310
Biogen, Inc.
2.90%, 9/15/20	525	546
BMW US Capital LLC
1.50%, 4/11/19 (a)	700	701
Boston Scientific Corp.
2.65%, 10/1/18	570	583
Caterpillar Financial Services Corp.,
MTN
1.35%, 5/18/19	790	790
1.80%, 11/13/18	300	303
CBS Corp.
2.30%, 8/15/19	625	634
Celgene Corp.,
2.13%, 8/15/18	755	763
2.88%, 8/15/20	525	544
Chevron Corp.
1.79%, 11/16/18	300	303
Comcast Corp.
5.70%, 5/15/18	1,485	1,591
CVS Health Corp.
1.90%, 7/20/18	550	556
Daimler Finance North America LLC,
1.50%, 7/5/19 (a)	500	497
2.38%, 8/1/18 (a)	750	761
Deutsche Telekom International Finance BV
6.00%, 7/8/19	650	728
Dominion Gas Holdings LLC
2.50%, 12/15/19	825	848
EMD Finance LLC
2.40%, 3/19/20 (a)	575	585
Enbridge, Inc.
1.29%, 6/2/17 (b)	175	175
	Face Amount (000)	Value (000)
Energy Transfer Partners LP
2.50%, 6/15/18	$575	$579
Enterprise Products Operating LLC
2.55%, 10/15/19	325	331
Experian Finance PLC
2.38%, 6/15/17 (a)	600	603
Exxon Mobil Corp.
1.71%, 3/1/19	775	784
Ford Motor Credit Co., LLC
5.00%, 5/15/18	825	866
General Motors Financial Co., Inc.
3.15%, 1/15/20	600	612
Gilead Sciences, Inc.
2.55%, 9/1/20	500	517
Goldcorp, Inc.
2.13%, 3/15/18	520	522
Home Depot, Inc.
2.25%, 9/10/18	795	813
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17 (a)	240	240
Hyundai Capital America,
2.00%, 3/19/18 (a)	525	528
2.50%, 3/18/19 (a)	775	788
2.60%, 3/19/20 (a)	325	332
Ingersoll-Rand Global Holding Co., Ltd.
2.88%, 1/15/19	335	344
Intel Corp.
2.45%, 7/29/20	550	569
JM Smucker Co. (The)
2.50%, 3/15/20	225	231
John Deere Capital Corp.,
MTN
1.95%, 1/8/19	1,590	1,617
Kinder Morgan, Inc.
3.05%, 12/1/19	650	665
Kroger Co. (The)
2.00%, 1/15/19	750	760
L-3 Communications Corp.
1.50%, 5/28/17	275	275
Lockheed Martin Corp.,
1.85%, 11/23/18	555	562
2.50%, 11/23/20	225	232
LVMH Moet Hennessy Louis Vuitton SE
1.63%, 6/29/17 (a)	525	526
Marathon Petroleum Corp.
2.70%, 12/14/18	725	741
McDonald's Corp.,
MTN
2.20%, 5/26/20	550	561
McKesson Corp.
2.28%, 3/15/19	790	804
Mead Johnson Nutrition Co.
3.00%, 11/15/20	175	182

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

	Face Amount (000)	Value (000)
Industrials (cont'd)
Medtronic, Inc.
2.50%, 3/15/20	$550	$569
Microsoft Corp.
1.10%, 8/8/19	425	424
Molson Coors Brewing Co.
1.45%, 7/15/19	775	773
Nissan Motor Acceptance Corp.,
2.00%, 3/8/19 (a)	575	580
2.65%, 9/26/18 (a)	720	735
Orange SA
2.75%, 2/6/19	625	643
Reynolds American, Inc.
2.30%, 6/12/18	525	533
Ryder System, Inc.,
MTN
2.65%, 3/2/20	125	128
5.85%, 11/1/16	475	477
Scripps Networks Interactive, Inc.
2.75%, 11/15/19	575	591
Shell International Finance BV
1.38%, 9/12/19	700	698
Siemens Financieringsmaatschappij N.V.,
1.30%, 9/13/19 (a)	900	896
2.15%, 5/27/20 (a)	550	560
Southwest Airlines Co.
2.75%, 11/6/19	600	620
Teva Pharmaceutical Finance Netherlands III BV
1.40%, 7/20/18	810	808
Thomson Reuters Corp.,
1.30%, 2/23/17	325	325
1.65%, 9/29/17	150	150
Time Warner Cable, Inc.
6.75%, 7/1/18	400	435
Toyota Motor Credit Corp.,
MTN
1.40%, 5/20/19	625	626
1.70%, 2/19/19	725	731
TSMC Global Ltd.
1.63%, 4/3/18 (a)	800	802
Tyson Foods, Inc.
2.65%, 8/15/19	600	616
Union Pacific Corp.
2.25%, 6/19/20	550	564
Verizon Communications, Inc.
2.55%, 6/17/19	1,250	1,287
Viacom, Inc.
2.50%, 9/1/18	625	632
Visa, Inc.
2.20%, 12/14/20	500	513
Vodafone Group PLC
1.50%, 2/19/18	750	750
	Face Amount (000)	Value (000)
Volkswagen Group of America Finance LLC
2.40%, 5/22/20 (a)	$550	$554
Walgreens Boots Alliance, Inc.
1.75%, 5/30/18	790	795
Wm Wrigley Jr. Co.
1.40%, 10/21/16 (a)	600	600
		56,389
Utilities (2.2%)
Dominion Resources, Inc.,
Series B
1.60%, 8/15/19	225	225
DTE Energy Co.
1.50%, 10/1/19 (c)	425	425
Engie SA
1.63%, 10/10/17 (a)	650	651
Eversource Energy
1.45%, 5/1/18	525	526
Origin Energy Finance Ltd.
3.50%, 10/9/18 (a)	200	204
Sempra Energy
2.40%, 3/15/20	600	612
Southern Co. (The)
2.15%, 9/1/19	725	734
Xcel Energy, Inc.
1.20%, 6/1/17	275	275
		3,652
		106,800
Mortgages — Other (2.2%)
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	239	245
Fannie Mae Connecticut Avenue Securities,
1.68%, 5/25/25 (b)	110	110
1.98%, 1/25/29 (b)	297	299
2.73%, 10/25/28 (b)	388	393
FDIC Guaranteed Notes Trust
1.07%, 2/25/48 (a)(b)	1	1
Freddie Mac Structured Agency Credit Risk Debt Notes,
1.43%, 10/25/27 (b)	191	192
1.53%, 2/25/24 (b)	89	89
1.63%, 12/25/28 (b)	245	245
1.78%, 10/25/28 (b)	240	240
1.98%, 7/25/28 (b)	472	474
2.28%, 9/25/28 (b)	334	336
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (a)(b)	627	658
Sequoia Mortgage Trust
1.15%, 8/20/34 (b)	462	437
		3,719

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

	Face Amount (000)	Value (000)
Sovereign (0.4%)
Korea Development Bank (The)
1.50%, 1/22/18	$690	$691
U.S. Agency Security (1.4%)
Private Export Funding Corp.
1.45%, 8/15/19	2,300	2,320
Total Fixed Income Securities (Cost $152,844)		154,469
	Shares
Short-Term Investments (7.3%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,928)	5,928,392	5,928
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill
0.41%, 3/23/17 (d)(e) (Cost $1,348)	$1,350	1,347
Certificates of Deposit (2.5%)
International Banks (2.5%)
Bank of Montreal
1.23%, 5/3/17	450	450
Credit Suisse AG
1.65%, 9/12/17	760	761
Prudential PLC
1.08%, 4/21/17	1,500	1,491
Skandinaviska Enskilda Banken AB
1.26%, 5/26/17	1,520	1,521
		4,223
	Face Amount (000)	Value (000)
Commercial Paper (0.4%)
International Bank (0.4%)
Credit Agricole SA
1.25%, 2/9/17 (f)	$700	$697
Total Short-Term Investments (Cost $12,194)		12,195
Total Investments (100.4%) (Cost $165,038) (g)(h)		166,664
Liabilities in Excess of Other Assets (–0.4%)		(731)
Net Assets (100.0%)		$165,933

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at September 30, 2016.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  The rates shown are the effective yields at the date of purchase.

(g)  Securities are available for collateral in connection with open futures contracts.

(h)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $165,040,000. The aggregate gross unrealized appreciation is approximately $1,799,000 and the aggregate gross unrealized depreciation is approximately $175,000 resulting in net unrealized appreciation of approximately $1,624,000.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 5 yr. Note	266	$(32,323)	Dec-16	$(3)
U.S. Treasury 2 yr. Note	80	(17,477)	Dec-16	(—	@)
U.S. Treasury 10 yr. Ultra Long Bond	4	(577)	Dec-16	—	@
				$(3)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	33.8%
Finance	28.1
Other*	20.9
Asset-Backed Securities	9.9
Short-Term Investments	7.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open short futures contracts with an underlying face amount of approximately $50,377,000 with total unrealized depreciation of approximately $3,000.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $159,110)	$160,736
Investment in Security of Affiliated Issuer, at Value (Cost $5,928)	5,928
Total Investments in Securities, at Value (Cost $165,038)	166,664
Cash	23
Receivable for Investments Sold	4,809
Interest Receivable	765
Receivable for Portfolio Shares Sold	267
Receivable for Variation Margin on Futures Contracts	66
Receivable from Affiliate	1
Other Assets	48
Total Assets	172,643
Liabilities:
Payable for Investments Purchased	6,223
Payable for Portfolio Shares Redeemed	225
Payable for Reorganization Expense	50
Payable for Advisory Fees	46
Payable for Professional Fees	32
Payable for Sub Transfer Agency Fees — Class I	7
Payable for Sub Transfer Agency Fees — Class A	6
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	12
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	10
Payable for Trustees' Fees and Expenses	7
Payable for Custodian Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	84
Total Liabilities	6,710
Net Assets	$165,933
Net Assets Consist of:
Paid-in-Capital	$404,250
Accumulated Undistributed Net Investment Income	474
Accumulated Net Realized Loss	(240,414)
Unrealized Appreciation (Depreciation) on:
Investments	1,626
Futures Contracts	(3)
Foreign Currency Translations	—	@
Net Assets	$165,933

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$98,603
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	12,149,602
Net Asset Value, Offering and Redemption Price Per Share	$8.12
CLASS A:
Net Assets	$66,821
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	8,215,885
Net Asset Value, Redemption Price Per Share	$8.13
CLASS L:
Net Assets	$403
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	49,703
Net Asset Value, Offering and Redemption Price Per Share	$8.11
CLASS C:
Net Assets	$95
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	11,768
Net Asset Value, Offering and Redemption Price Per Share	$8.09
CLASS IS:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,307
Net Asset Value, Offering and Redemption Price Per Share	$8.11

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$3,176
Dividends from Security of Affiliated Issuer (Note G)	8
Total Investment Income	3,184
Expenses:
Advisory Fees (Note B)	301
Professional Fees	155
Administration Fees (Note C)	109
Shareholder Services Fees — Class A (Note D)	94
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	74
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Registration Fees	67
Shareholder Reporting Fees	62
Pricing Fees	31
Transfer Agency Fees — Class I (Note E)	7
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	1
Custodian Fees (Note F)	13
Trustees' Fees and Expenses	— @
Other Expenses	24
Total Expenses	952
Waiver of Advisory Fees (Note B)	(216)
Reimbursement of Class Specific Expenses — Class I (Note B)	(46)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(3)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Reimbursement of Custodian Fees (Note F)	(125)
Net Expenses	555
Net Investment Income	2,629
Realized Gain (Loss):
Investments Sold	8,255
Foreign Currency Forward Exchange Contracts	2
Foreign Currency Transactions	— @
Futures Contracts	(1,065)
Swap Agreements	(65)
Net Realized Gain	7,127
Change in Unrealized Appreciation (Depreciation):
Investments	833
Foreign Currency Forward Exchange Contracts	(2)
Foreign Currency Translations	— @
Futures Contracts	189
Swap Agreements	73
Net Change in Unrealized Appreciation (Depreciation)	1,093
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	8,220
Net Increase in Net Assets Resulting from Operations	$10,849

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)		Year Ended September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,629		$1,904
Net Realized Gain (Loss)	7,127		(804)
Net Change in Unrealized Appreciation (Depreciation)	1,093		(1,030)
Net Increase in Net Assets Resulting from Operations	10,849		70
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,953)		(1,478)
Class A:
Net Investment Income	(590)		(14)
Class L:
Net Investment Income	(6)		(2)
Class C:
Net Investment Income	(1)		(— @)*
Class IS:
Net Investment Income	(—	@)**	—
Total Distributions	(2,550)		(1,494)
Capital Share Transactions:(1)
Class I:
Subscribed	8,502		6,678
Issued due to a tax-free reorganization	604		—
Distributions Reinvested	1,951		1,477
Redeemed	(20,237)		(23,006)
Class A:
Subscribed	23,263		2,156
Issued due to a tax-free reorganization	47,269		—
Distributions Reinvested	585		14
Redeemed	(9,355)		(1,330)
Class L:
Exchanged	167		—
Subscribed	—		367
Issued due to a tax-free reorganization	112		—
Distributions Reinvested	3		1
Redeemed	(339)		(124)
Class C:
Exchanged	32		—
Subscribed	—		72 *
Distributions Reinvested	1		— @*
Redeemed	(13)		(1)*
Class IS:
Subscribed	10	**	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	52,555		(13,696)
Total Increase (Decrease) in Net Assets	60,854		(15,120)
Net Assets:
Beginning of Period	105,079		120,199
End of Period (Including Accumulated Undistributed Net Investment Income of $474 and $506)	$165,933		$105,079

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2016 (000)	Year Ended September 30, 2015 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$1,090	$859
Shares Issued due to a tax-free reorganization	79	—
Shares Issued on Distributions Reinvested	252	190
Shares Redeemed	(2,604)	(2,959)
Net Decrease in Class I Shares Outstanding	(1,183)	(1,910)
Class A:
Shares Subscribed	2,949	277
Shares Issued due to a tax-free reorganization	6,163	—
Shares Issued on Distributions Reinvested	75	2
Shares Redeemed	(1,199)	(171)
Net Increase in Class A Shares Outstanding	7,988	108
Class L:
Shares Exchanged	22	—
Shares Subscribed	—	47
Shares Issued due to a tax-free reorganization	15	—
Shares Issued on Distributions Reinvested	— @@	—	@@
Shares Redeemed	(44)	(16)
Net Increase (Decrease) in Class L Shares Outstanding	(7)	31
Class C:
Shares Exchanged	5	—
Shares Subscribed	—	9	*
Shares Issued on Distributions Reinvested	— @@	—	@@*
Shares Redeemed	(2)	(—	@@)*
Net Increase in Class C Shares Outstanding	3	9
Class IS:
Shares Subscribed	1 **	—

*  For the period April 30, 2015 through September 30, 2015.

**  For the period January 11, 2016 through September 30, 2016.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.71		$7.81	$7.76	$7.80	$7.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.13	0.12	0.11	0.15
Net Realized and Unrealized Gain (Loss)	0.41		(0.12)	0.04	(0.03)	0.11
Total from Investment Operations	0.56		0.01	0.16	0.08	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.11)	(0.11)	(0.12)	(0.17)
Net Asset Value, End of Period	$8.12		$7.71	$7.81	$7.76	$7.80
Total Return++	7.43	%**	0.06%	2.06%	1.09%	3.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,603		$102,808	$119,059	$122,958	$145,387
Ratio of Expenses to Average Net Assets (1)	0.36	%+^^	0.53%+	0.53%+	0.71%+^	0.63	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.97	%+^^	1.72%+	1.49%+	1.45%+^	1.92	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	66%		41%	60%	66%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.65%		0.63%	0.78%	0.72%	N/A
Net Investment Income to Average Net Assets	1.68%		1.62%	1.24%	1.44%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 5.97% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.46%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.53% for Class I shares.

^^  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.30% for Class I shares. Prior to January 11, 2016, the maximum ratio was 0.53% for Class I shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2016††		2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.72		$7.83	$7.77	$7.80	$7.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.11	0.09	0.09	0.13
Net Realized and Unrealized Gain (Loss)	0.40		(0.14)	0.05	(0.01)	0.11
Total from Investment Operations	0.54		(0.03)	0.14	0.08	0.24
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.08)	(0.08)	(0.11)	(0.15)
Net Asset Value, End of Period	$8.13		$7.72	$7.83	$7.77	$7.80
Total Return++	7.15	%**	(0.41)%	1.78%	0.84%	3.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,821		$1,761	$940	$749	$145
Ratio of Expenses to Average Net Assets (1)	0.52	%+^^	0.88%+	0.88%+	0.97%+^	0.88	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.83	%+^^	1.40%+	1.14%+	1.15%+^	1.70	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00%§	0.00	%§
Portfolio Turnover Rate	66%		41%	60%	66%	51%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.80%		1.22%	1.10%	1.00%	N/A
Net Investment Income to Average Net Assets	1.55%		1.06%	0.92%	1.12%	N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 5.94% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.21%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.88% for Class A shares.

^^  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.55% for Class A shares. Prior to January 11, 2016, the maximum ratio was 0.88% for Class A shares.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,						Period from April 27, 2012^ to
Selected Per Share Data and Ratios	2016††		2015	2014	2013		September 30, 2012
Net Asset Value, Beginning of Period	$7.70		$7.80	$7.75	$7.80		$7.76
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.08	0.06	0.07		0.04
Net Realized and Unrealized Gain (Loss)	0.41		(0.13)	0.05	(0.03)		0.04
Total from Investment Operations	0.52		(0.05)	0.11	0.04		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.05)	(0.06)	(0.09)		(0.04)
Net Asset Value, End of Period	$8.11		$7.70	$7.80	$7.75		$7.80
Total Return++	6.79	%**	(0.68)%	1.38%	0.48%		1.06	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$403		$439	$200	$95		$10
Ratio of Expenses to Average Net Assets (1)	0.92	%+^^^	1.23%+	1.23%+	1.24	%+^^	1.21	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.42	%+^^^	1.05%+	0.79%+	0.85	%+^^	1.14	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	0.00	%§	0.00	%§*
Portfolio Turnover Rate	66%		41%	60%	66%		51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.83%		1.80%	3.48%	1.34%		N/A
Net Investment Income (Loss) to Average Net Assets	0.51%		0.48%	(1.46)%	0.75%		N/A

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 5.92% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.87%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective September 16, 2013, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class L shares.

^^^  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class L shares. Prior to January 11, 2016, the maximum ratio was 1.23% for Class L shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Short Duration Income Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††		Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$7.69		$7.78
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.02
Net Realized and Unrealized Gain (Loss)	0.41		(0.09)
Total from Investment Operations	0.48		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.02)
Net Asset Value, End of Period	$8.09		$7.69
Total Return++	6.24	%**	(0.92	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95		$71
Ratio of Expenses to Average Net Assets (1)	1.39	%+^^	1.63	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.93	%+^^	0.73	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§*
Portfolio Turnover Rate	66%		41	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.95%		6.73	%*
Net Investment Loss to Average Net Assets	(1.63)%		(4.37	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

**  Performance was positively impacted by approximately 5.77% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.47%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^^  Effective January 11, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class C shares. Prior to January 11, 2016, the maximum ratio was 1.63% for Class C shares.

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Short Duration Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from January 11, 2016^ to September 30, 2016††
Net Asset Value, Beginning of Period	$7.65
Income from Investment Operations:
Net Investment Income†	0.17
Net Realized and Unrealized Gain	0.39
Total from Investment Operations	0.56
Distributions from and/or in Excess of:
Net Investment Income	(0.10)
Net Asset Value, End of Period	$8.11
Total Return++	7.42	%**#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	0.25	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	66	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.12	%*
Net Investment Loss to Average Net Assets	(14.67	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 5.96% due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.46%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio (name changed on January 11, 2016, formerly Limited Duration Portfolio). The Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Portfolio has suspended offering Class L and Class C shares to all investors. Class L and Class C shareholders of the Portfolio do not have the option of purchasing additional Class L and Class C shares, respectively. However, existing Class L and Class C shareholders may invest through reinvestment of dividends and distributions.

On January 11, 2016, the Portfolio commenced offering Class IS shares.

On January 11, 2016, the Portfolio acquired the net assets of Morgan Stanley Limited Duration U.S. Government Trust ("Limited Duration U.S. Government Trust"), an open-end investment company, based on the respective valuations as of the close of business on January 8, 2016, pursuant to a Plan of Reorganization approved by the shareholders of Limited Duration U.S. Government Trust on June 9, 2015 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 78,397 Class I shares of the Portfolio at a net asset value of $7.65 for 68,223 Class I shares of Limited Duration U.S. Government Trust; 528 Class I shares of the Portfolio at a net asset value of $7.65 for 460 Advisor Class shares of Limited Duration U.S. Government Trust; 6,162,897 Class A shares of the Portfolio at a net asset value of $7.67 for 5,378,737 Advisor Class shares of Limited Duration U.S. Government Trust; and 14,702 Class L shares of the Portfolio at a net asset value of $7.65 for 12,798 Advisor Class shares of Limited Duration U.S. Government Trust. The net assets of Limited Duration U.S. Government Trust before the Reorganization were approximately

$47,986,000, including unrealized appreciation of approximately $462,000 at January 8, 2016. The investment portfolio of Limited Duration U.S. Government Trust, with a fair value of approximately $47,575,000 and identified cost of approximately $47,113,000 on January 8, 2016, was the principal asset acquired by the Portfolio. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from Limited Duration U.S. Government Trust was carried forward to align ongoing reporting of the Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Portfolio were approximately $100,541,000. Immediately after the Reorganization, the net assets of the Portfolio were approximately $148,527,000.

Upon closing of the Reorganization, shareholders of Limited Duration U.S. Government Trust received shares of the Portfolio as follows:

Limited Duration U.S. Government Trust	Short Duration Income Portfolio
Class I	Class I
Advisor Class	Class I
Advisor Class	Class A
Advisor Class	Class L

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of the Portfolio, the Portfolio's pro forma results of operations for the period ended September 30, 2016, are as follows:

Net investment income(1)	$4,042,000
Net realized gain and unrealized gain(2)	$7,755,000
Net increase in net assets resulting from operations	$11,797,000

(1)  Approximately $2,629,000 as reported, plus approximately $898,000 Limited Duration U.S. Government Trust prior to Reorganization, plus approximately $515,000 of estimated pro-forma eliminated expenses.

(2)  Approximately $8,220,000 as reported, plus approximately $(465,000) Limited Duration U.S. Government Trust prior to Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Limited Duration U.S. Government Trust that have been included in the Portfolio's Statement of Operations since January 11, 2016.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley

Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Notes to Financial Statements (cont'd)

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$7,086	$—	$7,086
Agency Bonds — Consumer Discretionary (U.S. Government Guaranteed)	—	627	—	627
Agency Fixed Rate Mortgages	—	7,659	—	7,659
Asset-Backed Securities	—	16,562	—	16,562
Collateralized Mortgage Obligations — Agency Collateral Series	—	7,240	—	7,240
Commercial Mortgage-Backed Securities	—	1,765	—	1,765
Corporate Bonds	—	106,800	—	106,800
Mortgages — Other	—	3,719	—	3,719
Sovereign	—	691	—	691
U.S. Agency Security	—	2,320	—	2,320
Total Fixed Income Securities	—	154,469	—	154,469
Short-Term Investments
Investment Company	5,928	—	—	5,928
U.S. Treasury Security	—	1,347	—	1,347
Certificates of Deposit	—	4,223	—	4,223
Commercial Paper	—	697	—	697
Total Short-Term Investments	5,928	6,267	—	12,195
Total Assets	5,928	160,736	—	166,664
Liabilities:
Futures Contracts	(3)	—	—	(3)
Total	$5,925	$160,736	$—	$166,661

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of September 30, 2016, the Portfolio did not have any open foreign currency forward exchange contracts.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

As of September 30, 2016, the Portfolio did not have any open swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$—	@(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$(3	)(a)

@  Amount is less than $500.

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$2
Interest Rate Risk	Futures Contracts	(1,065)
Credit Risk	Swap Agreements	(15)
Interest Rate Risk	Swap Agreements	(50)
	Total	$(1,128)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(2)
Interest Rate Risk	Futures Contracts	189
Credit Risk	Swap Agreements	22
Interest Rate Risk	Swap Agreements	51
	Total	$260

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$334,000
Futures Contracts:
Average monthly original value	$56,525,000
Swap Agreements:
Average monthly notional amount	$161,000

5.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Included in Realized Gain (Loss) on Investments Sold are proceeds from the one-time settlements of class action lawsuits involving the Portfolio's past holdings of approximately $8,826,000, the impact of which on the Portfolio's performance is disclosed in the Financial Highlights.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.30% of the average daily net assets of the Portfolio. Effective January 11, 2016, the advisory fees were reduced to 0.20% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.53% for Class I shares, 0.88% for Class A shares, 1.23% for Class L shares and 1.63% for Class C shares. Effective January 11, 2016, pursuant to the Reorganization, the Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses will not exceed 0.30% for Class I shares, 0.55% for

Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $216,000 of advisory fees were waived and approximately $53,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Portfolio with respect to certain direct transactions with the Portfolio.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced investment advisory fee waivers during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period waiver of advisory fees.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $78,072,000 and $49,982,000, respectively. For the year ended September 30, 2016, purchases and sales of long-term U.S. Government securities were approximately $20,255,000 and $35,947,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $3,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$750	$91,298	$86,120	$8	$5,928

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income

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Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From: Ordinary Income (000)	2015 Distributions Paid From: Ordinary Income (000)
$2,550	$1,494

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and a capital loss carryforward acquired via merger, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(111)	$(12,199)	$12,310

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$533	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused short term and long term capital losses of approximately $1,410,000* and $4,307,000*, respectively, that do not have an expiration date.

In addition, at September 30, 2016, the Portfolio had available for federal income tax purposes unused capital losses which will expire on the indicated dates:

Amount (000)*	Expiration
$200,657	September 30, 2017
34,040	September 30, 2018

* These amounts include capital losses acquired from Limited Duration U.S. Government Trust that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2016, the Portfolio utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $7,362,000.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

J. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 89.5%.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Short Duration Income Portfolio (formerly Limited Duration Portfolio) (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short Duration Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Portfolio's management fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; (ii) management fee was competitive with its peer group average; and (iii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

45

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
1627666 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Privacy Notice	34
Trustee and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Strategic Income Portfolio (the "Portfolio") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2016 and held for the entire six-month period (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,032.80	$1,020.10	$4.98	$4.95	0.98	%***
Strategic Income Portfolio Class A	1,000.00	1,031.70	1,018.30	6.81	6.76	1.34	***
Strategic Income Portfolio Class C	1,000.00	1,027.20	1,012.21	10.54	10.46	2.08	***
Strategic Income Portfolio Class IS	1,000.00	1,033.00	1,020.35	4.73	4.70	0.93	***

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

***  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Strategic Income Portfolio

The Portfolio seeks total return comprised of income and capital appreciation.

Performance

For the fiscal year ended September 30, 2016, the Portfolio's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 2.91%, net of fees. The Portfolio's Class I shares outperformed against the Portfolio's benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.27%.

Factors Affecting Performance

•  The rise in risk premia and increase in correlations across asset classes that began when China devalued its currency in the third quarter of 2015 continued to dominate asset prices over the 12-month period. The devaluation of the Chinese currency and ensuing fall in Chinese equity prices was followed by a substantial move lower in oil prices, which continued through February 2016. Oil prices were at the epicenter of market volatility, with investor concerns about Chinese economic performance and a broader emerging markets slowdown reflected in lower commodity prices. Weaker expectations for oil demand, combined with fears of new supply coming on line, pushed oil prices down to levels not seen in a decade. Volatility in the energy market put pressure on all the major risk markets, and correlations between crude oil prices and equities, credit, inflation expectations and even government bond yields were extremely high. The market has since been calmed by a stabilization in oil prices and continued global central bank policy coordination, which has led to a recovery in risk asset prices and the start of a rise in global government bond yields, mainly at the back-end (that is, the longer maturity range) of yield curves.

•  Global government bond yields fell over the period, boosting prices (as bond yields and prices move in opposite directions). Yields on the 10-year U.S. Treasury fell to as low as 1.36% and returned 5.6% over the period.(1) Ten-year Japanese government bonds returned 4.9%, German 10-year bunds returned 8.5%, and U.K. 10-year gilts returned 12.4%.(1)

•  The largest contributor to positive performance was the Fund's allocation to non-agency residential mortgage-backed securities (RMBS). While non-agency RMBS yield spreads did widen in early 2016, the sector was relatively resilient and the relatively small amount of spread widening was largely a result of a rise in global risk premium rather than increased credit risks in the U.S. housing and mortgage markets. Non-agency RMBS spreads are now at their tightest levels since 2014 for most securities. U.S. housing market and mortgage market fundamentals have remained positive. National home prices are up 5.1% over the past year.(2) Home prices are up 37% nationally from the lows in 2012 and are now less than 1% below the peak from July 2006.(2) Mortgage performance also remains strong. We remain overweight the sector.

•  The Portfolio's exposures to investment grade credit and to high yield were large drivers of positive performance. In the beginning of 2016, weaker expectations for oil demand combined with fears of new supply coming on line, particularly from Iran where sanctions were loosened during the month, pushed oil prices down to levels not seen in a decade. The broader commodity market suffered from similar fears of high supply and weaker demand, and iron ore and copper both reached cycle low levels. In addition, concerns regarding the rising potential for weakness in the U.S. economy arising from contagion from the emerging world put further pressure on markets. While all parts of the global credit market were weaker, the industrials sector meaningfully underperformed the financial sector, in large part reflecting the negative performance of sectors exposed to commodity prices. The market has since experienced a rally in risk assets and recovery in credit markets. Global credit has also benefited from the technical support afforded by accommodative central bank policy and depressed global yields.

•  The Portfolio's exposure to emerging market debt was also a contributor to positive performance. Emerging market debt experienced broad-based weakness in the fourth quarter of 2015 and the start of 2016 as the potential for rising U.S. interest rates, the direction of commodity prices, and the

(1)  Source: Bloomberg L.P. Data as of September 30, 2016.

(2)  Source: S&P Case-Shiller U.S. National Home Price Index. Data as of September 30, 2016.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

uncertain path of Chinese economic growth, currency and monetary policy were risk factors weighing on emerging market asset prices. Emerging market assets have since recovered along with other risk assets, as fundamentals, technical factors, and the macro environment have been supportive.

•  The Portfolio's exposure to commercial mortgage-backed securities (CMBS) detracted from performance as CMBS has underperformed most credit sectors year-to-date in 2016. Commercial real estate fundamental conditions have been strong as unemployment has remained low and the U.S. economy has continued its moderate growth. However, the technicals have been challenged given concerns over supply/demand dynamics and concerns over late-2015 and 2016 vintage origination CMBS due to the substantial increase in property values over the last few years. We have favored more seasoned CMBS issues, which have benefited from recent property price appreciation, over newly originated deals, which may have somewhat inflated property valuations as part of their underwriting.

Management Strategies

•  Throughout the period, the Portfolio was positioned with exposure to the investment grade credit sector, primarily focused on financials, and to the high yield credit sector, as we believe valuations relative to fundamentals have been attractive for these segments. These positions have aided performance as the market has stabilized.

•  The Portfolio also had allocations non-agency mortgage securities and CMBS. Non-agency mortgage positions added to performance during the period as the sector remained mostly immune to global volatility; however, CMBS positioning detracted from performance.

•  We continue being overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term.

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

Performance Compared to the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index(1), and the Lipper Alternative Credit Focus Funds Index(2)

	Period Ended September 30, 2016 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	2.91%	—	—	0.84%
Portfolio — Class A Shares w/o sales charges(4)	2.51	—	—	0.52
Portfolio — Class A Shares with maximum 4.25% sales charges(4)	–1.80	—	—	–1.92
Portfolio — Class C Shares w/o sales charges(5)	1.77	—	—	–0.69
Portfolio — Class C Shares with maximum 1.00% deferred sales charges(5)	0.78	—	—	–0.69
Portfolio — Class IS Shares w/o sales charges(4)	2.96	—	—	0.88
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.27	—	—	0.17
Lipper Alternative Credit Focus Funds Index	2.62	—	—	0.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Alternative Credit Focus Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 30, 2014.

(5)  Commenced operations on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (81.3%)
Asset-Backed Securities (13.0%)
AMRESCO Residential Securities Corp. Mortgage Loan Trust,
1.08%, 9/25/27 (a)	$6	$6
Bear Stearns Asset-Backed Securities I Trust,
0.85%, 3/25/37 (a)	86	50
0.88%, 5/25/37 (a)	97	61
BNC Mortgage Loan Trust,
0.69%, 3/25/37 (a)	100	77
Carrington Mortgage Loan Trust,
0.75%, 1/25/37 (a)	100	63
Countrywide Asset-Backed Certificates,
0.89%, 4/25/36 (a)	100	88
4.87%, 7/25/36	127	105
Credit Suisse First Boston Mortgage Securities Corp.,
1.15%, 1/25/32 (a)	57	51
CWABS Asset-Backed Certificates Trust,
4.76%, 10/25/46 (a)	94	67
Ellington Loan Acquisition Trust,
1.63%, 5/25/37 (a)(b)	100	93
GSAA Home Equity Trust,
6.00%, 11/25/36	32	20
GSAMP Trust,
0.85%, 3/25/46 (a)	100	80
Lehman ABS Manufactured Housing Contract Trust,
3.70%, 4/15/40	21	21
Nationstar Home Equity Loan Trust,
0.78%, 4/25/37 (a)	100	94
Ownit Mortgage Loan Trust,
0.80%, 3/25/37 (a)	61	50
RAMP Trust,
0.85%, 11/25/35 (a)	63	53
RMAT LLC,
4.83%, 6/25/35 (b)	62	61
Truman Capital Mortgage Loan Trust,
2.23%, 1/25/34 (a)(b)	70	69
3.30%, 11/25/31 (a)(b)	63	62
VOLT XXXIII LLC,
4.25%, 3/25/55 (b)	99	96
		1,267
Collateralized Mortgage Obligation — Agency Collateral Series (0.2%)
Government National Mortgage Association, IO
0.80%, 8/20/58 (a)	555	18
Commercial Mortgage-Backed Securities (4.0%)
COMM Mortgage Trust,
2.87%, 2/10/48 (b)	100	78
GS Mortgage Securities Trust,
4.47%, 2/10/48 (a)(b)	100	79
HILT Mortgage Trust,
4.27%, 7/15/29 (a)(b)	100	95
	Face Amount (000)		Value (000)
JPMBB Commercial Mortgage Securities Trust,
3.98%, 2/15/48 (a)(b)		$100	$76
Wells Fargo Commercial Mortgage Trust,
4.24%, 5/15/48 (a)		75	62
			390
Corporate Bonds (37.1%)
Finance (16.1%)
ABN Amro Bank N.V,
6.38%, 4/27/21	EUR	100	138
Ally Financial, Inc.,
4.13%, 3/30/20		$25	26
Assicurazioni Generali SpA,
7.75%, 12/12/42 (a)	EUR	100	132
Bank of America Corp.,
MTN
4.25%, 10/22/26		$50	53
BNP Paribas SA,
4.38%, 5/12/26 (b)		200	207
BPCE SA,
5.15%, 7/21/24 (b)		200	211
Citigroup, Inc.,
5.50%, 9/13/25		75	86
Cooperatieve Rabobank UA,
2.50%, 5/26/26 (a)	EUR	100	118
Discover Financial Services,
3.95%, 11/6/24		$25	26
Goldman Sachs Group, Inc. (The),
0.45%, 10/29/19 (a)	EUR	100	113
Kennedy-Wilson, Inc.,
5.88%, 4/1/24		$25	25
Lloyds Bank PLC,
6.50%, 3/24/20	EUR	50	66
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen,
6.00%, 5/26/41 (a)		100	134
Nationwide Building Society,
4.13%, 3/20/23 (a)		100	117
Vonovia Finance BV,
4.00%, 12/17/21 (a)(c)		100	119
			1,571
Industrials (19.4%)
Air Canada,
6.75%, 10/1/19 (b)		$45	47
Akamai Technologies, Inc.,
0.00%, 2/15/19		50	49
Aramark Services, Inc.,
4.75%, 6/1/26 (b)		25	25
AT&T, Inc.,
4.50%, 3/9/48 (b)		31	31
Ball Corp.,
4.00%, 11/15/23		25	25
Bharti Airtel International Netherlands BV,
3.38%, 5/20/21	EUR	100	123

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	$15	$15
Charter Communications Operating LLC/ Charter Communications Operating Capital,
4.91%, 7/23/25 (b)	50	55
Citrix Systems, Inc.,
0.50%, 4/15/19	50	57
Continental Airlines Pass-Through Certificates,
6.13%, 4/29/18	25	26
Crown Castle International Corp.,
5.25%, 1/15/23	25	28
CSC Holdings LLC,
5.25%, 6/1/24	25	24
Ctrip.com International Ltd.,
1.25%, 10/15/18	25	32
DISH DBS Corp.,
5.00%, 3/15/23	25	24
Dollar Tree, Inc.,
5.75%, 3/1/23	25	27
First Data Corp.,
5.38%, 8/15/23 (b)	25	26
General Motors Financial Co., Inc.,
4.30%, 7/13/25	50	52
Global Partners LP/GLP Finance Corp.,
7.00%, 6/15/23	25	23
Hanesbrands, Inc.,
4.63%, 5/15/24 (b)	9	9
4.88%, 5/15/26 (b)	16	16
Harland Clarke Holdings Corp.,
9.75%, 8/1/18 (b)	25	26
HCA, Inc.,
4.75%, 5/1/23	25	26
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.75%, 10/1/25 (b)	15	15
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC,
5.25%, 6/1/26 (b)	25	27
Lamar Media Corp.,
5.00%, 5/1/23	25	27
Lear Corp.,
5.25%, 1/15/25	50	54
Lundin Mining Corp.,
7.50%, 11/1/20 (b)	25	27
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
5.50%, 4/15/25 (b)	25	24
MasTec, Inc.,
4.88%, 3/15/23	25	25
MGM Resorts International,
6.00%, 3/15/23	25	27
Midcontinent Communications & Midcontinent Finance Corp.,
6.25%, 8/1/21 (b)	25	26
	Face Amount (000)		Value (000)
MPLX LP,
4.00%, 2/15/25		$25	$25
Netflix, Inc.,
5.50%, 2/15/22		25	27
ON Semiconductor Corp.,
Series B
2.63%, 12/15/26		50	60
OPE KAG Finance Sub, Inc.,
7.88%, 7/31/23 (b)		25	24
Outfront Media Capital LLC/Outfront Media Capital Corp.,
5.25%, 2/15/22		25	26
PetSmart, Inc.,
7.13%, 3/15/23 (b)		25	26
RR Donnelley & Sons Co.,
7.88%, 3/15/21		10	11
RSI Home Products, Inc.,
6.50%, 3/15/23 (b)		25	27
Sally Holdings LLC/Sally Capital, Inc.,
5.63%, 12/1/25		25	27
Shell International Finance BV,
1.38%, 9/12/19		50	50
Shire Acquisitions Investments Ireland DAC,
2.40%, 9/23/21		50	50
Standard Industries, Inc.,
5.38%, 11/15/24 (b)		50	52
Starwood Property Trust, Inc.,
4.55%, 3/1/18		50	55
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
5.75%, 3/1/25		25	25
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
5.50%, 9/15/24 (b)		25	25
Telefonica Europe BV,
5.88%, 3/31/24 (a)(c)	EUR	100	122
Tesla Motors, Inc.,
0.25%, 3/1/19		$50	46
Teva Pharmaceutical Finance Netherlands III BV,
2.20%, 7/21/21		25	25
Toll Brothers Finance Corp.,
0.50%, 9/15/32		50	49
Tops Holding LLC/Tops Markets II Corp.,
8.00%, 6/15/22 (b)		25	23
Transurban Finance Co., Pty Ltd.,
3.38%, 3/22/27 (b)		25	25
Whole Foods Market, Inc.,
5.20%, 12/3/25 (b)		25	27
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
5.50%, 3/1/25 (b)		25	25
Zachry Holdings, Inc.,
7.50%, 2/1/20 (b)		25	25
			1,895

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Utilities (1.6%)
AES Corp.,
4.88%, 5/15/23		$75	$76
Energy Transfer Partners LP,
2.50%, 6/15/18		75	76
			152
			3,618
Mortgages — Other (10.2%)
Alternative Loan Trust,
2.89%, 3/25/35 (a)		89	81
PAC
0.98%, 10/25/36 (a)		67	42
Banc of America Alternative Loan Trust,
0.98%, 11/25/36 (a)		57	35
5.71%, 10/25/36 (a)		103	65
Bear Stearns Structured Products, Inc. Trust,
2.97%, 1/26/36 (a)		36	29
Bear Stearns Trust,
2.69%, 2/25/36 (a)		54	46
2.95%, 4/25/35 (a)		53	39
3.38%, 3/25/36 (a)		109	83
Citigroup Mortgage Loan Trust,
2.91%, 6/25/36 (a)		42	34
First Horizon Mortgage Pass-Through Trust,
6.25%, 11/25/36		23	22
Grifonas Finance PLC,
0.09%, 8/28/39 (a)	EUR	49	42
GSR Mortgage Loan Trust,
3.37%, 12/25/34 (a)		$93	90
HarborView Mortgage Loan Trust,
0.72%, 1/19/38 (a)		33	28
IndyMac INDX Mortgage Loan Trust,
2.86%, 12/25/34 (a)		50	47
JP Morgan Mortgage Trust,
2.96%, 6/25/37 (a)		43	38
Lehman Mortgage Trust,
6.00%, 7/25/36 - 6/25/37		144	106
Luminent Mortgage Trust,
0.76%, 5/25/37 (a)		111	86
Lusitano Mortgages No. 5 PLC,
0.00%, 7/15/59 (a)	EUR	51	46
MASTR Alternative Loan Trust,
6.25%, 7/25/36		$46	40
			999
Sovereign (14.0%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21	BRL	960	282
Bundesrepublik Deutschland,
1.00%, 8/15/25	EUR	45	56
Cyprus Government International Bond,
3.88%, 5/6/22		40	47
	Face Amount (000)		Value (000)
Hungary Government Bond,
5.50%, 6/24/25	HUF	18,000	$80
7.50%, 11/12/20		23,000	104
Hungary Government International Bond,
5.38%, 3/25/24		$100	116
Indonesia Government International Bond,
5.88%, 1/15/24 (b)		200	236
New Zealand Government Bond,
4.50%, 4/15/27	NZD	70	62
Poland Government Bond,
2.50%, 7/25/26	PLN	670	169
Portugal Government International Bond,
5.13%, 10/15/24 (b)		$50	50
Portugal Obrigacoes do Tesouro OT,
5.65%, 2/15/24 (b)	EUR	40	53
Select Medical Corp.,
6.38%, 6/1/21		$50	50
South Africa Government Bond,
8.00%, 1/31/30	ZAR	50	3
United Kingdom Gilt,
2.00%, 9/7/25	GBP	40	58
			1,366
U.S. Treasury Securities (2.8%)
U.S. Treasury Bonds,
2.50%, 2/15/45		$35	36
3.88%, 8/15/40		50	65
U.S. Treasury Inflation Indexed Bond,
0.25%, 1/15/25		173	176
			277
Total Fixed Income Securities (Cost $7,863)			7,935
	Shares
Short-Term Investments (17.9%)
Investment Company (17.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,725)		1,725,403	1,725
	Face Amount (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill
0.41%, 3/23/17 (d) (Cost $15)		$15	15
Total Short-Term Investments (Cost $1,740)			1,740
Total Investments (99.2%) (Cost $9,603) (e)(f)			9,675
Other Assets in Excess of Liabilities (0.8%)			79
Net Assets (100.0%)			$9,754

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Strategic Income Portfolio

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2016.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2016.

(d)  Rate shown is the yield to maturity at September 30, 2016.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(f)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $9,603,000. The aggregate gross unrealized appreciation is approximately $206,000 and the aggregate gross unrealized depreciation is approximately $134,000 resulting in net unrealized appreciation of approximately $72,000.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

Foreign Currency Forward Exchange Contracts:

The Portfolio had the following foreign currency forward exchange contracts open at September 30, 2016:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	CAD	67			$52		10/5/16	$1
Australia and New Zealand Banking Group	EUR	88		NZD	135		10/5/16	(—	@)
Australia and New Zealand Banking Group	JPY	2,448			$24		10/5/16	—	@
Australia and New Zealand Banking Group	NZD	135		EUR	87		10/5/16	(1)
Australia and New Zealand Banking Group	NZD	54			$39		10/5/16	—	@
Australia and New Zealand Banking Group	PLN	333			$87		10/5/16	—	@
Australia and New Zealand Banking Group		$—	@	AUD	—	@	10/5/16	—	@
Australia and New Zealand Banking Group		$29		BRL	97		10/5/16	—	@
Australia and New Zealand Banking Group		$72		BRL	235		10/5/16	(—	@)
Australia and New Zealand Banking Group		$235		BRL	767		10/5/16	1
Australia and New Zealand Banking Group		$69		EUR	62		10/5/16	—	@
Australia and New Zealand Banking Group		$39		NZD	54		10/5/16	—	@
Australia and New Zealand Banking Group	ZAR	1,644			$115		10/5/16	(5)
Barclays Bank PLC		$116		PLN	449		10/5/16	1
Citibank NA	NOK	405		EUR	45		10/5/16	(—	@)
Citibank NA	NOK	413			$52		10/5/16	—	@
Citibank NA		$51		CAD	66		10/5/16	(—	@)
Citibank NA		$1,308		EUR	1,164		10/5/16	(—	@)
HSBC Bank PLC	GBP	83			$109		10/5/16	2
HSBC Bank PLC	JPY	32			$—	@	10/5/16	(—	@)
HSBC Bank PLC		$—	@	CAD	1		10/5/16	(—	@)
HSBC Bank PLC		$108		GBP	83		10/5/16	(—	@)
HSBC Bank PLC		$56		ZAR	817		10/5/16	3
JPMorgan Chase Bank NA	EUR	44		NOK	405		10/5/16	2
JPMorgan Chase Bank NA	HUF	54,756			$199		10/5/16	(1)
JPMorgan Chase Bank NA		$65		EUR	58		10/5/16	—	@
JPMorgan Chase Bank NA		$54		MXN	1,039		10/5/16	(1)
JPMorgan Chase Bank NA		$50		NOK	413		10/5/16	2
JPMorgan Chase Bank NA		$150		PLN	575		10/5/16	—	@
JPMorgan Chase Bank NA		$62		ZAR	890		10/5/16	3
JPMorgan Chase Bank NA	ZAR	64			$5		10/5/16	(—	@)
UBS AG	AUD	—	@		$—	@	10/5/16	(—	@)
UBS AG	BRL	1,099			$337		10/5/16	(1)
UBS AG	CAD	59		MXN	850		10/5/16	(1)
UBS AG	EUR	1,284			$1,445		10/5/16	2
UBS AG	HUF	17,164			$63		10/5/16	1
UBS AG	JPY	2,358		MXN	450		10/5/16	(—	@)
UBS AG	MXN	850		CAD	58		10/5/16	—	@
UBS AG	MXN	450		JPY	2,454		10/5/16	1
UBS AG	MXN	1,621			$87		10/5/16	4
UBS AG	PLN	108			$28		10/5/16	(—	@)
UBS AG	PLN	582			$151		10/5/16	(1)
UBS AG		$79		HUF	21,707		10/5/16	1
UBS AG		$183		HUF	50,212		10/5/16	—	@
UBS AG		$25		JPY	2,480		10/5/16	(—	@)
The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$30		MXN	582		10/5/16	$	(—	@)
Australia and New Zealand Banking Group	AUD	—	@		$—	@	11/4/16		—	@
Australia and New Zealand Banking Group	BRL	767			$233		11/4/16		(1)
Australia and New Zealand Banking Group	NZD	135		EUR	87		11/4/16		—	@
Australia and New Zealand Banking Group		$39		NZD	54		11/4/16		(—	@)
Citibank NA	CAD	57			$43		11/4/16		—	@
Citibank NA	CAD	66			$51		11/4/16		—	@
Citibank NA	EUR	45		NOK	405		11/4/16		—	@
Citibank NA	EUR	321			$361		11/4/16		(—	@)
Citibank NA	EUR	1,164			$1,310		11/4/16		—	@
Citibank NA	JPY	2,349		MXN	450		11/4/16		(—	@)
Citibank NA	MXN	850		CAD	57		11/4/16		—	@
Citibank NA		$23		JPY	2,357		11/4/16		(—	@)
Citibank NA		$30		MXN	582		11/4/16		(—	@)
Citibank NA		$52		NOK	413		11/4/16		(—	@)
HSBC Bank PLC	GBP	83			$108		11/4/16		—	@
JPMorgan Chase Bank NA	PLN	575			$150		11/4/16		(—	@)
JPMorgan Chase Bank NA		$5		ZAR	64		11/4/16		—	@
UBS AG	CAD	57		MXN	850		11/4/16		(—	@)
UBS AG	HUF	50,212			$183		11/4/16		(—	@)
UBS AG	JPY	2,480			$25		11/4/16		—	@
UBS AG	MXN	450		JPY	2,346		11/4/16		—	@
UBS AG	MXN	582			$30		11/4/16		—	@
									$12

Futures Contracts:

The Portfolio had the following futures contracts open at September 30, 2016:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
German Euro BOBL (Germany)	4	$(593)	Dec-16	$(1)
German Euro Bund (Germany)	5	(931)	Dec-16	(5)
U.S. Treasury 10 yr. Note (United States)	8	(1,049)	Dec-16	1
U.S. Treasury 10 yr. Ultra Long Bond (United States)	8	(1,153)	Dec-16	3
U.S. Treasury 2 yr. Note (United States)	1	(218)	Dec-16	(—	@)
U.S. Treasury 5 yr. Note (United States)	5	(608)	Dec-16	(—	@)
U.S. Treasury Ultra Bond (United States)	1	(184)	Dec-16	3
				$1

Credit Default Swap Agreements:

The Portfolio had the following credit default swap agreements open at September 30, 2016:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)			Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Deutsche Bank AG CMBX.NA.BB.60	Sell	$28	5.00%	5/11/63	$	(—	@)	$(5)	$(5)	NR
Goldman Sachs International CMBX.NA.BB.60	Sell	20	5.00	5/11/63		(—	@)	(4)	(4)	NR
Goldman Sachs International CMBX.NA.BBB.60	Sell	200	3.00	5/11/63		(13)		(5)	(18)	NR
Goldman Sachs International CMBX.NA.BBB.60	Sell	109	3.00	5/11/63		(5)		(5)	(10)	NR

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Credit Default Swap Agreements (cont'd):

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Upfront Payment Paid (Received) (000)	Unrealized Depreciation (000)	Value (000)	Credit Rating of Reference Obligation† (Unaudited)
Goldman Sachs International CMBX.NA.BBB.60	Sell	$27	3.00%	5/11/63	$(1)	$(1)	$(2)	NR
Goldman Sachs International CMBX.NA.BBB.60	Sell	64	3.00	5/11/63	(2)	(3)	(5)	NR
Morgan Stanley & Co., LLC* CDX.NA.HY.26	Buy	200	5.00	6/20/21	(9)	(1)	(10)	NR
		$648			$(30)	$(24)	$(54)

@  Value is less than $500.

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

NR  Not Rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

JPY  —  Japanese Yen

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PLN  —  Polish Zloty

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	19.6%
Short-Term Investments	18.0
Finance	16.2
Sovereign	14.1
Asset-Backed Securities	13.1
Mortgages — Other	10.3
Other**	8.7
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with an underlying face amount of approximately $4,736,000 with net unrealized appreciation of approximately $1,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $12,000 and does not include open swap agreements with total unrealized depreciation of approximately $24,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $7,878)	$7,950
Investment in Security of Affiliated Issuer, at Value (Cost $1,725)	1,725
Total Investments in Securities, at Value (Cost $9,603)	9,675
Foreign Currency, at Value (Cost $1)	— @
Receivable for Investments Sold	222
Interest Receivable	83
Receivable for Variation Margin on Futures Contracts	69
Due from Adviser	28
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	24
Tax Reclaim Receivable	1
Receivable from Affiliate	— @
Other Assets	22
Total Assets	10,124
Liabilities:
Payable for Investments Purchased	268
Unrealized Depreciation on Swap Agreements	23
Premium Received on Open Swap Agreements	21
Payable for Professional Fees	17
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	12
Payable for Custodian Fees	9
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Variation Margin on Swap Agreements	1
Payable for Sub Transfer Agency Fees — Class A	— @
Other Liabilities	14
Total Liabilities	370
Net Assets	$9,754
Net Assets Consist Of:
Paid-in-Capital	$10,056
Accumulated Net Investment Loss	(29)
Accumulated Net Realized Loss	(332)
Unrealized Appreciation (Depreciation) on:
Investments	72
Futures Contracts	1
Swap Agreements	(24)
Foreign Currency Forward Exchange Contracts	12
Foreign Currency Translations	(2)
Net Assets	$9,754

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2016 (000)
CLASS I:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.69
CLASS A:
Net Assets	$40
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	4,102
Net Asset Value, Redemption Price Per Share	$9.69
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$10.12
CLASS C:
Net Assets	$35
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,622
Net Asset Value, Offering and Redemption Price Per Share	$9.66
CLASS IS:
Net Assets	$9,669
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	998,000
Net Asset Value, Offering and Redemption Price Per Share	$9.69

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$309
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	312
Expenses:
Professional Fees	113
Registration Fees	47
Offering Costs	42
Advisory Fees (Note B)	38
Custodian Fees (Note F)	30
Pricing Fees	23
Shareholder Reporting Fees	8
Administration Fees (Note C)	8
Transfer Agency Fees — Class I (Note E)	— @
Transfer Agency Fees — Class A (Note E)	— @
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	— @
Trustees' Fees and Expenses	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	22
Total Expenses	335
Expenses Reimbursed by Adviser (Note B)	(180)
Waiver of Advisory Fees (Note B)	(38)
Reimbursement of Class Specific Expenses — Class I (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(— @)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Reimbursement of Custodian Fees (Note F)	(22)
Net Expenses	92
Net Investment Income	220
Realized Gain (Loss):
Investments Sold	44
Foreign Currency Forward Exchange Contracts	(55)
Foreign Currency Transactions	1
Futures Contracts	(279)
Swap Agreements	2
Net Realized Loss	(287)
Change in Unrealized Appreciation (Depreciation):
Investments	304
Foreign Currency Forward Exchange Contracts	(10)
Foreign Currency Translations	(1)
Futures Contracts	69
Swap Agreements	(22)
Net Change in Unrealized Appreciation (Depreciation)	340
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	53
Net Increase in Net Assets Resulting from Operations	$273

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2016 (000)	Period from December 30, 2014^ to September 30, 2015 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$220	$140
Net Realized Gain (Loss)	(287)	11
Net Change in Unrealized Appreciation (Depreciation)	340	(281)
Net Increase (Decrease) in Net Assets Resulting from Operations	273	(130)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(— @)	(—	@)
Class A:
Net Investment Income	(— @)	(—	@)
Class C:
Net Investment Income	(— @)	(—	@)*
Class IS:
Net Investment Income	(379)	(75)
Total Distributions	(379)	(75)
Capital Share Transactions:(1)
Class I:
Subscribed	—	10
Class A:
Subscribed	37	10
Redeemed	(7)	—
Class C:
Subscribed	25	10	*
Class IS:
Subscribed	—	9,980
Net Increase in Net Assets Resulting from Capital Share Transactions	55	10,010
Total Increase (Decrease) in Net Assets	(51)	9,805
Net Assets:
Beginning of Period	9,805	—
End of Period (Including Accumulated Net Investment Loss and Accumulated Undistributed Net Investment Income of $(29) and $167, respectively)	$9,754	$9,805
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	1
Class A:
Shares Subscribed	4	1
Shares Redeemed	(1)	—
Net Increase in Class A Shares Outstanding	3	1
Class C:
Shares Subscribed	3	1	*
Class IS:
Shares Subscribed	—	998

^  Commencement of Operations.

*  For the period April 30, 2015 through September 30, 2015.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Strategic Income Portfolio

	Class I
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.22	0.14
Net Realized and Unrealized Gain (Loss)	0.06	(0.28)
Total from Investment Operations	0.28	(0.14)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.07)
Net Asset Value, End of Period	$9.69	$9.79
Total Return++	2.91%	(1.39	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10	$10
Ratio of Expenses to Average Net Assets (1)	0.99%+	0.98	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.25%+	1.81	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02	%*
Portfolio Turnover Rate	47%	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.28%	17.80	%*
Net Investment Loss to Average Net Assets	(4.04)%	(15.01	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Strategic Income Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.18	0.11
Net Realized and Unrealized Gain (Loss)	0.06	(0.27)
Total from Investment Operations	0.24	(0.16)
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.05)
Net Asset Value, End of Period	$9.69	$9.79
Total Return++	2.51%	(1.56	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40	$10
Ratio of Expenses to Average Net Assets (1)	1.34%+	1.33	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.86%+	1.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02%
Portfolio Turnover Rate	47%	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.73%	18.06	%*
Net Investment Loss to Average Net Assets	(3.53)%	(15.27	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Strategic Income Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from April 30, 2015^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.76	$10.06
Income (Loss) from Investment Operations:
Net Investment Income†	0.11	0.05
Net Realized and Unrealized Gain (Loss)	0.06	(0.32)
Total from Investment Operations	0.17	(0.27)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.03)
Net Asset Value, End of Period	$9.66	$9.76
Total Return++	1.77%	(2.71	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35	$10
Ratio of Expenses to Average Net Assets (1)	2.09%+	2.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.14%+	1.13	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00	%§*
Portfolio Turnover Rate	47%	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	28.93%	19.28	%*
Net Investment Loss to Average Net Assets	(25.70)%	(16.05	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Offering.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Strategic Income Portfolio

	Class IS
Selected Per Share Data and Ratios	Year Ended September 30, 2016††	Period from December 30, 2014^ to September 30, 2015
Net Asset Value, Beginning of Period	$9.79	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.23	0.14
Net Realized and Unrealized Gain (Loss)	0.05	(0.27)
Total from Investment Operations	0.28	(0.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.08)
Net Asset Value, End of Period	$9.69	$9.79
Total Return++	2.96%	(1.37	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,669	$9,775
Ratio of Expenses to Average Net Assets (1)	0.94%+	0.93	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.35%+	1.88	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.02	%*
Portfolio Turnover Rate	47%	39	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.45%	4.04	%*
Net Investment Loss to Average Net Assets	(0.16)%	(1.23	)%*

††  Refer to Note F in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Portfolio seeks a total return comprised of income and capital appreciation. The Portfolio offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) futures are valued at the latest price published by the commodities exchange on which they trade; (3) swaps are marked-to-market daily based upon quotations from market makers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$1,267	$—	$1,267
Collateralized Mortgage Obligation — Agency Collateral Series	—	18	—	18
Commercial Mortgage-Backed Securities	—	390	—	390
Corporate Bonds	—	3,618	—	3,618
Mortgages — Other	—	999	—	999
Sovereign	—	1,366	—	1,366
U.S. Treasury Securities	—	277	—	277
Total Fixed Income Securities	—	7,935	—	7,935
Short-Term Investments
Investment Company	1,725	—	—	1,725
U.S. Treasury Security	—	15	—	15
Total Short-Term Investments	1,725	15	—	1,740
Foreign Currency Forward Exchange Contracts	—	24	—	24
Futures Contracts	7	—	—	7
Total Assets	1,732	7,974	—	9,706

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(12)	$—	$(12)
Futures Contracts	(6)	—	—	(6)
Credit Default Swap Agreements	—	(24)	—	(24)
Total Liabilities	(6)	(36)	—	(42)
Total	$1,726	$7,938	$—	$9,664

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolio values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Portfolio used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with which the Portfolio has open positions in the futures contract.

Swaps: The Portfolio may enter into over-the-counter ("OTC") swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open,

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Portfolio may be either the buyer or seller in a credit default swap. Where the Portfolio is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Portfolio will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Portfolio also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the

Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following tables set forth the fair value of the Portfolio's derivative contracts by primary risk exposure as of September 30, 2016.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$24
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	7 (a)
Total			$31
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(12)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(6)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Credit Risk	(23)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(1)(a)
Total			$(42)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2016 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(55)
Interest Rate Risk	Futures Contracts	(279)
Credit Risk	Swap Agreements	2
	Total	$(332)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(10)
Interest Rate Risk	Futures Contracts	69
Credit Risk	Swap Agreements	(22)
	Total	$37

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

At September 30, 2016, the Portfolio's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$24	$(12)
Swap Agreements	—	(23)
Total	$24	$(35)

(b) Excludes exchange traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$2		$(2)	$—	$0
Barclays Bank PLC	1		—	—	1
Citibank NA	—	@	(— @)	—	0
HSBC Bank PLC	5		(— @)	—	5
JPMorgan Chase Bank NA	7		(2)	—	5
UBS AG	9		(3)	—	6
Total	$24		$(7)	$—	$17

@ Amount is less than $500.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$7		$(2)	$—	$5
Citibank NA	—	@	(— @)	—	0
Deutsche Bank AG	5		—	—	5
Goldman Sachs International	18		—	—	18
HSBC Bank PLC	—	@	(— @)	—	0
JPMorgan Chase Bank NA	2		(2)	—	0
UBS AG	3		(3)	—	0
Total	$35		$(7)	$—	$28

@ Amount is less than $500.

For the year ended September 30, 2016, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$5,768,000
Futures Contracts:
Average monthly original value	$5,108,000
Swap Agreements:
Average monthly notional amount	$215,000

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Over $500 million
0.40%	0.35%

For the year ended September 30, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2016, approximately $38,000 of advisory fees were waived and approximately $182,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and Sub-Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. State Street reimbursed the Portfolio directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of Custodian Fees" in the Statement of Operations. Pursuant to the expense limitations described in Note B, the Portfolio has experienced expenses reimbursed by the Adviser during the current period. Accordingly, the reimbursement of out-of-pocket expenses in the current period resulted in the reduction in the current period Expenses reimbursed by the Adviser.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2016, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,775,000 and $5,172,000, respectively. For the year ended September 30, 2016, purchases and sales of long-term U.S. Government securities were approximately $161,000 and $567,000, respectively.

The Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Liquidity Funds. For the year ended September 30, 2016, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2016 is as follows:

Value September 30, 2015 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2016 (000)
$65	$6,249	$4,589	$3	$1,725

The Portfolio is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2016, the Portfolio did not engage in any cross-trade transactions.

The Portfolio has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Portfolio.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the two-year period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

2016 Distributions Paid From: Ordinary Income (000)	2015 Distributions Paid From: Ordinary Income (000)
$379	$75

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments for swap transactions, paydown adjustments and nondeductible expenses, resulted in the following reclassifications among the components of net assets at September 30, 2016:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$(37)	$41	$(4)

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$85	$—

At September 30, 2016, the Portfolio had available for federal income tax purposes unused short term and long term capital losses of approximately $178,000 and $153,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

J. Other: At September 30, 2016, the Portfolio did not have record owners of 10% or greater.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Strategic Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016, the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Investment Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board reviewed the performance, fees and expenses of the Portfolio compared to its peers, as determined by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolio. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2015, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Portfolio's performance was better than its peer group average for the one-year period and the period since the end of December 2014, the month of the Portfolio's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Portfolio relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Broadridge. In addition to the management fee, the Board also reviewed the Portfolio's total expense ratio. The Board noted that the Portfolio's management fee was lower than its peer group average and total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Portfolio's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolio and how that relates to the Portfolio's total expense ratio and particularly the Portfolio's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolio and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA of the USA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospect of the applicable Portfolio of Morgan Stanley Institutional Funds Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
1627780 EXP. 11.30.17

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2016

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Investment Advisory Agreement Approval	22
Privacy Notice	24
Trustee and Officer Information	27

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Portfolio, including performance, characteristics, and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Portfolio. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Portfolio") performed during the period ended September 30, 2016.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2016

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Portfolio, you may incur ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/28/16 – 9/30/16 (unless otherwise noted).

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/28/16	Actual Ending Account Value 9/30/16	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,002.60	$1,020.54	$0.77	$0.78	0.18%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,002.40	1,020.33	0.98	0.99	0.23
Ultra-Short Income Portfolio Class A	1,000.00	1,001.40	1,019.44	1.88	1.89	0.44

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 156/366 (to reflect the actual days in the period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Portfolio seeks current income with capital preservation while maintaining liquidity.

Performance

For the period from inception on April 28, 2016 through the fiscal year end on September 30, 2016, the Portfolio's Institutional Share Class had a total return of 0.24%. The Portfolio's Institutional Share Class outperformed against the Portfolio's benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.15%. For the seven-day period ended September 30, 2016, the Portfolio's Institutional Share Class provided an annualized current yield of 0.74% (subsidized) and 0.58% (non-subsidized), while its 30-day moving average annualized yield was 0.70% (subsidized) and 0.52% (non-subsidized). The 30-day SEC yield was 0.70% (subsidized) and 0.52% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Economic conditions and expectations for U.S. central bank policy, along with changes in the regulatory framework for money market funds, were the primary drivers of market dynamics in the short-term fixed income space for the reporting period.

•  Specific to the regulatory landscape, October 14, 2016 was the implementation date for the Securities and Exchange Commission's (SEC) revised 2a-7 rule, which regulates money market funds (MMFs). Sweeping changes to the regulatory framework for MMFs included the required adoption of trigger-based redemption fees and liquidity gates for both prime and tax-exempt MMFs and, for institutional prime and tax-exempt MMFs, the mandatory conversion to float the funds' net asset values (NAV) per share. MMFs investing primarily in U.S. government securities were not subject to these elements of the rule changes.

•  Money market participants widely expected a shifting of assets away from prime and tax-exempt MMFs in favor of government MMFs due to the new requirements. Anticipating the outflows, MMF managers tended to adopt a defensive approach, bolstering portfolio liquidity and limiting term investments leading up to the October implementation date. This led to a shift in the supply/demand equilibrium for non-government money market instruments, creating a technical imbalance that forced Libor rates higher through the third quarter of 2016 with 3-month Libor rates increasing 20 basis points, or bps, (from 0.65% to 0.85%) and 6-month Libor rates increasing 32 bps (from 0.92% to 1.24%).i

•  From an economic perspective, second-quarter 2016 gross domestic product (GDP) rose at 1.1% annualized, below median forecasts of 2.5%.ii Household purchases were the lone bright spot in the quarter, as businesses trimmed inventories and reduced outlays on equipment and construction projects.

•  Non-farm payrolls rose an average of 146,000 in the second quarter of 2016, indicating a general slowdown in the hiring market.iii Industries that showed strong first-quarter growth pulled back, highlighted by the retail sector's largest payroll cut in two years. The biggest surprise of the quarter came with the May non-farm payrolls. Employers added the fewest number of workers in almost six years, originally reported at 38,000 but revised down to 24,000, reflecting broad cutbacks that raised concern about the health of the U.S. economy. Payroll growth in June 2016 rebounded and came in at 271,000, which far exceeded consensus expectations of 180,000, due to strong performance across multiple sectors. These June numbers tempered fears of a slowing labor market caused by the poor May results. The unemployment rate ended the quarter at 4.9%.

•  Third-quarter 2016 employment continued its positive momentum, with non-farm payrolls averaging 190,000 for July and August. The unemployment rate remained constant at 4.9% as people reentering the workforce were able to find jobs. September payrolls increased 156,000, slightly lower than expectations, and the unemployment rate ticked up to 5.0%. However, positive revisions

i  Source: Intercontinental Exchange and Bloomberg L.P.

ii  Source: Bureau of Economic Analysis

iii  Source for all labor market data: Bureau of Labor Statistics

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

for the prior period and an increase in the labor force participation rate largely offset the slightly negative headline numbers.

•  At the April 2016 Federal Open Market Committee (FOMC) meeting, rates were left unchanged and the Committee signaled its openness to raising rates in June 2016 if upcoming data warranted. The Federal Reserve (Fed) acknowledged that financial conditions eased somewhat since the March meeting and removed the assessment that "financial conditions continue to pose risks to the outlook" of the economy.

•  In May 2016, the April FOMC minutes were released and surprised the market with a hawkish tone. The minutes stated that "most" participants judged that it "likely would be appropriate for the Committee to increase the target range for the federal funds rate in June" if economic data were supportive. Referring to the June 2016 meeting, officials judged it appropriate to leave their options open, making a decision based on upcoming economic data points.

•  June 2016 was full of market-moving events across the globe. The month started with the May 2016 non-farm payroll report, which came in at 38,000, significantly below the 160,000 consensus. This was later revised to 24,000. The addition was the fewest new jobs since September 2010, and immediately the market priced out any rate hike at the FOMC meeting later in the month. With the poor non-farm payroll result still fresh and the upcoming Brexit vote on the horizon, as expected the Fed held rates steady at its mid-month meeting and maintained a target federal funds range of 0.25% to 0.50%. The Fed did express confidence in a jobs rebound and reiterated that interest rates would be likely to rise at a gradual level. In addition, the "dot plot," which charts the Fed's interest rate forecasts, took on a dovish tone, decreasing the members voting for a 2016 hike, as well as lowering the 2017 and 2018 interest rate path.

•  In a referendum on June 23, 2016, the United Kingdom voted to leave the European Union (EU), with 52% in favor. The vote to leave was supported by resentment over Britain's high annual contributions to the EU as well as concerns about the uptick in immigration due to the recent refugee crisis. The process of leaving the EU is a lengthy one, as it will take two years from the time the UK files the official notification through Article 50 of the Lisbon Treaty. This is unchartered territory, and the global markets reacted accordingly. Risk assets were down and investors piled into perceived safe-haven assets, sending yields to near-record lows. The 30-year U.S. Treasury declined to 2.19% and the 10-year slid to 1.39% in days following the referendum.iv

•  In July 2016, markets managed to stabilize from the turbulence following the Brexit vote the prior month. The July FOMC meeting went fairly in line with market expectations, with no changes to policy and rates. The tone of the meeting was hawkish, with the Fed saying that "near-term risks to the economic outlook have diminished." The Committee repeated that it expects conditions will evolve in a manner that warrants a gradual increase in the federal funds rate.

•  With no FOMC meeting taking place in August 2016, market participants were focused on the annual Jackson Hole, Wyoming summit, which was highlighted by comments from Fed Chair Janet Yellen. "In light of the continued solid performance of the labor market and our outlook for economic activity and inflation, I believe the case for an increase in the federal funds rate has strengthened in recent months," she said in a speech to central bankers and economists. These remarks appeared to leave open the possibility of an interest-rate hike in September 2016, and bonds fell while the dollar rose.

•  At the September FOMC meeting, however, the Committee left the target range for the federal funds rate unchanged, citing that the risks to the economic outlook remained balanced and, although the case for an increase in policy rates had strengthened, the Committee decided to wait for further progress toward its objectives. The non-hike appeared to be a very close call, as three Committee members dissented against the decision. However, there was a material split in the Committee, as three

iv  Source: Bloomberg L.P., July 1, 2016

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

other members called for no further rate increases for the remainder of the year, blurring the expectations of an additional rate hike before year-end.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration, and risk management, and we are very comfortable with our approach.

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, and Class IR shares will vary from the performance of Class Institutional shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index(1), and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2016 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class IR Shares w/o sales charges(4)	—	—	—	0.26%
Portfolio — Class Institutional Shares w/o sales charges(4)	—	—	—	0.24
Portfolio — Class A Shares w/o sales charges(4)	—	—	—	0.14
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	—	0.15
Lipper Ultra Short Obligations Funds Index	—	—	—	0.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. Returns for period less than one year are not annualized. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Ultra Short Obligations' Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Portfolio, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (4.1%)
International Banks (4.1%)
Bank of Montreal
0.93%, 12/14/16	$5,000	$5,002
Credit Suisse AG
0.90%, 11/7/16	4,000	4,001
DZ Bank AG
0.95%, 12/22/16	10,000	9,999
Oversea-Chinese Banking Corp. Ltd.
0.90%, 11/16/16	5,000	5,002
Toronto-Dominion Bank
0.90%, 1/5/17	2,000	2,000
Total Certificates of Deposit (Cost $26,000)		26,004
Commercial Paper (a) (10.8%)
Automobiles (0.8%)
Harley-Davidson Financial Services, Inc.
0.64%, 10/6/16	5,000	4,999
Health Care Services (0.7%)
UnitedHealth Group, Inc.
0.75%, 11/4/16	5,000	4,996
International Banks (7.7%)
BPCE
1.05%, 1/5/17	5,000	4,987
Cooperatieve Rabobank UA
0.87%, 11/2/16	10,000	9,996
DNB Bank ASA
0.86%, 11/14/16	4,920	4,917
Macquarie Bank Ltd.
1.00%, 12/21/16	10,000	9,985
National Australia Bank Ltd.
0.87%, 11/16/16	1,855	1,854
Nordea Bank AB
0.92%, 11/23/16	10,000	9,991
Sumitomo Mitsui Banking Corp.,
0.90%, 10/24/16	2,500	2,499
1.00%, 1/3/17	5,000	4,987
		49,216
Publishing & Broadcasting (0.8%)
NBCUniversal Enterprise, Inc.
0.65%, 10/12/16	5,000	4,999
Transportation (0.8%)
Ryder System, Inc.
0.75%, 10/17/16	5,000	4,998
Total Commercial Paper (Cost $69,192)		69,208
Corporate Bond (1.1%)
International Bank (1.1%)
ABN AMRO Bank
4.25%, 2/2/17 (b)(c) (Cost $6,851)	6,784	6,854
	Face Amount (000)	Value (000)
Floating Rate Notes (55.2%)
Automobiles (3.9%)
Toyota Motor Credit
1.23%, 6/19/17	$25,000	$24,998
Domestic Banks (2.4%)
Bank of America NA
1.29%, 11/14/16	5,000	5,004
HSBC Bank USA NA
1.07%, 5/12/17	6,100	6,089
Wells Fargo Bank NA
1.04%, 2/15/17	4,000	4,001
		15,094
International Banks (48.9%)
ANZ New Zealand International Ltd.,
1.11%, 1/31/17 (b)	10,000	10,007
1.13%, 3/13/17	4,000	4,001
ASB Finance Ltd. London
1.11%, 3/6/17 (b)	5,000	5,002
Australia & New Zealand Banking Group Ltd.
0.87%, 12/15/16 (b)	5,000	5,002
Bank of Montreal
1.00%, 1/23/17	7,000	7,002
Bank of Nova Scotia,
1.07%, 12/5/16	3,000	3,002
1.11%, 3/28/17 (b)	7,000	6,999
1.14%, 3/6/17	5,000	5,002
1.14%, 3/3/17	5,100	5,103
1.15%, 2/23/17	3,000	3,002
1.24%, 5/12/17	3,500	3,502
BNZ International Funding Ltd.
1.07%, 3/31/17 (b)	14,000	13,995
Canadian Imperial Bank of Commerce,
1.12%, 2/15/17	10,000	10,006
1.15%, 2/21/17	5,000	5,003
1.19%, 5/23/17 (c)	6,411	6,412
Commonwealth Bank of Australia
0.98%, 2/6/17 (b)	10,000	10,002
Credit Suisse AG,
1.01%, 12/14/16	5,000	5,003
1.65%, 9/12/17	7,000	7,008
DNB Bank ASA
1.11%, 3/27/17 (b)	10,000	9,999
HSBC Bank PLC,
0.99%, 11/29/16 (b)	5,000	5,003
1.19%, 3/20/17 (b)	5,000	5,002
Mizuho Bank Ltd.
1.27%, 3/7/17	4,000	4,000
National Australia Bank Ltd.
1.11%, 4/27/17	4,850	4,848
Nordea Bank Finland PLC
1.01%, 11/14/16	3,000	3,002

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
International Banks (cont'd)
Oversea-Chinese Banking Corp. Ltd.
1.16%, 2/22/17	$5,000	$5,003
Rabobank Nederland
0.86%, 11/9/16	2,000	2,001
Royal Bank of Canada,
0.92%, 1/6/17	15,000	15,005
1.10%, 1/23/17	13,000	13,008
Skandinaviska Enskilda Banken AB,
0.87%, 12/2/16	1,400	1,400
0.94%, 1/9/17	7,476	7,479
Sumitomo Mitsui Banking Corp.
1.20%, 2/8/17	7,000	7,003
Sumitomo Mitsui Trust Bank Ltd.
1.26%, 3/7/17	10,000	10,003
Suncorp-Metway Ltd.
1.55%, 3/28/17 (b)	28,750	28,794
Svenska Handelsbanken AB,
0.90%, 1/10/17	5,000	5,001
0.90%, 12/16/16	5,000	5,002
1.05%, 12/19/16	4,100	4,103
1.07%, 11/28/16	2,823	2,825
1.10%, 2/28/17	7,000	7,003
Toronto-Dominion Bank,
0.86%, 11/7/16	7,000	7,002
1.09%, 2/3/17	5,000	5,003
1.18%, 5/1/17	3,000	3,001
UBS AG Stamford
0.94%, 12/13/16	5,000	5,003
Westpac Banking Corp.,
0.97%, 3/8/17 (b)	7,000	6,998
1.04%, 1/19/17	1,000	1,001
1.15%, 2/6/17	2,008	2,010
1.21%, 3/3/17 (b)	11,000	11,009
1.28%, 9/28/17	10,000	9,996
		311,560
Total Floating Rate Notes (Cost $351,526)		351,652
Repurchase Agreements (29.5%)
ABN Amro Securities LLC, (0.50%, dated 9/30/16, due 10/3/16; proceeds $22,001; fully collateralized by various Corporate Bonds, 1.90% - 7.90% due 3/15/17 - 7/15/46, U.S. Government agency securities, 3.00% - 5.00% due 11/15/40 - 10/1/46 and a U.S. Government obligation, 2.13% due 8/31/20; valued at $23,037)	22,000	22,000
Bank of Montreal, (0.50%, dated 9/30/16, due 10/3/16; proceeds $1,000; fully collateralized by various Corporate Bonds; 1.07% - 5.65% due 2/21/17 - 11/23/43; valued at $1,051)	1,000	1,000
	Face Amount (000)	Value (000)
Citigroup Global Markets, Inc., (0.55%, dated 9/30/16, due 10/3/16; proceeds $23,001; fully collateralized by various Common Stocks; valued at $24,150)	$23,000	$23,000
HSBC Securities USA, Inc., (0.60%, dated 9/30/16, due 10/3/16; proceeds $15,001; fully collateralized by various Corporate Bonds; 6.63% - 11.00% due 5/1/19 - 5/15/22; valued at $15,900)	15,000	15,000
ING Financial Markets LLC, (0.63%, dated 9/30/16, due 10/3/16; proceeds $24,001; fully collateralized by various Corporate Bonds; 3.50% - 10.13% due 4/15/18 - 6/15/24; valued at $25,441)	24,000	24,000
JP Morgan Securities LLC, (1.09%, dated 9/19/16, due 3/3/17; proceeds $5,025; fully collateralized by various Corporate Bonds; 7.25% - 8.88% due 2/1/18 - 4/1/19; valued at $5,301) (Demand 10/6/16)	5,000	5,000
JP Morgan Securities LLC, (1.08%, dated 6/6/16 - 8/8/16, due 3/3/17; proceeds $15,111; fully collateralized by various Corporate Bonds; 5.50% - 10.63% due 2/1/18 - 8/1/23; valued at $15,903) (Demand 10/6/16)	15,000	15,000
Merrill Lynch Pierce Fenner & Smith, (1.02%, dated 8/12/16, due 2/13/17; proceeds $10,052; fully collateralized by various Common Stocks, Convertible Bonds, 0.50% - 4.50% due 11/15/16 - 9/15/32, and a Convertible Preferred Stock; valued at $11,015) (Demand 10/12/16)	10,000	10,000
Mizuho Securities USA, Inc., (0.50%, dated 9/30/16, due 10/3/16; proceeds $23,001; fully collateralized by various Common Stocks; valued at $24,150)	23,000	23,000
Pershing LLC, (0.61%, dated 9/30/16, due 10/3/16; proceeds $26,001; fully collateralized by various Corporate Bonds; 0.77% - 11.50% due 10/6/16 - 12/31/99; valued at $27,553) (d)	26,000	26,000
Scotia Capital USA, Inc., (0.60%, dated 9/30/16, due 10/3/16; proceeds $4,000; fully collateralized by a Corporate Bond; 6.80% due 12/15/16; valued at $4,241)	4,000	4,000
Wells Fargo Securities LLC, (1.07%, dated 8/11/16, due 11/9/16; proceeds $15,040; fully collateralized by various Corporate Bonds; 7.00% - 11.25% due 4/1/19 - 4/1/45; valued at $15,900)	15,000	15,000

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Wells Fargo Securities LLC, (1.07%, dated 8/19/16, due 11/9/16; proceeds $5,012; fully collateralized by various Corporate Bonds; 5.50% - 9.00% due 4/15/19 - 4/1/45; valued at $5,300)	$5,000	$5,000
Total Repurchase Agreements (Cost $188,000)		188,000
Total Investments (100.7%) (Cost $641,569) (e)(f)		641,718
Liabilities in Excess of Other Assets (–0.7%)		(4,750)
Net Assets (100.0%)		$636,968

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security is subject to delayed delivery.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2016.

(e)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(f)  At September 30, 2016, the aggregate cost for federal income tax purposes is approximately $641,569,000. The aggregate gross unrealized appreciation is approximately $177,000 and the aggregate gross unrealized depreciation is approximately $28,000 resulting in net unrealized appreciation of approximately $149,000.

Portfolio Composition

Classification	Percentage of Total Investments
Floating Rate Notes	54.8%
Repurchase Agreements	29.3
Commercial Paper	10.8
Other*	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2016 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $641,569, including value of repurchase agreements of $188,000)	$641,718
Cash	70
Receivable for Portfolio Shares Sold	6,170
Interest Receivable	324
Prepaid Offering Costs	86
Due from Adviser	23
Other Assets	52
Total Assets	648,443
Liabilities:
Payable for Investments Purchased	9,764
Payable for Portfolio Shares Redeemed	1,353
Dividends Payable	172
Payable for Professional Fees	59
Payable for Administration Fees	37
Payable for Shareholder Services Fees — Institutional Class	7
Payable for Shareholder Services Fees — Class A	23
Payable for Custodian Fees	18
Payable for Offering Costs	13
Payable for Transfer Agency Fees — Class IR	1
Payable for Transfer Agency Fees — Institutional Class	—	@
Payable for Transfer Agency Fees — Class A	—	@
Other Liabilities	28
Total Liabilities	11,475
Net Assets	$636,968
Net Assets Consist of:
Paid-in-Capital	$636,808
Distributions in Excess of Net Investment Income	(25)
Accumulated Undistributed Net Realized Gain	36
Unrealized Appreciation (Depreciation) on:
Investments	149
Net Assets	$636,968
CLASS IR:
Net Assets	$276,348
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	27,623,387
Net Asset Value, Offering and Redemption Price Per Share	$10.00
Institutional Class:
Net Assets	$196,092
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	19,605,875
Net Asset Value, Offering and Redemption Price Per Share	$10.00
CLASS A:
Net Assets	$164,528
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,451,557
Net Asset Value, Offering and Redemption Price Per Share	$10.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Ultra-Short Income Portfolio

Statement of Operations	Period from April 28, 2016^ to September 30, 2016 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,219
Expenses:
Advisory Fees (Note B)	299
Administration Fees (Note C)	119
Professional Fees	94
Offering Costs	64
Shareholder Services Fees — Institutional Class (Note D)	14
Shareholder Services Fees — Class A (Note D)	33
Shareholder Reporting Fees	25
Custodian Fees (Note F)	21
Pricing Fees	5
Transfer Agency Fees — Class IR (Note E)	1
Transfer Agency Fees — Institutional Class (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Trustees' Fees and Expenses	2
Registration Fees	— @
Other Expenses	2
Total Expenses	681
Waiver of Advisory Fees (Note B)	(299)
Expenses Reimbursed by Adviser (Note B)	(64)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(1)
Net Expenses	316
Net Investment Income	903
Realized Gain:
Investments Sold	36
Change in Unrealized Appreciation (Depreciation):
Investments	149
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	185
Net Increase in Net Assets Resulting from Operations	$1,088

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Ultra-Short Income Portfolio

Statement of Changes in Net Assets	Period from April 28, 2016^ to September 30, 2016 (000)
Increase in Net Assets:
Operations:
Net Investment Income	$903
Net Realized Gain	36
Net Change in Unrealized Appreciation	149
Net Increase in Net Assets Resulting from Operations	1,088
Distributions from and/or in Excess of:
Class IR:
Net Investment Income	(676)
Institutional Class:
Net Investment Income	(185)
Class A:
Net Investment Income	(67)
Total Distributions	(928)
Capital Share Transactions:(1)
Class IR:
Subscribed	302,012
Distributions Reinvested	55
Redeemed	(25,833)
Institutional Class:
Subscribed	229,457
Distributions Reinvested	154
Redeemed	(33,552)
Class A:
Subscribed	180,915
Distributions Reinvested	61
Redeemed	(16,461)
Net Increase in Net Assets Resulting from Capital Share Transactions	636,808
Total Increase in Net Assets	636,968
Net Assets:
Beginning of Period	—
End of Period (Including Distributions in Excess of Net Investment Income $(25))	$636,968
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	30,201
Shares Issued on Distributions Reinvested	5
Shares Redeemed	(2,583)
Net Increase in Class IR Shares Outstanding	27,623
Institutional Class:
Shares Subscribed	22,946
Shares Issued on Distributions Reinvested	15
Shares Redeemed	(3,355)
Net Increase in Institutional Class Shares Outstanding	19,606
Class A:
Shares Subscribed	18,092
Shares Issued on Distributions Reinvested	6
Shares Redeemed	(1,646)
Net Increase in Class A Shares Outstanding	16,452

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from April 28, 2016^ to September 30, 2016
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Gain	0.00	‡
Total from Investment Operations	0.03
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$10.00
Total Return++	0.26	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$276,348
Ratio of Expenses to Average Net Assets (1)	0.18	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.61	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.42	%*
Net Investment Income to Average Net Assets	0.37	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
Selected Per Share Data and Ratios	Period from April 28, 2016^ to September 30, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02
Net Realized and Unrealized Gain	0.00	‡
Total from Investment Operations	0.02
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Net Asset Value, End of Period	$10.00
Total Return++	0.24	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$196,092
Ratio of Expenses to Average Net Assets (1)	0.23	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.65	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.48	%*
Net Investment Income to Average Net Assets	0.40	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Financial Highlights

Ultra-Short Income Portfolio

	Class A
Selected Per Share Data and Ratios	Period from April 28, 2016^ to September 30, 2016
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	0.00	‡
Total from Investment Operations	0.01
Distributions from and/or in Excess of:
Net Investment Income	(0.01)
Net Asset Value, End of Period	$10.00
Total Return++	0.14	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$164,528
Ratio of Expenses to Average Net Assets (1)	0.44	%*
Ratio of Net Investment Income to Average Net Assets (1)	0.48	%*
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.68	%*
Net Investment Income to Average Net Assets	0.24	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (''MSIFT" or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of nine separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund applies investment company accounting and reporting guidance. All Portfolios are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Portfolio seeks current income with capital preservation while maintaining liquidity.

The Portfolio commenced operations on April 28, 2016 and offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (3) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Portfolio's investments as of September 30, 2016.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$26,004	$—	$26,004
Commercial Paper	—	69,208	—	69,208
Corporate Bond	—	6,854	—	6,854
Floating Rate Notes	—	351,652	—	351,652
Repurchase Agreements	—	188,000	—	188,000
Total Short-Term Investments	—	641,718	—	641,718
Total Assets	$—	$641,718	$—	$641,718

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2016, the Portfolio did not have any investments transfer between investment levels.

3.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Portfolio may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Portfolio will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Portfolios' and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  When-Issued/Delayed Delivery Securities: The Portfolio purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Portfolio is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Portfolio.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.55% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Portfolio's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Portfolio to maintain a minimum level of daily net investment income. For the period ended September 30, 2016, approximately $299,000 of advisory fees were waived and approximately $66,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Portfolio's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets attributable to the Institutional Class shares.

The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Portfolio pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A shares.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

The Distributor has agreed to reduce its distribution fees to enable the Portfolio to maintain a minimum level of daily net investment income.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Portfolio with respect to certain direct transactions with the Portfolio.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Notes to Financial Statements (cont'd)

financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2016, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2016 was as follows:

2016 Distributions Paid From: Ordinary Income (000)
$928

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

At September 30, 2016, the components of distributable earnings for the Portfolio on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$245	$—

H. Credit Facility: As of April 4, 2016, the Fund and other Morgan Stanley funds participate in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the period ended September 30, 2016, the Portfolio did not have any borrowings under the facility.

I. Other: At September 30, 2016, the Portfolio had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolio. The aggregate percentage of such owners was 56.1%.

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Ultra-Short Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) (the "Portfolio") as of September 30, 2016 and the related statements of operations and changes in net assets and the financial highlights for the period from April 28, 2016 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra-Short Income Portfolio (one of the portfolios constituting Morgan Stanley Institutional Fund Trust) at September 30, 2016, the results of its operations, changes in its net assets and the financial highlights for the period from April 28, 2016 (commencement of operations) to September 30, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 22, 2016

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolio. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which does not include breakpoints. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Portfolio had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolio's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Portfolio if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to nonaffiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf ; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various nonprofit organizations.
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	98

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	98

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (67) c/o Perkins Coli LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Perkins Coli LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				97	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	100	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2015) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Stefanie V. Chang Yu (49) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (51) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and has qualified.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2016

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Portfolio of Morgan Stanley Institutional Fund Trust, which describes in detail the Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1 (800) 548-7786.

31

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2016 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
1629560 EXP. 11.30.17

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$501,002		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$40,500	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$40,500		$9,289,024

Total	$541,502		$9,289,024

2015

	Registrant		Covered Entities(1)
Audit Fees	$517,677		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$40,000	(3)	$7,968,463	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$40,000		$8,180,463

Total	$557,677		$8,180,463

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
November 17, 2016

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 17, 2016